Exhibit 10.1 Execution Version FIRST AMENDMENT TO ABL CREDIT AGREEMENT This FIRST AMENDMENT TO ABL CREDIT AGREEMENT, dated as of October 5, 2020 (this “Amendment”), among Option Care Health, Inc. (f/k/a BioScrip, Inc.), a Delaware corporation (the “Parent Borrower” and a “Borrower”), each Guarantor party hereto, each Lender party hereto and Bank of America, N.A., as administrative agent (in such capacity, the “Agent”). WHEREAS, the Parent Borrower, HC Group Holdings II, LLC, a Delaware limited liability company, the other parties from time to time party thereto, the Lenders (as defined therein) from time to time party thereto, and the Agent are parties to that certain ABL Credit Agreement, dated as of August 6, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, the Existing Credit Agreement as amended hereby and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment. WHEREAS, on the date hereof, there are Revolving Credit Commitments under the Existing Credit Agreement in an aggregate principal amount of $150,000,000 (the “Existing Revolving Credit Commitments”); WHEREAS, subject to the conditions set forth in Section II hereof, in accordance with the provisions of Sections 2.14 and 10.01 of the Existing Credit Agreement, the Parent Borrower wishes to amend the Existing Credit Agreement as set forth in Section I below to, among other things, increase the Existing Revolving Credit Commitments by the aggregate principal amount of $25,000,000 (the “2020 Incremental Revolving Credit Commitments” and, each Lender with a 2020 Incremental Revolving Credit Commitment on the First Amendment Effective Date, a “2020 Incremental Revolving Lender”) on the terms and conditions as set forth herein. The amount of each 2020 Incremental Revolving Lender’s 2020 Incremental Revolving Credit Commitment as of the First Amendment Effective Date (as defined below) is set forth opposite such 2020 Incremental Revolving Lender’s name in Exhibit B hereto under the caption “2020 Incremental Revolving Credit Commitment”; WHEREAS, subject to the conditions set forth in Section II hereof, in accordance with the provisions of Section 10.01 of the Existing Credit Agreement, the Parent Borrower has requested that the Lenders, agree to amend certain other provisions of the Existing Credit Agreement as provided for in Section I hereof; and WHEREAS, the Parent Borrower, the Agent and each of the Lenders party hereto wish to amend the Existing Credit Agreement as set forth in Section I hereof. NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows: SECTION I. AMENDMENTS TO EXISTING CREDIT AGREEMENT

Subject to the satisfaction (or waiver) of the conditions precedent set forth in Section II hereof, the Parent Borrower the Agent and each of the Lenders party hereto hereby agree to the amendments to the Existing Credit Agreement as set forth below: A. Credit Agreement. The Existing Credit Agreement is amended to delete the red stricken text (indicated textually in the same manner as the following example: stricken text) and to add the blue double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the Credit Agreement attached as Exhibit A hereto. B. Schedules. Schedule 1.01A to the Existing Credit Agreement is deleted in its entirety and replaced with Schedule 1.01A attached as Exhibit B hereto. C. 2020 Incremental Revolving Credit Commitments Applicable Rate and Commitment Fee Rate. The Applicable Rate and the Commitment Fee Rate with respect to the 2020 Incremental Revolving Credit Commitments and the Incremental Revolving Credit Loans made in respect thereof, as applicable, shall be the same as the Applicable Rate and the Commitment Fee Rate applicable to the Existing Revolving Credit Commitments on the First Amendment Effective Date and thereafter. SECTION II. CONDITIONS TO EFFECTIVENESS OF AMENDMENTS TO EXISTING CREDIT AGREEMENT This Amendment shall become effective upon the satisfaction (or waiver) of all of the following conditions precedent (the date of satisfaction (or waiver) of such conditions precedent being referred to herein as the “First Amendment Effective Date”). A. Execution. The Agent’s receipt of the following each of which shall be original, .pdf or facsimile copies or delivered by other electronic method unless otherwise specified: (i) a counterpart signature page to this Amendment duly executed by the Lenders (which shall be sufficient to constitute the Required Lenders) and the Parent Borrower; (ii) an opinion from Kirkland & Ellis LLP, as counsel to the Parent Borrower, in form and substance reasonably satisfactory to the Agent covering such matters relating to this Amendment as the Agent shall reasonably request; (iii) a solvency certificate in substantially the form of Exhibit D-3 to the Credit Agreement, dated as of the First Amendment Effective Date, certifying that the Parent Borrower and its Subsidiaries, on a consolidated basis after giving effect to this Amendment, are Solvent; (iv) a copy of a certificate of the Secretary of State of the State of Delaware, dated within thirty (30) days of the First Amendment Effective Date, certifying that the Parent Borrower is duly organized and in good standing under the laws of such jurisdiction; and

(v) a certificate of the Secretary, Assistant Secretary or other appropriate Responsible Officer of the Parent Borrower dated the First Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of the Parent Borrower as in effect on the First Amendment Effective Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or analogous governing body) of each Loan Party authorizing the execution, delivery and performance of this Amendment and the documents related thereto to which such Loan Party is a party and, in the case of the Parent Borrower, the effectiveness of the 2020 Incremental Revolving Credit Commitments, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that attached thereto is a true and complete copy of the certificate of incorporation of the Parent Borrower as in effect on the First Amendment Effective Date and (D) as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith on behalf of the Parent Borrower (or that the incumbency and specimen signatures of such the Parent Borrower provided in the to the certificate previously delivered to the Agent on behalf of the Parent Borrower on the Closing Date remain in full force and effect). B. Fees and Other Amounts. Payment of all fees and expenses in connection with the 2020 Incremental Revolving Credit Commitments (including reasonable and documented out- of-pocket legal fees and expenses) payable to the 2020 Incremental Lenders on or before the First Amendment Effective Date shall have been paid to the extent then due; provided, that all such amounts shall be required to be paid, as a condition precedent to the First Amendment Effective Date, only to the extent invoiced at least one (1) Business Day prior to the First Amendment Effective Date. C. Representations and Warranties. Each of the representations and warranties of the Parent Borrower contained herein and in the Loan Documents shall be true and correct in all material respects on and as of the First Amendment Effective Date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (provided, that, in each case such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or Material Adverse Effect). D. Absence of Specified ABL Default. No Specified ABL Default has occurred and is continuing at the time of the effectiveness of the 2020 Incremental Revolving Credit Commitments or immediately after giving effect thereto. SECTION III. CONSENTS Each applicable undersigned Lender hereby consents to its respective allocation of the 2020 Incremental Revolving Credit Commitments after giving effect to this Amendment and the transactions contemplated herein in the amount (not exceeding any commitment offered by such Lender) allocated to it by the Agent on the First Amendment Effective Date as set forth in the Register (as such respective allocation has been indicated by the Agent to such Lender on or prior to the First Amendment Effective Date).

SECTION IV. REAFFIRMATION OF GUARANTEES AND SECURITY INTERESTS Each of the Loan Parties party to the Credit Agreement, the Security Agreement and the other Collateral Documents, in each case as amended, restated, amended and restated, supplemented or otherwise modified from time to time, hereby as of the date hereof (i) acknowledges and agrees that all of its Obligations under the Credit Agreement, the Security Agreement and the other Collateral Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by each Loan Party to the Agent, its successors and permitted assigns, for the benefit of the Secured Parties and reaffirms the guaranties made pursuant to the Credit Agreement, (iii) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Credit Agreement and the Security Agreement are, and shall remain, in full force and effect after giving effect to this Amendment, and (iv) agrees that the Obligations include, among other things and without limitation, the prompt and the complete payment and performance by the Borrowers when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, and premium (if any) on, any Incremental Revolving Credit Loans made in respect of the 2020 Incremental Revolving Credit Commitment under the Credit Agreement. SECTION V. MISCELLANEOUS A. Reference to and Effect on the Credit Agreement and the Other Loan Documents. (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed and this Amendment shall not be considered a novation. (iii) (w) This Amendment (including all exhibits attached hereto) shall constitute a “Loan Document”, an “Incremental Amendment” and the notice to the Agent required under Section 2.14 of the Credit Agreement, (x) each 2020 Incremental Revolving Lender shall constitute a “Lender”, and “Revolving Credit Lender”, (y) each 2020 Incremental Revolving Credit Commitment shall constitute a “Revolving Credit Commitment” and (z) the loans borrowed under the 2020 Incremental Revolving Credit Commitments shall constitute “Loans”, “Incremental Revolving Credit Loans” and “Revolving Credit Loans”, in each case, for all purposes of the Credit Agreement and shall be administered and construed pursuant to the terms of the Credit Agreement. B. Limitation of Amendment and Waiver. Nothing herein shall be deemed to (i) entitle any Loan Party to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances or (ii) constitute a modification, limitation, impairment or waiver of any right, power or remedy available to the Agent or the Lenders under the Credit Agreement or any other Loan Document. C. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto. D. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable in any jurisdiction, the legality, validity and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, of this Amendment and the other Loan Documents shall not be affected or impaired thereby. E. [Reserved.] F. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect. G. Costs and Expenses. Each Borrower hereby reconfirms its obligations pursuant to Section 10.04 of the Credit Agreement to pay and reimburse the Agent for all reasonable out- of-pocket costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith. H. Governing Law; Waiver of Jury Trial. Sections 10.15 and 10.16 of the Credit Agreement are hereby incorporated herein by reference mutatis mutandis. I. Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile, email or other electronic transmission shall be effective as delivery of a manually executed counterpart to this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in this Amendment, any other Loan Document or any other document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, electronic records or the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

J. Reallocation. On the First Amendment Effective Date, each 2020 Incremental Revolving Lender shall purchase and assume from each existing Revolving Credit Lender having Revolving Credit Loans and participations in Letters of Credit outstanding on such First Amendment Effective Date, without recourse or warranty, an undivided interest and participation, to the extent of such 2020 Incremental Revolving Lender’s Revolving Credit Exposure (after giving effect to the 2020 Incremental Revolving Credit Commitments), in the aggregate outstanding Revolving Credit Loans and participations in Letters of Credit, so as to ensure that, on the First Amendment Effective Date after giving effect to the 2020 Incremental Revolving Credit Commitments, each Revolving Credit Lender is owed only its Revolving Credit Exposure of the Revolving Credit Loans and participations in Letters of Credit outstanding on such First Amendment Effective Date. [Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized, as of the date first written above. OPTION CARE HEALTH, INC. (F/K/A BIOSCRIP, INC.), as the Parent Borrower and a Borrower By: /s/ Michael Shapiro Name: Michael Shapiro Title: Senior Vice President, Chief Financial Officer and Treasurer Signature Page to First Amendment to ABL Credit Agreement

GUARANTORS: APPLIED HEALTH CARE, LLC, BIOSCRIP INFUSION MANAGEMENT, LLC, BIOSCRIP INFUSION SERVICES, INC., BIOSCRIP INFUSION SERVICES, LLC, BIOSCRIP MEDICAL SUPPLY SERVICES, LLC, BIOSCRIP PBM SERVICES, LLC, BIOSCRIP PHARMACY (NY), INC., BIOSCRIP PHARMACY SERVICES, INC., BIOSCRIP PHARMACY, INC., BRADHURST SPECIALTY PHARMACY, INC., CHRONIMED, LLC, CHS HOLDINGS, INC., CRITICAL HOME CARE SOLUTIONS, INC., DEACONESS ENTERPRISES, LLC, DEACONESS HOMECARE, LLC, EAST GOSHEN PHARMACY, INC., HOMECHOICE PARTNERS, INC., INFUSAL PARTNERS, INFUCENTERS, LLC, INFUSCIENCE HHA, LLC, INFUSCIENCE, INC., INFUSCIENCE SOUTH CAROLINA, LLC, INFUSCIENCE SUB, INC., INFUSION PARTNERS OF BRUNSWICK, LLC, INFUSION PARTNERS OF MELBOURNE, LLC, INFUSION PARTNERS, LLC, INFUSION SOLUTIONS, INC., INFUSION THERAPY SPECIALISTS, INC., KNOXVILLE HOME THERAPIES, LLC, NATIONAL HEALTH INFUSION, INC., NATURAL LIVING, INC., NEW ENGLAND HOME THERAPIES, INC., NUTRI USA, INC., OPTION HEALTH, LTD., PROFESSIONAL HOME CARE SERVICES, INC., PHCS ACQUISITION CO., INC., REGIONAL AMBULATORY DIAGNOSTICS, INC., SCOTT-WILSON, INC., SPECIALTY PHARMA, INC., WILCOX MEDICAL, INC., By: /s/ Michael Shapiro____________________________ Name: Michael Shapiro Title: President, Chief Financial Officer and Treasurer Signature Page to First Amendment to ABL Credit Agreement

CHI HOLDING CORP., CLINICAL HOLDINGS, INC., CLINICAL SPECIALTIES, INC., CLINICAL SPECIALTIES NETWORK SERVICES OF ILLINOIS, INC., CRESCENT HEALTHCARE, INC., CRESCENT THERAFUSION, INC., CRITICAL CARE SYSTEM OF NEW YORK, INC., CRITICAL CARE SYSTEMS, INC., CSI MANAGED CARE, INC., CSI MEDICAL BILLING SERVICES, INC., CSI NETWORK SERVICES OF KENTUCKY, INC., CSI NETWORK SERVICES OF INDIANA, INC., CSI NETWORK SERVICES OF MICHIGAN, INC., HC GROUP HOLDINGS III, INC., HEALTHY CONNECTIONS HOMECARE SERVICES, INC., HOME I.V. SPECIALISTS, INC., MEDNOW INFUSION, LLC, OPTION CARE ENTERPRISES, INC., OPTION CARE ENTERPRISES, INC., OPTION CARE HOME CARE, INC., OPTION CARE HOME HEALTH LLC, OPTION CARE INFUSION SERVICES, INC., OPTION CARE INFUSION SUITES, LLC OPTION CARE OF NEW YORK, INC., OPTION CARE, INC., OPTIONET, INC., OPTION HOME HEALTH, INC., RIVER CITY PHARMACY, INC., SPRINGVILLE PHARMACY INFUSION THERAPY, INC., TRINITY HOME CARE, LLC, UNIVERSITY OPTION CARE, LLC, By: /s/ Michael Shapiro____________________________ Name: Michael Shapiro Title: Treasurer Signature Page to First Amendment to ABL Credit Agreement

OPTION CARE INFUSION SUITES, LLC By: /s/ John Rademacher Name: John Rademacher Title: President [Option Care Health, Inc. Amendment No. 1 to ABL Credit Agreement – Signature Page]

BANK OF AMERICA, N.A., as the Agent, Lender and 2020 Incremental Revolving Lender By: /s/ Brian Scawinski Name: Brian Scawinski Title: Authorized Signatory Signature Page to First Amendment to ABL Credit Agreement

ACF FINCO I LP, as a Lender By: /s/ Oleh Szczupak Name: Oleh Szczupak Title: Authorized Signatory Signature Page to First Amendment to ABL Credit Agreement

EXHIBIT A Credit Agreement (Attached) Signature Page to First Amendment to ABL Credit Agreement

EXHIBIT A Adjusted marked version reflecting changes made pursuant to Amendment No. 1. Added text shown underscored; deleted text shown strikethrough. ABL CREDIT AGREEMENT Dated as of August 6, 2019, as amended as of October , 2020, Among HC GROUP HOLDINGS II, LLC, until the consummation of the Debt Assumption, as the Initial Borrower, BIOSCRIP, INC., upon the consummation of the Debt Assumption, as the Parent Borrower, THE OTHER BORROWERS PARTY HERETO FROM TIME TO TIME, THE GUARANTORS PARTY HERETO FROM TIME TO TIME, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and Issuing Bank, THE OTHER LENDERS PARTY HERETO FROM TIME TO TIME, BANK OF AMERICA, N.A., and ACF FINCO I LP as Joint Lead Arranger and Joint Lead Bookrunner,

Page TABLE OF CONTENTS Page ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS 1 Section 1.01 Defined Terms 1 Section 1.02 Other Interpretive Provisions 66 Section 1.03 Accounting Terms 68 Section 1.04 Rounding 68 Section 1.05 References to Agreements, Laws, Etc. 68 Section 1.06 Times of Day 68 Section 1.07 Timing of Payment or Performance 69 Section 1.08 Pro Forma Calculations 69 Section 1.09 Currency Generally 72 Section 1.10 Letters of Credit. 72 ARTICLE II. THE COMMITMENTS AND CREDIT EXTENSIONS 72 Section 2.01 Revolving Credit Commitments 72 Section 2.02 Loans and Borrowings 74 Section 2.03 Letters of Credit 75 Section 2.04 Swing Line Loans 80 Section 2.05 Prepayments 81 Section 2.06 Termination or Reduction of Commitments 83 Section 2.07 Repayment of Loans 84 Section 2.08 Interest 84 Section 2.09 Fees 84 Section 2.10 Computation of Interest and Fees 85 Section 2.11 Evidence of Indebtedness 86 Section 2.12 Payments Generally 86 Section 2.13 Sharing of Payments 88 Section 2.14 Incremental Facilities 88 Section 2.15 Interest Elections 90 Section 2.16 Extension of Revolving Credit Loans 91 Section 2.17 Defaulting Lenders 93 Section 2.18 Co-Borrowers 95 Section 2.19 Cash Management 96 ARTICLE III. TAXES, INCREASED COSTS PROTECTION AND ILLEGALITY 98 Section 3.01 Taxes 98 Section 3.02 Illegality 100 Section 3.03 Inability to Determine Rates 101 Section 3.04 Increased Cost and Reduced Return; Capital Adequacy; Eurocurrency Rate Loan Reserves 102 Section 3.05 Funding Losses 103 Section 3.06 Matters Applicable to All Requests for Compensation 103 Section 3.07 Replacement of Lenders under Certain Circumstances 104 Section 3.08 Survival 106 ARTICLE IV. CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 107 Section 4.01 Conditions to Initial Credit Extension 107 Section 4.02 Conditions to All Credit Extensions after the Closing Date 109 -i-

Page ARTICLE V. REPRESENTATIONS AND WARRANTIES 110 Section 5.01 Existence, Qualification and Power; Compliance with Laws 110 Section 5.02 Authorization; No Contravention 110 Section 5.03 Governmental Authorization; Other Consents 110 Section 5.04 Binding Effect 111 Section 5.05 Financial Statements; No Material Adverse Effect 111 Section 5.06 Litigation 111 Section 5.07 Ownership of Property; Liens 111 Section 5.08 Environmental Matters 111 Section 5.09 Taxes 112 Section 5.10 ERISA Compliance 112 Section 5.11 Subsidiaries; Equity Interests 113 Section 5.12 Margin Regulations; Investment Company Act 113 Section 5.13 Disclosure 113 Section 5.14 Labor Matters 113 Section 5.15 Intellectual Property; Licenses, Etc. 114 Section 5.16 Solvency 114 Section 5.17 [Reserved] 114 Section 5.18 USA Patriot Act, FCPA and OFAC 114 Section 5.19 Collateral Documents 114 Section 5.20 EEA Financial Institution and Covered Party 115 Section 5.21 Accounts 115 Section 5.22 Borrowing Base Calculation 115 ARTICLE VI. AFFIRMATIVE COVENANTS 115 Section 6.01 Financial Statements 115 Section 6.02 Certificates; Other Information 117 Section 6.03 Notices 119 Section 6.04 Payment of Taxes 119 Section 6.05 Preservation of Existence, Etc. 119 Section 6.06 Maintenance of Properties 120 Section 6.07 Maintenance of Insurance 120 Section 6.08 Compliance with Laws 120 Section 6.09 Books and Records 120 Section 6.10 Inspection Rights 120 Section 6.11 Additional Collateral; Additional Guarantors 121 Section 6.12 Compliance with Environmental Laws 122 Section 6.13 Further Assurances 122 Section 6.14 Designation of Subsidiaries 122 Section 6.15 [Reserved] 123 Section 6.16 Use of Proceeds 123 Section 6.17 Post-Closing Matters 123 Section 6.18 Specified Beta Vendor Financing Statements 123 Section 6.19 Fiscal Year 124 Section 6.20 Inventory 124 ARTICLE VII. NEGATIVE COVENANTS 124 Section 7.01 Liens 124 Section 7.02 [Reserved] 129 Section 7.03 Indebtedness, Disqualified Equity Interests and Preferred Stock 129 Section 7.04 Fundamental Changes 135 -ii-

Page Section 7.05 Dispositions 136 Section 7.06 Restricted Payments 139 Section 7.07 Change in Nature of Business 143 Section 7.08 Transactions with Affiliates 143 Section 7.09 Burdensome Agreements 146 Section 7.10 [Reserved] 148 Section 7.11 Financial Covenant 148 Section 7.12 [Reserved] 148 Section 7.13 Modifications of Terms of Junior Financing 148 Section 7.14 Restrictions Prior to Satisfaction of Specified Post-Closing Undertaking 148 ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES 148 Section 8.01 Events of Default 148 Section 8.02 Remedies Upon Event of Default 151 Section 8.03 Application of Funds 151 Section 8.04 Right to Cure. 152 ARTICLE IX. ADMINISTRATIVE AGENT AND OTHER AGENTS 153 Section 9.01 Appointment and Authority 153 Section 9.02 Rights as a Lender 154 Section 9.03 Exculpatory Provisions 154 Section 9.04 Reliance by Administrative Agent 155 Section 9.05 Delegation of Duties 155 Section 9.06 Resignation of Administrative Agent 156 Section 9.07 Non-Reliance on Administrative Agent and Other Lenders 157 Section 9.08 No Other Duties, Etc. 157 Section 9.09 Administrative Agent May File Proofs of Claim; Credit Bidding. 157 Section 9.10 Collateral and Guaranty Matters 158 Section 9.11 Secured Cash Management Agreements and Secured Hedge Agreements 159 Section 9.12 Withholding Tax Indemnity 160 Section 9.13 Indemnification by the Lenders 160 Section 9.14 Certain ERISA Matters. 160 ARTICLE X. MISCELLANEOUS 162 Section 10.01 Amendments, Etc. 162 Section 10.02 Notices and Other Communications; Facsimile Copies 165 Section 10.03 No Waiver; Cumulative Remedies 166 Section 10.04 Attorney Costs and Expenses 167 Section 10.05 Indemnification by the Borrowers 168 Section 10.06 Payments Set Aside 169 Section 10.07 Successors and Assigns 169 Section 10.08 Confidentiality 173 Section 10.09 Setoff 174 Section 10.10 Interest Rate Limitation 174 Section 10.11 Counterparts; Electronic Execution of Assignments and Certain Other Documents 175 Section 10.12 Integration 175 Section 10.13 Survival of Representations and Warranties 175 Section 10.14 Severability 176 Section 10.15 GOVERNING LAW 176 Section 10.16 WAIVER OF RIGHT TO TRIAL BY JURY 177 Section 10.17 Binding Effect 177 Section 10.18 USA Patriot Act 177 -iii-

Page Section 10.19 No Advisory or Fiduciary Responsibility 177 Section 10.20 Intercreditor Agreements 178 Section 10.21 Acknowledgment and Consent to Bail-In of EEA Financial Institutions 178 Section 10.22 Acknowledgement Regarding Any Supported QFCs. 178 ARTICLE XI. GUARANTEE 179 Section 11.01 The Guarantee 179 Section 11.02 Obligations Unconditional 180 Section 11.03 Reinstatement 181 Section 11.04 Subrogation; Subordination 181 Section 11.05 Remedies 181 Section 11.06 Instrument for the Payment of Money 181 Section 11.07 Continuing Guarantee 181 Section 11.08 General Limitation on Guarantee Obligations 181 Section 11.09 Release of Guarantors 182 Section 11.10 Right of Contribution 182 Section 11.11 Keepwell 183 Section 11.12 Independent Obligation 183 SCHEDULES I Guarantors 1.01A Commitments (as amended pursuant to Amendment No. 1) 1.01E Existing Investments 1.01F Existing Letters of Credit 4.01 Collateral Documents 5.06 Litigation 5.07 Ownership of Property, Liens 5.09 Taxes 5.11 Subsidiaries and Other Equity Investments 6.17 Post-Closing Matters 6.18 Specified Beta Vendor Financing Statements 7.01(b) Existing Liens 7.03(b) Existing Indebtedness 7.05 Dispositions 7.08 Existing Agreements 7.09 Existing Restrictions 10.02 Administrative Agent’s Office, Certain Addresses for Notices EXHIBITS Form of A Committed Loan Notice B Swing Line Loan Notice C-1 Revolving Credit Note C-2 Swing Line Note D-1 Form of Collateral Access Agreement D-2 Compliance Certificate D-3 Solvency Certificate E Assignment and Assumption F Security Agreement G Intercompany Note -iv-

Page H-1 Guarantor Joinder Agreement H-2 Borrower Joinder Agreement I United States Tax Compliance Certificate J [Reserved] K [Reserved] L [Reserved] M ABL Intercreditor Agreement N Borrowing Base Certificate -v-

ABL CREDIT AGREEMENT This ABL CREDIT AGREEMENT as amended pursuant to Amendment No. 1 referred to below, and as further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, is entered into as of August 6, 2019, among HC Group Holdings II, LLC (formerly known as Beta Sub, LLC) , a Delaware limited liability company (“Merger Sub 2” through the consummation of the Merger, and immediately after the consummation of the Merger and the effectiveness of this Agreement until the consummation of the Debt Assumption, the “Initial Borrower”), BioScrip, Inc., a Delaware corporation (the “Company” and, upon the consummation of the Debt Assumption, the “Parent Borrower”), the other Borrowers party hereto from time to time, the Guarantors party hereto from time to time, BANK OF AMERICA, N.A., as Administrative Agent, Issuing Bank and Swing Line Lender, and each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”). PRELIMINARY STATEMENTS Prior to the date hereofClosing Date, the Company hashad formed Beta Sub, Inc., a Delaware corporation, a direct wholly-owned domestic subsidiary of the Company (“Merger Sub 1”) and Merger Sub 2, a direct wholly- owned domestic subsidiary of the Company. On the Closing Date, pursuant to that certain Agreement and Plan of Merger, dated as of March 14, 2019 (together with the exhibits and disclosure schedules thereto, as amended, modified, supplemented or waived, the “Merger Agreement”), among the Company, Merger Sub 1, Merger Sub 2, HC Group Holdings II, Inc., a Delaware corporation (“Omega”), HC Group Holdings I, LLC, a Delaware limited liability company (“Omega Parent”), and HC Group Holdings III, Inc., a Delaware corporation (“Omega III”) (solely for purposes of Section 7.3(b) thereof) , (A) Merger Sub 1 merged with and into Omega with Omega as the surviving entity and (B) Omega merged with and into Merger Sub 2, with Merger Sub 2 surviving such merger (such mergers collectively referred to herein as the “Merger”). TheOn the Closing Date, the Initial Borrower hashad requested that, in connection with and immediately after the consummation of the Merger and the effectiveness of this Agreement as of such date (such agreement as in effect immediately prior to the Amendment No. 1 Effective Date, the “Existing Credit Agreement”) , the Lenders extend credit to the Initial Borrower in the form of an asset-based revolving credit facility established hereunder with initial commitments of $150,000,000. The proceeds of the Initial Revolving Borrowing (to the extent permitted in accordance with the definition of the term “Permitted Initial Revolving Credit Borrowing Purposes”) , together with (i) a portion of the cash on hand at Omega and its Subsidiaries and the Company and its Subsidiaries, (ii) the proceeds of the First Lien Loans in an initial aggregate principal amount of $925,000,000 and (iii) the proceeds of the Second Lien Notes in an initial aggregate principal amount of $400,000,000 under the Second Lien Notes Indenture, will bewere used on the Closing Date by the Borrowers (a) to consummate the Closing Date Refinancing, (b) to pay the Transaction Expenses and (c) to finance upfront fees and OID with respect to the Facilities. In addition, Letters of Credit may be issued on the Closing Date to backstop or replace existing letters of credit, guarantees and performance and similar bonds outstanding on the Closing Date. The Lenders have indicated their willingness to lend and the Issuing Banks have indicated their willingness to so issue Letters of Credit, in each case, on the terms and subject to the conditions set forth herein. The Parent Borrower, the Administrative Agent and the Lenders party thereto have entered into that certain First Amendment to ABL Credit Agreement (“Amendment No. 1”) dated as of October, 2020 (the “Amendment No. 1 Effective Date”) amending this Agreement as of such date and pursuant to which (i) the Total Revolving Credit Commitments under this Agreement immediately prior to the Amendment No. 1 Effective Date increased from $150,000,000 to $175,000,000 and (ii) each 2020 Incremental Lender agreed to provide its 2020 Incremental Revolving Credit Commitment, in each case subject to the terms and conditions provided therein and herein. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS Section 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “2020 Incremental Lenders” means, at any time, a Lender that has (a) a 2020 Incremental Revolving Credit Commitment on the Amendment No. 1 Effective Date or (b) any Lender that has made an Incremental Revolving Credit Loan pursuant to a 2020 Incremental Revolving Credit Commitment. “2020 Incremental Revolving Credit Commitments” means, as to each 2020 Incremental Lender, its obligation to provide Incremental Revolving Credit Commitments to the Borrowers pursuant to Section 2.14 in an aggregate amount not to exceed the amount set forth opposite such 2020 Incremental Lender’s name under the caption “2020 Incremental Revolving Credit Commitment” in Exhibit B to Amendment No. 1, as such amount may be adjusted from time to time in accordance with this Agreement (including Section 2.14). The aggregate amount of the 2020 Incremental Revolving Credit Commitments as of the Amendment No. 1 Effective Date is $25,000,000. “20-Day Specified Availability” means, on a given date, the quotient obtained by dividing (a) the sum of each day’s Specified Availability during the twenty (20) consecutive day period immediately preceding such date by (b) twenty (20). “ABL Financing Documents” means the “ABL Financing Documents” as defined in the ABL Intercreditor Agreement. “ABL Intercreditor Agreement” means either (a) the ABL Intercreditor Agreement, dated as of the Closing Date, among the Administrative Agent, the First Lien Agent, the Second Lien Collateral Agent and acknowledged and agreed by the Loan Parties, substantially in the form of Exhibit M hereto or (b) a customary intercreditor agreement in form and substance reasonably acceptable to the Administrative Agent and the Administrative Borrower, which agreement shall provide that the Liens on the ABL Priority Collateral securing the Obligations shall rank senior to the Liens on the ABL Priority Collateral securing the First Lien Obligations and the Second Lien Obligations and the Liens on the Term Loan Priority Collateral securing the Obligations shall rank junior to the Liens on the Term Loan Priority Collateral securing the First Lien Obligations and the Second Lien Obligations, in each case with such modifications thereto as the Administrative Agent and the Administrative Borrower may agree. “ABL Priority Collateral” means the “ABL Priority Collateral” as defined in the ABL Intercreditor Agreement. “Acceptable Document of Title” means with respect to any Inventory, a tangible bill of lading or other document of title that (a) is issued to the order of a Loan Party or, if so requested by the Administrative Agent solely with respect to negotiable documents of title, to the order of the Administrative Agent, (b) is subject to the first- priority security interest of the Administrative Agent (subject only to First Priority Priming Liens) and (c) is on terms otherwise reasonably acceptable to the Administrative Agent. “Account” means an “account” as such term is defined in Article 9 of the UCC and any and all supporting obligations in respect thereof. “Account Control Agreement” means a “control agreement” in form and substance reasonably acceptable to the Administrative Agent and the Administrative Borrower and containing terms regarding the treatment of all cash and other amounts on deposit in the respective deposit account governed by such Account Control Agreement consistent with the requirements of Section 2.19 and in the case of any deposit account holding Eligible Cash, the requirements set forth in the definition of such term. -2

“Account Debtor” means each Person who is obligated on an Account. “ACF” means ACF Finco I LP. “Acquired Asset Borrowing Base” has the meaning specified in the definition of Borrowing Base. “Acquired Indebtedness” means, with respect to any specified Person, (a) Indebtedness of any other Person existing at the time such other Person is merged, consolidated or amalgamated with or into or became a Restricted Subsidiary of such specified Person, including Indebtedness incurred in connection with, or in contemplation of, such other Person merging, amalgamating or consolidating with or into, or becoming a Restricted Subsidiary of, such specified Person, and (b) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person which Indebtedness exists at the time such asset is acquired. “Additional Lender” means any Person (other than a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person)) that is not an existing Lender and has agreed to provide Incremental Commitments pursuant to Section 2.14. “Administrative Agent” means Bank of America, N.A., in its capacity as administrative agent and collateral agent under any of the Loan Documents, or any successor administrative agent and collateral agent. “Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify the Administrative Borrower and the Lenders. “Administrative Borrower” means (i) initially, the Initial Borrower, (ii) after the consummation of the Debt Assumption, the Parent Borrower, and (iii) upon notice to the Administrative Agent from the Borrowers, any other Borrower as selected by the Borrowers from time to time to act as the Administrative Borrower. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. For the avoidance of doubt, none of the Arranger, the Agents or their respective lending affiliates or any entity acting as an Issuing Bank hereunder shall be deemed to be an Affiliate of any Borrower or any of their respective Subsidiaries. “Agent Advance” has the meaning specified in Section 2.01(d). “Agent Advance Period” has the meaning specified in Section 2.01(d). “Agent Deposit Account” has the meaning specified in Section 2.19(c). “Agent Parties” has the meaning specified in Section 10.02(b). “Agent-Related Distress Event” means, with respect to the Administrative Agent or any Person that directly or indirectly Controls the Administrative Agent (each, a “Distressed Agent-Related Person”), a voluntary or involuntary case with respect to such Distressed Agent-Related Person under any Debtor Relief Law, or a custodian, conservator, receiver or similar official is appointed for such Distressed Agent-Related Person or any -3 substantial part of such Distressed Agent-Related Person’s assets, such Distressed Agent-Related Person makes a general assignment for the benefit of creditors or is otherwise adjudicated as, or determined by any Governmental Authority having regulatory authority over such Distressed Agent-Related Person or its assets to be, insolvent or bankrupt or such Distressed Agent-Related Person becomes the subject of a Bail-In Action; provided that an Agent- Related Distress Event shall not be deemed to have occurred solely by virtue of the ownership or acquisition of any Equity Interests in the Administrative Agent or any Person that directly or indirectly Controls the Administrative Agent by a Governmental Authority or an instrumentality thereof so long as such ownership interest does not result in or provide the Administrative Agent with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit the Administrative Agent (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made with the Administrative Agent. “Agent-Related Persons” means the Agents and their respective Affiliates and any officers, directors, employees, partners, agents, advisors and other representatives of each of the foregoing. “Agents” means, collectively, the Administrative Agent, the Arrangers and the Bookrunners. “Aggregate Exposure” means with respect to any Lender, as of any date of determination, the sum of (a) the aggregate principal amount of all Revolving Credit Loans of such Lender as of such date plus (b) the LC Exposure of such Lender as of such date plus (c) the Swing Line Exposure of such Lender as of such date. “Agreement” means this Credit Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time. “AHYDO Payment” means any mandatory prepayment or redemption pursuant to the terms of any Indebtedness that is intended or designed to cause such Indebtedness not to be treated as an “applicable high yield discount obligation” within the meaning of Section 163(i) of the Code. “Amendment No. 1” has the meaning assigned to such term in the preliminary statements to this Agreement. “Amendment No. 1 Effective Date” has the meaning assigned to such term in the preliminary statements to this Agreement. “Annual Financial Statements” means the Beta Annual Financial Statements and the Omega Annual Financial Statements. “Applicable Lien” means (x) any Lien on the Collateral created pursuant to any Loan Document, (y) any Lien on the Term Loan Priority Collateral that ranks pari passu with any Lien created pursuant to any First Lien Financing Document on the Term Loan Priority Collateral (without regard to control of remedies) and (z) any Lien on the Collateral created pursuant to any First Lien Financing Document. “Applicable Rate” means initially a rate per annum equal to in the case of Loans maintained as (A) Base Rate Loans, the applicable rate per annum set forth in Level II of the below pricing grid and (B) Eurocurrency Rate Loans, the applicable rate per annum set forth in Level II of the below pricing grid, in each case, until the date of the delivery of the first Quarterly Pricing Certificate in accordance with the first sentence of the following paragraph (each, a “Start Date”), commencing with the Quarterly Pricing Certificate delivered with respect to the fiscal quarter ending December 31, 2019. From and after the first Start Date to and including the applicable End Date described below, the Applicable Rates for such Type of Loans shall be those set forth below opposite the Historical Excess Availability indicated to have been achieved in any certificate delivered in accordance with the first sentence of the following paragraph: Applicable Rate for Historical Excess Availability as a Applicable Rate for Base Level Eurocurrency percentage of the Line Cap Rate Loans Rate Loans -4

I Greater than or equal to 66.66% 2.25% 1.25% Less than 66.66%, but greater than or equal II 2.50% 1.50% to 33.33% III Less than 33.33% 2.75% 1.75% The Historical Excess Availability used in a determination of the Applicable Rates shall be determined based on the delivery by the Administrative Borrower of a certificate of a Responsible Officer of the Administrative Borrower (each, a “Quarterly Pricing Certificate”) to the Administrative Agent (with a copy to be sent by the Administrative Agent to each Lender), within fifteen (15) Business Days after the last day of each fiscal quarter, which Quarterly Pricing Certificate shall set forth the calculation of the Historical Excess Availability as at the last day of the fiscal quarter ended immediately prior to the relevant Start Date. The Applicable Rates so determined shall apply, except as set forth in the succeeding sentence, from and including the relevant Start Date to but excluding the earlier of (x) the date on which the next Quarterly Pricing Certificate is delivered to the Administrative Agent and (y) the date which is fifteen (15) Business Days following the last day of the fiscal quarter in which the previous Start Date occurred (such earlier date, the “End Date”), at which time, if no Quarterly Pricing Certificate has been delivered to the Administrative Agent (and thus commencing a new Start Date), the Applicable Rates shall be those that correspond to a Historical Excess Availability at Level III above (such Applicable Rates as so determined, the “Highest Applicable Rates”) and the Highest Applicable Rates shall apply until a Quarterly Pricing Certificate is delivered to the Administrative Agent (and thus commencing a new Start Date). Notwithstanding anything to the contrary contained above in this definition, (a) the Applicable Rates shall be the Highest Applicable Rates at all times during which there shall exist a Specified Event of Default (provided, upon the cure or waiver of such Event of Default, the Applicable Rate shall be determined in accordance with the above pricing grid based on the most recently delivered Quarterly Pricing Certificate from and after the day immediately following the date such Event of Default is cured or waived), (b) from and after the most recent Incremental Facility Closing Date for any Incremental Amendment pursuant to which the Applicable Rates have been increased above the Applicable Rates in effect immediately prior to such Incremental Facility Closing Date, the Applicable Rates shall be increased to those respective percentages per annum set forth in the applicable Incremental Amendment and (c) from and after any Extension, with respect to any Extended Revolving Credit Commitments, the Applicable Rates specified for such Extended Revolving Credit Commitments shall be those specified in the applicable definitive documentation thereof. “Appropriate Lender” means, at any time, (a) with respect to Loans of any Class, the Lenders of such Class of Loans, (b) with respect to Letters of Credit, (i) the relevant Issuing Bank(s) and (ii) the Revolving Credit Lenders and (c) with respect to Swing Line Loans, (i) the Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(a), the Revolving Credit Lenders. “Approved Bank” has the meaning specified in clause (c) of the definition of “Cash Equivalents.” “Approved Fund” means any Fund that is administered, advised or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender. “Arranger” means each of Bank of America, N.A. and ACF, each in its capacity as a joint lead arranger under this Agreement. “Assignees” has the meaning specified in Section 10.07(b). “Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit E hereto. “Assignment of Claims Act” has the meaning specified in paragraph (g) of the definition of “Eligible Accounts”. “Assignment Taxes” has the meaning specified in Section 3.01(b). -5

“Attorney Costs” means all reasonable and documented fees, expenses and disbursements of any law firm or other external legal counsel. “Attributable Indebtedness” means, on any date, in respect of any Capitalized Lease Obligation of any Person, the amount thereof that would appear as a liability on a balance sheet of such Person prepared as of such date in accordance with GAAP (subject to Section 1.03). “Auto Renewal Letter of Credit” has the meaning specified in Section 2.03(c). “Available Currency” means Dollars, Pounds Sterling, Euros and to the extent agreed by the Administrative Agent and each Revolving Credit Lender, other freely tradeable currencies to be agreed. “Availability Period” means (a) with respect to the Revolving Credit Facility, the period from and including the Closing Date to but excluding the earlier of (i) the Maturity Date and (ii) the date of termination of the Revolving Credit Commitments, and (b) with respect to Extended Revolving Credit Commitments, the period from and including the effective date of the Extension Amendment applicable to such Extended Revolving Credit Commitments but excluding the earlier of (i) the final maturity date thereof as specified in the applicable Extension Offer accepted by the respective Lender or Lenders and (ii) the date of termination of the such Extended Revolving Credit Commitments. “Average Facility Balance” means for any period for any Facility, the amount obtained by dividing the Aggregate Exposure for all Lenders under such Facility at the end of each day for the period in question by the number of days in such period. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Bank Product Reserve” means a reserve equal to the aggregate amount of Secured Obligations in respect of any Noticed Hedge, up to the Swap Termination Value thereunder, as specified by the applicable Qualified Counterparty and the Administrative Borrower in writing to Administrative Agent, which amount may be increased or decreased with respect to any existing Secured Hedge Agreement at any time by further written notice from such Hedge Bank and the Administrative Borrower to the Administrative Agent. “Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding or a corporate statutory arrangement proceeding having similar effect, is subject to, or any Person that directly or indirectly controls such Person is subject to, a forced liquidation, or has had a receiver, interim receiver, receiver and manager, conservator, trustee, administrator, custodian, monitor, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it or any substantial part of its assets, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment; provided, that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, so long as such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1.00%, (b) the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent as its “prime rate” and (c) the Eurocurrency Rate plus 1.00% (or, if such day is not a Business Day, the immediately preceding Business Day). The “prime rate” is a rate set by the Administrative Agent based -6 upon various factors including the Administrative Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by the Administrative Agent shall take effect at the opening of business on the day specified in the public announcement of such change. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code that is subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Beta Annual Financial Statements” means the audited consolidated statements of operations, shareholders’ equity and cash flows of the Company for the fiscal years ended December 31, 2016, December 31, 2017, and December 31, 2018, and the related audited consolidated balance sheets as of the end of such fiscal years. “Beta Entities” means the Company and its Subsidiaries that are Subsidiaries of the Company prior to giving effect to the Transactions. “Beta Material Adverse Effect” means a “Beta Material Adverse Effect” as defined in the Merger Agreement. “Beta Quarterly Financial Statements” means the unaudited consolidated statement of operations of the Company for the fiscal quarters ending March 31, 2018, June 30, 2018, September 30, 2018, and March 31, 2019 and the related unaudited consolidated balance sheet as of the end of such fiscal quarters. “BHC Act Affiliate” has the meaning specified in Section 10.22(b). “Board of Directors” means, for any Person, the board of directors or other governing body of such Person or, if such Person does not have such a board of directors or other governing body and is owned or managed by a single entity, the Board of Directors of such entity, or, in either case, any committee thereof duly authorized to act on behalf of such Board of Directors. “Bookrunner” means each of Bank of America, N.A. and ACF, each in its capacity as a joint lead bookrunner. “Borrower” and “Borrowers” shall mean the Initial Borrower, the Parent Borrower and any wholly-owned Domestic Subsidiary of the Parent Borrower that is treated as a corporation for U.S. federal tax purposes and that after the Closing Date becomes a Borrower by executing a Borrower Joinder Agreement in accordance with the terms hereof (but excluding any Subsidiary of the Parent Borrower that ceases to be a party hereto in accordance with the terms of Section 11.09); provided that any Subsidiary that is or has become a Borrower (a “Subsidiary Borrower”) may have its status as a Borrower terminated by delivering a notice to the Administrative Agent from the Administrative Borrower and such Subsidiary Borrower electing to terminate such Subsidiary’s status as a Borrower, provided further that no such termination shall affect (and such notice shall expressly provide that): (x) any obligation of such Subsidiary as a Guarantor or as a grantor or pledgor under any Loan Document or (y) any Lien granted by such Subsidiary which Liens shall continue in full force and effect after giving effect to such termination. “Borrower Joinder Agreement” means a joinder agreement substantially in the form of the Borrower Joinder Agreement attached as Exhibit H-2 hereto or in such other form agreed by the Administrative Agent and the Administrative Borrower. -7

“Borrower Materials” has the meaning specified in Section 6.02. “Borrowing” means a Revolving Credit Borrowing, a Swing Line Borrowing or an Agent Advance, as the context may require. “Borrowing Base” means as of any date of calculation, the amount calculated pursuant to the Borrowing Base Certificate most recently delivered to the Administrative Agent in accordance with Section 6.02(f) or Section 4.01(x), equal to, without duplication, the sum of: (a) the lesser of (i) 85.0% of the NOLV of Eligible Inventory of each Loan Party and (ii) 75% of the book value of Eligible Inventory of each Loan Party (which, in the case of both clauses (i) and (ii), shall take into account purchase price variances and shrinkage); provided that Eligible Inventory included in the Borrowing Base pursuant to this clause (a) shall not exceed 30% of the Borrowing Base (after giving effect to the inclusion of such acquired Eligible Inventory); plus (b) 85% of the Eligible Accounts of each Loan Party; plus (c) 100% of Eligible Cash of each Loan Party; minus (d) the Eligible Reserves. Notwithstanding the foregoing, any Eligible Inventory and Eligible Accounts acquired by a Loan Party in a Permitted Acquisition or other permitted Investment may be immediately included in the Borrowing Base notwithstanding that the Administrative Agent has not completed a reasonably satisfactory field examination and inventory appraisal in respect of such Eligible Inventory and Eligible Accounts subject to the following limitations (which shall not apply to the extent such acquired Eligible Inventory and Eligible Accounts contribute an amount less than 10% of the Borrowing Base prior to giving effect to any such acquired Eligible Inventory and Eligible Accounts): the portion of the Borrowing Base that may be attributable to such acquired Eligible Inventory and Eligible Accounts shall be limited to the lesser of (a) 20% of the Borrowing Base (after giving effect to the inclusion of such acquired Eligible Inventory and Eligible Accounts) and (b) (i) for each Borrowing Base Certificate that is delivered on or after the date that such Permitted Acquisition or permitted Investment is consummated and prior to the date that is ninety (90) days after the date such Permitted Acquisition or permitted Investment is consummated, the sum of (x) 70% of the Eligible Accounts acquired in such Permitted Acquisition or permitted Investment and (y) 70% of the NOLV of the Eligible Inventory acquired in such Permitted Acquisition or permitted Investment and (ii) for each subsequent Borrowing Base Certificate that is delivered on or after the date that is ninety (90) days after such Permitted Acquisition or permitted Investment is consummated and on or before the date that is one hundred eighty (180) days after such Permitted Acquisition or permitted Investment is consummated (or such later date that as may be agreed to by the Administrative Agent in its Permitted Discretion), the sum of (x) 55% of the Eligible Accounts acquired in such Permitted Acquisition or permitted Investment and (y) 55% of the NOLV of the Eligible Inventory acquired in such Permitted Acquisition or permitted Investment ((i) or (ii), as applicable, the “Acquired Asset Borrowing Base”). To the extent that the Administrative Agent has not completed, at the Borrowers’ expense, a field examination and inventory appraisal reasonably satisfactory to the Administrative Agent within one hundred eighty (180) days of the acquisition of such Eligible Inventory and Eligible Accounts (or such longer period as the Administrative Agent may reasonably agree) such Inventory and Accounts will cease to be eligible for inclusion in the Borrowing Base. The Administrative Agent shall have the right (but not the obligation) to review such computations and if the Administrative Agent shall have reasonably determined in its Permitted Discretion that such computations have not been calculated in accordance with the terms of this Agreement, the Administrative Agent shall have the right to correct any such errors. For the avoidance of doubt, prior to the date of closing of any such Permitted Acquisition or permitted Investment, no portion of the Acquired Asset Borrowing Base shall be included in the Borrowing Base for purposes of determining the Line Cap for purposes of a Borrowing. Notwithstanding the foregoing, in no event shall any property of the Company or any other Beta Entities be included in the Borrowing Base unless and until the Specified Post-Closing Undertaking has been satisfied in accordance with Section 6.18, at which point the inclusion of such property in the Borrowing Base shall be subject to receipt by the -8

Administrative Agent of a field examination and inventory appraisal reasonably satisfactory to the Administrative Agent. “Borrowing Base Certificate” has the meaning specified in Section 6.02(f). “Broker-Dealer Regulated Subsidiary” means any Subsidiary of the Parent Borrower that is registered as a broker-dealer under the Exchange Act or any other applicable Laws requiring such registration. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, New York, New York or the jurisdiction where the Administrative Agent’s Office is located and, if such day relates to any Eurocurrency Rate Loan, means any such day that is also a London Banking Day. “Canadian Dollars” means the lawful currency of Canada. “Capital Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Capitalized Leases) by the Borrowers and the Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as capital expenditures on the consolidated statement of cash flows of the Parent Borrower and its Restricted Subsidiaries. Notwithstanding the foregoing, Capital Expenditures shall not include: (a) expenditures made with tenant allowances received by the Parent Borrower or any of its Restricted Subsidiaries from landlords in the ordinary course of business and subsequently capitalized; (b) any amounts spent in connection with permitted Investments, Permitted Acquisitions and expenditures made in connection with the Transactions; (c) expenditures financed with the proceeds of an issuance of Equity Interests of the Parent Borrower or any direct or indirect parent thereof, or a capital contribution to any Borrower; (d) expenditures that are accounted for as capital expenditures by the Parent Borrower or any of its Restricted Subsidiaries and that actually are paid for by a Person other than the Parent Borrower or any of its Restricted Subsidiaries to the extent neither the Parent Borrower nor any of its Restricted Subsidiaries has provided or is required to provide or incur, directly or indirectly, any consideration or obligation to such Person or any other Person (whether before, during or after such period); (e) any expenditures which are contractually required to be, and are, advanced or reimbursed to the Parent Borrower or any of its Restricted Subsidiaries in cash by a third party (including landlords) during such period of calculation; (f) the book value of any asset owned by the Parent Borrower or any of its Restricted Subsidiaries prior to or during such period to the extent that such book value is included as a capital expenditure during such period as a result of such Person reusing or beginning to reuse such asset during such period without a corresponding expenditure actually having been made in such period; provided that (i) any expenditure necessary in order to permit such asset to be reused shall be included as a capital expenditure during the period in which such expenditure actually is made and (ii) such book value shall have been included in capital expenditures when such asset was originally acquired; (g) that portion of interest on Indebtedness incurred for capital expenditures which is paid in cash and capitalized in accordance with GAAP; (h) expenditures made in connection with the replacement, substitution, restoration, upgrade, development or repair of assets to the extent financed with (x) insurance or settlement proceeds paid on account of -9 the loss of or damage to the assets being replaced, substituted, restored, upgraded, developed or repaired or (y) awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced; (i) in the event that any equipment is purchased substantially simultaneously with the trade-in of existing equipment, the gross amount of the credit granted by the seller of such equipment for the equipment being traded in at such time; or (j) expenditures relating to the construction, acquisition, replacement, reconstruction, development, refurbishment, renovation or improvement of any property which has been transferred to a Person other than the Parent Borrower or any of its Restricted Subsidiaries during the same fiscal year in which such expenditures were made pursuant to a sale-leaseback transaction to the extent of the cash proceeds received by the Parent Borrower or any of its Restricted Subsidiaries pursuant to such sale-leaseback transaction that are not required to prepay funded Indebtedness. “Capitalized Lease Obligation” means, at the time any determination thereof is to be made, the amount of the liability in respect of a Capitalized Lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) prepared in accordance with GAAP (subject to Section 1.03). “Capitalized Leases” means all leases that have been or are required to be, in accordance with GAAP, recorded as capitalized leases; provided that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability in accordance with GAAP. “Capitalized Software Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by the Borrowers and the Restricted Subsidiaries during such period in respect of licensed or purchased software or internally developed software and software enhancements that, in conformity with GAAP, are or are required to be reflected as capitalized costs on the consolidated balance sheet of the Parent Borrower and the Restricted Subsidiaries. “Captive Insurance Subsidiary” means any Subsidiary of a Borrower that is subject to regulation as an insurance company and provides insurance to a Borrower and its Restricted Subsidiaries. “Cash Collateral” has the meaning specified in Section 2.17(c). “Cash Collateral Account” means a blocked account, established for the purposes of Section 2.05(c)(ii), at the Administrative Agent (or another commercial bank selected by the Administrative Agent) in the name of the Administrative Agent and under the sole dominion and control of the Administrative Agent, and otherwise established in a manner reasonably satisfactory to the Administrative Agent. “Cash Collateralize” has the meaning specified in Section 2.17(c). “Cash Equivalents” means any of the following types of Investments, to the extent owned by any Borrower or any of its Restricted Subsidiaries: (a) (1) Yen, Dollars, pound sterling, Canadian Dollars or euros or any national currency of any Participating Member State of the EMU; and (2) in the case of any Foreign Subsidiary or any jurisdiction in which any Borrower or any of its Restricted Subsidiaries conducts business, such local currencies held by it from time to time in the ordinary course of business and not for speculation; (b) readily marketable obligations issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof the securities of which are guaranteed as a full faith and credit obligation of such government with maturities of 24 months or less from the date of acquisition; -10

(c) time deposits, eurodollar time deposits or demand deposits with, insured certificates of deposit, bankers’ acceptances or overnight bank deposits of, or letters of credit issued by, any commercial bank that (i) is a Lender or (ii) (A) is organized under the Laws of the United States, any state thereof, the District of Columbia or any member nation of the Organization for Economic Cooperation and Development or is the principal banking Subsidiary of a bank holding company organized under the Laws of the United States, any state thereof, the District of Columbia or any member nation of the Organization for Economic Cooperation and Development and is a member of the Federal Reserve System, and (B) has combined capital and surplus of at least $250,000,000 (any such bank in the foregoing clauses (i) or (ii) being an “Approved Bank”), in each case with maturities not exceeding 24 months from the date of acquisition thereof; (d) commercial paper and variable or fixed rate notes issued by an Approved Bank (or by the parent company thereof) or any variable or fixed rate note issued by, or guaranteed by, a corporation (other than structured investment vehicles and other than corporations used in structured financing transactions) rated A-2 (or the equivalent thereof) or better by S&P or P-2 (or the equivalent thereof) or better by Moody’s (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Borrowers), in each case with average maturities of not more than 24 months from the date of acquisition thereof; (e) marketable short-term money market and similar funds having a rating of at least P-2 (or the equivalent thereof) or A-2 (or the equivalent thereof) from either Moody’s or S&P, respectively (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Borrowers); (f) repurchase obligations for underlying securities of the types described in clauses (b), (c) and (e) above entered into with any Approved Bank; (g) securities with average maturities of 24 months or less from the date of acquisition issued or fully guaranteed (i) by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by (ii) any foreign government, in each case, having an Investment Grade Rating from either S&P or Moody’s (or the equivalent thereof) (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Borrowers); (h) Investments with average maturities of 12 months or less from the date of acquisition in money market funds rated AAA- (or the equivalent thereof) or better by S&P or Aaa3 (or the equivalent thereof) or better by Moody’s (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Borrowers); (i) securities with maturities of 12 months or less from the date of acquisition backed by standby letters of credit issued by any Approved Bank; (j) instruments equivalent to those referred to in clauses (a) through (i) above denominated in euros or any other foreign currency comparable in credit quality and tenor to those referred to above and customarily used by corporations for cash management purposes in any jurisdiction outside the United States to the extent reasonably required in connection with any business conducted by the Parent Borrower or any of its Restricted Subsidiaries; (k) Investments, classified in accordance with GAAP as current assets of the Parent Borrower or any of its Restricted Subsidiaries, in money market investment programs which are registered under the Investment Company Act of 1940 or which are administered by financial institutions having capital of at least $250,000,000, and, in either case, the portfolios of which are limited such that substantially all of such Investments are of the character, quality and maturity described in clauses (a) through (j) of this definition; and -11

(l) investment funds investing substantially all of their assets in securities of the types described in clauses (a) through (k) above. Notwithstanding the foregoing, Cash Equivalents shall include amounts denominated in currencies other than those specified in clause (a) above; provided that, except for amounts used to pay non-Dollar-denominated obligations of the Borrowers or any of their Restricted Subsidiaries in the ordinary course of business, such amounts are converted into any currency listed in clause (a) above as promptly as practicable and in any event within ten (10) Business Days following the receipt of such amounts. “Cash Management Agreement” means any agreement between any Borrower or any of its Restricted Subsidiaries and any Qualified Counterparty relating to Cash Management Services. “Cash Management Services” means any treasury, depositary, disbursement, lockbox, funds transfer, pooling, netting, overdraft, stored value card, purchase card (including so-called “procurement cards” or “P-cards”), debit card, credit card, e-payable, cash management and similar services, foreign exchange facilities, and any automated clearing house transfer of funds. “Casualty Event” means any event that gives rise to the receipt by any Borrower or any of its Restricted Subsidiaries of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or Real Property (including any improvements thereon) to replace or repair such equipment, fixed assets or Real Property. “CFC” means a “controlled foreign corporation” within the meaning of Section 957(a) of the Code. “CFC Holdco” means any Domestic Subsidiary if it has no material assets other than the Equity Interests (including any Indebtedness treated as equity for U.S. federal income tax purposes) and, if applicable, Indebtedness (and any cash or Cash Equivalents related thereto) of one or more Foreign Subsidiaries that is a CFC. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty (excluding the taking effect after the date of this Agreement of a law, rule, regulation or treaty adopted prior to the date of this Agreement), (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority. It is understood and agreed that (i) the Dodd–Frank Wall Street Reform and Consumer Protection Act (Pub.L. 111-203, H.R. 4173), all Laws relating thereto, all interpretations and applications thereof and any compliance by a Lender with any request or directive relating thereto and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III (collectively, “Basel III”), shall, in each case, for the purposes of this Agreement, be deemed to be adopted and taking effect subsequent to the Closing Date, provided that a Lender shall be entitled to compensation with respect to any such adoption taking effect, making or issuance becoming effective after the date of the this Agreement only if it is the applicable Lender’s general policy or practice to demand compensation in similar circumstances under comparable provisions of other financing agreements. “Change of Control” shall be deemed to occur if: (a)(i) any Person (other than a Permitted Holder) or (ii) Persons (other than one or more Permitted Holders) constituting a “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act as in effect on the Closing Date), but excluding any underwriters in connection with a Qualified Primary Equity Offering or a secondary public offering of Equity Interests of the Parent Borrower, any employee benefit plan of such Person and its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, becomes the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act as in effect on the Closing Date), directly or indirectly, of Equity Interests representing more than thirty-five percent (35%) of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company (it being understood that to the extent any Permitted Holders are members of such group, any Equity Interests held by such Permitted -12

Holders will be disregarded in calculating such beneficial ownership) and the percentage of aggregate ordinary voting power so held is greater than the percentage of the aggregate ordinary voting power represented by the Equity Interests of the Company beneficially owned, directly or indirectly, in the aggregate by the Permitted Holders, unless, and so long as, the Permitted Holders have the right or the ability by voting power, contract or otherwise to elect or designate for election at least a majority of the Board of Directors of the Company; (b) a “change of control” (or similar event) shall occur in any document pertaining to (i) Indebtedness that constitutes First Lien Obligations or Second Lien Obligations, (ii) any Incremental Equivalent Debt or (iii) any Refinancing Equivalent Debt (or any Refinancing Indebtedness in respect of any of the foregoing, in each case of clauses (i) through (iii) with an aggregate outstanding principal amount in excess of the Threshold Amount. Notwithstanding the preceding or any provision of Section 13d-3 of the Exchange Act, (i) a Person or “group” shall not be deemed to beneficially own Equity Interests subject to a stock or asset purchase agreement, merger agreement, option agreement, warrant agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the acquisition of the Equity Interests in connection with the transactions contemplated by such agreement and (ii) the right to acquire Equity Interests (so long as such Person does not have the right to direct the voting of the Equity Interests subject to such right) or to exercise any veto power in connection with the acquisition or disposition of Equity Interests will not in itself cause a party to be a beneficial owner. “Class” means (a) when used with respect to Lenders, refers to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments, (b) when used with respect to Revolving Credit Commitments, refers to whether such Revolving Credit Commitments are Initial Revolving Credit Commitments, Incremental Revolving Commitments (of the same tranche) or Extended Revolving Credit Commitments (of the same tranche) and (c) when used with respect to Loans or a Borrowing, refers to whether such Loan or the Loans comprising such Borrowing, are Revolving Credit Loans under the Initial Revolving Credit Commitments, Extended Revolving Credit Loans (of the same tranche) or Incremental Revolving Credit Loans (of the same tranche); provided, that notwithstanding anything to the contrary contained in this Agreement or in any Loan Document, the 2020 Incremental Revolving Credit Commitments shall be effected as Incremental Revolving Credit Commitments and shall be of the same Class as the Initial Revolving Credit Commitments established on the Closing Date. Revolving Credit Loans under the Initial Revolving Credit Commitments, Extended Revolving Credit Loans (of the same tranche) or Incremental Revolving Credit Loans (or the same tranche) (together with the respective Commitments in respect thereof) shall, at the election of the Parent Borrower, be construed to be in different Classes. “Closing Date” means August 6, 2019. “Closing Date Refinancing” means (A) all existing Indebtedness for borrowed money of (I) the Company and its subsidiaries pursuant to: (i) that certain First Lien Note Purchase Agreement, dated as of June 29, 2017, among the Company, as issuer, the purchasers party thereto from time to time and Wells Fargo Bank, National Association, as collateral agent, (ii) that certain Second Lien Note Purchase Agreement, dated as of June 29, 2017, among the Company, as issuer, the purchasers party thereto from time to time and Wells Fargo Bank, National Association, as collateral agent and (iii) that certain Indenture, dated February 11, 2014, by and among the Company, the guarantors named therein and U.S. Bank National Association, as trustee and (II) Omega pursuant to (i) that certain Credit Agreement, dated as of April 7, 2015, by and among Omega III, as borrower, the lenders party thereto, Bank of America, N.A., as administrative agent and the other parties thereto and (ii) that certain Indenture, dated as of April 7, 2015, among Omega III, as issuer, the guarantors party thereto and U.S. Bank National Association, as trustee and collateral agent, will, in each case be repaid or satisfied or discharged, and all related guaranties and security interests with respect thereto will be terminated and released simultaneously concurrently with the initial funding of the Revolving Credit Loans (to the extent permitted in accordance with the definition of the term “Permitted Initial Revolving Credit Borrowing Purposes”) the First Lien Loans and the Second Lien Notes (or arrangements for such termination and release shall have been made) and (B) all outstanding Preferred Stock -13 issued by the Company will be redeemed for cash (the “Preferred Redemption Cash”) and/or converted into common stock of the Company. “CMS” shall mean the Centers for Medicare & Medicaid Services of the United States Department of Health and Human Services. “Code” means the U.S. Internal Revenue Code of 1986, and the United States Treasury Department regulations promulgated thereunder, as amended from time to time. “Collateral” means the “Collateral” as defined in the Security Agreement and all the “Collateral” or “Pledged Collateral” (or equivalent term) as defined in any other Collateral Document and any other assets pledged pursuant to any Collateral Document, but in any event excluding Excluded Assets. “Collateral Access Agreement” means a collateral access agreement substantially in the form of Exhibit D-1 (or such other form as may be reasonably satisfactory to the Administrative Agent and the Administrative Borrower) with such amendments or modifications as may be reasonably satisfactory to the Administrative Agent and the Administrative Borrower. “Collateral and Guarantee Requirement” means, at any time, subject to (x) the applicable limitations set forth in this Agreement and/or any other Loan Documents, (y) the time periods (and extensions thereof) set forth in Section 6.11 and Section 6.17 and (z) the terms of any applicable Intercreditor Agreement contemplated hereby, the requirement that: (a) the Administrative Agent shall have received each Collateral Document required to be delivered (i) on the Closing Date, pursuant to Section 4.01(a)(v) (subject to the proviso at the end of such Section 4.01(a)) and (ii) at such time as may be designated therein, pursuant to the Collateral Documents in Sections 2.18, 6.11 or 6.13, subject, in each case, to the limitations and exceptions of this Agreement and the Collateral Documents, duly executed by each Loan Party party thereto; (b) all Secured Obligations (i) of the Borrowers shall have been unconditionally guaranteed by each Restricted Subsidiary of the Parent Borrower (other than a Borrower) that is then required to be a Guarantor and (ii) of any Borrower shall have been unconditionally guaranteed by each other Borrower; (c) the Secured Obligations and the Guaranty shall have been secured by a first-priority security interest (subject to Liens permitted by Section 7.01) in (i) all of the Equity Interests of each wholly- owned Material Domestic Subsidiary (other than a Domestic Subsidiary described in the following clause (ii)) directly owned by any Borrower or any Guarantor, (ii) 65% of the issued and outstanding voting Equity Interests and 100% of the non-voting Equity Interests of each Restricted Subsidiary that is a wholly- owned Material Domestic Subsidiary that is directly owned by any Borrower or by any Guarantor that is a CFC Holdco and (iii) 65% of the issued and outstanding voting Equity Interests and 100% of the non- voting Equity Interests of each CFC that is a Restricted Subsidiary that is a wholly-owned Material Foreign Subsidiary that is directly owned by any Borrower or by any Guarantor, in each case other than constituting Excluded Assets pursuant to clause (vi)(D) of the definition thereof; (d) except to the extent otherwise provided hereunder, including subject to Liens permitted by Section 7.01, or under any Collateral Document, the Secured Obligations and the Guaranty shall have been secured by a perfected first-priority security interest (to the extent such security interest may be perfected by delivering certificated securities, filing financing statements under the Uniform Commercial Code or making any necessary filings with the United States Patent and Trademark Office or United States Copyright Office, or, to the extent required in the Security Agreement (or any other Collateral Document) or this Agreement) in the Collateral of any Borrower and each Guarantor (including accounts receivable, intercompany obligations, inventory, equipment, investment property, contract rights, applications and registrations of material intellectual property filed in the United States, other general intangibles and proceeds of the foregoing), in each case, (i) with the priority required by the Loan Documents and -14

(ii) subject to exceptions and limitations otherwise set forth in this Agreement (for the avoidance of doubt, including the limitations and exceptions set forth in Section 4.01) and the Collateral Documents; provided, however, that (i) the foregoing definition shall not require, and the Loan Documents shall not contain any requirements as to, the creation or perfection of pledges of, security interests in, mortgages on, or the obtaining of title insurance, surveys, abstracts or appraisals or taking other actions with respect to any Excluded Assets (or take any other actions which are expressly not required pursuant to the definition thereof), (ii) no Loan Party shall be required to prepare or procure any environmental surveys or reports with respect to the real property of any Loan Party or Restricted Subsidiary and (iii) the Liens required to be granted from time to time pursuant to the Collateral and Guarantee Requirement shall be subject to exceptions and limitations set forth in this Agreement and the Collateral Documents. The Administrative Agent may grant extensions of time for the perfection of security interests in particular assets and the delivery of assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of the Loan Parties on such date) or any other compliance with the requirements of this definition where it reasonably determines, in consultation with the Administrative Borrower, that perfection or compliance cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement, the Collateral Documents or the other Loan Documents. No actions in any non-U.S. jurisdiction or required by the Laws of any non-U.S. jurisdiction shall be required in order to create any security interests in assets located or titled outside of the U.S. or to perfect such security interests, including any intellectual property registered in any non-U.S. jurisdiction (it being understood that there shall be no security agreements or pledge agreements governed under the Laws of any non-U.S. jurisdiction or any requirement to make any filings in any foreign jurisdiction, including with respect to foreign intellectual property). Except as set forth in Section 2.19, the foregoing shall not require control agreements or perfection by “control” (as defined in the UCC) (including deposit accounts or other bank accounts or securities accounts), other than in respect of (x) promissory notes and other evidences of Indebtedness owed to a Loan Party and required to be pledged pursuant to the Collateral Documents and (y) certificated Equity Interests of the Borrowers (other than the Parent Borrower) and wholly-owned Restricted Subsidiaries that are Material Subsidiaries or Guarantors directly owned by any Borrower or by any Guarantor otherwise required to be pledged pursuant to the provisions of clause (c) of this definition of “Collateral and Guarantee Requirement” and not otherwise constituting an Excluded Asset. No Loan Party shall be required to comply with the Assignment of Claims Act, or any similar statute, except to the extent provided in the definition of Eligible Accounts. The foregoing definition shall not require nor shall it permit the Administrative Agent to enter into any source code escrow arrangement or register or apply to register any intellectual property. Notwithstanding any of the foregoing, the Borrowers may cause any Subsidiary that is a Restricted Subsidiary and is not otherwise required to be a Guarantor to Guarantee the Obligations in accordance with the last sentence of the definition of “Guarantor”, in which case such entity shall be treated as a Guarantor hereunder for all purposes. “Collateral Documents” means, collectively, the Security Agreement, the Intellectual Property Security Agreements, collateral assignments, Security Agreement Supplements, Account Control Agreements, security agreements, pledge agreements, intellectual property security agreements or other similar agreements delivered to the Administrative Agent pursuant to Section 2.18, Section 4.01(a)(v), Section 6.11 or Section 6.13 and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties. “Collection Banks” has the meaning specified in Section 2.19(a). “Commingled Inventory” means Inventory of any Loan Party that is commingled (whether pursuant to a consignment, a toll manufacturing agreement or otherwise) with Inventory of another Person (other than another Loan Party) at a location owned, leased or rented by a Loan Party, but only to the extent that such Inventory of such Loan Party is not readily identifiable as separate from such Inventory of such other Person. -15

“Commitment” means a Revolving Credit Commitment. “Commitment Fee” means fees payable on the undrawn portion of the Revolving Credit Commitments pursuant to Section 2.09(c). “Commitment Fee Rate” means on any date, with respect to the initialInitial Revolving Credit Commitments, the applicable rate per annum set forth below based upon the Historical Average Utilization as of the last day of the fiscal quarter most recently ended for which a Quarterly Pricing Certificate has been delivered; provided that until delivery of the Quarterly Pricing Certificate delivered with respect to the fiscal quarter ending December 31, 2019, “Commitment Fee Rate” shall be the applicable rate per annum set forth below in Level II: Level Historical Average Utilization Commitment Fee Rate I ≥ 50% 0.25% II < 50% 0.375% The Commitment Fee Rate shall be adjusted quarterly on a prospective basis. “Commitment Parties” means Bank of America, N.A., the Arrangers, DDJ (as defined in the First Lien Credit Agreement), Ares Capital Management LLC and the Initial MBD Lenders (as defined in the First Lien Credit Agreement). “Committed Loan Notice” means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurocurrency Rate Loans, pursuant to Section 2.15, which, if in writing, shall be substantially in the form of Exhibit A hereto or such other form as may be approved by the Administrative Agent and agreed by the Administrative Borrower (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent and agreed by the Administrative Borrower), appropriately completed and signed by a Responsible Officer of the Administrative Borrower. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Compensation Period” has the meaning specified in Section 2.12(b)(ii). “Compliance Certificate” means a certificate substantially in the form of Exhibit D-2 hereto. “Compliance Period” means any period (a) commencing on the date on which Specified Availability is less than the greater of (i) 10.0% of the Line Cap (without giving effect to any increase thereof during an Agent Advance Period) at such time and (ii) $10,000,000 and (b) ending on the first date thereafter on which Specified Availability has been equal to or greater than the greater of (i) 10.0% of the Line Cap (without giving effect to any increase thereof during an Agent Advance Period) at such time and (ii) $10,000,000 for a period of twenty (20) consecutive calendar days. “Consolidated Depreciation and Amortization Expense” means, with respect to any Person for any period, the total amount of depreciation and amortization expense of such Person and its Restricted Subsidiaries, including the amortization or write-off of (a) intangible assets and non-cash organization costs, (b) deferred financing fees, debt issuance costs, commissions, fees and expenses, bridge, commitment and other financing fees, discounts, yield and other fees and charges, (c) unrecognized prior service costs and actuarial gains and losses related to pensions and other post-employment benefits, (d) Capitalized Software Expenditures, capitalized customer acquisition costs and incentive payments and capitalized conversion costs and contract acquisition costs and (e) favorable or unfavorable lease assets or liabilities of such Person and its Restricted Subsidiaries, for such period on a consolidated basis and otherwise determined in accordance with GAAP. “Consolidated EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person and its Restricted Subsidiaries for such period: -16

(a) increased (without duplication) by the following, in each case (other than in the case of clauses (a)(vii), (ix), (x) and (xi) below) to the extent deducted (and not added back) in determining Consolidated Net Income, for such period with respect to such Person and its Restricted Subsidiaries: (i) total interest expense determined in accordance with GAAP (including, to the extent deducted and not added back in computing Consolidated Net Income, (A) amortization of OID resulting from the issuance of Indebtedness at less than par, (B) all commissions, discounts and other fees and charges owed with respect to letters of credit or bankers acceptances, (C) non- cash interest payments, (D) the interest component of Capitalized Leases, (E) net payments, if any, pursuant to interest Swap Contracts with respect to Indebtedness, (F) amortization of deferred financing fees, debt issuance costs, commissions and fees and (G) the interest component of any pension or other post-employment benefit expense) and, to the extent not reflected in such total interest expense, any losses on hedging obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, net of interest income and gains on such hedging obligations or other derivative instruments, and costs of surety bonds in connection with financing activities (whether amortized or immediately expensed), plus (ii) provision for taxes based on income or profits or capital gain, including, federal, state, local, franchise, property and similar taxes and foreign withholding taxes (including any future taxes or other levies which replace or are intended to be in lieu of such taxes and any penalties and interest related to such taxes or arising from tax examinations), plus (iii) Consolidated Depreciation and Amortization Expense for such period, plus (iv) the amount of any non-controlling interest or minority interest expense consisting of Subsidiary income attributable to minority equity interests of third parties in any non- wholly-owned Subsidiaries, plus (v) the amount of management, monitoring, consulting, transaction, advisory and other fees (including termination and exit fees) and indemnities and expenses paid or accrued in such period under a Sponsor Management Agreement or other arrangement or otherwise in connection with management, monitoring, consulting, transaction and advisory services provided by the Permitted Holders (or other Persons with a similar interest) to such Person and its Subsidiaries (including with respect to any transaction fee payable in connection with the Merger), payments by the Parent Borrower or any of its Restricted Subsidiaries to any of the Permitted Holders made for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities, including, without limitation, in connection with acquisitions or divestitures which payments are approved by a majority of the board of directors or a majority of the disinterested members of the board of directors of the Borrower in good faith and fees and expenses paid to the outside directors of the Parent Borrower or their direct or indirect parent companies, in each case to the extent otherwise permitted under Section 7.08, plus (vi) any costs or expenses incurred pursuant to any management equity plan, stock option plan or any other management, director or employee benefit plan, agreement or any stock subscription or stockholders agreement, to the extent that such costs or expenses are funded with cash proceeds contributed to the capital of such Person or net cash proceeds of an issuance of Equity Interests of such Person (other than Disqualified Equity Interests) solely to the extent that such cash proceeds shall not be, and have not been, designated an Excluded Contribution, plus (vii) the amount of “run rate” cost savings, synergies and operating expense reductions or other operating improvements (including, in each case, as a result of any Specified Transaction) projected by the Administrative Borrower in good faith to result from actions taken, committed to be taken or with respect to which substantial steps have been taken or are expected in good faith to be taken no later than twenty-four (24) months after the end of such period (calculated on a pro forma basis as though such cost savings, operating expense reductions or -17 other operating improvements and synergies had been realized on the first day of such period for which Consolidated EBITDA is being determined and if such cost savings, operating expense reductions or other operating improvements and synergies were realized during the entirety of such period), net of the amount of actual benefits realized during such period from such actions; provided that such cost savings, operating expense reductions or other operating improvements and synergies are reasonably identifiable and factually supportable in the good faith judgment of the Administrative Borrower (it is understood and agreed that “run-rate” means the full recurring benefit for a period that is associated with any action taken, committed to be taken or with respect to which substantial steps have been taken or are expected to be taken); provided the amounts under this clause (vii) in any Test Period together with any increase pursuant to Section 1.08(c)(E), in each case, other than related to the Transactions, shall in the aggregate not exceed 25.0% of Consolidated EBITDA for such Test Period (calculated after giving effect to adjustments under this clause (vii) and all other applicable adjustments pursuant to this definition of “Consolidated EBITDA”); plus (viii) [reserved]; plus (ix) cash receipts (or any netting arrangements resulting in reduced cash expenditures) not representing Consolidated EBITDA or Consolidated Net Income in any period to the extent non-cash gains relating to such income were deducted in the calculation of Consolidated EBITDA pursuant to paragraph (b) below for any previous period and not added back, plus (x) solely for purposes of determining compliance with the Consolidated Fixed Charge Coverage Ratio required under Section 7.11, the Cure Amount, if any, received by the Parent Borrower shall be included in Consolidated EBITDA pursuant to Section 8.04, plus (xi) such other adjustments and addbacks (i) previously identified and set forth in the lender presentation furnished to the Lenders prior to the Closing Date, (ii) evidenced or contained in a due diligence quality of earnings report made available to the Administrative Agent prepared by (x) a “big four” nationally recognized accounting firm or (y) any other accounting firm reasonably acceptable to the Administrative Agent or (iii) consistent with Regulation S-X, (b) decreased (without duplication) by, to the extent included in determining Consolidated Net Income for such period, any non-cash gains with respect to cash actually received in a prior period unless such cash did not increase, or was otherwise not included in, Consolidated EBITDA in any prior period. Notwithstanding anything to the contrary contained herein, for purposes of determining Consolidated EBITDA of the Parent Borrower under this Agreement for any period that includes any of the fiscal quarters ended June 30, 2018, September 30, 2018, December 31, 2018 and March 31, 2019, Consolidated EBITDA of the Parent Borrower for such fiscal quarters shall be deemed to be $51,635,000, $54,427,000, $63,392,000 and $44,756,000, respectively, in each case, for such periods as may be subject to addbacks and adjustments (without duplication) pursuant to Section 1.08 for the applicable Test Period. For the avoidance of doubt, (i) Consolidated EBITDA shall be calculated, including pro forma adjustments, in accordance with Section 1.08 and (ii) reference to Consolidated EBITDA of the Parent Borrower means such Consolidated EBITDA calculated on a consolidated basis with respect to the Parent Borrower and the Restricted Subsidiaries. “Consolidated Fixed Charge Coverage Ratio” means for any period, the ratio of (A)(i) Consolidated EBITDA, minus (ii) the aggregate amount of all Capital Expenditures made by the Parent Borrower and its Restricted Subsidiaries during such period (other than Capital Expenditures to the extent financed with the proceeds of any Disposition (other than the sale of inventory in the ordinary course of business)), or the proceeds of any incurrence of Indebtedness (other than the incurrence of any Loans), but including Capital Expenditures to the extent -18 financed with proceeds of Loans), minus (iii) the aggregate amount of all cash payments made by the Parent Borrower and its Restricted Subsidiaries in respect of income taxes or income tax liabilities (net of cash income tax refunds) during such period; to (B) Consolidated Fixed Charges for such period. “Consolidated Fixed Charges” means with respect to any Person for any period, the sum of (i) Consolidated Interest Expense plus (ii) scheduled payments of principal on long-term Indebtedness for borrowed money (including principal payments in respect of Capitalized Lease Obligations to the extent allocated to principal, but excluding payments in respect of any intercompany debt and any payments in respect of purchase price adjustments and earnouts) plus (iii) solely for the purpose of calculating the Consolidated Fixed Charge Coverage Ratio for making Restricted Payments in reliance on the Payment Conditions, any such Restricted Payments made in cash plus (iv) scheduled cash dividends and scheduled cash distributions to holders of any class or series of Disqualified Equity Interests or any class or series of Preferred Stock declared or paid in accordance with Section 7.06(f). “Consolidated Interest Expense” means with respect to any Person for any period, total cash interest expense for such period (net of any cash interest income for such period) with respect to all outstanding Indebtedness, calculated on a consolidated basis in accordance with GAAP, to the extent such expense was deducted in computing Consolidated Net Income plus consolidated capitalized interest for such period, whether paid or accrued, plus net payments (positive or negative) under interest rate swap agreements (other than in connection with the early termination thereof), but in any event to exclude to the extent not added back to Consolidated EBITDA as interest expense (A) fees and expenses associated with the Transactions and the agency fee described in Section 2.09(b), (B) costs associated with obtaining or breakage costs in respect of Secured Hedge Agreements or Secured Cash Management Agreements, (C) fees and expenses associated with any asset sales, acquisitions, Investments, equity issuances or debt issuances (in each case, whether or not consummated) and (D) amortization of deferred financing costs. “Consolidated Net Income” means, with respect to any Person for any period, the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, and otherwise determined in accordance with GAAP; provided, however, that, without duplication: (a) any net after-tax effect of extraordinary, non-recurring, exceptional or unusual gains or losses, charges or expenses (including all fees and expenses related thereto), losses, charges or expenses relating to any strategic initiatives (including any multi-year strategic initiatives), Transaction Expenses, restructuring costs and reserves, relocation costs, severance costs and expenses, one-time compensation charges, closing and consolidation costs for facilities, signing, upfront, retention or completion bonuses, executive recruiting and retention costs (including payments made to employees pursuant to non-compete agreements), transition costs, costs incurred in connection with non-ordinary course intellectual property development, integration costs (whether in connection with Permitted Acquisitions, other acquisitions or otherwise), business optimization expenses (including costs and expenses relating to business optimization programs, and new systems design, retention charges, system establishment costs (including information technology systems), technology upgrades and implementation costs and project start-up costs), operating expenses attributable to the implementation of cost-savings initiatives, consulting fees and curtailments and modifications to pension and post-retirement employee benefit plans, in all cases above for such period, shall be excluded; (b) the cumulative effect of a change in accounting principles and changes as a result of the adoption or modification of accounting policies during such period whether effected through a cumulative effect adjustment or a retroactive application, in each case in accordance with GAAP, shall be excluded; (c) any net after-tax effect of any fees (including finder’s fees, broker’s fees or any other fees), expenses or charges incurred during such period (including, without limitation, any premiums, make- whole or penalty payments), or any amortization thereof for such period, in connection with any Investment, Permitted Acquisition or any other acquisition (other than any such other acquisition in the ordinary course of business) permitted under this Agreement, Disposition (other than in the ordinary course of business), or other transfer (other than any such transfer in the ordinary course of business), incurrence or repayment of indebtedness (including such fees, expenses or charges related to the offering and issuance -19 of the First Lien Loans, Initial Revolving Credit Commitments, Second Lien Notes and the syndication and incurrence of any securities or credit facilities), issuance of Equity Interests, recapitalization, refinancing transaction or amendment or modification of any debt instrument (including any amendment or other modification of any securities, the First Lien Credit Agreement, the Second Lien Notes, any other credit facilities or any other debt instrument) and including, in each case, any such transaction whether consummated on, after or prior to the Closing Date and any such transaction undertaken but not completed, and any charges or non-recurring merger costs incurred during such period as a result of any such transaction, in each case whether or not successful or consummated (including, for the avoidance of doubt, the effects of expensing all transaction related expenses in accordance with FASB Accounting Standards Codification Topic 805, Business Combinations), shall be excluded; (d) accruals and reserves that are established or adjusted within 12 months after the Closing Date that are so required to be established or adjusted as a result of the Transactions (or within 12 months after the closing of any Permitted Acquisition or any other acquisition (other than any such other acquisition in the ordinary course of business) that are so required to be established or adjusted as a result of such Permitted Acquisition or such other acquisition) in accordance with GAAP shall be excluded; (e) any net after-tax effect of gains or losses on disposal, abandonment (including asset retirement costs) or discontinuance of disposed, abandoned or discontinued operations, as applicable, in each case other than in the ordinary course of business, as determined in good faith by the Administrative Borrower, shall be excluded; (f) any net after-tax effect of gains or losses (less all fees, expenses and charges relating thereto) attributable to asset dispositions or abandonments or the sale or other disposition of any Equity Interests of any Person, in each case other than in the ordinary course of business, as determined in good faith by the Administrative Borrower, shall be excluded; (g) the Net Income for such period of any Person that is an Unrestricted Subsidiary shall be excluded, and the Net Income for such period of any Person that is not a Subsidiary or that is accounted for by the equity method of accounting shall be excluded; provided that Consolidated Net Income of a Person shall be increased by the amount of dividends or distributions or other payments that are actually paid in cash or Cash Equivalents (or to the extent subsequently converted into cash or Cash Equivalents) to such Person or a Restricted Subsidiary thereof in respect of such period by any Subsidiary of such Person that is not a Subsidiary or that is accounted for by the equity method of accounting; (h) [reserved]; (i) effects of adjustments (including the effects of such adjustments pushed down to such Person and its Restricted Subsidiaries) in such Person’s consolidated financial statements pursuant to GAAP attributable to the application of recapitalization accounting or purchase accounting, as the case may be, in relation to the Transactions or any consummated Permitted Acquisition or other acquisition (other than any such other acquisition in the ordinary course of business) or Investments permitted under this Agreement consummated prior to or after the Closing Date or the amortization or write-off or write-down of any amounts thereof pursuant to GAAP, net of taxes, shall be excluded; (j) any net after-tax effect of income (loss) from the early extinguishment or conversion of (i) Indebtedness, (ii) Swap Contracts or (iii) other derivative instruments shall be excluded; (k) any impairment charge or asset write-off or write-down (other than write-offs, write- downs or impairments with respect to accounts receivable in the normal course or inventory), including impairment charges or asset write-offs or write-downs related to intangible assets, long-lived assets, investments in debt and equity securities or as a result of a change in law or regulation or in connection with any disposition of assets, in each case, pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP shall be excluded; -20

(l) other non-cash expenses, charges and losses during such period shall be excluded, in each case other than (A) any non-cash expense, charge or loss charge either (i) expressly excluded from Consolidated Net Income pursuant to another clause of this definition or (ii) expressly added back to Consolidated EBITDA pursuant to the definition thereof or (B) any non-cash charge representing amortization of a prepaid cash item that was paid and not expensed in a prior period; provided that if any non-cash charges or expenses referred to in this clause (l) represents an accrual or reserve for potential cash item in any future period, (i) such Person may elect not to exclude such non-cash charge or expense in the current period or (ii) to the extent such Person elects to exclude such non-cash charge, the cash payment in respect thereof in such future period shall be subtracted from Consolidated Net Income in such future period to such extent paid; (m) other non-cash gains during such period shall be excluded other than (x) to the extent expressly excluded from Consolidated Net Income pursuant to another clause of this definition, (y) to the extent expressly deducted from Consolidated EBITDA pursuant to the definition thereof, or (z) any non- cash gains that represent the reversal of an accrual or reserve for any anticipated cash charges in any prior period (other than any such accrual or reserve that has been, or, had this Agreement been in effect at such time, would be, excluded in calculating Consolidated Net Income in accordance with this definition); provided that in the case of any non-cash gain, the cash receipt in such future period in respect of any non- cash gain which was excluded from the calculation of Consolidated Net Income pursuant to this clause (m) shall be added to Consolidated Net Income in such future period to such extent received; (n) any equity-based or non-cash compensation charge or expense, including any such charge or expense arising from grants of stock appreciation rights, equity incentive programs or similar rights, stock options, restricted stock or other rights to, and any cash charges associated with the rollover, acceleration, or payout of, Equity Interests by management of such Person or of a Restricted Subsidiary or any of its direct or indirect parent companies in connection with the Transactions, shall be excluded; (o) any expenses, charges or losses to the extent covered by insurance or indemnity and actually reimbursed, or, so long as such Person has made a determination that there exists reasonable evidence that such amount will in fact be paid-for or reimbursed by the insurer or indemnifying party and only to the extent that such amount is in fact paid-for or reimbursed within 365 days of the date of such determination (with a deduction to be applied to Consolidated Net Income in the applicable future period for any amount so added back in any prior period to the extent not so paid for or reimbursed within the applicable 365-day period), shall be excluded; (p) any net pension or other post-employment benefit costs representing amortization of unrecognized prior service costs, actuarial losses, including amortization of such amounts arising in prior periods, amortization of the unrecognized net obligation (and loss or cost) existing at the date of initial application of Statement of Financial Accounting Standards Nos. 87, 106 and 112, and any other items of a similar nature, shall be excluded; (q) any non-cash compensation expense resulting from the application of FASB Accounting Standards Codification Topic 718, Compensation—Stock Compensation or FASB Accounting Standards Codification Subtopic 505-50, Equity-Based Payments to Non-Employees, shall be excluded; and (r) the following items shall be excluded: (i) any net unrealized gain or loss (after any offset) resulting in such period from Swap Contracts and the application of Accounting Standards Codification Topic 815, Derivatives and Hedging; (ii) any net unrealized gain or loss (after any offset) resulting in such period from currency transaction or translation gains or losses including those related to currency remeasurements of Indebtedness (including any net loss or gain resulting from (A) Swap Contracts for currency exchange risk and (B) resulting from intercompany indebtedness among such Person -21 and its Restricted Subsidiaries) and any other foreign currency transaction or translation gains and losses, to the extent such gain or losses are non-cash items; (iii) any non-cash adjustments resulting from the application of Accounting Standards Codification Topic 460, Guarantees, or any comparable regulation; and (iv) earn-out obligations and other contingent consideration obligations (including to the extent accounted for as bonuses, compensation or otherwise (and including deferred performance incentives in connection with Permitted Acquisitions whether or not a service component is required from the transferor or its related party)) and adjustments thereof and purchase price adjustments. In addition, to the extent not already included in the Consolidated Net Income of such Person in any period and so long as the expenses, charges and losses with respect to which such amounts relate have not been excluded from Consolidated Net Income of such Person in any period, notwithstanding anything to the contrary in the foregoing, Consolidated Net Income shall include the amount of proceeds received from business interruption insurance and reimbursements of any expenses and charges that are covered by indemnification or other reimbursement provisions in connection with any acquisition, Permitted Acquisition, Investment or any sale, conveyance, transfer or other disposition of assets permitted under this Agreement. For the avoidance of doubt, Consolidated Net Income shall be calculated, including pro forma adjustments, in accordance with Section 1.08. “Consolidated Total Net Debt” means, as of any date of determination, (a) the aggregate principal amount of Indebtedness of the Parent Borrower and the Restricted Subsidiaries outstanding on such date, in an amount that would be reflected on a balance sheet (but excluding the notes thereto) prepared as of such date on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting or recapitalization accounting in connection with the Transactions or any Permitted Acquisition or any other acquisition permitted under this Agreement) consisting only of Indebtedness for borrowed money and obligations in respect of Capitalized Leases or other purchase money Indebtedness, plus, without duplication, other than for purposes of determining compliance with Section 7.11 (including Pro Forma Compliance with Section 7.11), the aggregate undrawn amount of Designated Revolving Commitments in effect on such date, minus (b) the aggregate amount of cash and Cash Equivalents (other than Restricted Cash), in each case, included on the consolidated balance sheet of the Parent Borrower and the Restricted Subsidiaries as of such date; provided that Consolidated Total Net Debt shall not include Indebtedness (i) in respect of letters of credit, except to the extent of obligations in respect of amounts drawn under standby letters of credit that are unreimbursed for at least two (2) Business Days after such amount is drawn, (ii) owed by Unrestricted Subsidiaries and (iii) obligations in respect of Cash Management Services; it being understood, for the avoidance of doubt, that obligations under Swap Contracts do not constitute Consolidated Total Net Debt. “Contingent Obligations” means, with respect to any Person, any obligation of such Person guaranteeing any leases, dividends or other obligations that do not constitute Indebtedness (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor; (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; or -22

(c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation against loss in respect thereof. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control”, “Controlled” and “Controlling” have the meaning specified in the definition of “Affiliate.” “Controlled Account” means each deposit account maintained by a Loan Party at a Collection Bank and subject to an Account Control Agreement. “Controlled Investment Affiliate” means, as to any Person, any other Person, other than the Sponsor, which directly or indirectly is in Control of, is Controlled by, or is under common Control with such Person and is organized by such Person (or any Person Controlling such Person) primarily for making direct or indirect equity or debt investments in a Borrower and/or other companies. “Covered Entity” has the meaning specified in Section 10.22(b). “Covered Party” has the meaning specified in Section 10.22(a). “Credit Extension” means each of the following: (a) a Borrowing and (b) an LC Credit Extension. “Cure Amount” has the meaning specified in Section 8.04(a). “Cure Expiration Date” has the meaning specified in Section 8.04(a). “Debt Assumption” has the meaning set forth in Section 2.01(f)(ii). “Debt Fund Affiliate” means any bona fide debt fund or an investment vehicle that is engaged in the making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of business and with respect to which the Sponsor and investment vehicles managed or advised by the Sponsor that are not engaged primarily in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course, have fiduciary duties to the third-party investors in such fund or investment vehicle independent of their duties to the Borrowers or the Sponsor and do not make investment decisions for such entity, but shall in any event exclude the Borrowers and any of their respective Subsidiaries. “Debtor Relief Laws” means the Bankruptcy Code of the United States and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default” means any event that is, or with the passage of time or the giving of notice or both, in each case, as set forth under Section 8.01, without cure or waiver, would be an Event of Default. “Default Rate” means an interest rate equal to (a) the Base Rate plus (b) the Applicable Rate, if any, applicable to Base Rate Loans plus (c) 2.00% per annum; provided that with respect to a Eurocurrency Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2.00% per annum, in each case, to the fullest extent permitted by applicable Laws. “Default Right” has the meaning specified in Section 10.22(b). -23

“Defaulting Lender” means, subject to Section 2.17(b), any Lender that, as reasonably determined by the Administrative Agent (a) has refused (which refusal may be given verbally or in writing and has not been retracted) or failed to perform any of its funding obligations hereunder, including in respect of its Loans or participations in respect of LC Obligations or Swing Line Loans or any other amounts required to be paid by it, which refusal or failure is not cured within two (2) Business Days after the date of such refusal or failure, (b) has notified the Borrowers or Administrative Agent (which notification has not been withdrawn in writing) that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit, (c) has failed, within three (3) Business Days after request by the Administrative Agent, to confirm that it will comply with its funding obligations; provided that a Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such confirmation by the Administrative Agent or the Borrowers, or (d) has, or has a direct or indirect parent company that has, after the date of this Agreement, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender or (iii) become the subject of a Bail-In Action. “Designated Preferred Stock” means Preferred Stock of the Parent Borrower or any direct or indirect parent company thereof (in each case other than Disqualified Equity Interests) that is issued for cash (other than to the Parent Borrower, a Restricted Subsidiary or an employee stock ownership plan or trust established by the Parent Borrower or any Subsidiary) and is designated as Designated Preferred Stock pursuant to a certificate of a Responsible Officer of the Administrative Borrower delivered to the Administrative Agent on or promptly after the issue date thereof, the cash proceeds of which shall not be, and have not been, designated an Excluded Contribution. “Designated Revolving Commitments” means any commitments to make loans or extend credit on a revolving basis to any Borrower or any of its Restricted Subsidiaries by any Person other than any Borrower or any of its Restricted Subsidiaries that have been designated pursuant to a certificate of a Responsible Officer of the Administrative Borrower delivered to the Administrative Agent as “Designated Revolving Commitments” until such time as the Administrative Borrower subsequently delivers a certificate of a Responsible Officer of the Administrative Borrower to the Administrative Agent to the effect that such commitments shall no longer constitute “Designated Revolving Commitments.” “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction and any sale or issuance of Equity Interests in a Restricted Subsidiary) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith, whether in a single transaction or a series of related transactions; provided that “Disposition” and “Dispose” shall not include any issuance by the Parent Borrower of any of its Equity Interests to another Person. “Disqualified Equity Interests” means any Equity Interest that, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than (i) solely for Qualified Equity Interests and cash in lieu of fractional shares or (ii) solely at the discretion of the issuer), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control, asset sale or similar event so long as any rights of the holders thereof upon the occurrence of a change of control, asset sale or similar event shall be subject to the prior repayment in full of the Loans and all other Obligations (other than contingent indemnification obligations as to which no claim has been asserted) and the termination of the Commitments and the termination of all outstanding Letters of Credit (unless the Outstanding Amount of the LC Obligations related thereto has been Cash Collateralized, back-stopped by a letter of credit reasonably satisfactory to the applicable Issuing Bank or deemed reissued under another agreement reasonably acceptable to the applicable Issuing Bank)) that are accrued and payable and the termination of the Commitments), (b) is redeemable at the option of the holder thereof (other than (i) solely for Qualified Equity Interests and cash in lieu of fractional shares or (ii) as a result of a change of control, asset sale or -24 similar event so long as any rights of the holders thereof upon the occurrence of a change of control, asset sale or similar event shall be subject to the prior repayment in full of the Loans and all other Obligations (other than contingent indemnification obligations as to which no claim has been asserted) and the termination of the Commitments and the termination of all outstanding Letters of Credit (unless the Outstanding Amount of the LC Obligations related thereto has been Cash Collateralized, back-stopped by a letter of credit reasonably satisfactory to the applicable Issuing Bank or deemed reissued under another agreement reasonably acceptable to the applicable Issuing Bank)), (c) provides for the scheduled payments of dividends in cash or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one (91) days after the Latest Maturity Date at the time of issuance of such Equity Interests; provided that any Equity Interests held by any future, current or former employee, director, officer, member of management, independent contractor or consultant (or their respective Controlled Investment Affiliates or Immediate Family Members) of the Parent Borrower, any of its Subsidiaries, any direct or indirect parent companies of the Parent Borrower or any other entity in which the Parent Borrower or any of its Restricted Subsidiaries has an Investment and is designated in good faith as an “affiliate” by the Board of Directors (or the compensation committee thereof) of the applicable Borrower, in each case pursuant to any co-invest agreement, equity subscription or shareholders’ agreement, any management, shareholder, director or employee equity plan, any stock option plan or any other management or employee benefit plan or agreement shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased by the Parent Borrower (or any direct or indirect parent thereof) or a Subsidiary in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s, director’s, officer’s, management member’s, independent contractor’s or consultant’s termination of employment or service, as applicable, death or disability. “Disqualified Institutions” means (i) any competitors of the Sponsor, any Borrower, the Company and its Subsidiaries, or Walgreens Co. that have been specified in writing by the Administrative Borrower or the Sponsor (a) to the Commitment Parties prior to the Closing Date or (b) to the Administrative Agent after the Closing Date (and any such entity’s Affiliates that are identified as such pursuant to this clause (i) or those that are clearly identifiable as such on the basis of their name (in each case, other than bona fide diversified debt funds)) (other than those excluded pursuant to clause (ii) hereof), (ii) those particular banks, financial institutions, other institutional lenders and other Persons that have been specified in writing by the Administrative Borrower or the Sponsor (a) to the Commitment Parties prior to March 14, 2019 or (b) as mutually agreed by the Administrative Borrower and the Commitment Parties (if prior to the Closing Date) or the Administrative Agent (from and after the Closing Date) (and any such entity’s Affiliates that are identified as such pursuant to this clause (ii) or those that are clearly identifiable as such on the basis of their name) and (iii) Excluded Affiliates; provided that any Person that is a Lender or Participant and subsequently becomes a Disqualified Institution (but was not a Disqualified Institution at the time it became a Lender or Participant) shall be deemed to not be a Disqualified Institution hereunder with respect to any Loans, Commitments or participations held by it prior to becoming a Disqualified Institution. “Dollar” and “$” mean lawful money of the United States. “Dollar Amount” means with respect to any LC Obligation or Revolving Credit Loan (or any risk participation therein), (A) if denominated in Dollars, the amount thereof and (B) if denominated in an Available Currency other than Dollars, the equivalent amount thereof converted to Dollars as determined by the Administrative Agent or the Issuing Bank on the basis of the Spot Rate for the purchase of Dollars with such other currency. “Domestic Subsidiary” means any Subsidiary that is organized under the Laws of the United States, any state thereof or the District of Columbia. “Dominion Period” means any period (a) commencing on the date on which (i) a Specified ABL Default has occurred and is continuing or (ii) Specified Availability is less than the greater of (x) 10.0% of the Line Cap (without giving effect to any increase thereof during an Agent Advance Period) as then in effect and (y) $10,000,000, for a period of five (5) consecutive Business Days and (b) ending on the first (1st) date thereafter on which (i) no Specified ABL Default is continuing and (ii) Specified Availability has been equal to or greater than the greater of (x) 10.0% of the Line Cap (without giving effect to any increase thereof during an Agent Advance Period) as then in effect and (y) $10,000,000, for a period of twenty (20) consecutive calendar days; provided, that a -25

Dominion Period shall only begin upon the written request of the Administrative Agent delivered to the Administrative Borrower, which request may be made in its discretion or at the discretion of the Required Lenders. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Elective Guarantor” has the meaning set forth in the defined term “Guarantors”. “Eligible Accounts” means all of the Accounts owned by any Loan Party, except any Accounts as to which any of the exclusionary criteria set forth below applies; provided that the face amount of an Account (and Eligible Account) shall be reduced by, without duplication, to the extent not reflected in such face amount, the amount of all discounts, claims, credits or credits pending, unapplied cash amounts, contractual allowances, promotional program allowances, rebates, price adjustments, finance and service charges or other allowances (including any amount that any Loan Party may be obligated to rebate to a customer pursuant to the terms of any agreement or understanding). Eligible Accounts shall not include any Account of a Loan Party that: (a) the Account Debtor of which is not a Third Party Payor; (b) does not arise from the sale of goods or the performance of services by a Loan Party in the ordinary course of its business; (c) (i) upon which any Loan Party’s right to receive payment is not absolute (other than as a result of rights to return inventory in the ordinary course of business of such Loan Party) or is contingent upon the fulfillment of any condition whatsoever, (ii) as to which any Loan Party is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial process or (iii) represents a progress billing consisting of an invoice for goods sold or used or services rendered pursuant to a contract under which the Account Debtor’s obligation to pay that invoice is subject to any Loan Party’s completion of further performance under such contract; (d) to the extent any Account Debtor has or has asserted a right of setoff, or has asserted a defense, counterclaim or dispute as to such Account; (e) is not a true and correct statement of bona fide indebtedness incurred in the amount of the Account for merchandise sold to or services rendered and accepted by the applicable Account Debtor; (f) is an Account that has not been invoiced, unless the initial date of service that generated such Account occurred less than sixty (60) days prior to the applicable date of determination; provided that the portion of the Borrowing Base attributable to Accounts that have not been invoiced (and that are not otherwise excluded from Eligible Accounts pursuant to the other clauses of the definition of “Eligible Accounts”) shall not, as of any date of determination, account for more than 10% the Borrowing Base; provided, however, that the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined based on all of the otherwise Eligible Accounts -26 being included in the Borrowing Base prior to giving effect to any eliminations based upon the foregoing limit; (g) is a Medicare Account or a Medicaid Account, or is a Governmental Entity Account that is not a Medicare Account or a Medicaid Account, unless in each case the applicable Loan Party has complied with (to the extent required by Law) the Federal Assignment of Claims Act of 1940, as amended from time to time (31 U.S.C. § 3727 et seq. (the “Assignment of Claims Act”) or any applicable similar statute; provided that, notwithstanding the foregoing, Medicare Accounts, Medicaid Accounts and other Governmental Entity Accounts as to which the Assignment of Claims Act (or other applicable similar statute) has not been complied with (to the extent required by Law) and that are not otherwise excluded from Eligible Accounts as a result of any other clause of the definition of “Eligible Accounts”, shall constitute Eligible Accounts, but the portion of the Borrowing Base attributable to such Accounts shall not, as of any date of determination, account for more than 35% of the Borrowing Base; provided, however, that the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined based on all of the otherwise Eligible Accounts being included in the Borrowing Base prior to giving effect to any eliminations based upon the foregoing limit; (h) is the obligation of an Account Debtor (including any Governmental Entity) located in a jurisdiction other than the United States or any state or territory thereof unless payment thereof is (i) assured by an irrevocable letter of credit payable in Dollars issued by a financial institution reasonably acceptable to the Administrative Agent and such irrevocable letter of credit is delivered to the Administrative Agent (including any delivery of an electronic letter of credit) or (ii) insured by a credit insurer reasonably acceptable to the Administrative Agent; (i) to the extent any Loan Party is liable for goods sold or services rendered by the applicable Account Debtor to the applicable Loan Party, but only to the extent of the potential offset; (j) arises with respect to goods that are delivered on a bill-and-hold, cash-on delivery basis or placed on consignment, guaranteed sale or other terms by reason of which the payment by the Account Debtor is or may be conditional, other than rights to return inventory in the ordinary course of business; (k) is not paid within one hundred and twenty (120) days following its original service date or which has been written off the books of such Loan Party or otherwise designated as uncollectible by such Loan Party; (l) is an Account in respect of which the Account Debtor obligated upon such Account suspends business, makes a general assignment for the benefit of creditors or fails to pay its debts generally as they come due; (m) is an Account in respect of which a Bankruptcy Event has occurred with respect to the Account Debtor obligated upon such account; provided that so long as post-petition financing is being provided to such Account Debtor, post-petition accounts of such Account Debtor may be deemed Eligible Accounts by and to the extent approved by the Administrative Agent, in its Permitted Discretion, on a case-by-case basis; (n) is an Account as to which the Administrative Agent’s Lien thereon, on behalf of itself and the Secured Parties, is not a first priority perfected lien subject only to First Priority Priming Liens; (o) is an Account with respect to which the representations or warranties pertaining to such Accounts set forth in any Loan Document are untrue in any material respect; (p) is payable in any currency other than Dollars; -27

(q) is not owned by a Loan Party free and clear of all Liens other than Liens permitted hereunder; (r) is the obligation of an Account Debtor if 50% or more of the dollar amount of all Accounts owing by that Account Debtor are ineligible under the criteria listed in clause (k) of this definition; (s) is evidenced by a judgment, instrument or chattel paper; (t) is an Account to the extent that such Account, together with all other Accounts owing by such Account Debtor as of any date of determination exceed 25% of all Eligible Accounts of the Loan Parties (or such higher percentage as the Administrative Agent may establish for such Account Debtor from time to time) but only to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, however, that the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined based on all of the otherwise Eligible Accounts being included in the Borrowing Base prior to giving effect to any eliminations based upon the foregoing limit; (u) is an Account as to which any check, draft or other items of payment has previously been received which has been returned unpaid or otherwise dishonored; (v) consists of finance charges as compared to obligations to such Loan Party for goods sold; (w) is an Account with respect to which the Account Debtor is subject to any US sanctions administered by OFAC or any similar applicable law, including a person named on the list of “Specially Designated Nationals and Blocked Persons” maintained by OFAC or which is a designated person named on any similar applicable list; (x) is an Account arising out of a sale made or services rendered by any Loan Party to an Affiliate of any Loan Party or to a Person controlled by an Affiliate of any Loan Party (including any employees, officers, directors or stockholders of such); provided that Accounts of (i) other portfolio companies (other than a Loan Party) of the Sponsor or (ii) Walgreens or any of its Affiliates shall not be excluded by this clause (x) to the extent such sale is made or services are rendered on arm’s length terms; (y) is an Account that was not paid in full, and a Loan Party created a new receivable for the unpaid portion of the Account; or (z) is an Account representing any manufacturer’s or supplier’s credits, rebates, discounts, incentive plans or similar arrangements entitling a Loan Party to discounts on future purchase therefrom (but ineligibility shall be limited to the amount thereof). “Eligible Assignee” has the meaning specified in Section 10.07(a)(i). “Eligible Cash” means domestic Unrestricted Cash subject to a first-priority Lien (other than First Priority Priming Liens arising by operation of law) in favor of the Administrative Agent owned by any Loan Party that is held in a deposit account that is maintained with the Administrative Agent and, with respect to which the Administrative Agent has received an Account Control Agreement, provided that Eligible Cash shall in no event include cash in any Exempt Account. “Eligible Customs Broker” means a customs broker which has its principal assets, place of organization and place of principal business in the United States which is reasonably acceptable to the Administrative Agent and with which the Administrative Agent has entered into an Imported Goods Agreement, or which is otherwise reasonably acceptable to the Administrative Agent in its Permitted Discretion. -28

“Eligible In-Transit Inventory” means on any date, any Inventory of a Loan Party that is in-transit from a location outside the United States to a location inside the United States that meets all of the criteria for Eligible Inventory on such date (other than that it is in-transit or is not within the United States); provided that (i) such Inventory has been identified to the contract between the vendor and a Loan Party and, under the terms of sale of such Inventory, title and risk of loss have passed with respect to such Inventory from the vendor to a Loan Party on or before such date; (ii) such Inventory is insured in accordance with the provisions of this Agreement; (iii) such Inventory has been paid for by a Loan Party or the purchase price is supported by a commercial letter of credit or the Administrative Agent has otherwise satisfied itself that a final sale of such Inventory to a Loan Party has occurred; and (iv) an Acceptable Document of Title has been issued in accordance with clause (a) of the definition thereof and delivered to a Loan Party, the Administrative Agent, an Eligible NVOCC or an Eligible Customs Broker. “Eligible Inventory” means all of the Inventory owned by any Loan Party, except any Inventory as to which any of the exclusionary criteria set forth below applies. Eligible Inventory shall not include any Inventory of a Loan Party that: (a) consists of work-in-process; (b) is obsolete, unsalable, shopworn, damaged or unfit for sale; (c) is not of a type held for sale by the applicable Loan Party in the ordinary course of business or consistent with past practice as is being conducted by each such Loan Party; (d) is not subject to a first priority Lien in favor of the Administrative Agent on behalf of the Secured Parties, subject only to First Priority Priming Liens; (e) is not owned by a Loan Party free and clear of all Liens other than Liens permitted hereunder; (f) is placed on consignment unless Eligible Reserves have been established with respect thereto; (g) is covered by a negotiable document of title, unless, at the Administrative Agent’s request, such document has been delivered to the Administrative Agent or an agent thereof and the amount of any shipping fees, costs and expenses are reflected in Reserves; (h) consists of goods that are slow moving (to the extent not included in determining Net Orderly Liquidation Value) or constitute spare parts (not intended for sale), packaging and shipping materials, promotional products (not intended for sale), or supplies used or consumed in a Loan Party business; (i) is manufactured, assembled or otherwise produced in violation of the Fair Labor Standards Act and subject to the “hot goods” provisions contained in Title 25 U.S.C. 215(a)(i); (j) is not covered by property or casualty insurance required by the terms of this Agreement (except to the extent of any deductible thereunder); (k) consists of goods which have been returned or rejected by the buyer and are not in salable condition; (l) is Inventory with respect to which the representations or warranties pertaining to such Inventory set forth in any Loan Document are untrue in any material respect; -29

(m) does not conform in all material respects to all standards imposed by any governmental agency, division or department thereof which has regulatory authority over such goods or the use or sale thereof; (n) is Commingled Inventory; (o) is located in a jurisdiction (i) other than in the United States unless such Inventory is owned by a Loan Party and supported by an irrevocable letter of credit payable in Dollars issued by a financial institution reasonably acceptable to the Administrative Agent and such irrevocable letter of credit is delivered to the Administrative Agent (including any delivery of an electronic letter of credit) or (ii) other than in the United States containing Inventory with an aggregate value of less than $200,000; (p) is subject to a license agreement or other arrangement with a third party which, in the Administrative Agent’s Permitted Discretion, restricts the ability of the Administrative Agent to exercise its rights under the Loan Documents with respect to such Inventory unless such third party has entered into an agreement in form and substance reasonably satisfactory to the Administrative Agent permitting the Administrative Agent to exercise its rights with respect to such Inventory or the Administrative Agent has otherwise agreed to allow such Inventory to be eligible in its Permitted Discretion; (q) consists of Hazardous Materials or goods that can be transported or sold only with licenses that are not readily available; (r) (i) is not located on premises owned, leased or rented by a Loan Party unless such Inventory is stored with a bailee or warehouseman and either (x) a reasonably satisfactory and acknowledged bailee or warehouseman letter has been received by the Administrative Agent or (y) Eligible Reserves reasonably satisfactory to the Administrative Agent have been established with respect thereto or (ii) is located on leased or rented premises unless either (x) a Collateral Access Agreement has been delivered to the Administrative Agent or (y) Rent Reserves have been established with respect thereto, provided that this clause (ii) shall not apply unless Rent Reserves are permitted to be imposed upon Inventory at the relevant location pursuant to the terms of the definition of such term; provided that in the event any Inventory that would be ineligible under this clause (r) because subclause (x) of any of clauses (i) or (ii) is not satisfied, the Administrative Agent may not unreasonably refuse to impose the Reserves referred to in subclause (y) of such clause to cause such ineligibility; provided, further, that this clause (r) shall not exclude any (A) Inventory in-transit between domestic locations of Loan Parties or (B) any Eligible In-Transit Inventory in an amount not to exceed 1% of the then applicable Borrowing Base (the amount of Eligible In-Transit Inventory that is excluded because they exceed the foregoing percentage shall be determined based on all of the otherwise Eligible Inventory being included in the Borrowing Base prior to giving effect to any eliminations based upon the foregoing limit); (s) subject to the Acquired Asset Borrowing Base, is acquired in a Permitted Acquisition unless and until the Administrative Agent has completed or received an appraisal of such Inventory and established Reserves (if applicable) therefor in its Permitted Discretion; (t) is Inventory for which any contract relating to such Inventory expressly includes retention of title in favor of the vendor or supplier thereof or a conditional sale; provided that such Inventory shall not be excluded from Eligible Inventory solely pursuant to this clause (t) to the extent that either (i) such retention of title or conditional sale is not effective under applicable Law to give such vendor or supplier ownership of such Inventory or a Lien, in each case prior in right to the Lien of the Administrative Agent therein or (ii) (A) the Administrative Agent shall have received evidence reasonably satisfactory to it that the full purchase price of such Inventory has, or will have, been paid prior to or upon the delivery of such Inventory to the relevant Loan Party or (B) Eligible Reserves reasonably satisfactory to the Administrative Agent have been established with respect thereto (which Reserves the Administrative Agent may not unreasonably refuse to establish if subclauses (i) and (ii)(A) do not apply); -30

(u) is Inventory that has expired or will expire within thirty (30) days of the relevant date of determination; or (v) prior to the date on which the Specified Post-Closing Undertaking is satisfied, is NLC Inventory in excess of $13,200,000. “Eligible NVOCC” means an NVOCC which has its principal assets, place of organization and place of principal business in the United States and with which the Administrative Agent has entered into an Imported Goods Agreement or which is otherwise reasonably acceptable to the Administrative Agent. “Eligible Reserves” means Reserves against the Borrowing Base established or modified in the Permitted Discretion of the Administrative Agent subject to the following: (a) the amount of any Eligible Reserves shall have a reasonable relationship to the event, condition or other matter that is the basis for the establishment of such Reserve or such modification thereto, (b) except as otherwise expressly provided in the definition of Eligible Account or Eligible Inventory, no Reserves shall be established or modified to the extent they are duplicative of Reserves or modifications already accounted for through eligibility or other criteria (including collection/advance rates), (c) any rent reserves will be subject to the limitations set forth in the definition of “Rent Reserve”, (d) no Reserves will be imposed relating to surety bonds, except to the extent (i) Borrowing Base assets are subject to perfected Liens securing reimbursement obligations in respect of surety bonds which Liens are pari passu with or have priority over the Liens in favor of the Administrative Agent for the benefit of the Secured Parties, (ii) sureties have made demands for cash collateral which have not been satisfied or (iii) any surety takes any remedial action with respect to any Borrowing Base assets, whether pursuant to such surety’s Liens or otherwise, or delivers notice to any Loan Party that such surety intends to take such action, (e) no Reserves may be taken and no changes to the eligibility standards shall be made after the Closing Date based on circumstances, conditions, events or contingencies known to the Administrative Agent as of the Closing Date and, in the case of Reserves, for which no Reserves were imposed on the Closing Date, and for which Accounts or Inventory, were not deemed ineligible on the Closing Date, unless such circumstances, conditions, events or contingencies shall have changed in any material adverse respect since the Closing Date, (f) no Reserve may be taken after the Closing Date based on circumstances known to the Administrative Agent as of the Closing Date for which no Reserve was imposed on the Closing Date, and no Reserve taken on the Closing Date may be increased, unless, in each case, such circumstances, conditions, events or contingences shall have changed in any material adverse respect since the Closing Date and (g) other than Bank Product Reserves, no Reserves will be imposed relating to obligations under any Secured Hedge Agreement or Secured Cash Management Agreement, in each case, without the written consent of the Administrative Borrower. Subject to the limitations above, the Administrative Agent shall have the right, upon at least five (5) Business Days’ prior written notice to the Administrative Borrower (which notice shall include a reasonably detailed description of such Reserve being established, modified or eliminated), to establish, modify or eliminate Reserves against the Borrowing Base, but without duplication, from time to time in its Permitted Discretion, except that any such Reserves shall not be duplicative of adjustments of amounts included in the Borrowing Base. During such notice period, the Administrative Agent shall, if requested, discuss any such Reserve or change with the Administrative Borrower and the Loan Parties may take such action as may be required so that the event, condition or matter that is the basis for such Reserve or change no longer exists or exists in a manner that would result in the establishment of a lower Reserve or result in a lesser change, in each case, in a manner and to the extent reasonably satisfactory to the Administrative Agent; provided that during such five (5) Business Day period, Borrowings that would cause the Revolving Credit Exposure to exceed the Line Cap (after giving effect to such proposed Reserve) shall not be permitted. “EMU” means the economic and monetary union as contemplated in the Treaty on European Union. “Environment” means indoor air, ambient air, surface water, groundwater, drinking water, land surface, subsurface strata, and natural resources such as wetlands, flora and fauna. “Environmental Laws” means any applicable Law (including common law) relating to the prevention of pollution or the protection of the Environment and natural resources, and the protection of human health and safety as it relates to Hazardous Materials, including any applicable provisions of the Comprehensive Environmental -31

Response, Compensation, and Liability Act, 42 U.S.C. § 9601 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 5101 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., the Clean Water Act, 33 U.S.C. § 1251 et seq., the Clean Air Act, 42 U.S.C. § 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq., and the Oil Pollution Act of 1990, 33 U.S.C. § 2701 et seq., and all analogous state or local statutes, and the regulations promulgated pursuant thereto. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of investigation and remediation, fines, penalties or indemnities), of the Loan Parties or any Restricted Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage or treatment of any Hazardous Materials, (c) exposure to any Hazardous Materials, or (d) the Release or threatened Release of any Hazardous Materials, including, in each case, any such liability which any Loan Party has retained either contractually or by operation of law. “Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law. “Equity Interests” means, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities), excluding from the foregoing any debt securities convertible into Equity Interests, whether or not such debt securities include any right of participation with Equity Interests, until any such conversion. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) that is under common control with a Loan Party within the meaning of Section 414(b) or (c) of the Code or Section 4001 of ERISA (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by a Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by a Loan Party or any ERISA Affiliate from a Multiemployer Plan or written notification to a Loan Party or any ERISA Affiliate that a Multiemployer Plan is insolvent (within the meaning of Section 4245 of ERISA) or in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Section 305 of ERISA); (d) a determination that any Pension Plan is in “at risk” status (within the meaning of Section 430(i)(4) of the Code or Section 303(i)(4) of ERISA); (e) the filing of a written notice of intent to terminate, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the receipt of written notice by a Loan Party or any ERISA Affiliate regarding the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (f) an event or condition which constitutes grounds under Section 4042 of ERISA for, and that could reasonably be expected to result in, the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (g) with respect to a Pension Plan, the failure to satisfy the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, whether or not waived; (h) the failure by a Loan Party or any ERISA Affiliate to make when due any required contribution to a Multiemployer Plan, (i) the occurrence of a nonexempt prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which could result in liability to a Loan Party; or (j) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Loan Party or any ERISA Affiliate. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. -32

“Euro” means the lawful single currency of the EMU. “Eurocurrency Rate” means: (a) for any Interest Period with respect to a Eurocurrency Rate Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”), as published on the applicable Bloomberg screen page (or such other commercially available source providing quotations as may be designated by the Administrative Agent from time to time) (in such case, the “LIBOR Rate”) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for deposits of the Available Currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the LIBOR Rate, at or about 11:00 a.m., London time, two (2) Business Days prior to such date for Dollar deposits with a term of one (1) month commencing that day; provided that to the extent a comparable or successor rate is approved pursuant to the provisions of Section 3.03, “Eurocurrency Rate” shall mean the “LIBOR Successor Rate”; provided, further, that in all cases (a) or (b), the Eurocurrency Rate shall not be less than 0.00% per annum; provided, further, that in all cases (a) or (b), on and after the Amendment No. 1 Effective Date, the Eurocurrency Rate shall not be less than 0.25% per annum. “Eurocurrency Rate Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of “Eurocurrency Rate.” “Event of Default” has the meaning specified in Section 8.01. “Excess Availability” means as of any date of determination, the amount by which (a) the Line Cap (without giving effect to any increase thereof during an Agent Advance Period) as of such date exceeds (b) the Total Revolving Credit Exposure as of such date. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Excluded Affiliate” means, with respect to any Agent or Agent-Related Person and their respective Affiliates and controlling Persons, (i) any of their Affiliates that is engaged as principals primarily in private equity, mezzanine financing or venture capital or any of such Affiliate’s officers, directors, employees, legal counsel, independent auditors, professionals and other experts or agents other than, in each case, any Over the Wall Person or (ii) any of their Affiliates and/or any of their Affiliates’ employees, officers, directors, legal counsel, professionals and other experts or agents that are engaged directly or indirectly in a sale of the Company and its subsidiaries as buy-side or sell-side representative and acting in such capacity other than, in each case, any Over the Wall Person. “Excluded Assets” means (i) any fee owned Real Property and any leasehold rights and interests in Real Property (including landlord or other third-party waivers, non-disturbance agreements, estoppels, bailee waivers, warehouseman waivers and collateral access letters), (ii) motor vehicles, aircraft and other assets subject to certificates of title, to the extent a Lien therein cannot be perfected by the filing of a UCC financing statement, (iii) commercial tort claims where the applicable Loan Party’s reasonable expectation of recovery is less than $5,000,000, (iv) any governmental or regulatory licenses or state or local franchises, charters and authorizations to the extent that the Administrative Agent may not (or is restricted from) validly possess a security interest therein under applicable Laws (including, without limitation, rules and regulations of any Governmental Authority or agency) or the pledge or creation of a security interest in which would require governmental consent, approval, license or authorization (to the extent such consent, approval, license or authorization was not obtained (it being understood and agreed that the Loan Parties shall be under no obligation to obtain such consent, approval, license or authorization)), other than to the extent such prohibition, limitation or restriction is rendered ineffective under the UCC or other applicable Law, (v) any particular asset or right under contract, if the pledge thereof or the security interest therein is prohibited or restricted by applicable Law (including any requirement to obtain the consent of any -33

Governmental Authority or regulatory authority), other than to the extent such prohibition or restriction is rendered ineffective under the UCC or other applicable Law, (vi) (A) Margin Stock, (B) Equity Interests in any Person other than wholly-owned Restricted Subsidiaries (but, in the case of the Equity Interests of any Person that is not a wholly- owned Restricted Subsidiary, only to the extent the organizational documents or similar agreement with equity holders of such Person do not permit the pledge of such Equity Interests so long as such prohibition exists), (C) voting Equity Interests or Indebtedness treated as equity for U.S. federal income tax purposes of first tier Foreign Subsidiaries that are CFCs and first tier CFC Holdcos in excess of 65% of the issued and outstanding voting Equity Interests or Indebtedness treated as equity for U.S. federal income tax purposes thereof and (D) Equity Interests in any Broker-Dealer Regulated Subsidiary, Unrestricted Subsidiary, Captive Insurance Subsidiary, not-for-profit Subsidiary, in each case of this clause (D) that are not Guarantors, (vii) any lease, license or agreement or any property subject to such lease, license or agreement, in each case, to the extent that a grant of a security interest therein (A) would violate or invalidate such lease, license or agreement or create a right of termination in favor of any other party thereto (other than a Loan Party after giving effect to the applicable anti-assignment provisions of the UCC) or (B) would require governmental, regulatory or third-party (other than a Loan Party) approval, consent or authorization pursuant to the terms thereof (in each case after giving effect to the applicable anti-assignment provisions of the UCC) (other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC notwithstanding such prohibition) not obtained (without any requirement to obtain such approval, consent or authorization) (in each case of clauses (A) and (B), (1) after giving effect to the applicable anti- assignment provisions of the UCC and (2) only to the extent that such limitation on such pledge or security interest is not otherwise prohibited pursuant to Section 7.09), (viii) letter of credit rights, except to the extent perfection of the security interest therein is accomplished by the filing of a UCC financing statement (it being understood that no actions shall be required to perfect a security interest in letter of credit rights, other than the filing of a UCC financing statement), (ix) any intent-to-use trademark application prior to the filing, and acceptance by the U.S. Patent and Trademark Office, of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable federal law, (x) assets where the burden or cost (including adverse tax or regulatory consequences) of obtaining a security interest therein or perfection thereof exceeds the practical benefit to the Lenders afforded thereby as reasonably determined by the Administrative Borrower in good faith in consultation with the Administrative Agent; (xi) segregated funds held in a fiduciary capacity for others (that are not Loan Parties), (xii) any property subject to a Lien permitted by Section 7.01(b), (u) (limited to Capitalized Leases, Attributable Indebtedness and purchase money security interest and other similar arrangements incurred pursuant thereto), (w) or (aa) (to the extent relating to a Lien originally incurred pursuant to Section 7.01(b), (u) or (w) subject to the limitations set forth in this clause (xii)), (xiii) any assets of any Foreign Subsidiary, CFC or CFC Holdco (including Equity Interests of any Subsidiary of such Subsidiary) and (xiv) the Cash Collateral Account (as such term is defined in the First Lien Credit Agreement as in effect on the Closing Date); provided, however, that Excluded Assets shall not include any Proceeds, substitutions or replacements of any Excluded Assets referred to in clause (i) through (xiv) (unless such Proceeds, substitutions or replacements would independently constitute Excluded Assets referred to in clauses (i) through (xiv)). Notwithstanding the foregoing, for so long as a Subsidiary is an Elective Guarantor, the assets or property purported to be pledged as Collateral, or in which a security interest if purported to be granted pursuant to any Collateral Document, by such Subsidiary shall be deemed not to be Excluded Assets so long as such Subsidiary is an Elective Guarantor. “Excluded Contribution” means the amount of cash capital contributions to the Parent Borrower or net proceeds from the sale or issuance of Qualified Equity Interests of the Parent Borrower (or issuances of debt securities that have been converted into or exchanged for Qualified Equity Interests) (other than Refunding Capital Stock, any Designated Preferred Stock, any Equity Interests issued pursuant to any management, shareholder, director or employee equity plan, any stock option plan or any other management or employee benefit plan or agreement of the Parent Borrower or any amount to the extent used in the Cure Amount) and designated by the Administrative Borrower to the Administrative Agent as an Excluded Contribution pursuant to a certificate of a Responsible Officer of the Administrative Borrower delivered to the Administrative Agent on or promptly after the date such capital contributions are made or such Equity Interests are sold or issued. “Excluded Subsidiary” means (a) any Subsidiary that is not a wholly-owned Subsidiary of a Borrower or a Guarantor, (b) any Subsidiary that is prohibited or restricted by applicable Law or by Contractual Obligations existing on the Closing Date (or, in the case of any newly acquired Subsidiary, in existence at the time of acquisition -34 but not entered into in anticipation of such acquisition and the Collateral and Guarantee Requirement) from guaranteeing the Obligations (including any requirement for governmental (including regulatory) or third-party (other than a Loan Party) consent, approval, license or authorization (to the extent such consent, approval, license or authorization was not obtained (it being understood and agreed that the Loan Parties shall be under no obligation to obtain such consent, approval, license or authorization))), (c) any Subsidiary where the burden or cost (including adverse tax or regulatory consequences to the Borrowers or any of their direct or indirect parent companies or Subsidiaries) of obtaining a Guarantee by such Subsidiary would outweigh the practical benefit to be obtained by the Lenders as reasonably determined by the Administrative Borrower in good faith in consultation with the Administrative Agent, (d) any Foreign Subsidiary, (e) any Domestic Subsidiary that is (i) a Subsidiary of a Foreign Subsidiary that is a CFC or (ii) a CFC Holdco, (f) any not-for-profit Subsidiaries, (g) any Unrestricted Subsidiaries, (h) [reserved], (i) any Captive Insurance Subsidiary, (j) any Broker-Dealer Regulated Subsidiary, (k) [reserved], (l) any Subsidiary of the Borrowers that is not a Material Domestic Subsidiary and (m) any Subsidiary acquired pursuant to a Permitted Acquisition or other permitted Investment that is prohibited from providing a guarantee pursuant to the terms of any permitted Indebtedness (and such prohibition was not entered into in anticipation of such acquisition); provided that no Borrower shall constitute an Excluded Subsidiary. Notwithstanding the foregoing, for so long as a Subsidiary is an Elective Guarantor, such Subsidiary shall be deemed not to be an Excluded Subsidiary. “Excluded Swap Obligation” means, with respect to any Guarantor, (a) any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (i) by virtue of such Guarantor’s failure to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder (determined after giving effect to any applicable keepwell, support, or other agreement for the benefit of such Guarantor), at the time the Guarantee of (or grant of such security interest by, as applicable) such Guarantor would otherwise have become effective with respect to such Swap Obligation but for such Guarantor’s failure to constitute an “eligible contract participant” as such time or (ii) in the case of a Swap Obligation that is subject to a clearing requirement pursuant to section 2(h) of the Commodity Exchange Act, because such Guarantor is a “financial entity,” as defined in section 2(h)(7)(C) of the Commodity Exchange Act, at the time the Guarantee of (or grant of such security interest by, as applicable) such Guarantor becomes or would become effective with respect to such Swap Obligation or (b) any other Swap Obligation designated as an “Excluded Swap Obligation” of such Guarantor as specified in any agreement between the relevant Loan Parties and hedge bank applicable to such Swap Obligations. If a Swap Obligation arises under a Master Agreement governing more than one Swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such Guarantee or security interest is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof). “Exempt Accounts” means deposit accounts, securities accounts or other similar accounts (i) for the funding of payroll obligations, employee benefit or health benefit obligations, worker’s compensation, tax obligations, escrow arrangements, a segregated account to be set up to hold Preferred Redemption Cash or holding funds owned by Persons other than the Loan Parties, (ii) that constitute or are linked to zero-balance accounts, (iii) that are accounts in jurisdictions other than the United States or any state or territory thereof, (iv) that are accounts held by any Non-Loan Party Subsidiary, (v) the Cash Collateral Account (as such term is defined in each of the First Lien Credit Agreement and the Second Lien Financing Documents, (vi) Governmental Receivables Accounts and (vii) that are accounts other than those described in clauses (i) through (vi) and are accounts held by Loan Parties with respect to which the average daily balance of the funds maintained on deposit therein for the three (3) month period ending on the date of determination does not exceed, individually, $5,000,000; provided that if on the last day of any fiscal quarter of the Parent Borrower the aggregate average daily balance of funds on deposit therein for the three (3) month period ending on the date of determination on deposit in all deposit accounts or securities accounts that are Exempt Accounts pursuant to this clause (vii) on such date exceeds $10,000,000, the Administrative Borrower shall select which of such accounts shall cease to be Exempt Accounts and take all steps necessary to comply with Sections 2.19 and 6.11 in respect thereof, in each case within thirty (30) days after the end of such fiscal quarter. -35

“Existing Letters of Credit” means the Letters of Credit issued prior to, and outstanding on, the Closing Date and set forth on Schedule 1.01F. “Extended Revolving Credit Commitments” has the meaning provided in Section 2.16(b). “Extended Revolving Credit Loans” means any loan made pursuant to any Extended Revolving Credit Commitments. “Extending Lender” has the meaning provided in Section 2.16(b). “Extension” has the meaning provided in Section 2.16(b). “Extension Amendment” has the meaning provided in Section 2.16(d). “Extension Offer” has the meaning provided in Section 2.16(b). “Facility” means a given Class of Revolving Credit Commitments. “fair market value” means, with respect to any asset or liability, the fair market value of such asset or liability as determined by the Administrative Borrower in good faith. “FATCA” means current Sections 1471 through 1474 of the Code (or any amended or successor version thereof that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant thereto, including any intergovernmental agreements and any rules or guidance implementing such intergovernmental agreements. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1.00%) charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent; provided, further, that if the Federal Funds Rate is less than zero, it shall be deemed to be zero for the purposes of this Agreement. “Financial Covenant” means the covenant set forth in Section 7.11. “Financial Covenant Event of Default” means the occurrence of an Event of Default under Section 8.01(b)(ii)(C) solely as a result of a breach of the Financial Covenant under Section 7.11 (in each case, subject to Section 8.04). “Financial Officer” means the chief financial officer, controller, treasurer, chief accounting officer or such other financial officer with equivalent duties, as appropriate, of the applicable Borrower or Borrowers. “First Lien Agent” means Bank of America, N.A., in its capacity as “Administrative Agent” under the First Lien Credit Agreement as of the Closing Date and shall include any successor agent under the First Lien Financing Documents. “First Lien Credit Agreement” means the “First Lien Credit Agreement” as defined in the ABL Intercreditor Agreement. “First Lien Financing Documents” means the “First Lien Financing Documents” as defined in the ABL Intercreditor Agreement. -36

“First Lien Loans” means the “Loans” (or comparable term), as defined in the First Lien Credit Agreement. “First Lien Obligations” means the “First Lien Obligations” as defined in the ABL Intercreditor Agreement. “First Lien Secured Parties” means the “First Lien Claimholders” as defined in the ABL Intercreditor Agreement. “First Priority Priming Lien” means (i) any Lien permitted hereunder on such Collateral which as a matter of law has priority over the respective Liens on such Collateral created in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the relevant Collateral Document and (ii) without limitation of clause (i), any Lien on Collateral located on premises subject to a lease or held in a warehouse and in which the landlord or warehouseman thereunder has a first priority perfected security interest in such Collateral. “Foreign Subsidiary” means any direct or indirect Restricted Subsidiary of the Parent Borrower that is not a Domestic Subsidiary. “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to an Issuing Bank, such Defaulting Lender’s Pro Rata Share or other applicable share provided under this Agreement of the outstanding LC Obligations other than LC Obligations, as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Pro Rata Share or other applicable share provided under this Agreement of Swing Line Loans other than Swing Line Loans, as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof. “Fund” means any Person (other than a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person)) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time; provided, however, that if the Administrative Borrower notifies the Administrative Agent that the Administrative Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof (including through conforming changes made consistent with IFRS) on the operation of such provision (or if the Administrative Agent notifies the Administrative Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof (including through conforming changes made consistent with IFRS), then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. “Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supranational bodies such as the European Union or European Central Bank). “Governmental Entity” means the United States of America, any state thereof, any political subdivision of any state thereof and any agency or instrumentality of the United States of America or any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government. Payments from Governmental Entities will be deemed to include payments governed under the Social Security Act, including payments under Medicare, Medicaid and TRICARE/CHAMPUS, and payments administered or regulated by CMS; provided that for purposes of the definition of “Third Party Payor”, -37

Governmental Entities with respect to Medicaid Accounts and Medicare Accounts shall be treated as separate entities in the manner identified in the Borrowing Base Certificate. “Governmental Entity Account” means any Account payable pursuant to an agreement entered into between a Governmental Entity and a Loan Party. “Government Receivables Account” has the meaning specified in Section 2.19. “Guarantee” means, as to any Person, without duplication, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness of the payment or performance of such Indebtedness, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness of any other Person, whether or not such Indebtedness is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition, Permitted Acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guaranteed Obligations” has the meaning specified in Section 11.01. “Guarantor Joinder Agreement” means a joinder agreement substantially in the form of the Guarantor Joinder Agreement attached as Exhibit H-1 hereto or in such other form agreed by the Administrative Agent and the Administrative Borrower. “Guarantors” means (i) in the case of the Secured Obligations of the Parent Borrower, each Subsidiary Borrower and each Restricted Subsidiary of the Parent Borrower that is a Material Domestic Subsidiary (other than a Subsidiary Borrower or an Excluded Subsidiary unless such Excluded Subsidiary is then an Elective Guarantor) (including those listed on Schedule I hereto) and any Material Domestic Subsidiary that shall have become a Guarantor pursuant to Section 6.11 and (ii) in the case of the Secured Obligations of any other Loan Party, the Parent Borrower, each other Subsidiary Borrower and each Restricted Subsidiary of the Parent Borrower that is a Material Domestic Subsidiary (other than a Subsidiary Borrower or an Excluded Subsidiary unless such Excluded Subsidiary is then an Elective Guarantor) (including those listed on Schedule I hereto) and any Material Domestic Subsidiary that shall have become a Guarantor pursuant to Section 6.11. The Parent Borrower in its sole discretion may designate any wholly-owned Restricted Subsidiary that is not required to be a Guarantor (such a Restricted Subsidiary, an “Elective Guarantor”) to Guarantee the Secured Obligations by causing such Restricted Subsidiary to execute this Agreement on the Closing Date or a Guarantor Joinder Agreement, and any such Restricted Subsidiary shall be a Guarantor and Loan Party for all purposes; provided, further, that the Administrative Agent may prohibit a Foreign Subsidiary from becoming an Elective Guarantor if it determines, in its reasonable credit judgment but after consultation with the Administrative Borrower, that such Foreign Subsidiary would not provide customary credit support for the Secured Obligations, which determination may be based upon (A) the amount and enforceability of the Guaranty that would be provided by the proposed Elective Guarantor, (B) the enforceability of any security interest that may be granted with respect to any Collateral located in the relevant jurisdiction and/or (C) such proposed Elective Guarantor is organized in a country that is not a member of the Organization for Economic Cooperation and Development or that is the target of any U.S. sanctions program administered by OFAC. -38

“Guaranty” means, collectively, the guaranty of the Secured Obligations by the Guarantors pursuant to this Agreement. “Hazardous Materials” means all materials, pollutants, contaminants, chemicals, compounds, constituents, substances or wastes, in any form, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, or toxic mold that are regulated pursuant to, or which could give rise to liability under, applicable Environmental Law based on their dangerous or deleterious properties. “Historical Average Utilization” means for the purposes of the definition of Commitment Fee Rate, in the case of each Start Date, an amount equal to (x) the sum of each day’s utilization of the Total Revolving Credit Commitments, as determined by the amount of the Total Revolving Credit Exposure (which, for this purpose, will not include Swing Line Exposure) at such time, during the most recently ended fiscal quarter for which a Quarterly Pricing Certificate has been delivered divided by (y) the number of days in such fiscal quarter, expressed as a percentage of the Total Revolving Credit Commitments. “Historical Excess Availability” means for the purposes of the definition of Applicable Rate, in the case of each Start Date, an amount equal to (x) the sum of each day’s Excess Availability during the most recently ended fiscal quarter for which a Quarterly Pricing Certificate has been delivered divided by (y) the number of days in such fiscal quarter. “IFRS” means international accounting standards as promulgated by the International Accounting Standards Board. “Immediate Family Members” means with respect to any individual, such individual’s child, stepchild, grandchild or more remote descendant, parent, stepparent, grandparent, spouse, former spouse, qualified domestic partner, sibling, mother-in-law, father-in-law, son-in-law and daughter-in-law (including adoptive relationships) and any trust, partnership or other bona fide estate-planning vehicle the only beneficiaries of which are any of the foregoing individuals or any private foundation or fund that is controlled by any of the foregoing individuals or any donor-advised fund of which any such individual is the donor. “Impacted Loans” has the meaning specified in Section 3.03. “Imported Goods Agreement” means an imported goods agreement, in form and substance acceptable to the Administrative Agent, duly executed by an Eligible Customs Broker. “Incremental Amendment” has the meaning specified in Section 2.14(c). “Incremental Equivalent Debt” means Indebtedness permitted to be incurred by the Parent Borrower or any of its Subsidiaries pursuant to and subject to the limitations of Section 2.14(g) of the First Lien Credit Agreement (as in effect on the date hereof and regardless of whether then in effect). “Incremental Facility” has the meaning specified in Section 2.14(a). “Incremental Facility Closing Date” has the meaning specified in Section 2.14(c). “Incremental Lenders” has the meaning specified in Section 2.14(c). “Incremental Revolving Credit Commitments” has the meaning specified in Section 2.14(a). “Incremental Revolving Credit Loans” means any loan made pursuant to any Incremental Revolving Credit Commitments. “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following: -39

(a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) the maximum amount (after giving effect to any prior drawings or reductions which may have been reimbursed) of all outstanding letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person; (c) net obligations of such Person under any Swap Contract; (d) all obligations of such Person to pay the deferred purchase price of property (other than (i) trade accounts and accrued expenses payable in the ordinary course of business, (ii) any earn-out obligations, including deferred or other contingent purchase price obligations (including deferred performance incentives, whether or not a service component is required from the transferor or its related party), until such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP and is not paid after becoming due and payable and (iii) accruals for payroll and other liabilities accrued in the ordinary course of business); (e) all Attributable Indebtedness; (f) all obligations of such Person in respect of Disqualified Equity Interests, if and to the extent that the foregoing would constitute indebtedness or a liability in accordance with GAAP; (g) indebtedness (excluding prepaid interest thereon) of the types described in clauses (a) through (f) above secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and (h) to the extent not otherwise included above, all Guarantees of such Person in respect of Indebtedness described in clauses (a) through (g) in respect of any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall (A) include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner, except to the extent such Person’s liability for such Indebtedness is otherwise limited and only to the extent such Indebtedness would be included in the calculation of Consolidated Total Net Debt, (B) in the case of the Parent Borrower and the Restricted Subsidiaries, exclude all intercompany Indebtedness in the ordinary course of business having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and (C) exclude (i) deferred compensation payable to officers, directors or employees of such Person or any of its Subsidiaries, (ii) deferred rent, deferred revenue and deferred taxes, in each case, in the ordinary course of business, (iii) payments and distributions to dissenting stockholders of such Person pursuant to applicable law, (iv) any obligation to pay the redemption price for the Company’s Preferred Stock with Preferred Redemption Cash, (v) any obligations attributable to the exercise of appraisal rights and the settlement of any claims or actions (whether actual, contingent or potential) with respect thereto, (vi) trade liabilities and accounts and accrued expenses payable in the ordinary course of business, (vii) any purchase price adjustment or earn-out obligation until such obligation is not paid after becoming due and payable and (viii) accruals for payroll, obligations under employment arrangements and other liabilities accrued in the ordinary course of business. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of Indebtedness of any Person for purposes of clause (g) that is expressly made non-recourse or limited recourse (limited solely to the assets securing such Indebtedness) to such Person shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the fair market value of the property encumbered thereby as determined by such Person in good faith. “Indemnified Taxes” means, with respect to any Agent or any Lender, all Taxes imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document, other -40 than (i) any Taxes imposed on or measured by its net income, however denominated, and franchise (and similar) Taxes imposed on it, imposed by a jurisdiction as a result of such recipient being organized in or having its principal office or applicable lending office in such jurisdiction, or as a result of any connection between such Lender or Agent and such jurisdiction other than any connections arising from executing, delivering, being a party to, engaging in any transactions pursuant to, performing its obligations under, receiving payments under, or enforcing, any Loan Document, (ii) any Taxes (other than Taxes described in clause (i) above) imposed by a jurisdiction as a result of such recipient being organized in or having its principal office or applicable lending office in such jurisdiction, or as a result of any connection between such Lender or Agent and such jurisdiction other than any connections arising from executing, delivering, being a party to, engaging in any transactions pursuant to, performing its obligations under, receiving payments under, or enforcing, any Loan Document, (iii) any Taxes attributable to the failure by or inability of such Agent or Lender to deliver the documentation required to be delivered pursuant to Section 3.01(d), (iv) any branch profits Taxes imposed by the United States under Section 884(a) of the Code, or any similar Tax, imposed by any other jurisdiction in which such Lender or Agent is located, (v) in the case of a Lender (other than an assignee pursuant to a request by a Borrower under Section 3.07), any U.S. federal withholding Tax that is in effect and would apply to amounts payable with respect to an applicable interest in a Loan or Commitment under a law in effect at the time the Lender acquires such interest in the applicable Commitment or, to the extent a Lender acquires an interest in a Loan not funded pursuant to a prior Commitment, acquires such interest in such Loan, or designates a new Lending Office, except to the extent such Lender (or its assignor, if any) was entitled, immediately prior to the time of designation of a new Lending Office (or assignment or applicable acquisition), to receive additional amounts from the Borrowers or Guarantors with respect to such Tax pursuant to Section 3.01 and (vi) any Taxes imposed under FATCA. “Indemnitees” has the meaning specified in Section 10.05. “Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing that is, in the good faith judgment of the Administrative Borrower, qualified to perform the task for which it has been engaged and that is independent of the Borrowers and their Affiliates. “Information” has the meaning specified in Section 10.08. “Initial Revolving Borrowing” means one or more borrowings of Revolving Credit Loans on the Closing Date in an amount not to exceed the aggregate amounts specified or referred to in, and solely for the purposes set forth in, the definition of the term “Permitted Initial Revolving Credit Borrowing Purposes”; provided that, without limitation, Letters of Credit may be issued on the Closing Date to backstop or replace letters of credit, guarantees and performance or similar bonds outstanding on the Closing Date (including deemed issuances of Letters of Credit under this Agreement resulting from an existing issuer of letters of credit outstanding on the Closing Date agreeing to become an Issuing Bank under this Agreement). “Initial Revolving Credit Commitment” means, as to each Revolving Credit Lender, its Revolving Credit Commitment as of the Closing Date. The amount of each Revolving Credit Lender’s Initial Revolving Credit Commitment is set forth in Schedule 1.01A hereto under the caption “Initial Revolving Credit Commitment” or in the Assignment and Assumption, in each case, as may be amended pursuant to any Incremental Amendment (including, without limitation, Amendment No. 1) or Extension Amendment pursuant to which such Lender shall have assumed, increased or decreased its Revolving Credit Commitment, as the case may be. “Insurer” means any person (other than a Governmental Entity) which in the ordinary course of its business or activities agrees to pay for healthcare goods and services received by individuals, including commercial insurance companies, nonprofit insurance companies (such as the Blue Cross, Blue Shield entities), employers or unions which selfinsure for employee or member health insurance, prepaid health care organizations, preferred provider organizations, health maintenance organizations or any other similar person. “Insurer” includes insurance companies issuing health, personal injury, workers’ compensation or other types of insurance but does not include any individual guarantor. “Intellectual Property Security Agreement” has the meaning specified in the Security Agreement. -41

“Intercompany Note” means a promissory note substantially in the form of Exhibit G or such other form as agreed by the Administrative Agent. “Intercreditor Agreements” means the ABL Intercreditor Agreement and, to the extent permitted under this Agreement, any other lien subordination and intercreditor arrangement reasonably satisfactory to the Administrative Borrower and the Administrative Agent, collectively, in each case to the extent then in effect. “Interest Payment Date” means, (a) as to any Eurocurrency Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; provided that if any Interest Period for a Eurocurrency Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates and (b) as to any Base Rate Loan (including a Swing Line Loan), the first calendar day of each April, July, October and January and the Maturity Date of the Facility under which such Loan was made. “Interest Period” means, as to each Eurocurrency Rate Loan, the period commencing on the date such Eurocurrency Rate Loan is disbursed or converted to or continued as a Eurocurrency Rate Loan and ending on the date one, two, three or six months thereafter or, to the extent agreed by each Lender of such Eurocurrency Rate Loan, twelve months or less than one month thereafter, as selected by the Administrative Borrower in its Committed Loan Notice; provided that: (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day; (ii) any Interest Period (other than an Interest Period having a duration of less than one month) that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (iii) no Interest Period shall extend beyond the applicable Maturity Date. “Inventory” means “inventory” as such term is defined in Article 9 of the UCC. “Investment” means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the form of loans (including guarantees), advances or capital contributions (excluding accounts receivable, credit card and debit card receivables, trade credit, advances to customers, commission, travel and similar advances to any future, present or former employees, directors, officers, independent contractors, members of management, manufacturers and consultants, in each case made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities issued by any other Person and the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business, book of business or division of such Person (excluding, in the case of the Parent Borrower and the Restricted Subsidiaries, intercompany advances or indebtedness in the ordinary course of business having a term not exceeding 364 days (inclusive of any roll over or extensions of terms)). For purposes of the definitions of “Unrestricted Subsidiary” and “Permitted Investments” and the covenants described under Sections 6.14 and 7.06: (1) “Investments” shall include the portion (proportionate to the Parent Borrower’s Equity Interest in such Subsidiary) of the fair market value of the net assets of a Subsidiary at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Parent Borrower shall be deemed to continue to have a permanent “Investment” in an Unrestricted Subsidiary in an amount (if positive) equal to: (a) the Parent Borrower’s “Investment” in such Subsidiary at the time of such redesignation; less -42

(b) the portion (proportionate to the Parent Borrower’s Equity Interest in such Subsidiary) of the fair market value of the net assets of such Subsidiary at the time of such redesignation; and (2) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer. For purposes of covenant compliance, the amount of any Investment at any time shall be the amount actually invested (measured at the time made), without adjustment for subsequent increases or decreases in the value of such Investment, less any Returns in respect of such Investment. “Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating by any other nationally recognized statistical rating agency selected by the Administrative Borrower). “Investment Grade Securities” means: (a) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (other than Cash Equivalents); (b) debt securities or debt instruments with an Investment Grade Rating, but excluding any debt securities or debt instruments constituting loans or advances among the Borrowers and the Subsidiaries and their respective equity holders; (c) investments in any fund that invests exclusively in investments of the type described in clauses (a) and (b) which fund may also hold immaterial amounts of cash pending investment or distribution; and (d) corresponding instruments in countries other than the United States customarily utilized for high quality investments. “IP Rights” has the meaning specified in Section 5.15. “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance). “Issuing Bank” means as the context may require, (i) Bank of America, N.A. and/or (ii) any other Lender reasonably acceptable to the Administrative Agent and the Administrative Borrower, which has agreed to act as Issuing Bank hereunder. An Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates or branches of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate or branch with respect to Letters of Credit issued by such Affiliate or branch and for all purposes of the Loan Documents. References herein and in the other Loan Documents to Issuing Banks shall be deemed to refer to the Issuing Bank in respect of the applicable Letter of Credit or to all Issuing Banks, as the context requires. “Junior Financing” means any Indebtedness (other than First Lien Obligations) that constitutes (i) any Subordinated Indebtedness having an aggregate amount outstanding in excess of the Threshold Amount, (ii) any junior lien Indebtedness (including the Second Lien Notes) with respect to ABL Priority Collateral, having an aggregate amount outstanding in excess of the Threshold Amount, and (iii) unsecured Indebtedness incurred pursuant to Section 7.03(m)(i), Section 7.03(v) or Section 7.03(s). -43

“Junior Financing Documentation” means any documentation governing any Junior Financing (other than any lien subordination and intercreditor arrangement with respect to such Junior Financing to which the Administrative Agent is a party). “Latest Maturity Date” means, at any date of determination and with respect to the specified Loans or Commitments (or in the absence of any such specification, all outstanding Loans and Commitments hereunder), the latest Maturity Date applicable to any such Loans or Commitments hereunder at such time, including the latest maturity date of any Extended Revolving Credit Commitment or any Incremental Revolving Credit Commitments (including the 2020 Incremental Revolving Credit Commitments), in each case as extended in accordance with this Agreement from time to time. “Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority. “LC Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the relevant Issuing Bank. “LC Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made (or, in accordance with Section 2.03(e), the following day) or refinanced as a Revolving Credit Borrowing. “LC Credit Extension” means with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof (other than pursuant to the terms of an Auto Renewal Letter of Credit), or the increase of the amount thereof. “LC Disbursement” means a payment made by any Issuing Bank pursuant to a Letter of Credit. “LC Documents” means with respect to any Letter of Credit, the LC Application, and any other document, agreement and instrument entered into by the applicable Issuing Bank and the Parent Borrower (or any Subsidiary) or in favor of such Issuing Bank and relating to such Letter of Credit. “LC Exposure” means at any time, the sum of (i) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (ii) the aggregate amount of all LC Disbursements in respect of Letters of Credit that have not yet been reimbursed by or on behalf of the applicable Borrower at such time. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.10. For all purposes of this Agreement, if as of any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “LC Obligations” means as of any date of determination, the LC Exposure. “LC Sublimit” means an amount equal to the lesser of (a) the Line Cap and (b) $30,000,000, as such amount may be increased from time to time in accordance with Section 2.14. The LC Sublimit is part of, and not in addition to, the Revolving Credit Commitments. “LCT Consummation Date” has the meaning specified in Section 1.08(g). “LCT Election” has the meaning specified in Section 1.08(g). “LCT Test Date” has the meaning specified in Section 1.08(g). -44

“Lender” has the meaning specified in the introductory paragraph to this Agreement and, as the context requires, includes an Issuing Bank and the Swing Line Lender, the 2020 Incremental Lenders and any Incremental Lenders and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a “Lender.” “Lending Office” means, as to any Lender, such office or offices as a Lender may from time to time notify the Administrative Borrower and the Administrative Agent. “Letter of Credit” means any letter of credit issued hereunder (including the Existing Letters of Credit). A Letter of Credit may be a commercial letter of credit or a standby letter of credit; provided, however, that any commercial letter of credit issued hereunder shall provide solely for cash payment upon presentation of a sight draft. “LIBOR Successor Rate” has the meaning specified in Section 3.03. “LIBOR Screen Rate” means the LIBOR quote on the applicable screen page the Administrative Agent designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time). “LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Administrative Agent and the Administrative Borrower, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines with the consent of the Administrative Borrower (such consent not to be unreasonably withheld, delayed or conditioned)). “Lien” means any mortgage, deed of trust, pledge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to Real Property, and any Capitalized Lease having substantially the same economic effect as any of the foregoing); provided that in no event shall an operating lease in and of itself be deemed a Lien. “Limited Condition Transaction” means any (1) acquisition whose consummation is not conditioned on the availability of, or on obtaining, third party financing, (2) repurchase, repayment or prepayment of Indebtedness that requires the delivery of an irrevocable notice (provided that such notice may be conditioned on the occurrence of another transaction) or (3) Restricted Payment (but in the case of this clause (3), solely to the extent such Restricted Payment is consummated in connection with a transaction separately subject to clause (1) or (2) above). “Line Cap” means at any time, the lesser of (i) 100% (or, during an Agent Advance Period, 110%) of the Borrowing Base at such time and (ii) the Total Revolving Credit Commitments in effect at such time. “Loan” means an extension of credit under Article II by a Lender to the Borrowers in the form of a Revolving Credit Loan or a Swing Line Loan, including any Agent Advance. “Loan Documents” means, collectively, (i) this Agreement, (ii) the Notes, (iii) the Collateral Documents, (iv) any Incremental Amendment or Extension Amendment, (v) each LC Application, (vi) each Intercreditor Agreement, (vii) Amendment No. 1 and any other document or instrument designated by the Administrative Borrower and the Administrative Agent as a “Loan Document” and (viii) any amendment or joinder to this Agreement. “Loan Parties” means, collectively, the Borrowers and each Guarantor. -45

“London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market. “Management Stockholders” means any present or former members of management of the Parent Borrower or any Restricted Subsidiary who are investors in the Parent Borrower or any direct or indirect parent thereof, including, for the avoidance of doubt any future members of management of the Parent Borrower or any Restricted Subsidiary who are investors in the Parent Borrower or any direct or indirect parent thereof, including, for the avoidance of doubt any future member of management who is elected, appointed or hired when the Permitted Holders (excluding such future Person) have the right or the ability by voting power, contract or otherwise to elect or designate for election at least a majority of the Board of Directors of the Parent Borrower. “Mandatory Borrowing” has the meaning assigned in Section 2.01(e). “Margin Stock” shall have the meaning assigned to such term in Regulation U of the Board of Governors of the United States Federal Reserve System, or any successor thereto. “Market Capitalization” means an amount equal to (i) the total number of issued and outstanding shares of common Equity Interests of the Parent Borrower on the date of the declaration of a Restricted Payment permitted pursuant to Section 7.06(i) multiplied by (ii) the arithmetic mean of the closing prices per share of such common Equity Interests on the principal securities exchange on which such common Equity Interests are traded for the 30 consecutive trading days immediately preceding the date of declaration of such Restricted Payment. “Master Agreement” has the meaning specified in the definition of “Swap Contract.” “Material Adverse Effect” means (I) on the Closing Date, for the representations with respect to the Company and its subsidiaries, a Beta Material Adverse Effect and (II) on the Closing Date (other than as described in clause (I)) and after the Closing Date (a) a material and adverse effect on the business, financial condition or results of operations of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, (b) a material and adverse effect on the rights or remedies, taken as a whole, of the Administrative Agent or any Lender under the Loan Documents or (c) a material and adverse effect on the ability of the Loan Parties, taken as a whole, to perform their material payment obligations under the Loan Documents. “Material Domestic Subsidiary” means, at any date of determination, each of the Domestic Subsidiaries of the Parent Borrower (a) whose total assets (when consolidated with the total assets of each of its Restricted Subsidiaries) at the last day of the most recent Test Period were equal to or greater than 3.75% of Total Assets at such date or (b) whose gross revenues (when consolidated with the gross revenues of each of its Restricted Subsidiaries) for such Test Period were equal to or greater than 3.75% of the consolidated gross revenues of the Parent Borrower and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP; provided that if, at any time and from time to time after the Closing Date, for the purposes of Section 6.11, Domestic Subsidiaries not meeting the thresholds set forth in clauses (a) or (b) that are not Guarantors or previously designated as a Material Domestic Subsidiary pursuant to clause (i) below comprise in the aggregate more than 7.50% of Total Assets as of the end of the most recently ended fiscal quarter of the Parent Borrower for which financial statements have been delivered pursuant to Section 6.01 or more than 7.50% of the consolidated gross revenues of the Parent Borrower and the Restricted Subsidiaries for such Test Period, then the Parent Borrower shall, not later than forty- five (45) days after the date by which financial statements for such quarter are required to be delivered pursuant to this Agreement (or such longer period as the Administrative Agent may agree in its reasonable discretion), (i) designate in writing to the Administrative Agent one or more of such Domestic Subsidiaries as “Material Domestic Subsidiaries” to the extent required such that the foregoing condition ceases to be true and (ii) comply with the provisions of Section 6.11 applicable to such Subsidiary. “Material Foreign Subsidiary” means, at any date of determination, each of the Foreign Subsidiaries of the Parent Borrower (a) whose total assets (when consolidated with the total assets of each of its Restricted Subsidiaries) at the last day of the most recent Test Period were equal to or greater than 3.75% of Total Assets at such date or (b) whose gross revenues (when consolidated with the gross revenues of each of its Restricted Subsidiaries) for such Test Period were equal to or greater than 3.75% of the consolidated gross revenues of the -46

Parent Borrower and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP; provided for the purposes of the provisions of the definition of “Collateral and Guarantee Requirement” that if, at any time and from time to time after the Closing Date, Foreign Subsidiaries not meeting the thresholds set forth in clauses (a) or (b) and not otherwise previously designated as a Material Foreign Subsidiary pursuant to clause (i) below comprise in the aggregate more than 7.50% of Total Assets as of the end of the most recently ended fiscal quarter of the Parent Borrower for which financial statements have been delivered pursuant to Section 6.01 or more than 7.50% of the consolidated gross revenues of the Parent Borrower and the Restricted Subsidiaries for such Test Period, then the Parent Borrower shall, not later than forty-five (45) days after the date by which financial statements for such quarter are required to be delivered pursuant to this Agreement (or such longer period as the Administrative Agent may agree in its reasonable discretion), designate in writing to the Administrative Agent one or more of such Foreign Subsidiaries as “Material Foreign Subsidiaries” to the extent required such that the foregoing condition ceases to be true. “Material IP” means intellectual property owned by the Loan Parties that, if disposed, would reasonably be expected to result in a Material Adverse Effect. “Material Non-Public Information” means information which is (a) not publicly available (or could not be derived from publicly available information) and (b) material (as reasonably determined by the Administrative Borrower) with respect to the Parent Borrower and its Subsidiaries or their respective securities for purposes of United States federal and state securities laws. “Material Subsidiary” means any Material Domestic Subsidiary or any Material Foreign Subsidiary. For the avoidance of doubt, no formal designation of a Material Subsidiary (other than for purposes of Section 6.11 and complying with the provisions of the definition of “Collateral and Guarantee Requirement” in each case, as set forth in the definitions of Material Domestic Subsidiary and Material Foreign Subsidiary) shall be required. “Maturity Date” means (i) with respect to the Initial Revolving Credit Commitments (including the 2020 Incremental Revolving Credit Commitments), the fifth anniversary of the Closing Date, (ii) with respect to any Class of Extended Revolving Credit Commitments, the final maturity date as specified in the applicable Extension Amendment, and (iii) with respect to any Incremental Revolving Credit Loans or Incremental Revolving Credit Commitments, the final maturity date as specified in the applicable Incremental Amendment; provided that, in each case, if such day is not a Business Day, the Maturity Date shall be the Business Day immediately succeeding such day. “Maximum Rate” has the meaning specified in Section 10.10. “Medicaid” means, collectively, the health care assistance program for low income individuals administered by the states pursuant to the terms of Title XIX of the Social Security Act (42 U.S.C. §§1396 et seq.) and any statutes succeeding thereto, and all laws, rules, regulations, manuals, orders, guidelines or requirements (whether or not having the force of law) pertaining to such program, in each case as the same may be amended, supplemented or otherwise modified from time to time. “Medicaid Account” means an Account payable pursuant to an agreement entered into between any Governmental Entity or other entity administering Medicaid in such state and a Loan Party under which such Loan Party agrees to provide services for Medicaid patients. “Medicare” means the program of health benefits for the aged and disabled administered by CMS pursuant to the terms of Title XVIII of the Social Security Act, codified at 42 U.S.C. 1395 et seq and any statutes succeeding thereto, and all laws, rules, regulations, manuals, orders or guidelines (whether or not having the force of law) pertaining to such program, in each case as the same may be amended, supplemented or otherwise modified from time to time. -47

“Medicare Account” means an Account payable pursuant to an agreement entered into between any Governmental Entity or other entity administering Medicare in any state and a Loan Party under which such Loan Party agrees to provide services for Medicare patients. “Merger” has the meaning set forth in the preliminary statements to this Agreement. “Merger Agreement” has the meaning set forth in the preliminary statements to this Agreement. “Merger Sub 1” has the meaning set forth in the preliminary statements to this Agreement. “Merger Sub 2” has the meaning set forth in the preliminary statements to this Agreement. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA and subject to Title IV of ERISA, to which a Loan Party or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding six plan years, has made or been obligated to make contributions. “Net Income” means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of Preferred Stock dividends. “NLC Facility” means the dedicated warehouse facility called the “National Logistics Center” and located at 11403 Bluegrass Parkway, Suite 400, Louisville, KY, 40299. “NLC Inventory” means Inventory of the Omega Entities and the Beta Entities maintained and stored at the NLC Facility; provided, that the NLC Inventory shall not include any Inventory held at the pharmacy store located at the same address as the NLC Facility. “NOLV” or “Net Orderly Liquidation Value” means the orderly liquidation value (net of all liquidation expenses, costs of sale, commissions, operating expenses and retrieval and related costs) of Inventory, as determined pursuant to the most recent third-party appraisal of such Inventory delivered to the Administrative Agent pursuant to Section 6.02(g) by an appraiser reasonably satisfactory to the Administrative Agent, and in each case expressed as a percentage of the net book value of such Inventory determined in accordance with GAAP. The Net Orderly Liquidation Value for each such category of Inventory will be increased or reduced promptly upon receipt by the Administrative Agent of each updated appraisal. “Non-Consenting Lender” has the meaning specified in Section 3.07. “Non-Defaulting Lender” means, at any time, a Lender that is not a Defaulting Lender. “Non-Loan Party” means any Restricted Subsidiary that is not a Loan Party. “Note” means a Revolving Credit Note or a Swing Line Note, as the context may require. “Notice of Intent to Cure” has the meaning specified in Section 8.04(a). “Noticed Hedge” means a Secured Hedge Agreement in respect of which a notice has been delivered to the Administrative Agent by the applicable Qualified Counterparty and the Administrative Borrower that confirms that such Secured Hedge Agreement shall be deemed a “Noticed Hedge” hereunder for all purposes, including the application of Reserves and Section 8.03, so long as the establishment of a Bank Product Reserve with respect to such Noticed Hedge would not result in the Borrowing Base being less than the Total Revolving Credit Exposure; provided that, if the amount of Secured Hedge Obligations arising under such Secured Hedge Agreement is increased in accordance with the definition of “Secured Hedge Obligation,” then such Secured Hedge Obligations shall only constitute a Noticed Hedge to the extent that a Bank Product Reserve can be established with respect to -48 such Secured Hedge Agreement without causing the Borrowing Base to be less than the Total Revolving Credit Exposure. “NVOCC” means a non-vessel operating common carrier. “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party and its Restricted Subsidiaries arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, fees and other amounts that accrue after the commencement by or against any Loan Party or Restricted Subsidiary of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, fees and other amounts are allowed claims in such proceeding; provided that (i) the Obligations shall exclude all Excluded Swap Obligations and (ii) in no event shall “Obligations” include any obligations of any Loan Party arising under any Secured Hedge Agreement or any Secured Cash Management Agreement. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents (and their Restricted Subsidiaries to the extent they have obligations under the Loan Documents) include the obligation (including guarantee obligations) to pay principal, interest, Letter of Credit fees, reimbursement obligations, charges, expenses, fees, Attorney Costs, indemnities and other amounts payable by any Loan Party under any Loan Document (including any reimbursement obligations in respect of any of the foregoing that the Administrative Agent has paid or advanced on behalf of such Loan Party pursuant to the terms of the Loan Documents). “OFAC” has the meaning specified in Section 5.18(c). “OID” means original issue discount. “Omega” has the meaning set forth in the preliminary statements to this Agreement. “Omega III” has the meaning set forth in the preliminary statements to this Agreement. “Omega Annual Financial Statements” means the audited consolidated statements of operations, shareholders’ equity and cash flows of Omega III for the fiscal years ended December 31, 2016, December 31, 2017, and December 31, 2018, and the related audited consolidated balance sheets as of the end of such fiscal years. “Omega Entities” means Omega and its Subsidiaries that are Subsidiaries of Omega prior to giving effect to the Transactions. “Omega Parent” has the meaning set forth in the preliminary statements to this Agreement. “Omega Quarterly Financial Statements” means the unaudited consolidated statement of operations of Omega III for the fiscal quarters ending March 31, 2018, June 30, 2018, September 30, 2018, and March 31, 2019 and the related unaudited consolidated balance sheet as of the end of such fiscal quarters. “Omega Subsidiaries” means the Subsidiaries that are Subsidiaries of Omega prior to giving effect to the Transactions. “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. -49

“Other Taxes” has the meaning specified in Section 3.01(b). “Outstanding Amount” means (a) with respect to the Revolving Credit Loans and Swing Line Loans on any date, the outstanding principal Dollar Amount thereof after giving effect to any borrowings and prepayments or repayments of Revolving Credit Loans and Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any LC Obligations on any date, the outstanding Dollar Amount thereof on such date after giving effect to any related LC Credit Extension occurring on such date and any other changes thereto as of such date, including as a result of any reductions in the maximum amount available for drawing under related Letters of Credit taking effect on such date. “Over the Wall Person” means any directors, officers or senior employees of any Agent or Agent-Related Person or any of their Affiliates who are required, in accordance with industry regulations, or the applicable Agent or such Affiliate’s internal policies and procedures to act in a supervisory or managerial capacity and the applicable Agent’s and such Affiliates’ internal legal, compliance, risk management, conflicts clearance and other support personnel and credit and investment committee members. “Overnight Rate” means, for any day (a) with respect to any amount denominated in Dollars, the greater of the Federal Funds Rate and an overnight rate determined by the Administrative Agent, an Issuing Bank, or the Swing Line Lender, as applicable, in accordance with banking industry rules on interbank compensation (b) with respect to any amount denominated in any Available Currency other than Dollars, the rate of interest per annum at which overnight deposits in such Available Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of the Administrative Agent or the Issuing Bank, as applicable, in the applicable offshore interbank market for such Available Currency to major banks in such interbank market. “Parent Borrower” has the meaning specified in the introductory paragraph to this Agreement. “Participant” has the meaning specified in Section 10.07(e). “Participant Register” has the meaning specified in Section 10.07(e). “Payment Conditions” means that each of the following conditions are satisfied: (a) there is no Specified ABL Default existing immediately before or immediately after the action or proposed action, (b)(i)(A) pro forma Specified Availability and (B) pro forma 20-Day Specified Availability, in each case, is equal to or greater than (ii) the greater of (A) in the case of Restricted Payments pursuant to Section 7.06(a), (x) 15.0% of the Line Cap (without giving effect to any increase thereof during an Agent Advance Period) and (y) $15,000,000 or (B) in the case of Permitted Investments pursuant to clause (3) or (32) thereof, the incurrence of Indebtedness pursuant to Section 7.03(v) or the making of a designation pursuant to Section 6.14, (x) 12.5% of the Line Cap (without giving effect to any increase thereof during an Agent Advance Period) and (y) $12,500,000, (c) the Consolidated Fixed Charge Coverage Ratio determined on a Pro Forma Basis with respect to the most recently ended Test Period is greater than 1.00:1.00; provided, however, that the condition set forth in the immediately preceding clause (c) shall not apply if, pro forma for any of the actions described in clauses (b)(ii)(A) and (b)(ii)(B) above, the Parent Borrower has (X)(1) pro forma Specified Availability and (2) pro forma 20-Day Specified Availability, in each case, that is equal to or greater than (I) the greater of (x) in the case of Restricted Payments pursuant to Section 7.06(a), (a) $20,000,000 and (b) 20% of the Line Cap (without giving effect to any increase thereof during an Agent Advance Period) or (y) in the case of Permitted Investments pursuant to clause (3) or (32) thereof, the incurrence of Indebtedness pursuant to Section 7.03(v) or the making of a designation pursuant to Section 6.14, (a) $17,500,000 and (b) 17.5% of the Line Cap (without giving effect to any increase thereof during an Agent Advance Period) and (d) the Parent Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer of the Parent Borrower certifying as to compliance with preceding clauses (a) through (c) and demonstrating (in reasonable detail) the calculations required by preceding clauses (b) and (c). “PBGC” means the Pension Benefit Guaranty Corporation. -50

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA and is sponsored or maintained by any Loan Party or any ERISA Affiliate or to which any Loan Party or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five (5) plan years. “Permitted Acquisition” means any Investment of the type described in clause (3) of the definition of “Permitted Investments” or any acquisition of assets constituting a business unit, book of business, line of business or division of, or all or substantially all of the assets of another Person or any Equity Interests in a Person that becomes a Restricted Subsidiary, in each case, to the extent constituting a Permitted Investment or permitted under Section 7.06. “Permitted Discretion” means reasonable (from the perspective of a secured asset-based lender) credit judgment exercised in good faith in accordance with customary business practices of the Administrative Agent for comparable asset-based lending transactions. “Permitted Holder” means any of (i) the Sponsor, (ii) Walgreens Co., (iii) any Management Stockholder, (iv) any Permitted Transferee of any of the foregoing Persons and (v) any “group” (within the meaning of Section 13(d) or Section 14(d) of the Exchange Act as in effect on the Closing Date) of which any of the foregoing are members; provided that in the case of such “group” and without giving effect to the existence of such “group” or any other “group,” such Persons specified in clauses (i), (ii), (iii) or (iv) above, collectively, have beneficial ownership, directly or indirectly, of more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Parent Borrower held by such “group”. “Permitted Initial Revolving Credit Borrowing Purposes” means one or more Borrowings of Revolving Credit Loans on the Closing Date (i) in an aggregate amount not to exceed $20,000,000, to finance the Transactions (including the payment of any Transaction Expenses), (ii) for working capital needs, (iii) to finance upfront fees (including, for the avoidance of doubt, ticking fees) and OID payable in respect of the Revolving Credit Agreements, the First Lien Loans or the Second Lien Notes, and (iv) to cash collateralize existing letters of credit, guarantees and similar bonds outstanding on the Closing Date. “Permitted Investments” means: (1) any Investment by the Parent Borrower or any of its Restricted Subsidiaries in the Parent Borrower or any of its Restricted Subsidiaries; provided that any Investment by the Loan Parties in Non- Loan Parties pursuant to this clause (1) shall be (x) made in the ordinary course of business or (y) otherwise, shall not exceed an aggregate amount equal to the greater of (x) $73,500,000 and (y) 35.0% of Trailing Four Quarter Consolidated EBITDA (with the amount of each Investment and Consolidated EBITDA being measured at the time such Investment is made and without giving effect to subsequent changes in value, but subject to adjustment as set forth in the definition of Investment); (2) any Investment in assets that were cash, Cash Equivalents or Investment Grade Securities when such Investment was made; (3) any Investment by the Parent Borrower or any of its Restricted Subsidiaries in a Person (including, to the extent constituting an Investment in assets of a Person that represents substantially all of its assets or a division, business unit, book of business, line of business or product line of such Person) that is engaged (directly or through entities that will be Restricted Subsidiaries) in a business permitted pursuant to Section 7.07, in each case, if as a result of such Investment: (i) such Person becomes a Restricted Subsidiary; or (ii) such Person, in one transaction or a series of related transactions, is amalgamated, merged or consolidated with (to the extent such Person is a Restricted Subsidiary), -51 merged or consolidated into, or transfers or conveys substantially all of its assets (or such division, line of business, book of business, business unit or product line) to, or is liquidated into, the Parent Borrower or any of its Restricted Subsidiaries; and, in each case, any Investment held by such Person; provided that such Investment was not acquired by such Person in contemplation of such amalgamation, merger, consolidation, transfer, conveyance or liquidation; provided that (A) the aggregate amount of Investments by Loan Parties pursuant to this clause (3) in assets (other than Equity Interests) that are not (or do not become at the time of such acquisition) directly owned by a Loan Party or in Equity Interests of Persons that do not become Loan Parties, shall not exceed the greater of $35,000,000 and 15.0% of Trailing Four Quarter Consolidated EBITDA; provided, further, if any acquisition of Equity Interests made pursuant to this clause (3) is in connection with a Permitted Acquisition of a Person (or Persons) pursuant to which greater than 60% of the Consolidated EBITDA attributable to such Person (or Persons) is directly generated by such Person (or Persons) that become Guarantors, then the provisions set forth in this proviso shall not apply; provided, further, that if any Investment made pursuant to this proviso is in Equity Interests of a Person that subsequently becomes a Loan Party, such Investment shall thereafter be deemed permitted under clause (1) (without giving effect to the proviso thereto) and shall not be included as having been made pursuant to this clause (3) and (B) the Parent Borrower is in compliance with the Payment Conditions immediately after giving effect to such Investment on a Pro Forma Basis; (4) any Investment in securities or other assets not constituting Cash Equivalents and received in connection with a Disposition made pursuant to Section 7.05 hereof; (5) any Investment (a) made in connection with the Transactions; or (b) existing on the Closing Date or made pursuant to binding commitments in effect on the Closing Date, in each case under this clause (b) as listed under Schedule 1.01E, or an Investment consisting of any extension, modification, replacement, renewal or reinvestment of any such Investment or binding commitment existing on the Closing Date; provided that the amount of any such Investment or binding commitment may only be increased (i) as required by the terms of such Investment or binding commitment as in existence on the Closing Date (including as a result of the accrual or accretion of interest or OID or the issuance of pay-in- kind securities) or (ii) as otherwise permitted under this Agreement; (6) any Investment acquired by the Parent Borrower or any of its Restricted Subsidiaries: (i) in exchange for any other Investment, accounts receivable or endorsements for collection or deposit held by any the Parent Borrower or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of, or settlement of delinquent accounts and disputes with or judgments against, the issuer of such other Investment or accounts receivable (including any trade creditor or customer); or (ii) in satisfaction of judgments against other Persons; or (iii) as a result of a foreclosure by the Parent Borrower or any of its Restricted Subsidiaries with respect to any secured Investment or other transfer of title with respect to any secured Investment in default; or (iv) as a result of the settlement, compromise or resolution of litigation, arbitration or other disputes with Persons who are not Affiliates; (7) Investments in Swap Contracts permitted under Section 7.03(f) and Cash Management Services permitted under Section 7.03(l) and First Lien Banking Services Obligations (as defined in the ABL Intercreditor Agreement); (8) [reserved]; -52

(9) Investments the payment for which consists of Equity Interests (other than Disqualified Equity Interests) of the Parent Borrower; provided that such Equity Interests may not be designated an Excluded Contribution; (10) guarantees of Indebtedness which guarantees are permitted under Section 7.03, performance guarantees, guarantees of obligations other than Indebtedness and Contingent Obligations incurred in the ordinary course of business and the creation of Liens on the assets of the Parent Borrower or any of its Restricted Subsidiaries in compliance with Section 7.01; (11) any transaction to the extent it constitutes an Investment that is permitted by and made in accordance with the provisions of Section 7.08 (except transactions described in clauses (a), (b), (f), (g), (j), (n), (q), (s), (w), (y) and (z) of such Section); (12) Investments consisting of purchases or other acquisitions of inventory, supplies, services, material or equipment or the licensing or contribution of intellectual property pursuant to customary joint marketing arrangements with other Persons; (13) Investments taken together with all other Investments made pursuant to this clause (13) (without giving effect to the sale of an Unrestricted Subsidiary to the extent the proceeds of such sale do not consist of, or have not been subsequently sold or transferred for, cash, Cash Equivalents or marketable securities) not to exceed the sum of (I) the greater of (x) $85,000,000 and (y) 40.0% of Trailing Four Quarter Consolidated EBITDA and (II) unused amounts under clause (26) below and Section 7.06(x) (with the amount of each Investment and Trailing Four Quarter Consolidated EBITDA being measured at the time such Investment is made and without giving effect to subsequent changes in value but subject to adjustment as set forth in the definition of Investment); (14) [reserved]; (15) loans and advances to, or guarantees of Indebtedness of, any future, present or former officers, directors, employees, independent contractors, consultants, advisors, service providers and members of management (or their Controlled Investment Affiliates or Immediate Family Members) of the Parent Borrower or any of its Restricted Subsidiaries in an aggregate amount not to exceed the greater of $16,000,000 and 7.50% of Trailing Four Quarter Consolidated EBITDA (with the amount of each Investment being measured at the time such Investment is made and without giving effect to subsequent changes in value, but subject to adjustment as set forth in the definition of Investment); (16) loans and advances to or notes received from (i) employees, directors, officers, independent contractors, members of management, managers, advisors, service providers and consultants of the Parent Borrower or any of its Restricted Subsidiaries for business-related travel expenses, entertainment expenses, moving expenses and other similar expenses or payroll advances, in each case incurred in the ordinary course of business or consistent with past practices or (ii) future, present and former employees, directors, officers, independent contractors, members of management, managers, advisors, service providers and consultants of the Parent Borrower or any of its Restricted Subsidiaries and, in each of the cases in clause (ii), their Controlled Investment Affiliates and Immediate Family Members, to fund such Person’s purchase of Equity Interests of the Parent Borrower; provided that, to the extent such loans or advances are made in cash, the amount of such loans and advances used to acquire such Equity Interest shall be contributed to such Borrower in cash as common equity; (17) advances, loans or extensions of trade credit in the ordinary course of business by the Parent Borrower or any of its Restricted Subsidiaries; (18) any Investment in any Subsidiary or any joint venture in connection with intercompany cash management arrangements or related activities arising in the ordinary course of business; -53

(19) Investments consisting of purchases and acquisitions of assets or services in the ordinary course of business; (20) Investments made in the ordinary course of business in connection with obtaining, maintaining or renewing client contacts; (21) Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and workers compensation, performance and similar deposits entered into as a result of the operations of the business in the ordinary course of business; (22) Investments in the ordinary course of business consisting of Uniform Commercial Code Article 3 endorsements for collection or deposit and Article 4 customary trade arrangements with customers consistent with industry practices; (23) any Investment by any Captive Insurance Subsidiary in connection with its provision of insurance to the Parent Borrower or any of its Subsidiaries, which Investment is made in the ordinary course of business of such Captive Insurance Subsidiary, or by reason of applicable law, rule, regulation or order, or that is required or approved by any regulatory authority having jurisdiction over such Captive Insurance Subsidiary or its respective business, as applicable; (24) Investments consisting of promissory notes and other deferred payment obligations and noncash consideration delivered as the purchase consideration for a Disposition permitted by Section 7.05; (25) loans and advances to any direct or indirect shareholder of the Parent Borrower in lieu of and not in excess of the amount of (after giving effect to any other loans, advances or Restricted Payments in respect thereof) Restricted Payments to the extent permitted to be made in cash to such shareholder in accordance with Section 7.06, such Investment being treated for purposes of the applicable clause of Section 7.06 at the time such loan or advance is made, including any limitations, as if a Restricted Payment made pursuant to such clause; (26) any investment in a joint venture or other business permitted pursuant to Section 7.07 taken together with all other Investments made pursuant to this clause (26) (without giving effect to the sale of an Unrestricted Subsidiary to the extent the proceeds of such sale do not consist of, or have not been subsequently sold or transferred for, cash, Cash Equivalents or marketable securities) that are at that time outstanding, not to exceed the greater of (x) $73,500,000 and (y) 35.0% of Trailing Four Quarter Consolidated EBITDA (with the amount of each Investment being measured at the time made and without giving effect to subsequent changes in value, but subject to adjustment as set forth in the definition of Investment); provided that if any Investment made pursuant to this proviso is in Equity Interests of a Person that subsequently becomes a Loan Party, such Investment shall thereafter be deemed permitted under clause (1) (without giving effect to the proviso thereto) and shall not be included as having been made pursuant to this clause (26); (27) Investments in deposit accounts, securities accounts and commodities accounts maintained by any Borrower or any Restricted Subsidiary, so long as such accounts are used only to maintain cash and Cash Equivalents; (28) Investments constituting promissory notes issued by any employee or independent contractors of the Parent Borrower or any of its Restricted Subsidiaries in connection with any Permitted Acquisition permitted under this Agreement of a Person that becomes a Restricted Subsidiary as a result thereof (the “Target”) by the Parent Borrower or any of its Restricted Subsidiaries in which such employee or independent contractor purchases Equity Interests of the Target, which purchase is financed with funds loaned or advanced by the Parent Borrower or any of its Restricted Subsidiaries to such employee in connection with such Permitted Acquisition; provided that no Event of Default under Sections 8.01(a) or 8.01(f) (with respect to the Parent Borrower) has occurred and is continuing or would result therefrom; -54

(29) loans and advances to employees or independent contractors of the Parent Borrower or any of its Restricted Subsidiaries so long as such loan or advance (x) constitutes an advance of one-time payment for the purpose of recruitment or retention or (y) is made for the purposes of funding of capital expenditures in the ordinary course of business; (30) Investments consisting of cash earnest money deposits in connection with a Permitted Acquisition or other Investment permitted hereunder; (31) First Lien Loans repurchased by the Parent Borrower or a Restricted Subsidiary pursuant to and in accordance with the terms of the First Lien Credit Agreement so long as such First Lien Loans are immediately cancelled; (32) Investments so long as the Payment Conditions are satisfied immediately after giving effect thereto on a Pro Forma Basis; (33) Investments made in connection with a Permitted Reorganization; and (34) Investments in any Person to which any Borrower or any Restricted Subsidiary outsources operational activities or otherwise related to the outsourcing of operational activities in the ordinary course of business in an aggregate amount not to exceed $2,500,000. “Permitted Ratio Debt” means Indebtedness permitted to be incurred by the Parent Borrower or any of its Subsidiaries pursuant to and subject to the limitations of the definition of Permitted Ratio Debt in the First Lien Credit Agreement (as in effect on the date hereof and regardless of whether then in effect). “Permitted Reorganization” means any re-organization or other similar activities among the Parent Borrower and its Restricted Subsidiaries related to Tax planning and re-organization, so long as, after giving effect thereto, (a) the Loan Parties are in compliance with the Collateral and Guarantee Requirement and Sections 6.11 and 6.13, (b) taken as a whole, the value of the Collateral securing the Obligations and the Guarantees by the Guarantors of the Obligations are not materially reduced, (c) the Liens in favor of the Administrative Agent for the benefit of the Secured Parties under the Collateral Documents are not materially impaired and (d) no Unrestricted Subsidiaries are formed except as otherwise permitted under this Agreement (other than pursuant to this term). “Permitted Transferees” means (a) in the case of the Sponsor, (i) any Affiliate of the Sponsor (but excluding any portfolio company of any of the foregoing), (ii) any managing director, general partner, limited partner, director, officer or employee of the Sponsor or any of its Affiliates (collectively, the “Sponsor Associates”), (iii) the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any Sponsor Associate and (iv) any trust, the beneficiaries of which, or a corporation or partnership, the stockholders or partners of which, include only a Sponsor Associate, his or her spouse (or former spouse), parents, siblings, members of his or her immediate family (including adopted children and step children) and/or direct lineal descendants; (b) in the case of Walgreens Co., any of its subsidiaries; and (c) in the case of any Management Stockholder, (i) his or her executor, administrator, testamentary trustee, legatee or beneficiaries, (ii) his or her spouse (or former spouse), parents, siblings, members of his or her immediate family (including adopted children and step children) and/or direct lineal descendants or (iii) a trust, the beneficiaries of which, or a corporation or partnership, the stockholders or partners of which, include only a Management Stockholder and his or her spouse (or former spouse), parents, siblings, members of his or her immediate family (including adopted children) and/or direct lineal descendants. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established or maintained by any Loan Party (for any current or former employee or other service provider to any Loan Party) or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate. -55

“Platform” means IntraLinks, IntraAgency, SYNDTRAK or another similar electronic system. “Pledged Debt” has the meaning specified in the Security Agreement. “Pledged Equity” has the meaning specified in the Security Agreement. “Preferred Stock” means any Equity Interest with preferential rights of payment of dividends upon liquidation, dissolution or winding up to shares of Equity Interests of any other class of such Person. “Pro Forma Balance Sheet” means a pro forma consolidated balance sheet of the Company as of March 31, 2019, prepared after giving effect to the Transactions as if the Transactions had occurred as of such date. “Pro Forma Basis” and “Pro Forma Effect” means, with respect to compliance with any test or covenant or calculation of any ratio hereunder, the determination or calculation of such test, covenant or ratio (including in connection with Specified Transactions) in accordance with Section 1.08. “Pro Forma Compliance” means, with respect to the Financial Covenant, compliance on a Pro Forma Basis with such covenant in accordance with Section 1.08. “Pro Rata Share” means, with respect to each Lender, at any time a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitments under the applicable Facility or Facilities at such time and the denominator of which is the amount of the Total Revolving Credit Commitments under the applicable Facility or Facilities at such time; provided that, in the case of the Revolving Credit Commitments of any Class, if such Commitments have been terminated, then the Pro Rata Share of each Lender shall be determined based on the Pro Rata Share of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof. “Proceeding” has the meaning specified in Section 10.05. “Proceeds” has the meaning specified in the Security Agreement. “Projections” has the meaning specified in Section 6.01(c). “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning specified in Section 6.02. “QFC” has the meaning specified in Section 10.22(b). “QFC Credit Support” has the meaning specified in Section 10.22. “Qualified Counterparty” means (i) with respect to any Secured Hedge Agreement or Secured Cash Management Agreement, any Person that is the Administrative Agent, Arranger or a Lender or an Affiliate of the Administrative Agent, Arranger or a Lender at the time it enters into a Secured Hedge Agreement or Secured Cash Management Agreement in its capacity as a party thereto or (ii) with respect to any Secured Cash Management Agreement, any other Person that, in each case, is designated a “Qualified Counterparty” with respect to such Secured Cash Management Agreement in a writing from the Administrative Borrower to the Administrative Agent. If such Person is not already party hereto as the Administrative Agent or a Lender, such Person shall be required to deliver to the Administrative Agent a letter agreement reasonably satisfactory to it (i) appointing the Administrative Agent as its agent under the applicable Loan Documents and (ii) agreeing to be bound by Sections 10.05, 10.08, 10.15, 10.16 and 10.21 and Article IX as if it were a Lender in order to qualify as a “Qualified Counterparty”. “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap -56

Obligation constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests. “Qualified Primary Equity Offering” means the issuance by the Parent Borrower of its common Equity Interests in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission in accordance with the Securities Act (whether alone or in connection with a secondary public offering). “Quarterly Financial Statements” means the Beta Quarterly Financial Statements and the Omega Quarterly Financial Statements. “Quarterly Pricing Certificate” has the meaning specified in the definition of Applicable Rate. “Real Property” means, collectively, all right, title and interest (including any leasehold, mineral or other estate) in and to any and all parcels of or interests in real property owned or leased by any Person, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures and equipment, all general intangibles and contract rights and other property and rights incidental to the ownership, lease or operation thereof. “Refinancing Equivalent Debt” means Indebtedness permitted to be incurred by the Parent Borrower or any of its Subsidiaries pursuant to and subject to the limitations of Section 2.15(h) of the First Lien Credit Agreement (as in effect on the date hereof and regardless of whether then in effect). “Refinancing Indebtedness” means (x) Indebtedness incurred by the Parent Borrower or any of its Restricted Subsidiaries, (y) Disqualified Equity Interests issued by the Parent Borrower or any of its Restricted Subsidiaries or (z) Preferred Stock issued by any Restricted Subsidiary, which, in each case, serves to extend, replace, refund, refinance, renew or defease any Indebtedness, Disqualified Equity Interests or Preferred Stock, so long as: (a) the principal amount (or accreted value, if applicable) of such new Indebtedness, the amount of such new Preferred Stock or the liquidation preference of such new Disqualified Equity Interests does not exceed the principal amount of (or accreted value, if applicable), plus any accrued and unpaid interest on, the Indebtedness, the amount of, plus any accrued and unpaid dividends on, the Preferred Stock, or the liquidation preference of, plus any accrued and unpaid dividends on, the Disqualified Equity Interests, being so extended, replaced, refunded, refinanced, renewed or defeased (such Indebtedness or Disqualified Equity Interests or Preferred Stock, the “Applicable Refinanced Debt”), plus an amount equal to any existing commitments unutilized under such Applicable Refinanced Debt to the extent permanently terminated at the time of incurrence of such Refinancing Indebtedness plus the amount of any tender premium or penalty or premium required to be paid under the terms of the instrument or documents governing such Applicable Refinanced Debt and any defeasance costs and any fees and expenses (including OID, upfront fees or similar fees) incurred in connection with the issuance of such new Indebtedness, Preferred Stock or Disqualified Equity Interests or the extension, replacement, refunding, refinancing, renewal or defeasance of such Applicable Refinanced Debt; (b) such Refinancing Indebtedness has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred which is not less than the remaining Weighted Average Life to Maturity of the Indebtedness, Disqualified Equity Interests or Preferred Stock being extended, replaced, refunded, refinanced, renewed or defeased; (c) such Refinancing Indebtedness has a final scheduled maturity date equal to or later than the final scheduled maturity date of the Indebtedness, Preferred Stock or Disqualified Equity Interests being -57 so extended, replaced, refunded, refinanced, renewed or defeased (or, if earlier, the date that is 91 days after the Latest Maturity Date); (d) to the extent such Refinancing Indebtedness extends, replaces, refunds, refinances, renews or defeases (i) Subordinated Indebtedness (other than Subordinated Indebtedness assumed or acquired in a Permitted Acquisition or any other acquisition and, in each case, not created in contemplation thereof) such Refinancing Indebtedness is subordinated to the Obligations at least to the same extent as the Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased or (ii) Disqualified Equity Interests or Preferred Stock, such Refinancing Indebtedness must be Disqualified Equity Interests or Preferred Stock, respectively; (e) if the Applicable Refinanced Debt was unsecured, any Refinancing Indebtedness in respect thereof shall be unsecured; (f) other than any Person that is required to be an obligor or guarantor on the Applicable Refinanced Debt permitted under Section 7.03, no Person shall be an obligor or guarantor on any Refinancing Indebtedness in respect thereof unless such Person is a Borrower or a Guarantor of the Obligations; provided, further, that clauses (b) and (c) of this definition will not apply to any extension, replacement, refunding, refinancing, renewal or defeasance of any Indebtedness other than Indebtedness incurred under Sections 7.03(m)(ii), (s), (w) (to the extent originally Refinancing Indebtedness in respect of the foregoing) or (z), any Subordinated Indebtedness (other than Subordinated Indebtedness assumed or acquired in a Permitted Acquisition or any other acquisition and, in each case, not created in contemplation thereof), Disqualified Equity Interests and Preferred Stock. “Refunding Capital Stock” has the meaning specified in Section 7.06(c). “Register” has the meaning specified in Section 10.07(d). “Reimbursement Obligations” means the obligation of the applicable Borrower to reimburse each Issuing Bank pursuant to Section 2.03(e) for amounts drawn under Letters of Credit issued by such Issuing Bank. “Related Indemnified Person” of an Indemnitee means (1) any Controlling Person or Controlled Affiliate of such Person, (2) the respective directors, officers, or employees of such Indemnitee or any of its Controlling Persons or Controlled Affiliates and (3) the respective agents or representatives of such Indemnitee or any of its Controlling Persons or Controlled Affiliates, in the case of this clause (3), acting on behalf of or at the instructions of such Indemnitee, such Controlling Person or such Controlled Affiliate; provided that each reference to a Controlled Affiliate, director, officer or employee in this definition pertains to a Controlled Affiliate, director, officer or employee involved in the negotiation, syndication, administration or enforcement of this Agreement and the Facilities. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, shareholders, agents, representatives and advisors of such Person and of such Person’s Affiliates. “Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing or migrating in, into, onto or through the Environment. “Released Guarantor” has the meaning specified in Section 11.09. “Rent Reserve” means a reserve established by the Administrative Agent (upon at least five (5) Business Days’ prior written notice to the Administrative Borrower) equal to the lesser of (x) two (2) months’ rent and (y) the amount of Eligible Inventory in the most recent Borrowing Base Certificate for such location in respect of rent -58 payments made by a Loan Party for each distribution center, warehouse or other location (a) that is in a jurisdiction providing lessors with statutory or common law Lien rights on personal property located at such location securing payment of rent and other charges that prime a previously perfected security interest, (b) that is subject to a lease that grants to the landlord a Lien on property that would otherwise constitute Eligible Inventory which has priority over the respective Liens on such Collateral created in favor of the Administrative Agent or (c) where Inventory of Loan Parties with a book value in excess of $2,500,000 (as reported to the Administrative Agent by the Administrative Borrower from time to time as requested by the Administrative Agent) is located at such distribution center, warehouse or other location, unless, in each case, such location is subject to a Collateral Access Agreement, as adjusted from time to time by the Administrative Agent in its Permitted Discretion; provided, however, that no Rent Reserves will be established for locations acquired in a Permitted Acquisition unless a Collateral Access Agreement has not been delivered to the Administrative Agent within fifteen (15) days after the consummation of such Permitted Acquisition. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the otherwise applicable notice period has been waived by regulation or otherwise by the PBGC. “Representative” has the meaning specified in Section 10.08. “Request for Credit Extension” means (a) with respect to a Borrowing, continuation or conversion of Revolving Credit Loans, a Committed Loan Notice, (b) with respect to an LC Credit Extension, an LC Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice. “Required Lenders” means as of any date of determination, the holders of more than 50.0% of the Total Revolving Credit Commitments then in effect or, if the Revolving Credit Commitments have been terminated, the Total Revolving Credit Exposure; provided that unused Revolving Credit Commitments of, and the portion of the Outstanding Amount of all Revolving Credit Loans, Swing Line Loans and all LC Obligations held, or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. In the event that there are (x) less than three (3) unaffiliated Lenders party to the Loan Documents, the Required Lenders shall be all Lenders or (y) three (3) or more unaffiliated Lenders party to the Loan Documents, the Required Lenders shall include each Lender, if, and only if, at the time of any relevant amendment, consent, waiver or other modification (1) Specified Availability has been less than the greater of (a) 15.0% of the Line Cap and (b) $15,000,000 for a period of five (5) consecutive Business days and (2) such Lender’s Revolving Credit Commitment at such time is greater than 65% of its Revolving Credit Commitment as of the Closing Date. “Required Class Lenders” means as of any date of determination, with respect to one or more Facilities, the holders of more than 50.0% of the Total Revolving Credit Commitments then in effect under such Facility or Facilities or, if such Revolving Credit Commitments have been terminated, the Total Revolving Credit Exposure under such Facility or Facilities; provided that unused Revolving Credit Commitments of, and the portion of the Outstanding Amount of all Revolving Credit Loans, Swing Line Loans and all LC Obligations held, or deemed held by, any Defaulting Lender under such Facility or Facilities shall be excluded for purposes of making a determination of Required Lenders. “Reserves” means reserves, if any, established against the Borrowing Base as the Administrative Agent from time to time hereunder determines is necessary in its Permitted Discretion, including (but without duplication), (i) Rent Reserves, (ii) potential dilution related to Accounts; provided, no Reserves shall be imposed on the first 5% of dilution of Accounts and thereafter no dilution Reserve shall exceed 1% for each incremental whole percentage in dilution over 5%, (iii) sums that the Loan Parties are or will be required to pay (such as taxes, assessments and insurance premiums) and have not yet paid, (iv) amounts owing by any Loan Party to any Person to the extent secured by a Lien on, or trust over, any Collateral, (v) the full amount of any liabilities or amounts which rank or are capable of ranking in priority to the Administrative Agent’s Liens and/or for amounts which may represent costs relating to the enforcement of such Liens including, (a) the expenses and liabilities incurred by any administrator (or other insolvency officer) and any remuneration of such administrator (or other insolvency officer) and (b) amounts subject to First Priority Priming Liens of the type described in clause (i) of the definition thereof, (vi) Bank Product Reserves, (vii) reserves described in Section 7.14 and (viii) reserves with respect to such other events, conditions or contingencies that the Administrative Agent, in its Permitted Discretion, determines reserves should be established -59

(without duplication of any reserves established pursuant to foregoing clauses (i) through (v)) from time to time hereunder; provided that, from and after the date on which the Specified Post-Closing Undertaking is satisfied and the assets of the Beta Entities are included in the Borrowing Base, the Administrative Agent may in its Permitted Discretion institute a reserve in an amount equal to the aggregate outstanding amount of Specified Beta Vendor Obligations as of the applicable date of determination. “Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, chief operating officer, chief administrative officer, secretary or assistant secretary, controller, treasurer or assistant treasurer or other similar officer or Person performing similar functions of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. Unless otherwise specified, all references herein to a “Responsible Officer” shall refer to a Responsible Officer of the Administrative Borrower. “Restricted Cash” means cash and Cash Equivalents which are listed as “Restricted” on the consolidated statement of financial condition of the Parent Borrower and the Restricted Subsidiaries; provided, that (i) cash and Cash Equivalents restricted under the Loan Documents, the First Lien Financing Documents, the Second Lien Financing Documents or any other agreement, document or instrument evidencing Indebtedness that is secured by Liens on the Collateral that rank pari passu with the Liens on the Collateral securing the Obligations, the First Lien Obligations or the Second Lien Obligations shall not be deemed to be “Restricted Cash” as a result of such restrictions and (ii) cash and Cash Equivalents maintained by any Foreign Subsidiary that is subject to minority shareholder approval before being distributed to the Parent Borrower (a “Shareholder Restriction”) shall not be deemed to be “Restricted Cash” as a result of such Shareholder Restriction. “Restricted Investment” means an Investment other than a Permitted Investment. “Restricted Payment” has the meaning specified in Section 7.06. “Restricted Subsidiary” means any Subsidiary of the Parent Borrower other than an Unrestricted Subsidiary; provided that upon the occurrence of an Unrestricted Subsidiary ceasing to be an Unrestricted Subsidiary, such Subsidiary shall be included in the definition of “Restricted Subsidiary.” “Returns” means, with respect to any Investment, any dividends, distributions, interest, fees, premium, return of capital, repayment of principal, income, profits (from a Disposition or otherwise) and other amounts received or realized by a Borrower or a Restricted Subsidiary in respect of such Investment. “Revolving Credit Borrowing” means a borrowing consisting of Revolving Credit Loans of the same Class and Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Revolving Credit Lenders. “Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans (including any obligation to make Incremental Revolving Credit Loans pursuant to the 2020 Incremental Revolving Credit Commitments) to the Borrowers, (b) purchase participations in LC Obligations in respect of Letters of Credit and (c) purchase participations in Swing Line Loans, as such commitment may be adjusted in accordance with this Agreement, including (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Revolving Credit Lender pursuant to an Assignment and Assumption, (ii) an Incremental Amendment (including Amendment No. 1) or (iii) an Extension. “Revolving Credit Exposure” means, as to each Revolving Credit Lender, the sum of the amount of the Outstanding Amount of such Revolving Credit Lender’s Revolving Credit Loans and its Pro Rata Share or other -60 applicable share provided for under this Agreement of the Dollar Amount of the LC Obligations and the Swing Line Obligations at such time. “Revolving Credit Facility” means, at any time, the aggregate amount of the Revolving Credit Commitments at such time. “Revolving Credit Lender” means, at any time, any Lender that has a Revolving Credit Commitment (including the 2020 Incremental Revolving Credit Commitments) at such time or, if Revolving Credit Commitments have terminated, Revolving Credit Exposure. “Revolving Credit Loans” means any loan made pursuant to the Initial Revolving Credit Commitments, any loan made pursuant to any Incremental Revolving Credit Commitments (including the 2020 Incremental Revolving Credit Commitments) or any loan made pursuant to any Extended Revolving Credit Commitments, as the context may require. “Revolving Credit Note” means a promissory note of the Borrowers payable to any Revolving Credit Lender or its registered assigns, in substantially the form of Exhibit C-1 hereto, evidencing the aggregate Indebtedness of the Borrowers to such Revolving Credit Lender resulting from the Revolving Credit Loans made by such Revolving Credit Lender to the Borrowers. “S&P” means Standard & Poor’s Ratings Services, a subsidiary of S&P Global Inc., and any successor thereto. “Same Day Funds” means immediately available funds. “Scheduled Unavailability Date” has the meaning specified in Section 3.03. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Second Lien Collateral Agent” means Ankura Trust, LLC, as collateral agent under the Second Lien Notes Indenture as of the Closing Date and shall include any successor collateral agent under the Second Lien Notes Indenture. “Second Lien Financing Documents” means the “Second Lien Financing Documents” as defined in the ABL Intercreditor Agreement. “Second Lien Notes” means the Parent Borrower’s Senior Secured Second Lien PIK Toggle Floating Rate Notes issued on the Closing Date in an aggregate principal amount of $400,000,000. “Second Lien Notes Indenture” means the “Second Lien Notes Indenture” as defined in the ABL Intercreditor Agreement. “Second Lien Notes Indenture Incremental Equivalent Debt” shall mean “Additional Junior Debt” and “Additional Second Lien Debt” as defined in the Second Lien Notes Indenture (as in effect on the Closing Date and regardless whether then in effect). “Second Lien Obligations” means the “Second Lien Obligations” as defined in the ABL Intercreditor Agreement. “Secured Cash Management Agreement” means any Cash Management Agreement permitted under Article VII that is entered into by and between any Borrower or any Restricted Subsidiary and any Qualified Counterparty to the extent designated by the Administrative Borrower and such Qualified Counterparty as a “Secured Cash Management Agreement” in writing to the Administrative Agent. The designation of any Secured -61

Cash Management Agreement shall not create in favor of such Qualified Counterparty any rights in connection with the management or release of Collateral or of the obligations of any Guarantor under the Loan Documents. “Secured Cash Management Obligations” means all obligations owing to any Qualified Counterparty by any Borrower or any Restricted Subsidiary under any Secured Cash Management Agreement. “Secured Hedge Agreement” means any Swap Contract permitted under Article VII that is entered into by and between any Borrower or any Restricted Subsidiary and any Qualified Counterparty (including Swap Contracts in effect as of the Closing Date) to the extent designated by the Administrative Borrower and such Qualified Counterparty as a “Secured Hedge Agreement” in writing to the Administrative Agent; provided, that no such Swap Contract shall be designated as, or shall constitute, a Secured Hedge Agreement if such Swap Contract constitutes a “Secured Hedge Agreement” (as defined in the First Lien Credit Agreement). The designation of any Secured Hedge Agreement shall not create in favor of such Qualified Counterparty any rights in connection with the management or release of Collateral or of the obligations of any Guarantor under the Loan Documents. “Secured Hedge Obligations” means all obligations owing to any Qualified Counterparty by any Borrower or any Restricted Subsidiary under any Secured Hedge Agreement. “Secured Obligations” means, collectively, the Obligations, the Secured Hedge Obligations and the Secured Cash Management Obligations. “Secured Parties” means, collectively, the Administrative Agent, the Arrangers, the Lenders, the Issuing Banks, the Swing Line Lenders, the Qualified Counterparties and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05. “Securities Act” means the Securities Act of 1933, as amended. “Security Agreement” means a security agreement substantially in the form of Exhibit F. “Security Agreement Supplement” has the meaning specified in the Security Agreement. “Senior Representative” means, with respect to any series of secured or subordinated Indebtedness permitted to be incurred under this Agreement, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities. “Solvent” and “Solvency” mean, with respect to the Parent Borrower and its Subsidiaries on the Closing Date, after giving effect to the Transactions and the incurrence of the indebtedness and obligations being incurred in connection therewith, that on such date (a) the sum of the debt (including contingent liabilities) of the Parent Borrower and its Subsidiaries, taken as a whole, does not exceed the present fair saleable value (on a going concern basis) of the assets of the Parent Borrower and its Subsidiaries, taken as a whole; (b) the capital of the Parent Borrower and its Subsidiaries, taken as a whole, is not unreasonably small in relation to the business of the Parent Borrower and its Subsidiaries, taken as a whole, contemplated as of the Closing Date; and (c) the Parent Borrower and its Subsidiaries, taken as a whole, do not intend to incur, or believe that they will incur, debts including current obligations beyond their ability to pay such debts as they mature in the ordinary course of business. For the purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5). “Specified ABL Default” means any Event of Default under (a) Section 8.01(a), (b) Section 8.01(d) (solely as a result of a breach of representations or warranties with respect to the Borrowing Base), (c) Section 8.01(b)(i), (d) Section 8.01(b)(ii)(C) (solely as a result of a breach of Section 7.11 (but subject to Section 8.04)), (e) Section 8.01(b)(ii)(A) or (f) Section 8.01(f). -62

“Specified Availability” means as of any date of determination, (a) Excess Availability plus (b) the amount (if any, and not to be less than zero) by which (i) the Borrowing Base exceeds (ii) the Total Revolving Credit Commitments, in each case as of such date; provided that the amount attributable to clause (b) shall not exceed 2.5% of the Total Revolving Credit Commitment. “Specified Beta Vendor Agreement” has the meaning specified in Section 6.18. “Specified Beta Vendor Financing Statements” has the meaning specified in Section 6.18. “Specified Beta Vendor Obligations” has the meaning specified in Section 6.18. “Specified Event of Default” means any Event of Default under Section 8.01(a) or, solely with respect to the Parent Borrower, Section 8.01(f). “Specified Junior Financing Obligations” means any obligations in respect of any Junior Financing in respect of which any Loan Party is an obligor in a principal amount in excess of the Threshold Amount. “Specified Merger Agreement Representations” means the representations and warranties made by or with respect to the Company in the Merger Agreement as are material to the interests of the Lenders, but only to the extent that the Purchaser (as defined in the Merger Agreement) (or its Affiliates) has the right (determined without regard to any notice provisions but taking into account any applicable cure provisions) pursuant to the Merger Agreement to terminate its (or their) obligations to consummate the Merger (or the right pursuant to the Merger Agreement to decline to consummate the Merger) as a result of a breach of such representations and warranties. “Specified Post-Closing Undertaking” has the meaning specified in Section 6.18. “Specified Representations” means those representations and warranties made by the Loan Parties in Sections 5.01(a) (only with respect to organizational existence of the Loan Parties), 5.01(b), 5.02(a), 5.02(b)(i) (limited to any contravention arising out of the execution, delivery and performance of the Loan Documents), 5.04, 5.12, 5.16, 5.18(a)(ii), 5.18(b), 5.18(c)(ii) and 5.19 (subject to the proviso at the end of Section 4.01(a)). “Specified Transaction” means (a) the Transactions, (b) any designation of operations or assets of the Parent Borrower or any of its Restricted Subsidiaries as discontinued operations (as defined under GAAP), (c) any Investment that results in a Person becoming a Restricted Subsidiary, (d) any designation of a Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary, (e) any Permitted Acquisition, (f) any Disposition that results in a Restricted Subsidiary ceasing to be a Subsidiary of the Parent Borrower or any Disposition of a business unit, line of business, book of business or division of the Parent Borrower or any of its Restricted Subsidiaries, in each case whether by merger, consolidation, amalgamation or otherwise or (g) any incurrence or repayment of Indebtedness (other than Indebtedness incurred or repaid under any revolving credit facility or line of credit in the ordinary course of business for working capital purposes), a Restricted Payment or Incremental Revolving Credit Commitment, in each case, that by the terms of this Agreement requires a financial ratio or test to be calculated on a “Pro Forma Basis” or after giving “Pro Forma Effect.” “Sponsor” means Madison Dearborn Partners, LLC and any of its Affiliates and funds or partnerships managed or advised by any of them or any of their respective Affiliates, but not including, however, any portfolio company of any of the foregoing. “Sponsor Management Agreement” means a management services agreement or similar agreement among the Sponsor or certain of the management companies associated with the Sponsor or its advisors, if applicable, and one or more Loan Parties. “Spot Rate” means, for any currency, on any relevant date of determination in connection with the issuance, incurrence, amendment increasing or decreasing the amount, or payment of, a Letter of Credit or Revolving Credit Loan, as applicable, and such additional dates as the Administrative Agent or the Issuing Bank, as applicable, shall determine, the rate determined by the Administrative Agent or the Issuing Bank, as applicable, to be -63 the rate quoted by the Administrative Agent or the Issuing Bank, as applicable, as the spot rate for the purchase by the Administrative Agent or the Issuing Bank, as applicable, of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the Issuing Bank, as applicable, may obtain such spot rate from another financial institution designated by the Administrative Agent or the Issuing Bank, as applicable, if the Administrative Agent or the Issuing Bank, as applicable, does not have as of the date of determination a spot buying rate for any such currency and provided, further, that the Administrative Agent or the Issuing Bank, as applicable, may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Revolving Credit Loan or Letter of Credit denominated in an Available Currency other than Dollars. Once the Spot Rate is revalued by the Administrative Agent or the Issuing Bank, as applicable, it will advise the Administrative Borrower and Revolving Credit Lenders of the new Spot Rate. “Subordinated Indebtedness” means, with respect to the Obligations, (a) any Indebtedness of any Borrower which is by its terms junior in right of payment to the Obligations, and (b) any Indebtedness of any Guarantor which is by its terms junior in right of payment to the Guarantee of such entity of the Obligations. “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity (excluding, for the avoidance of doubt, any charitable organizations and any other Person that meets the requirements of Section 501(c)(3) of the Code) of which (i) a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned or (ii) the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Parent Borrower. “Successor Parent Borrower” has the meaning specified in Section 7.04(d). “Supermajority Required Lenders” means at any time, the holders of more than 66.67% of the Total Revolving Credit Commitments then in effect or, if the Revolving Credit Commitments have been terminated, the Total Revolving Credit Exposure; provided that the Revolving Credit Exposure and Revolving Credit Commitment of any Defaulting Lender shall be disregarded in making any determination under this definition. In the event that there are (x) less than three (3) unaffiliated Lenders party to the Loan Documents, the Supermajority Required Lenders shall be all Lenders or (y) three (3) or more unaffiliated Lenders party to the Loan Documents, the Supermajority Required Lenders shall include each Lender, if, and only if, at the time of any relevant amendment, consent waiver or other modification (1) Specified Availability has been less than the greater of (a) 15.0% of the Line Cap and (b) $15,000,000 for a period of five (5) consecutive Business days and (2) such Lender’s Revolving Credit Commitment at such time is greater than 65% of its Revolving Credit Commitment as of the Closing Date. “Supported QFC” has the meaning specified in Section 10.22. “Swap” means any agreement, contract, or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any -64 master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid- market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Swing Line Borrowing” means a request for Swing Line Loans. “Swing Line Exposure” means at any time, with respect to any Lender, shall be the sum of such Lender’s participation obligations with respect to Swing Line Loans under Section 2.04(b). “Swing Line Lender” means Bank of America, N.A., in its capacity as a lender of Swing Line Loans hereunder. “Swing Line Loan” has the meaning specified in Section 2.04(a). “Swing Line Loan Notice” means a notice of Swing Line Borrowing, pursuant to Section 2.04(a), which, if in writing, shall be substantially in the form of Exhibit B hereto or such other form as may be approved by the Administrative Agent and agreed by the Administrative Borrower (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Administrative Borrower. “Swing Line Note” means a promissory note of the Borrowers payable to any Swing Line Lender or its registered assigns, in substantially the form of Exhibit C-2 hereto, evidencing the aggregate Indebtedness of the Borrowers to such Swing Line Lender resulting from the Swing Line Loans made by such Swing Line Lender to the Borrowers. “Swing Line Obligations” means as of any date of determination, the aggregate principal amount of all Swing Line Loans outstanding. “Swing Line Sublimit” means an amount equal to the lesser of (a) $20,000,000 and (b) the Line Cap at such time. The Swing Line Sublimit is part of, and not in addition to, the Revolving Credit Commitments. “Taxes” means all present or future taxes, duties, levies, imposts, assessments or withholdings imposed by any Governmental Authority including interest, penalties and additions to tax. “Term Loan Leverage Ratio” has the meaning specified in Section 1.08(a). “Term Loan Priority Collateral” means the “Term Loan Priority Collateral” as defined in the ABL Intercreditor Agreement. -65

“Test Period” means, for any date of determination under this Agreement, the four consecutive fiscal quarters of the Parent Borrower most recently ended as of such date of determination for which financial statements are available. “Third Party Payor” means any Governmental Entity, Insurer or similar entity or any other Person (other than a natural person) that is obligated to make payments on any Account. “Threshold Amount” means $50,000,000. “Total Assets” means the total assets of the Parent Borrower and the Restricted Subsidiaries on a consolidated basis in accordance with GAAP, as shown on the most recent balance sheet of the Parent Borrower delivered pursuant to Section 6.01(a) or (b) (and, in the case of any determination relating to any incurrence of Indebtedness or any Investment, Restricted Payment or Permitted Acquisition or other acquisition, on a Pro Forma Basis including any property or assets being acquired or disposed of in connection therewith) or, for the period prior to the time any such statements are so delivered pursuant to Section 6.01(a) or (b), the Pro Forma Balance Sheet. “Total Revolving Credit Commitments” means as of any date of determination, the aggregate amount of the Revolving Credit Commitments (including, without limitation, the 2020 Incremental Revolving Credit Commitments) then in effect. “Total Revolving Credit Exposure” means as of any date of determination, the aggregate amount of the Revolving Credit Exposure of all Lenders outstanding as of such date. “Trailing Four Quarter Consolidated EBITDA” means Consolidated EBITDA for the most recently ended Test Period (determined on a Pro Forma Basis in accordance with Section 1.08). “Transaction Expenses” means any fees, premiums, expenses or other costs incurred or paid by the Sponsor, the Parent Borrower or any of its (or their) Subsidiaries in connection with the Transactions (including fees and expenses in connection with hedging transactions and this Agreement, the other Loan Documents, the First Lien Financing Documents, the Second Lien Financing Documents and the transactions contemplated hereby and thereby). “Transactions” means, collectively, (a) the Merger and other related transactions contemplated by the Merger Agreement, (b) the Debt Assumption, (c) the funding of the First Lien Loans, the Revolving Credit Loans and the Second Lien Notes on the Closing Date and the execution and delivery of Loan Documents, the First Lien Financing Documents and the Second Lien Financing Documents to be entered into on the Closing Date, (d) the payment of Transaction Expenses and (e) the Closing Date Refinancing. “Treasury Capital Stock” has the meaning specified in Section 7.06(c). “Type” means, with respect to a Loan, its character as a Base Rate Loan or a Eurocurrency Rate Loan. “Uniform Commercial Code” or “UCC” means the Uniform Commercial Code (or similar code or statute) as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to perfect a security interest in or otherwise apply to any item or items of Collateral. “United States” and “U.S.” mean the United States of America. “United States Tax Compliance Certificate” has the meaning specified in Section 3.01(d)(ii)(C) and is in substantially the form of Exhibit I hereto. “Unrestricted Cash” means cash that is not Restricted Cash. -66

“Unrestricted Subsidiary” means any Subsidiary of the Parent Borrower designated by the Board of Directors of the Administrative Borrower as an Unrestricted Subsidiary pursuant to Section 6.14 subsequent to the Closing Date. “USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56. “U.S. Special Resolution Regimes” has the meaning specified in Section 10.22. “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (a) the amount of each then remaining scheduled installment, sinking fund, serial maturity or other required scheduled payments of principal, including payment at final scheduled maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (ii) the then outstanding principal amount of such Indebtedness; provided that AHYDO Payments and the effects of any prepayments or amortization made on such Indebtedness shall be disregarded in making such calculation. “wholly-owned” means, with respect to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (x) director’s qualifying shares and (y) shares issued to foreign nationals to the extent required by applicable Law) are owned by such Person and/or by one or more wholly-owned Subsidiaries of such Person. “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write- down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. “Yen” means the lawful currency of Japan. Section 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. (b) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof. (c) References in this Agreement to an Exhibit, Schedule, Article, Section, clause or subclause refer (A) to the appropriate Exhibit or Schedule to, or Article, Section, clause or subclause in this Agreement or (B) to the extent such references are not present in this Agreement, to the Loan Document in which such reference appears. (d) The term “including” is by way of example and not limitation. (e) The word “or” is not exclusive. (f) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form. -67

(g) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.” (h) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (i) For purposes of determining compliance with any Section of Article VII at any time, in the event that any Lien, Investment, Indebtedness (at the time of incurrence or upon application of all or a portion of the proceeds thereof as permitted under the Loan Documents), Disposition, Restricted Payment, Affiliate transaction, Contractual Obligation or prepayment of Indebtedness meets the criteria of one or more than one of the categories of transactions permitted pursuant to any clause of such Sections, such transaction (or portion thereof) at any time shall be permitted under one or more of such clauses as determined by the Administrative Borrower in its sole discretion at such time (or any later time from time to time, in each case, as determined by the Administrative Borrower in its sole discretion at such time) and thereafter may be reclassified by the Administrative Borrower in any manner not prohibited by this Agreement. (j) The words “asset” and “property” shall be construed as having the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (k) All references to any Person shall be constructed to include such Person’s successors and assigns (subject to any restriction on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all of the functions thereof. (l) The words “principal amount” shall include the liquidation preference of any Disqualified Equity Interests and Preferred Stock. (m) For avoidance of doubt, except where the context shall otherwise require, any reference to any employee, director, officer, member of management, independent contractor, advisor, service provider or consultant shall refer to any future, current or former employee, director, officer, member of management, independent contractor, advisor, service provider or consultant. (n) All references to “in the ordinary course of business” of any Borrower or any Subsidiary thereof means (i) in the ordinary course of business of, or in furtherance of an objective that is in the ordinary course of business of any Borrower or such Subsidiary, as applicable, (ii) customary and usual in the industry or industries of the Borrowers and their Subsidiaries in the United States or any other jurisdiction in which the Borrowers or any Subsidiary does business, as applicable, or (iii) generally consistent with the past or current practice of the Borrowers or such Subsidiary, as applicable, or any similarly situated businesses in the United States or any other jurisdiction in which the Borrowers or any Subsidiary does business, as applicable. (o) All references to “knowledge” of any Loan Party or any Restricted Subsidiary means the actual knowledge of a Responsible Officer. (p) All certifications to be made hereunder by an officer or representative of a Loan Party shall be made by such person in his or her capacity solely as an officer or a representative of such Loan Party, on such Loan Party’s behalf and not in such Person’s individual capacity. (q) Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, -68 consolidation, assignment, sale or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, Restricted Subsidiary, Unrestricted Subsidiary, joint venture or any other like term shall also constitute such a Person or entity), and to the extent any covenant in any Loan Document is applicable to such limited liability company immediately prior to such division, such covenant shall apply to any Person resulting from such division immediately after such division. For the avoidance of doubt, for purposes of Section 6.11, any Person resulting from such division of a Restricted Subsidiary constitutes a new Restricted Subsidiary that is created or acquired after the Closing Date. (r) References in this Agreement to any direct or indirect parent of the Parent Borrower shall include Omega Parent. Section 1.03 Accounting Terms. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, except as otherwise specifically prescribed herein. Notwithstanding anything to the contrary contained herein, all such financial statements shall be prepared, and all financial covenants contained herein or in any other Loan Document shall be calculated, in each case, without giving effect to any election under FASB ASC 825 (or any similar accounting principle) permitting a Person to value its financial liabilities at the fair value thereof. Notwithstanding any other provision contained herein, (a) any obligation of any Person that would have been treated as an operating lease for purposes of GAAP as of December 14, 2018 (whether or not such obligation was in effect on such date) shall be accounted for as an operating lease for purposes of this Agreement, notwithstanding any actual or proposed change in GAAP (whether on a prospective or retroactive basis) after such date and shall not be treated as Indebtedness, Attributable Indebtedness or a Capitalized Lease and (b) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to Statement of Financial Accounting Standards 141R or ASC 805 (or any other financial accounting standard having a similar result or effect). Section 1.04 Rounding. Any financial ratios required to be maintained by the Parent Borrower pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding up if there is no nearest number). Section 1.05 References to Agreements, Laws, Etc. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents, the First Lien Financing Documents and the Second Lien Financing Documents) and other Contractual Obligations shall be deemed to include all subsequent amendments, restatements, refinancings, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, refinancings, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law. Any term or section reference herein or in the other Loan Documents which refers to a defined term or section reference in any Organization Document, agreement, Contractual Obligation or Law shall be deemed to be a cross-reference to the same or comparable defined term or section reference, as applicable, in any such amendment, refinancing, restatement, renewal, restructuring, extension, supplement or other modification to such Organization Document, agreement, Contractual Obligation or any such consolidation, amendment, replacement, supplement or interpretation of such Law. -69

Section 1.06 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to New York, New York time (daylight or standard, as applicable). Section 1.07 Timing of Payment or Performance. Except as otherwise provided herein, when the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as described in the definition of Interest Period) or performance shall extend to the immediately succeeding Business Day. Section 1.08 Pro Forma Calculations. (a) Notwithstanding anything to the contrary herein, financial ratios and tests, including the Consolidated Fixed Charge Coverage Ratio or any leverage ratio used in any First Lien Financing Document or any Second Lien Financing Document in connection with the incurrence of Indebtedness permitted by Section 7.03 or Liens permitted by Section 7.01 (each, a “Term Loan Leverage Ratio”), and compliance with covenants determined by reference to Consolidated EBITDA or Total Assets, shall be calculated in the manner prescribed by this Section 1.08; provided that notwithstanding anything to the contrary in clauses (b), (c), (d) or (e) of this Section 1.08, when calculating any such ratio or test for purposes of the definition of “Applicable Rate” or Section 7.11 (other than for the purpose of determining Pro Forma Compliance with Section 7.11), the events described in this Section 1.08 that occurred subsequent to the end of the applicable Test Period shall not be given pro forma effect and (B) when calculating any such ratio or test for purposes of the incurrence of any Indebtedness, cash and Cash Equivalents resulting from the incurrence of any such Indebtedness shall be excluded from the pro forma calculation of any applicable ratio or test for purposes of determining net Indebtedness. In addition, whenever a financial ratio or test is to be calculated on a pro forma basis, the reference to the “Test Period” for purposes of calculating such financial ratio or test shall be deemed to be a reference to, and shall be based on, the most recently ended Test Period for which internal financial statements of the Parent Borrower are available (as determined in good faith by the Administrative Borrower) (it being understood that for purposes of determining Pro Forma Compliance with Section 7.11, if no Test Period with an applicable level cited in Section 7.11 has passed, the applicable level shall be the level for the first Test Period cited in Section 7.11 with an indicated level). For the avoidance of doubt, the provisions of the foregoing sentence shall not apply for purposes of calculating any such ratio or test for purposes of the definition of “Applicable Rate” or Section 7.11 (other than for the purpose of determining Pro Forma Compliance with Section 7.11), each of which shall be based on the financial statements delivered pursuant to Section 6.01(a) or (b), as applicable, for the relevant Test Period. (b) For purposes of calculating any financial ratio or test or compliance with any covenant determined by reference to Consolidated EBITDA or Total Assets (including the Consolidated Fixed Charge Coverage Ratio or any Term Loan Leverage Ratio), Specified Transactions (with any incurrence or repayment of any Indebtedness in connection therewith to be subject to clause (d) of this Section 1.08 (other than Indebtedness incurred or repaid under any revolving credit facility or line of credit)) that have been made (i) during the applicable Test Period or (ii) if applicable as described in clause (a) above, subsequent to such Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made shall be calculated on a pro forma basis assuming that all such Specified Transactions (and any increase or decrease in Consolidated EBITDA, Total Assets and the component financial definitions used therein attributable to any Specified Transaction) had occurred on the first day of the applicable Test Period (or, in the case of Total Assets, on the last day of the applicable Test Period). If since the beginning of any applicable Test Period any Person that subsequently became a Restricted Subsidiary or was merged, amalgamated or consolidated with or into the Parent Borrower or any of its Restricted Subsidiaries since the beginning of such Test Period shall have made any Specified Transaction that would have required adjustment pursuant to this Section 1.08, then such financial ratio or test (or Consolidated EBITDA or Total Assets) shall be calculated to give pro forma effect thereto in accordance with this Section 1.08. (c) Whenever pro forma effect is to be given to the Transactions, a Specified Transaction or the implementation of an operational initiative or operational change, the pro forma calculations shall be made in good -70 faith by a responsible financial or accounting officer of the Administrative Borrower and may include, for the avoidance of doubt, the amount of “run-rate” cost savings, operating expense reductions, operating initiatives, other operating improvements and synergies projected by the Administrative Borrower in good faith to be realized as a result of specified actions taken, committed to be taken or expected to be taken (in the good faith determination of the Administrative Borrower) (calculated on a pro forma basis as though such cost savings, operating expense reductions, operating initiatives, other operating improvements and synergies had been realized on the first day of such period and as if such cost savings, operating expense reductions and synergies were realized during the entirety of such period) and “run-rate” means the full recurring benefit for a period that is associated with any action taken, committed to be taken or with respect to which substantial steps have been taken or are expected to be taken (including any savings expected to result from the elimination of a public target’s compliance costs with public company requirements) net of the amount of actual benefits realized during such period from such actions, and any such adjustments shall be included in the initial pro forma calculations of such financial ratios or tests and during any subsequent Test Period in which the effects thereof are expected to be realized relating to the Transactions, such Specified Transaction or such implementation of an operational initiative or operational change; provided that (A) such amounts are reasonably identifiable and factually supportable in the good faith judgment of the Administrative Borrower, (B) except as set forth in the definition of Consolidated EBITDA, such actions are taken, committed to be taken or with respect to which substantial steps have been taken or are expected to be taken no later than twenty-four (24) months after the date of the Transactions, such Specified Transaction or implementation of such operational initiative or operational change, (C) no amounts shall be added pursuant to this clause (c) to the extent duplicative of any amounts that are otherwise added back in computing Consolidated EBITDA (or any other components thereof), whether through a pro forma adjustment or otherwise, with respect to such period, (D) it is understood and agreed that, subject to compliance with the other provisions of this Section 1.08(c), amounts to be included in pro forma calculations pursuant to this Section 1.08(c) may be included in Test Periods in which the Specified Transaction to which such amounts relate to is no longer being given pro forma effect pursuant to Section 1.08(b) and (E) any increase in Consolidated EBITDA as a result of cost savings, operating expense reductions, operating initiatives, other operating improvements and synergies pursuant to this Section 1.08(c) (other than related to the Transactions) shall be subject to the limitation set forth in clause (a)(vii) of the definition of Consolidated EBITDA. (d) In the event that (w) the Parent Borrower or any of its Restricted Subsidiaries incurs (including by assumption or guarantees) or repays (including by redemption, repayment, amortization, retirement, discharge, defeasance or extinguishment) any Indebtedness (other than Indebtedness incurred or repaid under any revolving credit facility or line of credit), (x) the Parent Borrower or any of its Restricted Subsidiaries issues, repurchases or redeems Disqualified Equity Interests, (y) any Restricted Subsidiary issues, repurchases or redeems Preferred Stock or (z) other than for the purposes of determining compliance with Section 7.11 (including Pro Forma Compliance with Section 7.11), any Borrower or any of its Restricted Subsidiaries establishes or eliminates (or designates or undesignates) any Designated Revolving Commitments, in each case included in the calculations of any financial ratio or test, (i) during the applicable Test Period or (ii) subsequent to the end of the applicable Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made, then such financial ratio or test shall be calculated giving pro forma effect to such incurrence or repayment of Indebtedness, or such issuance or redemption of Disqualified Equity Interests or Preferred Stock, in each case to the extent required, as if the same had occurred on the last day of the applicable Test Period (except in the case of the Consolidated Fixed Charge Coverage Ratio (or similar ratio), in which case such incurrence, assumption, guarantee, redemption, repayment, retirement, discharge, defeasance or extinguishment of Indebtedness or such issuance, repurchase or redemption of Disqualified Equity Interests or Preferred Stock will be given effect, as if the same had occurred on the first day of the applicable Test Period) and for all purposes, other than for the purposes of determining compliance with Section 7.11 (including Pro Forma Compliance with Section 7.11), such financial ratio or test shall be calculated giving pro forma effect to the full amount of any undrawn Designated Revolving Commitments as if such full amount of Indebtedness thereunder had been incurred thereunder throughout such period. (e) If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of the event for which the calculation of the Consolidated Fixed Charge Coverage Ratio (or similar ratio) is made had been the applicable rate for the entire period (taking into account any interest hedging arrangements applicable to such Indebtedness). Interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a Financial Officer of the Administrative Borrower to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP. Interest on Indebtedness that may optionally be determined at an interest rate based upon a -71 factor of a prime or similar rate, a Eurocurrency Rate interbank offered rate, or other rate, shall be determined to have been based upon the rate actually chosen, or if none, then based upon such optional rate chosen as the Parent Borrower or such Restricted Subsidiaries may designate. (f) (I) In connection with the calculation of the Consolidated Fixed Charge Coverage Ratio or any Term Loan Leverage Ratio for purposes of incurring Indebtedness (including Preferred Stock) or Disqualified Equity Interests under this Agreement, no effect (pro forma or otherwise) shall be given to any Indebtedness (or Preferred Stock) or Disqualified Equity Interests being incurred (or commitments obtained) on the same date (or on a such other subsequent date which otherwise require Pro Forma Effect to be given to such incurrence (or obtaining of commitments)) pursuant to any fixed dollar basket or basket based on Consolidated EBITDA; and (II) in connection with the calculation of the Consolidated Fixed Charge Coverage Ratio or any Term Loan Leverage Ratio for purposes of incurring any Lien under this Agreement, no effect (pro forma or otherwise) shall be given to any Liens being incurred on the same date (or on a such other subsequent date which otherwise require Pro Forma Effect to be given to such incurrence) pursuant to any fixed dollar basket or basket based on Consolidated EBITDA. (g) Notwithstanding anything in this Agreement or any Loan Document to the contrary, when (a) determining compliance with any provision of this Agreement which requires the calculation of the Consolidated Fixed Charge Coverage Ratio or any Term Loan Leverage Ratio, (b) determining compliance with any provision of this Agreement which requires that no Default, Event of Default or Specified ABL Default has occurred, is continuing or would result therefrom, (c) determining compliance with any provision of this Agreement which requires compliance with any representations and warranties set forth herein, (d) testing availability under baskets set forth in this Agreement (including baskets measured as a percentage of Consolidated EBITDA) or (e) calculating Excess Availability, Historical Excess Availability, and/or Specified Availability, in each case in connection with a Limited Condition Transaction, the date of determination of such ratio or other provisions, determination of whether any Default, Event of Default or Specified ABL Default has occurred, is continuing or would result therefrom, determination of compliance with any representations or warranties or the availability under any baskets shall, at the option of the Administrative Borrower (the Administrative Borrower’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”, which LCT Election may be in respect of one or more of clauses (a), (b), (c), (d) and (e) above), be deemed to be the date the definitive agreements (or other relevant definitive documentation) for such Limited Condition Transaction are entered into (the “LCT Test Date”). If on a pro forma basis after giving effect to such Limited Condition Transaction and the other transactions to be entered into in connection therewith (including any incurrence or issuance of Indebtedness, Disqualified Equity Interests or Preferred Stock and the use of proceeds thereof), with such ratios and other provisions calculated as if such Limited Condition Transaction or other transactions had occurred at the beginning of the most recent Test Period ending prior to the LCT Test Date for which internal financial statements are available (as determined in good faith by the Administrative Borrower), the Parent Borrower could have taken such action on the relevant LCT Test Date in compliance with the applicable ratios, default provisions or other provisions, such ratios, default provisions or other provisions shall be deemed to have been complied with on such date (the “LCT Consummation Date”); provided that (i) on the relevant LCT Test Date, the Payment Conditions shall be required to be satisfied and (ii) on the relevant LCT Consummation Date, sufficient Excess Availability exists for purposes of the incurrence of any extension of credit under the Revolving Credit Facility in connection with such Limited Condition Transaction (if Loans are to be made or Letters of Credit are to be issued) on such date. For the avoidance of doubt, (i) if, following the LCT Test Date, any of such ratios, default provisions or other provisions are exceeded or breached as a result of fluctuations in such ratio (including due to fluctuations in Consolidated EBITDA or other components of such ratio (including due to fluctuations of the Target of any Limited Condition Transaction, including its cash and Cash Equivalents or the amount of such Indebtedness)) or other provisions at or prior to the consummation of the relevant Limited Condition Transaction, such ratios, default provisions or other provisions will not be deemed to have been exceeded or failed to have been satisfied as a result of such fluctuations solely for purposes of determining whether the Limited Condition Transaction is permitted hereunder and (ii) such ratios and compliance with such conditions shall not be tested at the time of consummation of such Limited Condition Transaction or related Specified Transactions. If the Administrative Borrower has made an LCT Election for any Limited Condition Transaction, then in connection with any subsequent calculation of any ratio, basket availability or compliance with any other provision hereunder (other than actual compliance with the Financial Covenant) on or following the relevant LCT Test Date and prior to the earliest of the date on which such Limited Condition Transaction is consummated and the date that the definitive agreement for such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction, any such ratio, basket or compliance with any other provision -72 hereunder shall be calculated on a pro forma basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence or issuance of Indebtedness, Disqualified Equity Interests or Preferred Stock, and the use of proceeds thereof) had been consummated on the LCT Test Date; provided that for purposes of any such calculation of the Consolidated Fixed Charge Coverage Ratio, Consolidated Fixed Charges will be calculated using an assumed interest rate for the Indebtedness to be incurred in connection with such Limited Condition Transaction based on the indicative interest margin contained in any financing commitment documentation with respect to such Indebtedness or, if no such indicative interest margin exists, as reasonably determined by the Administrative Borrower in good faith. Section 1.09 Currency Generally. For purposes of determining compliance with Sections 7.01, 7.03, 7.05, 7.06 and 7.13 and the definition of Permitted Investments with respect to any amount of Indebtedness or Investment in a currency other than Dollars, no Default shall be deemed to have occurred solely as a result of changes in rates of currency exchange occurring after the time such Indebtedness or Investment is incurred (so long as such Indebtedness or Investment, at the time incurred, made or acquired, was permitted hereunder). For purposes of determining any leverage-based ratio or test under this Agreement, the amount of Indebtedness shall reflect the currency translation effects, determined in accordance with GAAP, of Swap Contracts permitted hereunder for currency exchange risks with respect to the applicable currency in effect on the date of determination of the Dollar equivalent of such Indebtedness. Section 1.10 Letters of Credit. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Amount of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Amount of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. ARTICLE II. THE COMMITMENTS AND CREDIT EXTENSIONS . (a) [Reserved]. (b) The Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each Revolving Credit Lender with a Revolving Credit Commitment severally agrees to make loans denominated in Dollars or another Available Currency pursuant to Section 2.02 from its applicable Lending Office to the Borrowers from time to time, on any Business Day during the Availability Period, in an aggregate principal amount at any one time outstanding that will not (after giving effect to any concurrent use of the proceeds thereof to repay LC Disbursements) result in (i) such Lender’s Revolving Credit Exposure exceeding such Lender’s Revolving Credit Commitment or (ii) the Total Revolving Credit Exposure exceeding the Total Revolving Credit Commitments. Within the limits of each Revolving Credit Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.01(b), prepay under Section 2.05, and reborrow under this Section 2.01(b) without premium or penalty (subject to Section 3.05) during the Availability Period. Revolving Credit Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein. (c) Total Revolving Credit Exposure. Notwithstanding anything herein to the contrary, subject to Section 2.01(d), Revolving Credit Loans shall not be made (and shall not be required to be made) by any Lender in any instance where the incurrence thereof (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to repay any amounts theretofore outstanding -73 pursuant to this Agreement) would cause the Total Revolving Credit Exposure to exceed the Line Cap at such time. (d) Agent Advance. In the event that (i) any Borrower is unable to comply with the limitation set forth in Section 2.01(c) or (ii) such Borrower is unable to satisfy the conditions precedent to the making of Revolving Credit Loans set forth in Section 4.02, in either case, the Lenders, subject to the immediately succeeding proviso, hereby authorize the Administrative Agent (including through an Affiliate or branch), for the account of the applicable Lenders, to make Revolving Credit Loans to such Borrower, in either case solely in the event that the Administrative Agent in its Permitted Discretion deems necessary or desirable (A) to preserve or protect the Collateral, or any portion thereof, (B) to enhance the likelihood of repayment of the Obligations or (C) to pay any other amount chargeable to any Borrower pursuant to the terms of this Agreement, including, expenses and fees, which Revolving Credit Loans may only be made as Base Rate Loans (each, an “Agent Advance”) for a period commencing on the date the Administrative Agent first receives a Committed Loan Notice requesting an Agent Advance or otherwise makes an Agent Advance until the earlier of (x) the date such Borrower is again able to comply with the Borrowing Base limitations and the conditions precedent to the making of Revolving Credit Loans, or obtain an amendment or waiver with respect thereto, (y) the date that is thirty (30) days after the funding of the initial Agent Advances and (z) the date the Required Lenders instruct the Administrative Agent to cease making Agent Advances (in each case, the “Agent Advance Period”); provided that the Administrative Agent shall not make any Agent Advance to the extent that at the time of the making of such Agent Advance, the amount of such Agent Advance (I) when added to the aggregate outstanding amount of all other Agent Advances made to the Borrowers at such time, would exceed 10% of the Borrowing Base at such time or (II) when added to the Total Revolving Credit Exposure as then in effect (immediately prior to the incurrence of such Agent Advance), would exceed the Total Revolving Credit Commitments at such time. Agent Advances may be made by the Administrative Agent in its sole discretion and the Borrowers shall have no right whatsoever to require that any Agent Advances be made. (e) Mandatory Borrowing. On any Business Day (but in any event no less frequently than once per week), the Administrative Agent may, in its sole discretion give notice to the Lenders that the Administrative Agent’s outstanding Agent Advances shall be funded with one or more Borrowings of Revolving Credit Loans (provided that such notice shall be deemed to have been automatically given upon the occurrence of an Event of Default under Section 8.01(f) or upon the exercise of any of the remedies provided in the last paragraph of Section 7.01), in which case one or more Borrowings of Revolving Credit Loans constituting Base Rate Loans (each such Borrowing, a “Mandatory Borrowing”) shall be made on the immediately succeeding Business Day by all applicable Lenders pro rata based on each such Lender’s Pro Rata Share (determined before giving effect to any termination of the Revolving Credit Commitments pursuant to Section 8.02) and the proceeds thereof shall be applied directly by the Administrative Agent to repay the Administrative Agent for such outstanding Agent Advances. Each Lender hereby irrevocably agrees to make Revolving Credit Loans upon one (1) Business Day’s notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Administrative Agent notwithstanding (i) the amount of the Mandatory Borrowing may not comply with the minimum Borrowing amounts otherwise required hereunder, (ii) whether any conditions specified in Section 4.02 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) the date of such Mandatory Borrowing, (v) the amount of the Borrowing Base at such time and (vi) whether such Lender’s Revolving Credit Commitment has been terminated at such time. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, as a result of the commencement of a proceeding under any Debtor Relief Law with respect to any Borrower), then each Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrowers on or after such date and prior to such purchase) from the Administrative Agent such participations in the outstanding Agent Advances as shall be necessary to cause the applicable Lenders to share in such Agent Advances ratably based upon their respective Revolving Credit Commitments (determined before giving effect to any termination of the Revolving Credit Commitments pursuant to Section 8.02); provided that (x) all interest payable on the Agent Advances shall be for the account of the Administrative Agent until -74 the date as of which the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participant from and after the time any purchase of participations is actually made and (y) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay the Administrative Agent interest on the principal amount of the participation purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the overnight Federal Funds Rate for the first three (3) days and at the interest rate otherwise applicable to Revolving Credit Loans maintained as Base Rate Loans hereunder for each day thereafter. (f) Debt Assumption. Notwithstanding anything herein or in the Loan Documents to the contrary: (i) On the Closing Date, immediately after the consummation of the Merger and upon the effectiveness of thisthe Existing Credit Agreement, the Initial Borrower shall bebecame the sole Borrower hereunderunder the Existing Credit Agreement and under the Loan Documents. (ii) On the Closing Date, immediately after the payment of any Transaction Expenses payable on the Closing Date, the Company will becomebecame a party hereto and to the Loan Documents and will bebecame the Parent Borrower and all rights, title, interests, liabilities, duties and obligations (including the Indebtedness and Obligations of the Initial Borrower) in, to and under this Agreement, the other Loan Documents and any other documents in connection therewith shall be, and shall be deemed to be,were assumed by the Company and the Company agreesagreed to pay, perform and discharge all of the Initial Borrower’s obligations and covenants as “Parent Borrower” and a “Loan Party” thereunder in accordance with the terms of this Agreement and the other Loan Documents and otherwise be liable for such Indebtedness and to perform and discharge all of the Obligations and any and all obligations under this Agreement, the other Loan Documents and any other documents in connection therewith (the transactions described in this Section 2.01(f)(ii), collectively, the “Debt Assumption”). Immediately after the Debt Assumption, the Closing Date Refinancing shall bewas consummated. For the avoidance of doubt, any references to “this Agreement” in this Section 2.01(f)(ii) shall mean: (x) prior to the Amendment No. 1 Effective Date, the Existing Credit Agreement and (y) on and after the Amendment No. 1 Effective Date, the Existing Credit Agreement as amended pursuant to Amendment No. 1. Section 2.02 Loans and Borrowings. (a) Each Revolving Credit Loan (other than a Swing Line Loan or an Agent Advance) shall be made as part of a Borrowing consisting of Revolving Credit Loans made by the Lenders ratably in accordance with their respective Revolving Credit Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder. Any Agent Advance and any Swing Line Loan shall be made in accordance with the procedures set forth in Section 2.01 and Section 2.04, respectively. (b) Subject to Section 3.03, (i) each Revolving Credit Borrowing shall be comprised entirely of Base Rate Loans or Eurocurrency Rate Loans as the Administrative Borrower may request in accordance herewith, (ii) each Revolving Credit Borrowing consisting of Base Rate Loans shall be comprised entirely of Base Rate Loans and (iii) each Revolving Credit Borrowing consisting of Eurocurrency Rate Loans shall be comprised entirely of Eurocurrency Rate Loans. Each Lender at its option may make any Eurocurrency Rate Loan or Base Rate Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided, that any exercise of such option shall not affect the obligation of the applicable Lender to make such Loan and the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this Agreement. (c) At the commencement of each Interest Period for any Eurocurrency Rate Loan, such Borrowing shall be in an increment of $500,000 or a whole multiple of $500,000 in excess thereof; provided, that a Revolving Credit Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Revolving Credit Commitments under the applicable Revolving Credit Facility or that is required to finance the reimbursement of an -75

LC Disbursement as contemplated by Section 2.03(e). Borrowings of more than one Type and Class may be outstanding at the same time; provided, that there shall not, at any time, be more than a total of ten (10) Interest Periods outstanding. (d) Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the applicable Maturity Date for such Borrowing. (e) To request a Revolving Credit Borrowing (other than a Swing Line Loan), the Administrative Borrower shall notify the Administrative Agent of such request electronically (such notice in respect of the initial Credit Extensions, or in connection with any Permitted Acquisition or other transaction permitted under this agreement, may be conditioned on the occurrence of the Closing Date or the occurrence of such Permitted Acquisition or other transaction, as applicable, so long as the Borrowers indemnify the Lenders for any amounts that would be payable under Section 3.05) (a) in the case of a Eurocurrency Rate Loan, not later than 12:00 noon, New York City time, three (3) Business Days before the date of the proposed Borrowing (other than Eurocurrency Rate Loans to be incurred on the Closing Date for which notice may be given not later than 12:00 noon, New York City time, one (1) Business Day prior to the Closing Date) and (b) in the case of a Base Rate Loan including Agent Advances), not later than 12:00 noon, New York City time, on the date of the proposed Borrowing. Each such Committed Loan Notice submitted electronically shall be irrevocable and shall specify the following information in compliance with Section 2.02: (i) the applicable Borrower with respect to such Borrowing; (ii) the currency and aggregate amount of the requested Borrowing; (iii) the date of such Borrowing, which shall be a Business Day; (iv) whether such Borrowing is to be an Base Rate Loan or a Eurocurrency Rate Loan; (v) in the case of a Eurocurrency Rate Loan, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; (vi) the location and number of the account to which funds are to be disbursed; (vii) the Borrowing Base at such time; and (viii) in the case of an Base Rate Loan, whether the Revolving Credit Loans made pursuant to such Borrowing constitute Agent Advances (it being understood that the Administrative Agent shall be under no obligation to make such Agent Advance). If no election as to the Type of Revolving Credit Borrowing is specified, then the requested Revolving Credit Borrowing shall be deemed to be a Base Rate Loan. If no Interest Period is specified with respect to any requested Eurocurrency Rate Loan, then the Administrative Borrower shall be deemed to have selected an Interest Period of one (1) month’s duration. Promptly following receipt of a Committed Loan Notice in accordance with this Section 2.02(e), the Administrative Agent shall advise each applicable Lender under the relevant Facility of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. The Administrative Agent may act without liability upon the basis of communications submitted electronically of such Borrowing or prepayment, as the case may be, believed by the Administrative Agent in good faith to be from a Responsible Officer of the Administrative Borrower. Section 2.03 Letters of Credit. (a) Subject to the terms and conditions set forth herein, any Issuing Bank, in reliance on the agreements of the Lenders set forth in Section 2.03(d), agrees to issue trade and standby Letters of Credit -76 denominated in Dollars or another Available Currency for the account of any Borrower, or the account of such Borrower for the benefit of any Restricted Subsidiary, in each case, on any Business Day during the applicable Availability Period in such form as may be approved from time to time by such Issuing Bank; provided, that no Issuing Bank shall have any obligation to issue any Letter of Credit if, after giving effect to such issuance, (i) the LC Exposure with respect to Letters of Credit would exceed the LC Sublimit, (ii) the Total Revolving Credit Exposure would exceed the Line Cap at such time, or (iii) such Letter of Credit is to be issued in any currency other than Dollars. Additionally, no Issuing Bank shall be under any obligation to issue or renew any Letter of Credit if the Letter of Credit is to be denominated in a currency other than Dollars. Subject to the terms and conditions set forth herein, the Administrative Borrower may request the issuance of Letters of Credit for the benefit of any Borrower or applicable Restricted Subsidiary, in a form reasonably acceptable to the applicable Issuing Bank, at any time and from time to time during the Availability Period (but not later than the date that is three (3) Business Days prior to the Maturity Date, unless Cash Collateralized or backstopped on terms reasonably acceptable to the Issuing Bank and the Administrative Agent)); provided, further, that, notwithstanding anything to the contrary herein, no Issuing Bank shall have any obligation to issue any Letter of Credit if the issuance of such Letter of Credit would violate one or more policies of such Issuing Bank applicable to letters of credit generally. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of the LC Application or other agreement submitted by the Administrative Borrower to, or entered into by the applicable Borrower with, the applicable Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. Any purported grant of a security interest in any LC Document shall be null and void. (b) To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Administrative Borrower shall hand deliver or fax (or transmit electronically if (i) Bank of America, N.A. is the applicable Issuing Bank or (ii) arrangements for doing so have been approved by any other applicable Issuing Bank) to the applicable Issuing Bank and the Administrative Agent (at least three (3) Business Days (or such shorter period as may be agreed by the applicable Issuing Bank and the Administrative Agent) in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section 2.03), the amount and currency of such Letter of Credit, the applicable Borrower with respect to such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by an Issuing Bank, the Administrative Borrower also shall submit a LC Application on such Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Administrative Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (A) the LC Exposure with respect to Letters of Credit shall not exceed the LC Sublimit, (B) the Total Revolving Credit Exposure shall not exceed the sum of the Total Revolving Credit Commitments at such time and (C) the Total Revolving Credit Exposure shall not exceed the Line Cap at such time. (c) Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) (A) with respect to any standby Letter of Credit, the date that is one (1) year after the date of issuance of such standby Letter of Credit (or, in the case of any renewal or extension thereof, the date that is one (1) year after the date of such renewal or extension) and (B) with respect to any trade Letter of Credit, the date that is one hundred eighty (180) days after the date of issuance of such trade Letter of Credit and (ii) the date that is three (3) Business Days prior to the Maturity Date (unless other provisions or arrangements reasonably satisfactory to the applicable Issuing Bank shall have been made with respect to such Letter of Credit). If the Administrative Borrower so requests in any notice requesting the issuance of a Letter of Credit, the applicable Issuing Bank shall issue a Letter of Credit that has automatic renewal provisions (each, an “Auto Renewal Letter of Credit”); provided, that the Administrative Borrower shall be required to make a specific request to the applicable Issuing Bank for any such renewal. Once an Auto Renewal Letter of Credit has been issued, the Lenders shall be deemed to have authorized the renewal of such Letter of Credit at any time to an expiry date not later than the earlier of (i) the date that is one (1) year from the date of such renewal (or such longer period as may be agreed by the applicable Issuing Bank three (3) Business Days prior to the Maturity Date (unless other provisions or arrangements reasonably satisfactory to the applicable Issuing Bank shall have been made with respect to such Letter of Credit); provided, that the applicable Issuing Bank shall not permit any such renewal if such Issuing Bank has determined that it would have no obligation at such time to -77 issue such Letter of Credit in its renewed form under the terms hereof (by reason of the provisions of Section 4.02 or otherwise). (d) By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of any Issuing Bank or the Lenders, the applicable Issuing Bank hereby grants to each Lender (with respect to each Letter of Credit), and each Lender hereby acquires from the applicable Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Pro Rata Share of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, (A) each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the applicable Issuing Bank, such Lender’s Pro Rata Share of each LC Disbursement with respect to a Letter of Credit made by such Issuing Bank, in Dollars, and not reimbursed by the applicable Borrower on the date due as provided in paragraph (e) of this Section 2.03, or of any reimbursement payment required to be refunded to the applicable Borrower for any reason in respect thereof. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this Section 2.03(d) in respect of Letters of Credit and such Lender’s obligations under Section 2.03(e) are absolute and unconditional and shall not be affected by any circumstance including (i) any setoff, counterclaim, recoupment, defense or other right that such Lender may have against the applicable Issuing Bank, the applicable Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Article IV, (iii) any adverse change in the condition (financial or otherwise) of the applicable Borrower, (iv) any breach of this Agreement or any other Loan Document by the Borrowers, any other Loan Party or any other Lender or any reduction in or termination of the Revolving Credit Commitments or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. (e) If any Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the applicable Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement, in the same currency as the LC Disbursement, not later than 2:00 p.m., New York City time, on the Business Day that the Administrative Borrower receives notice that such LC Disbursement is made (or, if the Administrative Borrower receives such notice after 12:00 noon, New York City time, not later than 2:00 p.m., New York City time on the Business Day immediately following the day that the Administrative Borrower receives such notice); provided, that (if the conditions of Sections 4.02(a), (b) and (d) are satisfied) the applicable Borrower shall have the absolute and unconditional right to require that such payment be financed with a Borrowing of Base Rate Loans, in each case in an equivalent amount and, to the extent so financed, the applicable Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Revolving Credit Borrowing. If the applicable Borrower fails to make such payment when due, or finance such payment in accordance with the proviso to the preceding sentence, the applicable Issuing Bank shall promptly notify the Administrative Agent of the applicable LC Disbursement and the Administrative Agent shall promptly notify each Lender of the applicable LC Disbursement, the payment then due from the applicable Borrower in respect thereof and such Lender’s Pro Rata Share thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its Pro Rata Share of the payment then due from the applicable Borrower by wire transfer of immediately available funds to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders not later than 3:00 p.m., New York City time, on the date such notice is received (or, if such Lender shall have received such notice later than 1:00 noon, New York City time on such day, not later than 10:00 a.m., New York City time, on the immediately following Business Day), and the Administrative Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the applicable Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse any Issuing Bank for any LC Disbursement (other than the funding of Base Rate Loans or Eurocurrency Rate Loans as contemplated above) shall not constitute a Loan and shall not relieve the applicable Borrower of its obligation to reimburse such LC Disbursement. If any Lender shall not have made its Pro Rata Share of an LC Disbursement available to the Administrative Agent as provided above, such Lender and the applicable Borrower severally agree to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with this Section 2.03(e) to but excluding the date such amount is paid, to the Administrative Agent for the account of the applicable Issuing Bank at (i) in the case of the Borrowers, a rate per annum equal to the interest rate applicable to -78

Base Rate Loans and (ii) in the case of such Lender, for the first such day, the Federal Funds Rate, and for each day thereafter, the Base Rate. (f) Each Borrower’s obligation to reimburse LC Disbursements as provided in Section 2.03(e) and each Lender’s obligations under paragraphs (d) and (e) of this Section 2.03 shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the applicable Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, (iv) any adverse change in the exchange rate or in the availability of an Available Currency to any Borrower or any of the Restricted Subsidiaries or in the relevant currency markets generally, or (v) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.03, constitute a legal or equitable discharge of, or provide a right of setoff against, each Borrower’s obligations hereunder. None of the Administrative Agent, the Lenders or the Issuing Banks, or any of their respective Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the applicable Issuing Bank; provided, that the provisions of this Section 2.03(f) shall not be construed to excuse the applicable Issuing Bank from liability to any Borrower to the extent of any direct damages (as opposed to indirect, consequential, special and punitive damages, claims in respect of which are hereby waived by such Borrower to the extent permitted by applicable law) suffered by such Borrower that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence, bad faith or willful misconduct on the part of any Issuing Bank (as finally determined by a court of competent jurisdiction), the applicable Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in material compliance with the terms of a Letter of Credit, the applicable Issuing Bank may, in its sole discretion, in good faith either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (g) Each Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit issued by such Issuing Bank. Each Issuing Bank shall promptly notify the Administrative Agent and the Administrative Borrower electronically of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided, that any failure to give or delay in giving such notice shall not relieve the applicable Borrower of its obligation to reimburse such Issuing Bank and the Lenders with respect to any such LC Disbursement. (h) If any Issuing Bank shall make any LC Disbursement, then, unless the applicable Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the applicable Borrower reimburses such LC Disbursement, at the rate per annum equal to the Base Rate; provided, that, if the applicable Borrower fails to reimburse such LC Disbursement, including by requiring that such payment be financed with a Base Rate Loan pursuant to paragraph (e) of this Section 2.03, then Section 2.08(b) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section 2.03 to reimburse such Issuing Bank shall be for the account of such Lender to the extent of such payment. (i) An Issuing Bank may resign upon thirty (30) days’ prior written notice to the Administrative Borrower and the Administrative Agent. An Issuing Bank may be replaced at any time by written agreement among the Borrowers, the Administrative Agent, the replaced Issuing Bank (provided, that no consent of the replaced Issuing Bank will be required if it has no Letters of Credit or Reimbursement Obligations with respect thereto -79 outstanding) and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such resignation or replacement of such Issuing Bank. At the time any such resignation or replacement shall become effective, the Borrowers shall pay all unpaid fees in respect of the Revolving Credit Facility, in each case, accrued for the account of the replaced Issuing Bank pursuant to Section 2.09(d). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the resignation or replacement of an Issuing Bank hereunder, the resigned or replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to renew existing Letters of Credit or issue additional Letters of Credit. (j) If any Event of Default under Section 8.01(f) with respect to the Parent Borrower or any Borrower shall occur and be continuing or if the Loans have been accelerated pursuant to Section 8.02 as a result of any Event of Default, on the Business Day that the Administrative Borrower receives notice from an Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposure representing greater than 50.0% of the total LC Exposure), in each case, demanding the deposit of Cash Collateral pursuant to this paragraph, the applicable Borrower, shall deliver Cash Collateral to the Administrative Agent, for the benefit of the applicable Lenders, an amount in cash equal to 102% of the applicable LC Exposure as of such date. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the Letter of Credit obligations (including related fees and expenses) of the applicable Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made in Cash Equivalents at the option and reasonable discretion of the Administrative Agent and at the applicable Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be released by the Administrative Agent to be applied by the Administrative Agent to reimburse the applicable Issuing Bank for LC Disbursements for which it has not been reimbursed and to pay all fees and expenses relating to Letters of Credit that were not otherwise paid when due and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the applicable Borrower for the applicable LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing greater than 50.0% of the total LC Exposure), be applied to satisfy other obligations of such Borrower under this Agreement. If any Borrower is required to provide an amount of Cash Collateral hereunder as a result of the occurrence of an Event of Default specified above, such amount (to the extent not applied as aforesaid) shall be returned to such Borrower within two (2) Business Days after such Event of Default has been cured or waived (unless the Revolving Credit Commitments have been terminated and the Obligations have been accelerated, in each case in accordance with Section 8.02). (k) If the Maturity Date of any Class of Revolving Credit Commitments occurs prior to the expiration of any Letter of Credit, then (i) if one or more other Classes of Revolving Credit Commitments in respect of which the Maturity Date shall not have occurred are then in effect and such Letter of Credit would otherwise be available under such Class of Revolving Credit Commitments, such Letter of Credit shall automatically be deemed to have been issued (including for purposes of the obligations of the Lenders to purchase participations therein and to make payments in respect thereof pursuant to Sections 2.03(d) and (e)) under (and ratably participated in by the Lenders pursuant to) the Revolving Credit Commitments in respect of which the Maturity Date shall not have occurred up to an aggregate amount not to exceed the aggregate amount of the unutilized Revolving Credit Commitments thereunder at such time (it being understood that no partial face amount of any Letter of Credit may be so reallocated) and (ii) to the extent not reallocated pursuant to the immediately preceding clause (i), the applicable Borrower shall Cash Collateralize any such Letter of Credit in accordance with Section 2.03(j). For the avoidance of doubt, commencing on the Maturity Date of any Class of Revolving Credit Commitments, the sublimit for Letters of Credit under any Class of Revolving Credit Commitments that has not so then matured shall be as agreed in the relevant Extension Amendment with the applicable Lenders. (l) If the Maturity Date occurs prior to the expiration of any Letter of Credit, then the applicable Borrower shall Cash Collateralize any such Letter of Credit in accordance with Section 2.03(j). -80

(m) If any LC Exposure exists at the time a Lender becomes a Defaulting Lender then: (i) all or any part of the LC Exposure of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders in accordance with their respective Pro Rata Share in respect of the Revolving Credit Facility, but only to the extent (A) the sum of all non-Defaulting Lenders’ Revolving Credit Exposure plus such Defaulting Lender’s LC Exposure does not exceed the total of all non-Defaulting Lenders’ Revolving Credit Commitments and (B) the Revolving Credit Exposure of each non-Defaulting Lender after giving effect to such reallocation does not exceed the Revolving Credit Commitment of such non-Defaulting Lender; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, each Borrower shall, within three (3) Business Days following notice by the Administrative Agent, Cash Collateralize for the benefit of each applicable Issuing Bank in accordance with Section 2.03(j) only such Borrower’s obligations corresponding to such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 8.02 for so long as such LC Exposure is outstanding; (iii) if a Borrower Cash Collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to clause (ii) above, such Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.09(d) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is Cash Collateralized except to the extent of such fees that became due and payable by such Borrower prior to the date such Lender became a Defaulting Lender (it being understood that any Cash Collateral provided pursuant to this Section 2.03 shall be released promptly following the termination of the Defaulting Lender status of the applicable Lender); (iv) if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.09(c) and (d) shall be adjusted in accordance with such non-Defaulting Lenders’ Pro Rata Share; and (v) if all or any portion of such Defaulting Lender’s LC Exposure is neither reallocated nor Cash Collateralized pursuant to clause (i) or (ii) above, then, (A) without prejudice to any rights or remedies of any Issuing Bank or any other Lender hereunder, all fees payable under Section 2.09(d) with respect to such Defaulting Lender’s LC Exposure shall be payable to each applicable Issuing Bank until and to the extent that such LC Exposure is reallocated and/or Cash Collateralized and (B) the applicable Issuing Bank will have no obligation to issue new Letters of Credit, or to extend or renew existing Letters of Credit to the extent LC Exposure would exceed the non-Defaulting Lenders’ Revolving Credit Commitments, unless such Borrower’s obligations corresponding to such Defaulting Lender’s LC Exposure is Cash Collateralized to the Issuing Bank’s reasonable satisfaction. (n) Schedule 1.01F contains a schedule of certain letters of credit issued prior to the Closing Date by Bank of America, N.A. for the account of the Beta Entities and the Omega Entities. On the Closing Date (i) such letters of credit, to the extent outstanding, shall be deemed to be Letters of Credit issued pursuant to this Section 2.03 for the account of the Borrowers, (ii) the face amount of such letters of credit shall be included in the calculation of LC Obligations and (iii) all liabilities of the Borrowers with respect to such letters of credit shall constitute Obligations. Section 2.04 Swing Line Loans. (a) Subject to the terms and conditions set forth herein, the Swing Line Lender may in its discretion, and in reliance upon the agreements of the other Lenders set forth in this Section 2.04, make available loans in Dollars to the Borrowers (the “Swing Line Loans”) from time to time during the Availability Period in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swing Line Loans exceeding the Swing Line Sublimit or (ii) the Total Revolving Credit Exposure exceeding the Line Cap at such time; provided, further, that the Swing Line Lender shall not be required to make a Swing Line -81

Loan to refinance an outstanding Swing Line Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Swing Line Loans. To request a Swing Line Loan, the Administrative Borrower shall notify the Administrative Agent of such request electronically in the form of a Swing Line Loan Notice, not later than 2:00 p.m., New York City time, on the day of a proposed Swing Line Loan. Each such Swing Line Loan Notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swing Line Loan. The Administrative Agent will promptly advise the Swing Line Lender of any such Swing Line Loan Notice received from the Administrative Borrower. The Swing Line Lender shall make each Swing Line Loan available to the Borrowers by means of a credit to the account identified in the Swing Line Loan Notice (including, in the case of a Swing Line Loan made to finance the reimbursement of a LC Disbursement, by remittance to the applicable Issuing Bank, and in the case of repayment of another Loan or fees or expenses as provided by Section 2.04(c), by remittance to the Administrative Agent to be distributed to the Lenders) on the requested date of such Swing Line Loan. (b) Settlement of Swing Line Loans among Lenders and Administrative Agent shall take place on a date determined from time to time by Administrative Agent (but at least weekly, unless the settlement amount is less than $5,000,000), on a pro rata basis in accordance with the settlement report delivered by Administrative Agent to the Lenders. Between settlement dates, Administrative Agent may in its discretion apply payments on Revolving Credit Loans to Swing Line Loans, regardless of any designation by Administrative Borrower or any provision herein to the contrary. (c) In addition, the Swing Line Lender may by written notice given to the Administrative Agent not later than 4:00 p.m., New York City time, on any Business Day require the Lenders to acquire participations on such Business Day in all or a portion of the Swing Line Loans outstanding. Such notice shall specify the aggregate amount of Swing Line Loans in which Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Lender, specifying in such notice such Lender’s Pro Rata Share of such Swing Line Loan or Loans. Each Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swing Line Lender, such Lender’s Pro Rata Share of such Swing Line Loan or Loans. Each Lender acknowledges and agrees that its obligation to acquire participations in Swing Line Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Revolving Credit Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.12 with respect to Loans made by such Lender (and Section 2.12 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Swing Line Lender the amounts so received by it from the Lenders. The Administrative Agent shall notify the Administrative Borrower of any participations in any Swing Line Loan acquired pursuant to this paragraph. Any amounts received by the Swing Line Lender from the Borrowers (or other party on behalf of any Borrower) in respect of a Swing Line Loan after receipt by the Swing Line Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph and to the Swing Line Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swing Line Lender or the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to any Borrower for any reason. The purchase of participations in a Swing Line Loan pursuant to this paragraph shall not relieve the Borrowers of any default in the payment thereof. Section 2.05 Prepayments. (a) Optional. (i) The Borrowers may, upon notice to the Administrative Agent by the Borrowers, at any time or from time to time voluntarily prepay any Class or Classes of Revolving Credit Loans of any Class or Classes in whole or in part without premium or penalty (other than as required by Section 3.05); provided that (1) such notice must be received by the Administrative Agent not later than 11:30 a.m. (A) three (3) Business Days prior to any date of prepayment of Eurocurrency Rate Loans and (B) on the date of prepayment of Base Rate Loans; (2) any prepayment of Eurocurrency Rate Loans shall be in a minimum principal amount of $1,000,000, or a whole multiple of $500,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding; and (3) any prepayment of Base Rate Loans shall be in a minimum principal amount of $500,000 or a whole -82 multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Class(es) and Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share or other applicable share provided for under this Agreement of such prepayment. If such notice is given by the Borrowers, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. In the case of each prepayment of the Loans pursuant to this Section 2.05(a), the Borrowers may in its sole discretion select the Class or Classes of Borrowing or Borrowings (and the order of maturity of principal payments) to be repaid, and such payment shall be paid to the Appropriate Lenders in accordance with their respective Pro Rata Shares or other applicable share provided for under this Agreement; provided that optional prepayments shall be applied (i) first, to accrued interest on the amount of Revolving Credit Loans prepaid, and (ii) second, to the outstanding principal amount of any class of Revolving Credit Loans. Notwithstanding anything to the contrary in this Agreement, (x) after any Extension, the Borrower may voluntarily prepay any Borrowing of any Class of non-extended Revolving Credit Loans (and terminate the related Revolving Credit Commitment) pursuant to which the related Extension Offer was made or may voluntarily prepay any Borrowing of any Extended Revolving Credit Loans (and terminate the related Extended Revolving Credit Commitment) pursuant to which the related Extension Offer was made without any obligation to voluntarily prepay the corresponding non-extended Revolving Credit Loans and (y) after the incurrence or issuance of any Revolving Credit Loans pursuant to any Incremental Revolving Credit Commitments, the Borrower may voluntarily prepay (and terminate the related Commitment with respect to) any Borrowing of any other Revolving Credit Loans without any obligation to voluntarily prepay (or terminate the related Commitment with respect to) any Class of Loans issued under any Incremental Revolving Credit Commitments, or may voluntarily prepay (and terminate the related Commitment with respect to) any Borrowing of any Class of Loans issued under any Incremental Revolving Credit Commitments without any obligation to voluntarily prepay (or terminate the related Commitment with respect to) any Revolving Credit Loans. (ii) The Borrowers may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (2) any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple of $50,000 in excess thereof or, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrowers, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. (iii) Notwithstanding anything to the contrary contained in this Agreement, the Borrowers may rescind (or delay the date of prepayment identified in) any notice of prepayment under Section 2.05(a)(i) or 2.05(a)(ii) if such prepayment would have resulted from a refinancing of all or a portion of the applicable Facility or the occurrence of another event, which refinancing or other event shall not be consummated or shall otherwise be delayed; provided that the Borrowers shall pay to the applicable Lenders all amounts payable under Section 3.05 in connection with such rescission. (b) Mandatory. (i) If for any reason, at any time the Total Revolving Credit Exposure exceeds the Line Cap, the applicable Borrowers shall within one (1) Business Day after receipt of written notice thereof from the Administrative Agent prepay Revolving Credit Loans and/or Cash Collateralize Letters of Credit (in accordance with Section 2.03(j)) in an aggregate amount equal to the amount that Total Revolving Credit Exposure exceeds the Line Cap. (ii) Amounts to be applied pursuant to this Section 2.05(b) shall be applied to reduce Revolving Credit Exposure (it being understood that Revolving Credit Exposure shall be deemed reduced to the extent of any Cash Collateralization of LC Exposure solely for purposes of determining whether any further mandatory prepayment is required); provided that to the extent that any Revolving Credit Exposure is reduced by prepaying Revolving Credit Loans, such amounts shall be applied (A) first, to reduce outstanding Revolving Credit Loans consisting of Base Rate Loans and (B) any amounts remaining after each such application shall be applied to prepay outstanding Revolving Credit Loans consisting of Eurocurrency Rate Loans in a manner that minimizes the amount of any -83 payments required to be made by the Borrowers pursuant to Section 3.05. No permanent reduction of Revolving Credit Commitments will be required in connection with any prepayment pursuant to this Section 2.05. (c) Interest Funding Losses, Etc. (i) Except to the extent otherwise agreed by each Lender so being prepaid, all prepayments of Loans (other than any Revolving Credit Loan that is a Base Rate Loan and any Swing Line Loan) shall be accompanied by all accrued and unpaid interest thereon to but not including the date of such prepayment, together with, in the case of any such prepayment of a Eurocurrency Rate Loan on a date prior to the last day of an Interest Period therefor, any amounts owing in respect of such Eurocurrency Rate Loan pursuant to Section 3.05. (ii) Notwithstanding any of the other provisions of this Section 2.05, so long as no Event of Default shall have occurred and be continuing, if any prepayment of Eurocurrency Rate Loans is required to be made under this Section 2.05, prior to the last day of the Interest Period therefor, in lieu of making any payment pursuant to this Section 2.05 in respect of any such Eurocurrency Rate Loan prior to the last day of the Interest Period therefor, the Borrowers may, in its sole discretion, irrevocably deposit an amount sufficient to make any such prepayment otherwise required to be made thereunder together with accrued interest to the last day of such Interest Period into a Cash Collateral Account until the last day of such Interest Period, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from any Borrower or any other Loan Party) to apply such amount to the prepayment of such Loans in accordance with this Section 2.05. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall also be authorized (without any further action by or notice to or from the Borrowers or any other Loan Party) to apply such amount to the prepayment of the outstanding Loans in accordance with the relevant provisions of this Section 2.05. Such deposit shall be deemed to be a prepayment of such Loans by the Borrowers for all purposes under this Agreement at the time of such prepayment. Section 2.06 Termination or Reduction of Commitments. (a) Optional. The Borrowers may, upon written notice to the Administrative Agent, terminate the unused Commitments of any Class, or from time to time permanently reduce the unused Commitments of any Class, in each case without premium or penalty; provided that (i) any such notice shall be received by the Administrative Agent at least 11:00 a.m. three (3) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $1,000,000, or any whole multiple of $500,000 in excess thereof or, if less, the entire amount thereof, (iii) any termination or permanent reduction of any Revolving Credit Commitments pursuant to this Section 2.06(a) shall be applied as directed by the Borrower, including as to any Class of Extended Revolving Credit Commitments or existing Revolving Credit Commitments (including any Incremental Revolving Credit Commitments), (iv) if, after giving effect to any reduction of the Revolving Credit Commitments, the LC Sublimit or the Swing Line Sublimit exceeds the amount of the Revolving Credit Facility, such sublimit shall be automatically reduced by the amount of such excess and (v) in any event, the applicable Borrower shall not terminate or reduce the Revolving Credit Commitments if, after giving effect to any concurrent prepayment of the Revolving Credit Loans in accordance with Section 2.05, the Total Revolving Credit Exposure would exceed the Line Cap at such time. Notwithstanding the foregoing, the Administrative Borrower may rescind or postpone any notice of termination of any Commitments prior to the effectiveness of such termination if such termination would have resulted from a refinancing of all or a portion of the applicable Facility or other conditional event, which refinancing or other conditional event shall not be consummated or otherwise shall be delayed. Except as provided above, the amount of any such Revolving Credit Commitment reduction shall not be applied to the LC Sublimit or the Swing Line Sublimit unless otherwise specified by the Borrowers. (b) Mandatory. The Revolving Credit Commitment of each Revolving Credit Lender of a Class shall automatically and permanently terminate on the Maturity Date for such applicable Class of Revolving Credit Commitments; provided that (x) the foregoing shall not release any Revolving Credit Lender from any liability it may have for its failure to fund Revolving Credit Loans, LC Credit Extensions or participations in Swing Line Loans that were required to be funded by it on or prior to such Maturity Date and (y) the foregoing will not release any Revolving Credit Lender from any obligation to fund its portion of LC Credit Extensions or participations in Swing Line Loans with respect to Letters of Credit issued or Swing Line Loans made prior to such Maturity Date, in each case, other than to the extent such participations have been reallocated pursuant to the terms hereof. The commitments of the Issuing Banks to issue, amend, renew or extend any Letters of Credit shall automatically -84 terminate on the earlier to occur of (i) the termination of the Revolving Credit Commitments and (ii) the date that is three (3) Business Days prior to the applicable Maturity Date. (c) Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Appropriate Lenders of any termination or reduction of unused portions the unused Commitments of any Class under this Section 2.06. Upon any reduction of unused Commitments of any Class, the Commitment of each Lender of such Class shall be reduced by such Lender’s Pro Rata Share of the amount by which such Commitments are reduced (other than the termination of the Commitment of any Lender as provided in Section 3.07). All commitment fees accrued until the effective date of any termination of the Commitments of any Facility shall be paid on the effective date of such termination. Section 2.07 Repayment of Loans. (a) [Reserved]. (b) Revolving Credit Loans. The Borrowers shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders on the Maturity Date for any Class of Revolving Credit Commitments the aggregate outstanding principal amount of all Revolving Credit Loans made in respect of such Revolving Credit Commitments. (c) Swing Line Loans. The Borrowers shall repay the aggregate principal amount of each Swing Line Loan on the earlier to occur of (i) thirty (30) days after such Loan is made and (ii) the Latest Maturity Date for the Revolving Credit Commitments. Section 2.08 Interest. (a) Subject to the provisions of Section 2.08(b), (i) each Eurocurrency Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus the Applicable Rate; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for Revolving Credit Loans made under the Initial Revolving Credit Commitments. (b) During the continuance of an Event of Default under Section 8.01(a), the Borrowers shall pay interest on past due amounts owing by it hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws; provided that no interest at the Default Rate shall accrue or be payable to a Defaulting Lender so long as such Lender shall be a Defaulting Lender. Accrued and unpaid interest on such amounts (including interest on past due interest) shall be due and payable upon written demand. (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. Section 2.09 Fees. (a) [Reserved]. (b) Agent Fees. The Borrowers shall pay to the Agents and the Commitment Parties such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever (except as expressly agreed between the Borrowers and the applicable Agent or Commitment Party). -85

(c) Commitment Fee. The Borrowers shall pay to the Administrative Agent for the account of each Lender (other than any Defaulting Lenders) in accordance with its Pro Rata Share, a commitment fee for the period from the Closing Date to but excluding the Maturity Date (or such earlier date on which the Revolving Credit Commitments shall have expired or terminated) equal to the Commitment Fee Rate divided by three hundred and sixty (360) days and multiplied by the number of days in the fiscal quarter and then multiplied by the amount, if any, by which the Average Facility Balance with respect to the Revolving Credit Facility for such fiscal quarter (or portion thereof that the Revolving Credit Commitments are in effect) is less than the aggregate amount of the Revolving Credit Commitments; provided that if the Revolving Credit Commitments are terminated on a day other than the first day of a fiscal quarter, then any such fee payable for the fiscal quarter in which termination shall occur shall be paid on the effective date of such termination and shall be based upon the number of days that have elapsed during such period. The foregoing notwithstanding, in accordance with Section 2.14(b), the applicable lenders may consent to a different Commitment Fee Rate to be paid pursuant to the terms of any applicable Incremental Amendment or Extension Offer. Accrued Commitment Fees shall be payable in arrears on the first day of each January, April, July and October of each year and on the date on which the Revolving Credit Commitments terminate, commencing on September 30, 2019. All Commitment Fees shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (d) Letter of Credit Fees. (i) Each applicable Borrower agrees to pay to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate used to determine the interest rate applicable to Eurocurrency Rate Loans on the average daily amount of such Lender’s LC Exposure in respect of Letters of Credit (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Closing Date to but excluding the later of the date on which such Lender’s Revolving Credit Commitment terminates and the date on which such Lender ceases to have any LC Exposure with respect to any Letters of Credit. Each Borrower, severally but not jointly, agrees to pay to each Issuing Bank a fronting fee, which shall accrue at the rate of 0.125% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) attributable to the Letters of Credit issued by such Issuing Bank on account of such Borrower during the period from and including the Closing Date to but excluding the later of the date of termination of the Revolving Credit Commitments and the date on which there ceases to be any LC Exposure attributable to the Letters of Credit issued by such Issuing Bank, as well as such Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Accrued participation fees and fronting fees under this paragraph (b) shall be payable in Dollars on the first day of each January, April, July and October of each year and on the date on which the Revolving Credit Commitments terminate, commencing on September 30, 2019; provided, that any such fees accruing after the date on which the Revolving Credit Commitments terminate shall be payable on demand. Any other fees payable to any Issuing Bank pursuant to this paragraph shall be payable within thirty (30) days after written demand therefor. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day) Section 2.10 Computation of Interest and Fees. All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to the Eurocurrency Rate) shall be made on the basis of a year of three hundred sixty-five (365) days, or three hundred sixty-six (366) days, as applicable, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a three hundred sixty (360) day year and actual days elapsed, or, in the case of interest in respect of Loans denominated in an Available Currency other than Dollars as to which market practice differs from the foregoing, in accordance with such market practice. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one (1) day. In computing interest on any Loan, the day such Loan is made or converted to a Loan of a different Type shall be included for purposes of calculating interest on a Loan of such different Type and the date such Loan is repaid or converted to a Loan of a different Type, as the case may be, shall be excluded. Each -86 determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. Section 2.11 Evidence of Indebtedness. (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and evidenced by one or more entries in the Register maintained by the Administrative Agent, acting solely for purposes of United States Treasury Regulation Section 5f.103-1(c) and Section 1.163-5(b) of the proposed United States Treasury Regulations, as agent for the Borrowers, in each case in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be prima facie evidence absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent, as set forth in the Register, in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrowers shall execute and deliver to such Lender (through the Administrative Agent) a Note payable to such Lender, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto. (b) In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records and, in the case of the Administrative Agent, entries in the Register, evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. (c) Entries made in good faith by the Administrative Agent in the Register pursuant to Sections 2.11(a) and (b), and by each Lender in its account or accounts pursuant to Sections 2.11(a) and (b), shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrowers to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement and the other Loan Documents, absent manifest error; provided that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrowers under this Agreement and the other Loan Documents. Section 2.12 Payments Generally. (a) All payments to be made by the Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Appropriate Lender its Pro Rata Share (or other applicable share provided for under this Agreement) of such payment in like funds as received by wire transfer to such Lender’s applicable Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrowers shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. (b) Unless the Borrowers or any Lender has notified the Administrative Agent, prior to the date, or in the case of any Base Rate Loans, prior to 1:00 p.m. on the date of such payment, any payment is required to be made by it to the Administrative Agent hereunder (in the case of the Borrowers, for the account of any Lender or an Issuing Bank hereunder or, in the case of the Lenders, for the account of any Swing Line Lender, Issuing Bank or -87

Borrowers hereunder), that the Borrowers or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrowers or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in Same Day Funds, then: (i) if the Borrowers failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in Same Day Funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in Same Day Funds at the applicable Overnight Rate from time to time in effect; and (ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in Same Day Funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrowers to the date such amount is recovered by the Administrative Agent (the “Compensation Period”) at a rate per annum equal to the applicable Overnight Rate from time to time in effect. When such Lender makes payment to the Administrative Agent (together with all accrued interest thereon), then such payment amount (excluding the amount of any interest which may have accrued and been paid in respect of such late payment) shall constitute such Lender’s Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent may make a demand therefor upon the Borrowers, and the Borrowers shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrowers may have against any Lender as a result of any default by such Lender hereunder. A written notice (including documentation reasonably supporting such request) of the Administrative Agent to any Lender or the Borrowers with respect to any amount owing under this Section 2.12(b) shall be conclusive, absent manifest error. (c) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrowers by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (d) The obligations of the Lenders hereunder to make Loans and to fund participations in Letters of Credit and Swing Line Loans are several and not joint. The failure of any Lender to make any Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation. (e) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. (f) Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Administrative Agent and the Lenders or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the order of priority set forth in Section 8.03. If the Administrative Agent receives funds for application to the Obligations of the Loan Parties under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the manner in which such funds are to be applied, the Administrative Agent may (to the fullest extent -88 permitted by mandatory provisions of applicable Law), but shall not be obligated to, elect to distribute such funds to each of the Lenders in accordance with such Lender’s Pro Rata Share or other applicable share provided for under this Agreement of the sum of (a) the Outstanding Amount of all Loans outstanding at such time and (b) the Outstanding Amount of all LC Obligations outstanding at such time, in repayment or prepayment of such of the outstanding Loans or other Obligations then owing to such Lender. Section 2.13 Sharing of Payments. If, other than as expressly provided elsewhere herein or required by court order, any Lender shall obtain payment of any principal of or interest on account of the Loans made by it, or payment in respect of the participations in LC Obligations and Swing Line Loans held by it, any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them and/or such subparticipations in the participations in LC Obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of any principal of or interest on such Loans or such participations, as the case may be, pro rata with each of them; provided that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. For the avoidance of doubt, the provisions of this paragraph shall not be construed to apply to (A) any payment made by the Borrowers or application of funds pursuant to and in accordance with the express terms of this Agreement as in effect from time to time (including the application of funds arising from the existence of a Defaulting Lender), (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant permitted hereunder, (C) [reserved], (D) in connection with a transaction pursuant to an Extension Amendment or Incremental Amendment, (E) the application of Cash Collateral as provided herein (including the application of funds arising from the existence of a Defaulting Lender) or (F) non-pro rata payments and repayments permitted pursuant to Section 2.16(b). The Borrowers agree that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by applicable Law, exercise all its rights of payment (including the right of setoff, but subject to Section 10.09) with respect to such participation as fully as if such Lender was the direct creditor of the Borrowers in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.13 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.13 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased. Notwithstanding anything to the contrary contained in this Section 2.13 or elsewhere in this Agreement, the Borrower may extend the final maturity of Revolving Credit Commitments in connection with an Extension that is permitted under Section 2.16 without being obligated to effect such extensions on a pro rata basis among the Lenders (it being understood that no such extension (i) shall constitute a payment or prepayment of Revolving Credit Loans, as applicable, for purposes of this Section 2.13. Furthermore, the Borrower may take all actions contemplated by Section 2.16 in connection with any Extension (including modifying pricing, amortization and repayments or prepayments), and in each case such actions shall be permitted, and the differing payments contemplated therein shall be permitted without giving rise to any violation of this Section 2.13 or any other provision of this Agreement. Section 2.14 Incremental Facilities. (a) At any time and from time to time, subject to the terms and conditions set forth herein, the Administrative Borrower may, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy of such notice to each of the Lenders), request to incur one or more increases in the Revolving Credit Commitments (“Incremental Revolving Credit Commitments” or the “Incremental Facilities”); -89

provided, that at the time of the effectiveness of each Incremental Amendment, no Specified ABL Default has occurred and is continuing or shall result therefrom (and, in connection with any Incremental Facility to fund a Permitted Acquisition or permitted Investment, no Specified Event of Default shall have occurred and be continuing as of the date of the definitive acquisition agreements for such Permitted Acquisition or permitted Investment entered into). Notwithstanding anything to the contrary herein, without the consent of the Required Lenders, the aggregate principal amount of the Incremental Facilities shall not exceed $50,000,000 (which, for the avoidance of doubt, will be reduced to $25,000,000 following the incurrence of the 2020 Incremental Revolving Credit Commitments on the Amendment No. 1 Effective Date). All Incremental Revolving Commitments shall be in an integral multiple of $250,000 and in an aggregate principal amount that is not less than $5,000,000 (or in such lesser minimum amount agreed by the Administrative Agent); provided, that such amount may be less than the applicable minimum amount if such amount represents all the remaining availability in respect of the Incremental Facilities. (b) Any Incremental Revolving Commitment shall be on terms identical to the Revolving Credit Commitments under the Revolving Credit Facility proposed to be increased thereby, including with respect to having the same Guarantors and being secured by the same Collateral on a pari passu basis with the applicable Facility subject to such increase except that the Maturity Date of an Incremental Revolving Commitment shall be no earlier (but may be later) than the Revolving Credit Commitments proposed to be increased. Unless the Incremental Revolving Commitment and the Revolving Credit Commitments proposed to be increased have different Maturity Dates, such Incremental Revolving Commitment shall be deemed a Revolving Credit Commitment of the applicable Revolving Credit Facility or both Revolving Credit Facilities, as the case may be, pursuant to the applicable Incremental Amendment (it being understood that an Incremental Facility establishing Incremental Revolving Commitments will not create a separate Revolving Credit Facility and such Incremental Revolving Commitments will be deemed a part of the applicable Revolving Credit Facility); provided, that the Applicable Rate and the Commitment Fee Rate, in each case applicable to the Revolving Credit Commitments and Revolving Credit Loans of such Revolving Credit Facility, may be increased, without the consent of any Lender, in connection with the incurrence of any Incremental Revolving Commitment such that the Applicable Rate and the Commitment Fee Rate of such Revolving Credit Commitments are identical to those of the Incremental Revolving Commitments. (c) Each notice from any Borrower pursuant to this Section 2.14 shall set forth the requested amount of the relevant Incremental Revolving Commitments. Any Additional Lenders that elect to extend Incremental Revolving Commitments shall be reasonably satisfactory to the Administrative Borrower, and, to the extent its consent would be required with respect to an assignment to such Additional Lender under Section 10.07(b), the Administrative Agent, the Swing Line Lender and each Issuing Bank (in each case, any approval thereof not to be unreasonably withheld, delayed or conditioned), and, if not already a Lender, shall become a Lender under this Agreement pursuant to an Incremental Amendment. Each Incremental Facility shall become effective pursuant to an amendment (each, an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Administrative Borrower, any applicable Borrowers, such Additional Lender or Additional Lenders and the Administrative Agent. No Incremental Amendment shall require the consent of any Lenders or any other Person other than the Administrative Borrower, any applicable Borrowers, the Administrative Agent and the Additional Lenders with respect to such Incremental Amendment. The Lenders hereby irrevocably authorize the Administrative Agent to enter into Incremental Amendments and, as appropriate, amendments to the other Loan Documents as may be necessary in order to establish new tranches or sub-tranches in respect of the existing Revolving Credit Commitments and such technical amendments as may be necessary or appropriate in the opinion of the Administrative Agent, the Administrative Borrower and the applicable Borrower to effect the provisions of this Section 2.14 (including to provide for class voting provisions applicable to the Additional Lenders on terms comparable to the provisions of Section 10.01). In addition, if so provided in such Incremental Amendment and with the consent of the applicable Issuing Banks, participations in Letters of Credit expiring on or after the Maturity Date shall be re-allocated from Lenders holding Revolving Credit Commitments to Lenders holding Incremental Revolving Commitments, be deemed to be participation interests in respect of such Incremental Revolving Commitments and the terms of such participation interests (including the participation fees applicable thereto) shall be adjusted accordingly. No Lender shall be obligated to provide any Incremental Revolving Commitments, unless it so agrees. Revolving Credit Commitments in respect of any Incremental Revolving Commitments shall become Revolving Credit Commitments under this Agreement. The effectiveness of any Incremental Amendment (each, an “Incremental Facility Closing Date”) shall, unless otherwise agreed to by the Administrative Agent and the Additional Lenders party thereto, be subject to (i) the payment in full of all fees and expenses owing to the Administrative Agent and the Lenders in respect of such Incremental Facility, to the extent -90 invoiced prior to such date and (ii) on the date of the effectiveness of the Incremental Revolving Commitments thereunder, no Specified ABL Default shall exist after giving effect to such Incremental Revolving Commitments (or, in the case of a Permitted Acquisition, permitted Investment or Limited Condition Transaction, no Specified ABL Default (as determined in accordance with Section 1.08(g)) shall exist on the LCT Test Date and no Specified Event of Default shall exist on the date that such Incremental Revolving Commitments become effective). Upon each increase in the Revolving Credit Commitments of a Revolving Credit Facility pursuant to this Section 2.14, each Lender under such Revolving Credit Facility immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of the Incremental Revolving Commitment (each an “Incremental Lender”) in respect of such increase, and each such Incremental Lender will automatically and without further act be deemed to have assumed, a portion of such Lender’s participations hereunder in outstanding Letters of Credit under the applicable Revolving Credit Facility such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations hereunder in Letters of Credit held by each Lender in such Revolving Credit Facility (including each such Incremental Lender) will equal the percentage of the aggregate Revolving Credit Commitments of all Lenders in such Revolving Credit Facility represented by such Lender’s Revolving Credit Commitment thereunder. Each of the parties hereto hereby agrees that the Administrative Agent may, in consultation with the Administrative Borrower, take any and all actions as may be reasonably necessary to ensure that, after giving effect to any Incremental Revolving Commitment, the outstanding Revolving Credit Loans are held by the Lenders in accordance with their respective Pro Rata Shares in respect of the applicable Revolving Credit Facility. The foregoing may be accomplished at the discretion of the Administrative Agent, following consultation with the Administrative Borrower, (A) by requiring the outstanding Revolving Credit Loans to be prepaid with the proceeds of a new Revolving Credit Borrowing, (B) by causing non-increasing Lenders to assign portions of their outstanding Revolving Credit Loans to new or increasing Lenders, (C) by a combination of the foregoing or (D) by any other means agreed to by the Administrative Agent and the Administrative Borrower, and any such prepayment or assignment shall be subject to Section 3.05 but shall otherwise be without premium or penalty. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to any of the transactions effected pursuant to the immediately preceding sentence. For the avoidance of doubt, no existing Lender shall be required to participate in an Incremental Facility without its consent. Section 2.15 Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Committed Loan Notice and, in the case of a Eurocurrency Rate Loan, shall have an initial Interest Period as specified in such Committed Loan Notice; provided, that, if the Administrative Borrower fails to specify a Type of Loan in the Committed Loan Notice, then the Loans shall be made as Base Rate Loans and if the Administrative Borrower requests a Borrowing of Eurocurrency Rate Loans, but fails to specify an Interest Period, it will be deemed to have requested an Interest Period of one month’s duration. Thereafter, the Administrative Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurocurrency Rate Loan, may elect Interest Periods therefor, all as provided in this Section 2.15. The Administrative Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. Notwithstanding any other provision of this Section 2.15, the Administrative Borrower will not be permitted to change the currency of any Borrowing, except by repaying a Borrowing with a new Borrowing. This Section 2.15 shall not apply to Swing Line Borrowings or Agent Advances, which may not be converted or continued. (b) To make an election pursuant to this Section 2.15, the Administrative Borrower shall notify the Administrative Agent of such election electronically by the time that a Committed Loan Notice would be required under Section 2.02(e) if the Administrative Borrower were requesting a Revolving Credit Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such Committed Loan Notice submitted electronically shall be irrevocable. (c) Each Committed Loan Notice submitted electronically shall specify the following information in compliance with Section 2.2(e): -91

(i) the Borrower with respect to such Borrowing; (ii) the Borrowing to which such Committed Loan Notice applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iv) and (v) below shall be specified for each resulting Borrowing); (iii) the effective date of the election made pursuant to such Committed Loan Notice, which shall be a Business Day; (iv) whether the resulting Borrowing is to be a Base Rate Loan or a Eurocurrency Rate Loan; and (v) if the resulting Borrowing is a Eurocurrency Rate Loan, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”. If any such Committed Loan Notice requests a Eurodollar Borrowing but does not specify an Interest Period, then the Administrative Borrower shall be deemed to have selected an Interest Period of one (1) month’s duration. (d) Promptly following receipt of a Committed Loan Notice, the Administrative Agent shall advise each applicable Lender of the details thereof and of such Lender’s portion of each resulting Borrowing. (e) If the Administrative Borrower fails to deliver a timely Committed Loan Notice with respect to a Eurocurrency Rate Loan prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein at the end of such Interest Period, such Borrowing shall be converted to a Base Rate Loan. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Administrative Borrower, then, so long as an Event of Default is continuing (x) no outstanding Borrowing may be converted to or continued as a Eurocurrency Rate Loan and (y) unless repaid, at the end of the Interest Period applicable thereto, each Eurocurrency Rate Loan shall be converted to an Base Rate Loan. Section 2.16 Extension of Revolving Credit Loans. (a) [Reserved]. (b) Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, an “Extension Offer”) made from time to time by the Administrative Borrower to all Lenders of any Revolving Credit Facility with Revolving Credit Commitments with a like maturity date on a pro rata basis (based on the aggregate outstanding principal amount of the Revolving Credit Commitments under such Revolving Credit Facility with a like maturity date) and on the same terms to each such Lender, the Administrative Borrower is hereby permitted to consummate from time to time transactions with individual Lenders that accept the terms contained in such Extension Offers to extend the maturity date of each such Lender’s Revolving Credit Commitments of such Revolving Credit Facility and otherwise modify the terms of such Revolving Credit Commitments pursuant to the terms of the relevant Extension Offer (including by increasing the interest rate or fees payable in respect of such Revolving Credit Commitments (and related outstandings)) (each, an “Extension”, and each group of Revolving Credit Commitments, as so extended, as well as the original Revolving Credit Commitments of such Revolving Credit Facility (not so extended), being a “tranche”; any Extended Revolving Credit Commitments shall constitute a separate tranche of Revolving Credit Commitments from the tranche of Revolving Credit Commitments of such Revolving Credit Facility from which they were extended), so long as the following terms are satisfied with respect to each applicable Revolving Credit Facility: (i) except as to pricing (including interest rates, fees and funding discounts), conditions precedent and maturity (which shall be set forth in the relevant Extension Offer), the Revolving Credit Commitment of any Lender that agrees to an Extension with respect to such Revolving Credit Commitment (an “Extending Lender”) extended pursuant to an Extension (an “Extended Revolving Credit -92

Commitment”), and the related outstandings, shall be a Revolving Credit Commitment (or related outstandings, as the case may be) with the same terms as the original Revolving Credit Commitments (and related outstandings) (provided, that (1) assignments and participations of Extended Revolving Credit Commitments and Extended Revolving Credit Loans shall be governed by the same assignment and participation provisions applicable to Revolving Credit Commitments and Revolving Credit Loans of such Revolving Credit Facility and (2) at no time shall there be Revolving Credit Commitments hereunder (including Extended Revolving Credit Commitments and any original Revolving Credit Commitments) which have more than four different maturity dates), (ii) if the aggregate principal amount of Revolving Credit Commitments in respect of which Lenders shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Revolving Credit Commitments offered to be extended by the Administrative Borrower pursuant to such Extension Offer, then the Revolving Credit Loans of such Lenders shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed actual holdings of record) with respect to which such Lenders have accepted such Extension Offer and (iii) all documentation in respect of such Extension shall be consistent with the foregoing. (c) With respect to all Extensions consummated by the Administrative Borrower pursuant to this Section 2.16, (i) such Extensions shall not constitute voluntary or mandatory payments or prepayments for purposes of this Agreement and (ii) each Extension Offer shall specify the minimum amount of Revolving Credit Commitments of each Revolving Credit Facility to be tendered. The transactions contemplated by this Section 2.16 (including, for the avoidance of doubt, payment of any interest or fees in respect of any Extended Revolving Credit Commitments on such terms as may be set forth in the relevant Extension Offer) shall not require the consent of any Lender or any other Person (other than as set forth in clause (c) below), and the requirements of any provision of this Agreement (including Sections 2.02(c), 2.05 and 2.12) or any other Loan Document that may otherwise prohibit any such Extension or any other transaction contemplated by this Section 2.16 shall not apply to any of the transactions effected pursuant to this Section 2.16. (d) No consent of any Lender or any other Person shall be required to effectuate any Extension, other than the consent of the Administrative Borrower, each applicable Borrower and each Lender agreeing to such Extension with respect to one or more of its Revolving Credit Commitments (or a portion thereof) and the Issuing Bank (if applicable), which consent shall not be unreasonably withheld, conditioned or delayed. All Extended Revolving Credit Commitments and all obligations in respect thereof shall be Obligations under this Agreement and the other Loan Documents that are secured by the Collateral on a pari passu basis with the applicable Facility subject to such Extension Amendment. The Lenders hereby irrevocably authorize the Administrative Agent to enter into amendments to this Agreement and the other Loan Documents (an “Extension Amendment”) with the Administrative Borrower and each applicable Borrower as may be necessary in order to establish new tranches or sub-tranches in respect of Revolving Credit Commitments of each Revolving Credit Facility so extended and such technical amendments as may be necessary or appropriate in the opinion of the Administrative Agent and the Administrative Borrower to effect the provisions of this Section 2.16 (including in connection with the establishment of such new tranches or sub-tranches, or to provide for class voting provisions applicable to the Additional Lenders on terms comparable to the provisions of Section 10.01). In addition, if so provided in such Extension Amendment and with the consent of the applicable Issuing Banks, participations in Letters of Credit expiring on or after the Maturity Date shall be re-allocated from Lenders holding Revolving Credit Commitments to Lenders holding Extended Revolving Credit Commitments in accordance with the terms of such Extension Amendment; provided, however, that such participation interests shall, upon receipt thereof by the relevant Lenders holding Extended Revolving Credit Commitments, be deemed to be participation interests in respect of such Extended Revolving Credit Commitments and the terms of such participation interests (including the commission applicable thereto) shall be adjusted accordingly. (e) In connection with any Extension, the Administrative Borrower shall provide the Administrative Agent at least five (5) Business Days (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures (including regarding timing, rounding and other adjustments and to ensure reasonable administrative management of the credit facilities hereunder after such Extension), if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably, to accomplish the purposes of this Section 2.16. (f) Notwithstanding anything to the contrary above, at any time and from time to time following the establishment of a Class of Extended Revolving Credit Commitments, the Administrative Borrower may offer any -93

Lender of a Revolving Credit Facility that had been subject to an Extension Amendment (without being required to make the same offer to any or all other Lenders) who had not elected to participate in such Extension Amendment the right to convert all or any portion of its Revolving Credit Commitments into such Class of Extended Revolving Credit Commitments of such Revolving Credit Facility; provided, that (i) such offer and any related acceptance shall be in accordance with such procedures, if any, as may be reasonably requested by, or acceptable to, the Administrative Agent; (ii) such additional Extended Revolving Credit Commitments shall be on identical terms (including as to the proposed interest rates and fees payable, but excluding any arrangement, structuring or other fees payable in connection therewith that are not generally shared with the relevant Lenders) with the existing Extended Revolving Credit Commitments, (iii) any Lender which elects to participate in an Extension Amendment pursuant to this clause (f) shall enter into a joinder agreement to the respective Extension Amendment, in form and substance reasonably satisfactory to the Administrative Agent and executed by such Lender, the Administrative Agent, the Administrative Borrower and any other applicable Borrowers and (iv) any such additional Extended Revolving Credit Commitments shall be in an aggregate principal amount that is not less than $1,000,000 (or, in the case of an outstanding Class with an entire outstanding principal amount of existing Revolving Credit Commitments less than a $1,000,000 that is to be refinanced in full, such outstanding principal amount or commitments), unless each of the Administrative Borrower and the Administrative Agent otherwise consents. Notwithstanding anything to the contrary contained herein, any Loans made as provided above shall be treated as part of the Class to which such Loans are added, and shall not constitute a new Class of new Extended Revolving Credit Commitments. Section 2.17 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 10.01. (ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the Issuing Bank or Swing Line Lender hereunder; third, if so determined by the Administrative Agent or requested by the Issuing Bank or Swing Line Lender, to be held as Cash Collateral for future funding obligations of that Defaulting Lender of any participation in any Swing Line Loan or Letter of Credit; fourth, as the Borrowers may request (so long as no Default or Event of Default has occurred and is continuing), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrowers, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; sixth, to the payment of any amounts owing to the Lenders, the Issuing Bank or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Bank or Swing Line Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default has occurred and is continuing, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or LC Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or LC Borrowings were made at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and LC Borrowings owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or LC Borrowings owed to, that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are -94 applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.17(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. That Defaulting Lender (x) shall not be entitled to receive any Commitment Fee pursuant to Section 2.09(c) for any period during which that Lender is a Defaulting Lender (and the Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender) and (y) shall be limited in its right to receive Letter of Credit fees as provided in Section 2.03(m). (iv) Reallocation of Pro Rata Share to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each Non- Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swing Line Loans pursuant to Sections 2.03 and 2.04, the “Pro Rata Share” of each Non-Defaulting Lender’s Revolving Credit Loans and LC Obligations shall be computed without giving effect to the Revolving Credit Commitment of that Defaulting Lender; provided that the aggregate obligation of each Non-Defaulting Lender under a Class of Revolving Credit Commitments to acquire, refinance or fund participations in Letters of Credit and Swing Line Loans shall not exceed the positive difference, if any, of (1) the Revolving Credit Commitment under such Class of that Non-Defaulting Lender minus (2) the sum of (A) the aggregate Outstanding Amount of the Revolving Credit Loans, (B) the aggregate Outstanding Amount of the Pro Rata Share or other applicable share provided under this Agreement (immediately prior to giving effect to such applicable reallocation) of the LC Obligations and (C) the aggregate Outstanding Amount of the Pro Rata Share or other applicable share provided under this Agreement (immediately prior to giving effect to such applicable reallocation) of the Swing Line Loans, in each case, under such Class of Revolving Credit Commitments of that Non-Defaulting Lender. (b) Defaulting Lender Cure. If the Administrative Borrower, the Administrative Agent, Swing Line Lender and each Issuing Bank agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders at par or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Credit Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Pro Rata Share or other applicable share provided under this Agreement (without giving effect to the reallocation of such Lender’s participation pursuant to Section 2.17(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender (c) Cash Collateralization. At any time that there shall exist a Defaulting Lender, promptly upon the written request of the Administrative Agent (with respect to any or all Fronting Exposure) or the Issuing Bank or the Swing Line Lender (solely with respect to such Person’s Fronting Exposure at such time), the Borrowers shall deliver to the Administrative Agent Cash Collateral (or, in the case of Fronting Exposure with respect to Swing Line Loans, repay such Swing Line Loans) in an amount sufficient to cover all such Fronting Exposure that has not been reallocated pursuant to Section 2.17(a)(iv) (after giving effect to any Cash Collateral provided by the Defaulting Lender). For purposes hereof, “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of (i) the relevant Issuing Bank and the Lenders, as collateral for the LC Obligations or (ii) the Swing Line Lender and the Lenders, as collateral for the Swing Line Obligations, cash and Cash Equivalents (if reasonably acceptable to the Administrative Agent and the relevant Issuing Bank or Swing Line Lender, as applicable) or deposit account balances (“Cash Collateral”) pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the relevant Issuing Bank or Swing Line Lender, as applicable (which documents are hereby consented to by the Lenders). Derivatives of such term have corresponding meanings. -95

Section 2.18 Co-Borrowers. (a) Each Borrower accepts joint and several liability hereunder in consideration of the financial accommodation to be provided by the Administrative Agent, the Lenders and the Issuing Banks under this Agreement and the other Loan Documents, for the mutual benefit, directly and indirectly, of each Borrower and in consideration of the undertakings of each Borrower to accept joint and several liability for the obligations of each Borrower. (b) Each Borrower shall be jointly and severally liable for the Obligations, regardless of which Borrower actually receives the Loans hereunder or the amount of the Obligations received or the manner in which the Administrative Agent or any Lender accounts for the Obligations on its books and records. Each Borrower’s obligations with respect to Loans made to it, and each Borrower’s obligations arising as a result of the joint and several liability of such Borrower hereunder, with respect to Loans or LC Obligations made to and other Obligations owing by the Borrowers hereunder, shall be separate and distinct obligations, but all such obligations shall be primary obligations of each Borrower. (c) Each Borrower’s obligations arising as a result of the joint and several liability of such Borrower hereunder with respect to Loans made to, Letters of Credit issued on behalf of, and other Obligations owing by the Borrowers hereunder shall, to the fullest extent permitted by law, be unconditional irrespective of (A) the validity or enforceability, avoidance or subordination of the obligations of any other Borrower or of any promissory note or other document evidencing all or any part of the obligations of any other Borrower, (B) the absence of any attempt to collect the Obligations from any other Borrower, any other guarantor, or any other security therefor, or the absence of any other action to enforce the same, (C) the waiver, consent, extension, forbearance or granting of any indulgence by the Administrative Agent or any Lender with respect to any provision of any instrument evidencing the obligations of any other Borrower, or any part thereof, or any other agreement now or hereafter executed by any other Borrower and delivered to the Administrative Agent or any Lender, (D) the failure by the Administrative Agent or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the obligations of any other Borrower, (E) the Administrative Agent’s or any Lender’s election, in any proceeding instituted under the Bankruptcy Code of the United States, of the application of Section 1111(b)(2) of the Bankruptcy Code of the United States, (F) any borrowing or grant of a security interest by any other Borrower, as Debtor In Possession under Section 364 of the Bankruptcy Code of the United States, (G) the disallowance of all or any portion of the Administrative Agent’s or any Lender’s claim(s) for the repayment of the obligations of any other Borrower under Section 502 of the Bankruptcy Code of the United States, or (H) any other circumstances which might constitute a legal or equitable discharge or defense of a guarantor or of any other Borrower. With respect to each Borrower’s obligations arising as a result of the joint and several liability of such Borrower hereunder with respect to Loans made to the Borrowers hereunder, such Borrower waives, until the Obligations shall have been paid in full and this Agreement and the other Loan Documents shall have been terminated, any right to enforce any right of subrogation or any remedy which the Administrative Agent or any Lender now has or may hereafter have against such Borrower, any endorser or any guarantor of all or any part of the Obligations, and any benefit of, and any right to participate in, any security or collateral given to the Administrative Agent or any Lender to secure payment of the Obligations or any other liability of any Borrower to the Administrative Agent or any Lender. (d) Upon the occurrence and during the continuation of any Event of Default, the Administrative Agent and the Lenders may proceed directly and at once, without notice, against any Borrower to collect and recover the full amount, or any portion of the Obligations, without first proceeding against any other Borrower or any other Person, or against any security or collateral for the Obligations. Each Borrower consents and agrees that the Administrative Agent and the Lenders shall be under no obligation to marshal any assets in favor of any Borrower or against or in payment of any or all of the Obligations. (e) Each Borrower hereby irrevocably appoints the Administrative Borrower as the borrowing agent and attorney-in-fact for the Borrowers, which appointment shall remain in full force and effect unless and until the Administrative Agent shall have received prior written notice signed by all of the Borrowers that such appointment has been revoked and that another Borrower has been appointed in the place of the Administrative Borrower. Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (i) to provide to the Administrative Agent and receive from the Administrative Agent all notices with respect to Loans obtained for the -96 benefit of any Borrower and all other notices and instructions under this Agreement and the other Loan Documents and (ii) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Loans and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of the Collateral of the Borrowers in a combined fashion, as more fully set forth herein and in the Collateral Documents, is done solely as an accommodation to the Borrowers in order to utilize the collective borrowing powers of the Borrowers in the most efficient and economical manner and at their request, and that neither the Agents nor the Lenders shall incur liability to the Borrowers as a result hereof. Each of the Borrowers expects to derive benefit, directly or indirectly, from the handling of the Collateral in a combined fashion since the successful operation of each Borrower is dependent on the continued successful performance of the integrated group (f) After the Closing Date, the Administrative Borrower may, at any time and from time to time, designate any Restricted Subsidiary that is a wholly-owned Domestic Subsidiary as a Borrower by delivery to the Administrative Agent of a Borrower Joinder Agreement executed by such Subsidiary and the Administrative Borrower, together with any documentation and other information with respect to such additional Borrower required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act requested by the Administrative Agent (and to the extent not theretofore delivered on the Closing Date or otherwise) and satisfied the Collateral and Guarantee Requirement (including without limitation the actions as specified in Section 6.11 with respect to newly formed Subsidiaries), and upon such delivery and satisfaction, such Subsidiary shall for all purposes of this Agreement and the other Loan Documents be a Borrower and a party to this Agreement. As soon as practicable upon receipt of a Borrower Joinder Agreement, the Administrative Agent shall furnish a copy thereof to each Lender. Section 2.19 Cash Management (a) The Parent Borrower, the other Borrowers and each Loan Party shall, along with the Administrative Agent and certain financial institutions selected by the Loan Parties, reasonably satisfactory to the Administrative Agent and located in the United States (the “Collection Banks”), enter into within 90 days after the Closing Date (or such longer period as the Administrative Agent may reasonably agree), and thereafter maintain, separate Account Control Agreements with respect to all deposit accounts (other than Exempt Accounts). Each Loan Party shall (x) instruct all Account Debtors of such Loan Party (other than any Governmental Entity) to remit all payments to the applicable “P.O. Boxes” or “Lockbox Addresses” of the applicable Collection Bank (or to remit such payments to the applicable Collection Bank by electronic settlement) with respect to all Accounts of such Account Debtor which remittances shall be collected by the applicable Collection Bank and deposited in the applicable Controlled Account of the applicable Loan Party and (y) (i) instruct each Account Debtor with respect to Governmental Entity Accounts to remit all payments from such Account Debtor to a concentration or deposit account that is used solely to collect Governmental Entity Accounts and that is not subject to an Account Control Agreement (each such account, a “Government Receivables Account”) and (ii) deposit or cause all proceeds deposited in any Government Receivables Account to be deposited promptly, and in any event no later than the first Business Day after its receipt of such proceeds, in a concentration account which is a Controlled Account. All amounts received by any Loan Party and any Collection Bank, in respect of any Account, in addition to all other cash received from any other source (other than cash and Cash Equivalents maintained in Exempt Accounts or otherwise by Loan Parties not to exceed $5,000,000 in the aggregate at any time), shall promptly upon receipt be deposited or swept into a Controlled Account. The Loan Parties may close deposit accounts at any Collection Bank and/or open new deposit accounts, subject (in the case of opening any new deposit account) to the contemporaneous (or such longer period as the Administrative Agent may reasonably agree) execution and delivery to the Administrative Agent of an Account Control Agreement consistent with the provisions of this Section 2.19 and otherwise reasonably satisfactory to the Administrative Agent. (b) So long as no Dominion Period then exists in respect of which the Administrative Agent has delivered notice thereof as contemplated by the definition thereof, the Loan Parties shall be permitted to withdraw cash and Cash Equivalents from Controlled Accounts to be used for working capital and general corporate purposes. If a Dominion Period exists and the Administrative Agent has delivered notice thereof as contemplated by the definition thereof, all collected amounts held in the Controlled Accounts shall be applied as provided in Section 2.19(c). -97

(c) Each Account Control Agreement relating to a Controlled Account shall (unless otherwise reasonably agreed by the Administrative Agent) include provisions that allow, during any Dominion Period if the Administrative Agent so elects, for all collected amounts held in such Controlled Account from and after the date requested by the Administrative Agent, to be sent by ACH or wire transfer or similar electronic transfer no less frequently than once per Business Day to one or more accounts maintained with the Administrative Agent (each, an “Agent Deposit Account”). Subject to the terms of the respective Collateral Document, during any Dominion Period, all amounts received in an Agent Deposit Account shall be applied (and allocated) by the Administrative Agent on a daily basis in the following order: (i) first, (A) if so elected by the Administrative Agent, to the payment (on a ratable basis) of any outstanding fees and expenses actually due and payable to the Administrative Agent under any of the Loan Documents and (B) to repay or prepay outstanding Loans advanced by the Administrative Agent on behalf of the Lenders pursuant to Section 2.01(d); (ii) second, to the extent all amounts referred to in preceding clause (i) have been paid in full, (A) if so elected by the applicable Issuing Bank or the Swing Line Lender, to pay (on a ratable basis) all outstanding expenses actually due and payable to each Issuing Bank and the Swing Line Lender under any of the Loan Documents and (B) to repay all outstanding unpaid LC Disbursements and Swing Line Exposure and all interest thereon; (iii) third, to the extent all amounts referred to in preceding clauses (i) and (ii) have been paid in full, (A) to pay (on a ratable basis) all accrued and unpaid interest actually due and payable on the Revolving Credit Loans and (B) if so elected by the applicable Secured Party, to pay all accrued and unpaid fees actually due and payable to the Administrative Agent, the Issuing Banks, the Swing Line Lender, and the Lenders under any of the Loan Documents with respect to the Revolving Credit Loans; (iv) fourth, to the extent all amounts referred to in preceding clauses (i) through (iii), inclusive, have been paid in full, to repay (on a ratable basis) the outstanding principal of Revolving Credit Loans (whether or not then due and payable); (v) fifth, to the extent all amounts referred to in preceding clauses (i) through (iv), inclusive, have been paid in full, to the Cash Collateralization (on a ratable basis) of all LC Exposure in accordance with Section 2.03(j); (vi) sixth, to the extent all amounts referred to in preceding clauses (i) through (v), inclusive, have been paid in full, to pay (on a ratable basis) all other outstanding Obligations then due and payable to the Administrative Agent and the Lenders under any of the Loan Documents with respect to the Revolving Credit Loans; and (vii) seventh, to the extent all amounts referred to in preceding clauses (i) through (vi) inclusive, have been paid in full and so long as no Specified Event of Default then exists, to be returned to the applicable Borrowers for such Borrowers’ own account. (d) Subject to the terms and conditions of Sections 10.04 and 10.05, all costs and expenses to effect the foregoing (including reasonable legal fees and disbursements of counsel) shall be paid by the Loan Parties. (e) The Administrative Agent agrees that immediately upon the termination of the Dominion Period it shall stop transferring amounts from the Controlled Accounts to accounts maintained with the Administrative Agent pursuant to this Section 2.19, and the Loan Parties shall be permitted to withdraw cash and Cash Equivalents from Controlled Accounts to be used for working capital and general corporate purposes. (f) Notwithstanding the foregoing, until the later of (x) nine (9) months after the date hereof (or such later date as may be agreed to by the Administrative Agent in its Permitted Discretion) and (y) thirty (30) days after the date on which the Specified Post-Closing Undertaking is satisfied in accordance with Section 6.18, Account Control Agreements shall not be required for the deposit accounts of any Beta Entity. ARTICLE III. TAXES, INCREASED COSTS PROTECTION AND ILLEGALITY Section 3.01 Taxes. (a) Except as provided in this Section 3.01, all payments made by or on account of the Borrowers or Guarantors to or for the account of the Administrative Agent or any Lender under any Loan Document shall be made free and clear of and without deduction or withholding for any Taxes, except as required by any Law. If the Borrowers, any Guarantor or other applicable withholding agent shall be required by any Laws to deduct or withhold any Taxes from or in respect of any sum payable under any Loan Document to any Agent or any Lender, (i) if the Tax in question is an Indemnified Tax or Other Tax (as defined below), the sum payable by the Borrowers or any Guarantor shall be increased as necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional sums payable under this Section 3.01), each of such Lender (or where any Agent receives the payments for its own account, such Agent) receives an amount equal to the sum it -98 would have received had no such deductions or withholdings been made, (ii) the applicable withholding agent shall make such deductions, (iii) the applicable withholding agent shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within thirty (30) days after the date of such payment (or, if receipts or evidence are not available within thirty (30) days, as soon as possible thereafter), if the Borrowers or any Guarantor is the applicable withholding agent, it shall furnish to such Agent or Lender (as the case may be) the original or a copy of a receipt evidencing payment thereof or other evidence acceptable to such Agent or Lender. (b) In addition, the Borrowers agree to pay any and all present or future stamp, court or documentary Taxes and any other excise, property, intangible or mortgage recording Taxes, imposed by any Governmental Authority, which arise from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document excluding, in each case, any such Tax imposed as a result of an Agent or Lender’s Assignment and Assumption, grant of a participation, transfer or assignment to or designation of a new applicable Lending Office or other office for receiving payments under any Loan Document (collectively, “Assignment Taxes”), except for Assignment Taxes resulting from an assignment or participation that is requested or required in writing by the Borrowers (all such non-excluded taxes described in this Section 3.01(b) being hereinafter referred to as “Other Taxes”). (c) The Borrowers and each Guarantor agree to promptly indemnify each Agent and each Lender for (i) the full amount of Indemnified Taxes and Other Taxes payable by such Agent or such Lender and (ii) any expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the Governmental Authority. A certificate as to the amount of such payment or liability prepared in good faith and delivered by such Agent or Lender (or by an Agent on behalf of such Lender), accompanied by a written statement thereof setting forth in reasonable detail the basis and calculation of such amounts shall be conclusive absent manifest error. (d) Each Lender and Agent shall, at such times as are reasonably requested by the Borrowers or the Administrative Agent, provide the Borrowers and the Administrative Agent with any documentation prescribed by Law or reasonably requested by the Borrowers or the Administrative Agent certifying as to any entitlement of such Lender to an exemption from, or reduction in, withholding Tax with respect to any payments to be made to such Lender under the Loan Documents. Each such Lender and Agent shall, whenever a lapse in time or change in circumstances renders such documentation obsolete or inaccurate in any material respect, deliver promptly and on or before the date such documentation expires, becomes obsolete or inaccurate to the Borrowers and the Administrative Agent updated or other appropriate documentation (including any new documentation reasonably requested by the Borrowers or the Administrative Agent) or promptly notify the Borrowers and the Administrative Agent in writing of its legal ineligibility to do so. Unless the applicable withholding agent has received forms or other documents satisfactory to it indicating that payments under any Loan Document to or for a Lender are not subject to withholding Tax or are subject to such Tax at a rate reduced by an applicable tax treaty, the applicable withholding agent shall withhold amounts required to be withheld by applicable Law from such payments at the applicable statutory rate. Notwithstanding any other provision of this clause (d), a Lender shall not be required to deliver any form pursuant to this clause (d) that such Lender is not legally eligible to deliver. Without limiting the foregoing: (i) Each Lender that is a United States person (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrowers and the Administrative Agent on or before the date on which it becomes a party to this Agreement and at the reasonable request of the Parent Borrower or Administrative Agent two properly completed and duly signed original copies of Internal Revenue Service Form W-9 (or any successor forms) certifying that such Lender is exempt from U.S. federal backup withholding. (ii) Each Lender that is not a United States person (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrowers and the Administrative Agent on or before the date on which it becomes a party to this Agreement (and from time to time thereafter upon the request of the Borrowers or the Administrative Agent) whichever of the following is applicable: -99

(A) two properly completed and duly signed original copies of Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable (or any successor forms), claiming eligibility for the benefits of an income tax treaty to which the United States is a party, (B) two properly completed and duly signed original copies of Internal Revenue Service Form W-8ECI (or any successor forms), (C) in the case of a Lender claiming the benefits of the exemption for portfolio interest under Sections 871(h) or 881(c) of the Code, (A) a certificate substantially in the form of Exhibit I hereto (any such certificate a “United States Tax Compliance Certificate”) and (B) two properly completed and duly signed original copies of Internal Revenue Service Form W-8BEN or W-8BEN- E, as applicable (or any successor forms), or (D) to the extent a Lender is not the beneficial owner (for example, where the Lender is a partnership, or is a Participant holding a participation granted by a participating Lender), two properly completed and duly signed original copies of Internal Revenue Service Form W-8IMY (or any successor forms) of the Lender, accompanied by a properly completed and duly signed Form W-8ECI, W-8BEN, W-8BEN-E, United States Tax Compliance Certificate, Form W-9, Form W-8IMY or any other required information from each beneficial owner, as applicable (provided that, if such Lender is a partnership (and not a participating Lender) and one or more beneficial owners are claiming the portfolio interest exemption, the United States Tax Compliance Certificate may be provided by such Lender on behalf of such beneficial owner(s)). (iii) Each Administrative Agent that is a United States person (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrowers two properly completed and duly signed original copies of Internal Revenue Service Form W-9 (or any successor forms) with respect to fees received on its own behalf, certifying that such Administrative Agent is exempt from U.S. federal backup withholding. Each Administrative Agent that is not a United States person (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrowers and the Administrative Agent two properly completed and duly signed original copies of Internal Revenue Service Form W-8ECI (or any successor forms) with respect to fees received on its own behalf and Internal Revenue Service Form W-8IMY, and including required accompanying documentation with respect to payments to be received by it on behalf of the Lenders, certifying that it is a “U.S. branch” and that the payments it receives for the account of others are not effectively connected with the conduct of its trade or business within the United States and that it is using such form as evidence of its agreement with the Borrower to be treated as a U.S. Person with respect to such payments (and the Borrower and the Administrative Agent agree to so treat the Administrative Agent as a resident for tax purposes in the United States with respect to such payments as contemplated by Section 1.1441-1(b)(2)(iv) of the United States Treasury Regulations). (e) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA, such Lender shall deliver to the Borrowers and the Administrative Agent at the time or times prescribed by Laws and at such time or times reasonably requested by the Borrowers or the Administrative Agent such documentation prescribed by applicable Laws and such additional documentation reasonably requested by the Borrowers or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine whether such Lender has or has not complied with such Lender’s obligations under FATCA and, if necessary, to determine the amount to deduct and withhold from such payment. (f) Each Lender hereby authorizes the Administrative Agent to deliver to the Loan Parties and to any successor Administrative Agent any documentation provided by such Lender to the Administrative Agent pursuant to Section 3.01(d) or (e) above. (g) Any Lender or Agent claiming any additional amounts payable pursuant to this Section 3.01 shall use its reasonable efforts to mitigate or reduce the additional amounts payable, which reasonable efforts may include -100 a change in the jurisdiction of its Lending Office (or any other measures reasonably requested by the Borrowers) if such a change or other measures would reduce any such additional amounts (or any similar amount that may thereafter accrue) and would not, in the sole determination of such Lender, result in any unreimbursed cost or expense or be otherwise disadvantageous to such Lender. (h) If any Lender or Agent determines, in its sole discretion exercised in good faith, that it has received a refund in respect of any Indemnified Taxes or Other Taxes as to which indemnification or additional amounts have been paid to it by a Loan Party pursuant to this Section 3.01, it shall promptly remit to such Loan Party an amount equal to the amount of such refund (but only to the extent of indemnification or additional amounts paid by the Loan Party under this Section 3.01(h) with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses (including any Taxes) of the Lender or Agent, as the case may be, and without interest (other than any interest paid by the relevant taxing authority with respect to such refund net of any Taxes payable by any Agent or Lender on such interest); provided that the Loan Parties, upon the request of the Lender or Agent, as the case may be, shall promptly return such refund (plus any penalties, interest or other charges imposed by the relevant taxing authority) to such party in the event such party is required to repay such refund to the relevant taxing authority. The Administrative Agent or such Lender, as the case may be, shall provide the Loan Party with a copy of any notice of assessment or other evidence reasonably available of the requirement to repay such refund received from the relevant taxing authority. This Section shall not be construed to require any Agent or any Lender to make available its tax returns (or any other information relating to Taxes that it deems confidential) to the Borrowers or any other person. (i) For the avoidance of doubt, a “Lender” shall, for purposes of this Section 3.01, include any Issuing Bank and any Swing Line Lender. Section 3.02 Illegality. If any Lender reasonably determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurocurrency Rate Loans, or to determine or charge interest rates based upon the Eurocurrency Rate in each case after the Closing Date, then, on written notice thereof by such Lender to the Borrowers through the Administrative Agent, (i) any obligation of such Lender to make or continue Eurocurrency Rate Loans or to convert Base Rate Loans to Eurocurrency Rate Loans shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurocurrency Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurocurrency Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrowers that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all applicable Eurocurrency Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurocurrency Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Rate Loans to such day, or promptly, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurocurrency Rate component of the Base Rate with respect to any Base Rate Loans, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurocurrency Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurocurrency Rate. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted and all amounts due, if any, in connection with such prepayment and conversion. -101

Section 3.03 Inability to Determine Rates. If, after the Closing Date, the Required Lenders reasonably determine that for any reason in connection with any request for a Eurocurrency Rate Loan or a conversion to or continuation thereof that (a) deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount, currency and Interest Period of such Eurocurrency Rate Loan (such Loans, the “Impacted Loans”), (b) adequate and reasonable means do not exist for determining the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan or in connection with an existing or proposed Base Rate Loan, or (c) the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrowers and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurocurrency Rate Loans shall be suspended, and (y) in the event of a determination described in the preceding sentence with respect to the Eurocurrency Rate component of the Base Rate, the utilization of the Eurocurrency Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein. Notwithstanding the foregoing, if the Administrative Agent has made the determination described in clause (a) of this Section 3.03, the Administrative Agent, with the consent of the Parent Borrower, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans until (1) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under clause (a) of the first sentence of this Section 3.03, (2) the Administrative Agent or the Required Lenders notify the Administrative Agent and the Borrowers that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (3) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Borrowers written notice thereof. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrowers or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to Borrowers) that the Borrowers or Required Lenders (as applicable) have determined, that: (i) adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including, without limitation, because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), or (iii) syndicated loans currently being executed, or that include language similar to that contained in this Section 3.03, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Parent Borrower may amend this Agreement to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such alternative benchmarks -102

(any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes (as defined in Section 1.01) and any such amendment shall become effective upon execution by the Administrative Agent and the Administrative Borrower at 5:00 p.m. (New York time) on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrowers unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders do not accept such amendment. If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrowers and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurocurrency Rate Loans shall be suspended, (to the extent of the affected Eurocurrency Rate Loans or Interest Periods), and (y) the Eurocurrency Rate component shall no longer be utilized in determining the Base Rate. Upon receipt of such notice, the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans (to the extent of the affected Eurocurrency Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein. Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement; provided, that, on and after the Amendment No. 1 Effective Date, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than 0.25% for purposes of this Agreement. Section 3.04 Increased Cost and Reduced Return; Capital Adequacy; Eurocurrency Rate Loan Reserves. (a) If any Lender reasonably determines that as a result of a Change in Law, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurocurrency Rate Loans or (as the case may be) issuing or participating in Letters of Credit, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (including any Taxes (other than (i) Indemnified Taxes or Other Taxes or (ii) Taxes imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document that are excluded from the definition of Indemnified Taxes pursuant to clauses (i) through (vi) thereof), including by imposing, modifying or holding applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, and excluding for purposes of this Section 3.04(a) any such increased costs or reduction in amount resulting from reserve requirements contemplated by Section 3.04(c) or the definition of Eurocurrency Rate), then from time to time within fifteen (15) days after demand by such Lender setting forth in reasonable detail such increased costs (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrowers shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction. (b) If any Lender reasonably determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of any such Lender’s holding companies, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by it, or participations in or issuance of Letters of Credit by such Lender, to a level below that which such Lender or such Lender’s holding companies could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding companies with respect to capital adequacy and liquidity), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrowers will pay to such Lender, as the case may be, within fifteen (15) days after demand by such Lender, such additional amount or amounts as will compensate such Lender or such Lender’s holding companies for any such reduction suffered. (c) The Borrowers shall pay to each Lender, (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Rate funds or deposits, additional interest on the unpaid principal amount of each applicable Eurocurrency Rate Loan of the Borrowers equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in -103 good faith, which determination shall be conclusive in the absence of manifest error), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financing regulatory authority imposed in respect of the maintenance of the Commitments or the funding of any Eurocurrency Rate Loans of the Borrowers, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error) which in each case shall be due and payable on each date on which interest is payable on such Loan; provided that the Borrowers shall have received at least fifteen (15) days’ prior notice (with a copy to the Administrative Agent) of such additional interest or cost from such Lender. If a Lender fails to give notice fifteen (15) days prior to the relevant Interest Payment Date, such additional interest or cost shall be due and payable fifteen (15) days from receipt of such notice. Section 3.05 Funding Losses. Upon written demand of any Lender (with a copy to the Administrative Agent) from time to time, which demand shall set forth in reasonable detail the basis for requesting such amount, the Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense (excluding loss of anticipated profits or margin) actually incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any Eurocurrency Rate Loan of the Borrowers on a day other than the last day of the Interest Period for such Loan; or (b) any failure by the Borrowers (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Eurocurrency Rate Loan of the Borrowers on the date or in the amount notified by the Borrowers; including any loss or expense (excluding loss of anticipated profits or margin) arising from the liquidation or reemployment of funds obtained by it to maintain such Eurocurrency Rate Loan or from fees payable to terminate the deposits from which such funds were obtained. Section 3.06 Matters Applicable to All Requests for Compensation. (a) If any Lender requests compensation under Section 3.04, or the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or issuing Letters of Credit hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any material unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender in any material economic, legal or regulatory respect; provided that nothing in this Section 3.06(a) shall affect or postpone any Obligations of the Borrowers or the rights of the Lenders under this Article III. (b) If any Lender requests compensation by the Borrowers under Section 3.04, the Borrowers may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or continue Eurocurrency Rate Loans from one Interest Period to another Interest Period, or to convert Base Rate Loans into Eurocurrency Rate Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.06(d) shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested. (c) Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of Section 3.01, 3.02, 3.03 or 3.04 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender pursuant to the foregoing provisions of Section 3.01, 3.02, 3.03 or 3.04 for any increased costs incurred or reductions suffered more than one -104 hundred and eighty (180) days prior to the date that such Lender notifies the Borrowers of the event giving rise to such claim and of such Lender’s intention to claim compensation therefor (except that, if the circumstance giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof). (d) If the obligation of any Lender to make or continue any Eurocurrency Rate Loan or to convert Base Rate Loans into Eurocurrency Rate Loans shall be suspended pursuant to Section 3.06(b) hereof, such Lender’s applicable Eurocurrency Rate Loans shall be automatically converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for such Eurocurrency Rate Loans (or, in the case of any immediate conversion required by Section 3.02, on such earlier date as required by Law) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 3.02, 3.03 or 3.04 hereof that gave rise to such conversion no longer exist: (i) to the extent that such Lender’s Eurocurrency Rate Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender’s applicable Eurocurrency Rate Loans shall be applied instead to its Base Rate Loans; and (ii) all Loans that would otherwise be made or continued from one Interest Period to another by such Lender as Eurocurrency Rate Loans shall be made or continued instead as Base Rate Loans (if possible), and all Base Rate Loans of such Lender that would otherwise be converted into Eurocurrency Rate Loans shall remain as Base Rate Loans. (e) If any Lender gives notice to the Borrowers (with a copy to the Administrative Agent) that the circumstances specified in Section 3.02, 3.03 or 3.04 hereof that gave rise to the conversion of any of such Lender’s Eurocurrency Rate Loans pursuant to this Section 3.06 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurocurrency Rate Loans made by other Lenders under the applicable Facility are outstanding, if applicable, such Lender’s Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurocurrency Rate Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurocurrency Rate Loans under such Facility and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Commitments for the applicable Facility. (f) Any Agent or Lender claiming compensation under this Article III shall deliver a certificate to the Borrowers setting forth in reasonable detail the additional amount or amounts to be paid to it hereunder, which shall be conclusive on the absence of manifest error. In determining such amounts, such Agent or Lender may use any reasonable averaging and attribution methods. Section 3.07 Replacement of Lenders under Certain Circumstances. If (i) any Lender ceases to make Eurocurrency Rate Loans as a result of any condition described in Section 3.02 or Section 3.04, (ii) the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 or 3.04, (iii) any Lender is a Non- Consenting Lender, (iv) any Lender becomes a Defaulting Lender, or (v) any other circumstance exists hereunder that gives the Borrowers the right to replace a Lender as a party hereto, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, (x) require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.07), all of its interests, rights and obligations under this Agreement (or, with respect to clause (iii) above, all of its interests, rights and obligations with respect to the Class of Loans or Commitments that is the subject of the related consent, waiver and amendment) and the related Loan Documents to one or more Eligible Assignees (provided that neither the Administrative Agent nor any Lender shall have any obligation to the Borrowers to find a replacement Lender or other such Person) that shall assume such obligations (any of which assignee may be another Lender, if a Lender accepts such assignment); provided that: -105

(a) the Borrowers or the Assignee shall have paid to the Administrative Agent the assignment fee specified in Section 10.07(b)(ii)(C) (unless otherwise waived by the Administrative Agent); (b) such Lender shall have received payment of an amount equal to the applicable outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers; (c) such Lender being replaced pursuant to this Section 3.07 shall (1) execute and deliver an Assignment and Assumption with respect to all, or a portion as applicable, of such Lender’s Commitment and outstanding Loans and participations in LC Obligations and Swing Line Loans, and (2) deliver any Notes evidencing such Loans to the Borrowers or Administrative Agent (or a lost or destroyed note indemnity in lieu thereof); provided that the failure of any such Lender to execute an Assignment and Assumption or deliver such Notes shall not render such sale and purchase (and the corresponding assignment) invalid and such assignment may be recorded in the Register and the Notes shall be deemed to be canceled upon such failure; (d) upon such payment set forth in clauses (a) and (b) above and, if so requested by the assignee Lender, delivery to the assignee Lender of the appropriate Note or Notes executed by the Borrowers, the assignee Lender shall become a Lender hereunder and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned Loans, Commitments and participations, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Lender; (e) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; (f) such assignment does not conflict with applicable Laws; (g) any Lender that acts as an Issuing Bank may not be replaced in its capacity as an Issuing Bank hereunder at any time when it has any Letter of Credit outstanding hereunder unless arrangements reasonably satisfactory to such Issuing Bank (including the furnishing of a back-up standby letter of credit in form and substance, and issued by an issuer, reasonably satisfactory to such Issuing Bank or the depositing of cash collateral into a cash collateral account in amounts and pursuant to arrangements reasonably satisfactory to such Issuing Bank) have been made with respect to each such outstanding Letter of Credit; and (h) the Lender that acts as the Administrative Agent cannot be replaced in its capacity as Administrative Agent other than in accordance with Section 9.06, or (y) terminate the Commitment of such Lender or Issuing Bank, as the case may be, and (a) in the case of a Lender (other than an Issuing Bank), repay all Obligations of the Borrowers owing to such Lender relating to the Loans and participations held by such Lender as of such termination date and (b) in the case of an Issuing Bank, repay all Obligations of the Borrowers owing to such Issuing Bank relating to the Loans and participations held by the Issuing Bank as of such termination date and Cash Collateralize, cancel or backstop, or provide for the deemed reissuance under another facility, on terms satisfactory to such Issuing Bank any Letters of Credit issued by it; provided that in the case of any such termination of the Commitment of a Non-Consenting Lender such termination shall be sufficient (together with all other consenting Lenders) to cause the adoption of the applicable departure, waiver or amendment of the Loan Documents and such termination shall, with respect to clause (iii) above, be in respect of all of its interests, rights and obligations with respect to the Class of Loans or Commitments that is the subject of the related consent, waiver and amendment. Notwithstanding the foregoing, in addition if a Non-Consenting Lender is being replaced in connection with any Extension Amendment, the Borrowers shall have the option, with the consent of the Administrative Agent and -106 subject to at least three Business Days’ advance notice (which notice may be rescinded if the transaction contemplated in such notice is not consummated) to such Non-Consenting Lenders, in lieu of execution of an Assignment and Assumption as otherwise provided for in this clause (b), effect such assignment by purchasing any such Non-Consenting Lender’s Loans (which shall be automatically cancelled upon consummation of such acquisition) and unfunded Commitments at par (allocated among the applicable Lenders in the same manner as would be required if such Loans were being optionally prepaid or such Commitments were being optionally reduced or terminated by the Borrowers), accompanied by payment of any accrued interest and fees thereon (and, if applicable, any amounts payable pursuant to clause (e) of this Section and Section 3.05). By receiving such purchase price, the applicable Lenders shall automatically be deemed to have assigned such Loans or Commitments pursuant to the terms of an Assignment and Assumption, and accordingly no other action by such Lenders shall be required in connection therewith. In the event that (i) the Borrowers or the Administrative Agent has requested that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the agreement of each affected Lender or all the Lenders with respect to a certain Class or Classes of the Loans and/or Commitments and (iii) the Required Lenders have agreed (but solely to the extent required by Section 10.01) to such consent, waiver or amendment (including, in each case, by virtue of such Lender refusing to make or enter into an Extension Offer pursuant to Section 2.16), then any Lender who does not agree to such consent, waiver or amendment shall be deemed a “Non-Consenting Lender.” In connection with any such replacement, if any such Non-Consenting Lender or Defaulting Lender does not execute and deliver to the Administrative Agent a duly executed Assignment and Assumption reflecting such replacement within five (5) Business Days of the date on which the assignee Lender executes and delivers such Assignment and Assumption to such Non-Consenting Lender or Defaulting Lender, then such Non-Consenting Lender or Defaulting Lender shall be deemed to have executed and delivered such Assignment and Assumption without any action on the part of the Non-Consenting Lender or Defaulting Lender. Notwithstanding the foregoing, in addition if a Non-Consenting Lender is being replaced in connection with any Extension Amendment, the Administrative Borrower shall have the option, with the consent of the Administrative Agent and subject to at least three Business Days’ advance notice (which notice may be rescinded if the refinancing or replacement transaction contemplated in such notice is not consummated) to such Non-Consenting Lenders, in lieu of execution of an Assignment and Assumption as otherwise provided for in this clause (y), to effect such assignment by purchasing any such Non-Consenting Lender’s Loans (which shall automatically be cancelled upon consummation of such acquisition) and unfunded Commitments at par (allocated among the applicable Lenders in the same manner as would be required if such Loans were being optionally prepaid or such Commitments were being optionally reduced or terminated by the Borrowers), accompanied by payment of any accrued interest, premium and fees thereon (and, if applicable, any amounts payable pursuant to the immediately preceding paragraphs). By receiving such purchase price, the applicable Lenders shall automatically be deemed to have assigned such Loans or Commitments pursuant to the terms of an Assignment and Assumption and accordingly no other action by such Lenders shall be required in connection therewith. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply. Section 3.08 Survival. All of the Loan Parties’ obligations under this Article III shall survive termination of the Total Revolving Credit Commitments and repayment of all other Obligations hereunder. -107

ARTICLE IV. CONDITIONS PRECEDENT TO CREDIT EXTENSIONS Section 4.01 Conditions to Initial Credit Extension. The obligation of each Lender to make a Credit Extension hereunder on the Closing Date is subject to satisfaction (or waiver) of the following conditions precedent: (a) The Administrative Agent’s receipt of the following, each of which shall be originals or pdf copies or other facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party: (i) a Request for Credit Extension in accordance with the requirements hereof; (ii) executed counterparts of this Agreement; (iii) a Note executed by the Borrowers in favor of each Lender that has requested a Note at least three (3) Business Days in advance of the Closing Date; (iv) a copy of the charter or certificate of formation (or the equivalent thereof) of each Loan Party certified by the secretary of state of the state of formation, if applicable, of such Loan Party and the other Organization Documents of each Loan Party; (v) subject to the proviso at the end of this Section 4.01(a), each Collateral Document and each other document set forth on Schedule 4.01 required to be executed on the Closing Date as indicated under such Schedule 4.01, in each case duly executed by each Loan Party thereto, together with: (A) subject to Section 10.20, certificates, if any, representing the Pledged Equity referred to therein accompanied by undated stock powers executed in blank and instruments evidencing the Pledged Debt indorsed in blank; (B) evidence of all other actions, recordings and filings required by the Loan Documents that the Administrative Agent may deem reasonably necessary to satisfy the Collateral and Guarantee Requirement shall have been taken, completed or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent (including the filing of); and (C) proper financing statements (Form UCC-1 or the equivalent) for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary to perfect the security interests purported to be created by the Security Agreement); (vi) such certificates of good standing (to the extent such concept exists) from the applicable secretary of state of the state of organization of each Loan Party, certificates of resolutions or other action and incumbency certificates evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party on the Closing Date; (vii) customary opinions from Kirkland & Ellis LLP and Taft, Stettinius & Hollister LLP, counsel to the Loan Parties; (viii) a solvency certificate from the chief financial officer of the Parent Borrower (after giving effect to the Transactions) substantially in the form of Exhibit D-3 hereto; -108

(ix) an officer’s certificate dated as of the Closing Date, to the conditions set forth in Section 4.01(c) and (d) (solely with respect to the Specified Representations); and (x) a Borrowing Base Certificate as of August 2, 2019; provided, however, that, each of the requirements set forth in clause (v) above, including the delivery of documents and instruments necessary to satisfy the Collateral and Guarantee Requirement (except for the execution and delivery of the Security Agreement and to the extent that a Lien on the Collateral may be perfected solely by (x) the filing of a financing statement under the Uniform Commercial Code or (y) the delivery of stock certificates representing the Equity Interests of the Borrowers and the Guarantors required to be pledged pursuant to the Collateral and Guarantee Requirement to the extent (i) possession of such stock certificates or other certificates perfects a security interest therein and (ii) other than in the case of stock certificates representing Equity Interests of the Initial Borrower, such stock certificates or other certificates have been received from the Company after the Initial Borrower’s use of commercially reasonable efforts to receive such documents and instruments) shall not constitute conditions precedent to any Credit Extension on the Closing Date after the Initial Borrower’s use of commercially reasonable efforts to satisfy such requirement on or prior to the Closing Date without undue burden or expense; provided that the Borrowers shall deliver, or cause to be delivered, such search results, documents and instruments, or take or cause to be taken such other actions as may be required to perfect such security interests in accordance with Section 6.17. (b) Payment of all fees, closing payments and expenses required to be paid hereunder and due to the Administrative Agent, the Commitment Parties and the Bookrunners, and in the case of expenses, to the extent invoiced at least three (3) Business Days prior to the Closing Date (except as otherwise reasonably agreed by the Borrowers), required to be paid on the Closing Date. (c) Prior to or substantially concurrently with the initial Borrowing on the Closing Date, the Merger shall be consummated in all material respects pursuant to the Merger Agreement (but without giving effect to any amendments or modifications to the provisions thereof or express waivers or consents thereto that, in each case, are materially adverse to the interests of the Commitment Parties without the consent of the Commitment Parties, such consent not to be unreasonably withheld, conditioned or delayed (it being understood and agreed that (i) any change in the Merger Consideration (as defined in the Merger Agreement) shall be deemed not to be adverse to the interests of the Commitment Parties and (ii) any adverse modification to the definition of Beta Material Adverse Effect (or adverse express waiver or express consent in respect of the definition of Beta Material Adverse Effect) without the prior written consent of the Commitment Parties (such consent not to be unreasonably withheld, delayed or conditioned) shall be deemed to be materially adverse to the interests of the Commitment Parties); provided that in each case the Commitment Parties shall be deemed to have consented to such modification, amendment, waiver or consent unless they shall have objected thereto within 3 Business Days of receipt of written notice of such modification, amendment, consent or waiver. (d) The Specified Merger Agreement Representations and the Specified Representations shall be true and correct in all material respects. (e) The Commitment Parties shall have received the Annual Financial Statements and Quarterly Financial Statements. (f) The Commitment Parties shall have received the Pro Forma Balance Sheet. (g) So long as requested at least ten (10) business days prior to the Closing Date, (x) the Administrative Agent shall have received, at least three (3) Business Days prior to the Closing Date, all documentation and other information with respect to Borrowers and the Guarantors that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act and (y) any Loan Party that qualifies as a “legal entity customer,” under the Beneficial Ownership Regulation shall deliver, at least three (3) Business Days prior to the Closing Date, a beneficial ownership certificate to the Commitment Parties, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, -109 in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association, in relations to such Loan Party (h) Since March 14, 2019, there shall not have been a Beta Material Adverse Effect. (i) The ABL Intercreditor Agreement shall have been executed by the Borrowers and Guarantors party thereto. (j) Prior to or substantially concurrently with the initial Borrowing on the Closing Date, the Closing Date Refinancing shall have been consummated. (k) After giving effect to the Credit Extension made on the Closing Date (and the use of the proceeds thereof), the Total Revolving Credit Exposure shall not exceed the Line Cap at such time. Without limiting the generality of the provisions of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. Section 4.02 Conditions to All Credit Extensions after the Closing Date. The agreement of each Lender and any Issuing Bank to make any extension of credit requested to be made by it hereunder on any date (other than (w) the initial extensions of credit on the Closing Date (except with respect to the condition precedent specified in clause (d) below), (x) Agent Advances, (y) a conversion of Loans to the other Type, or a continuation of Eurocurrency Rate Loans and (z) any amendment, modification, renewal or extension of a Letter of Credit which does not increase the face amount of such Letter of Credit) is subject to the satisfaction (or waiver) of the following conditions precedent: (a) Representations and Warranties. The representations and warranties of each Loan Party set forth in Article V and in each other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Extension with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates. (b) No Default. No Default or Event of Default shall exist or would result from such proposed Credit Extension or from the application of the proceeds therefrom. (c) Request for Credit Extension. Delivery of a Request for Credit Extension in accordance with the requirements hereof. (d) Borrowing Base Limitations. After giving effect thereto (and the use of the proceeds thereof) the Total Revolving Credit Exposure would not exceed the Line Cap at such time. Each Borrowing of a Loan (other than (w) the initial extensions of credit on the Closing Date (except with respect to the condition precedent specified in clause (d) above), (x) Agent Advances, (y) a conversion of Loans to the other Type, or a continuation of Eurocurrency Rate Loans and (z) any amendment, modification, renewal or extension of a Letter of Credit which does not increase the face amount of such Letter of Credit) by and issuance of a Letter of Credit on behalf of one or more Borrowers hereunder shall constitute a representation and warranty by the Parent Borrower and such Borrower as of the date of such extension of credit that the conditions contained in this Section 4.02 have been satisfied. Notwithstanding anything in this Section 4.02 to the contrary, (i) the effectiveness of any Incremental Amendment shall be subject only to the conditions precedent set forth in Section 2.14 and to such conditions as are -110 mutually agreed between the applicable Borrower and the Lenders party to the Incremental Amendment and (ii) the effectiveness of any Extension Amendment shall be subject only to the conditions precedent set forth in Section 2.16 and to such conditions as are mutually agreed between the applicable Borrower and the Lenders party to the Extension Amendment. ARTICLE V. REPRESENTATIONS AND WARRANTIES Each Borrower and each of the Guarantors party hereto represent and warrant to the Agents, the Issuing Banks and the Lenders (a) on and as of the Closing Date (provided that (x) the only representations and warranties under this Article V the accuracy of which shall be a condition precedent under Section 4.01 to the Credit Extension on the Closing Date shall be the Specified Representations and (y) for purposes of the making of the representations and warranties in this Article V on the Closing Date, all references in this Article V to the Loan Parties (or any of them) or the Restricted Subsidiaries or Subsidiaries of the Parent Borrower (or any of them) shall in each case be references to such Persons after giving effect to the Transactions) and (b) after the Closing Date, at the time of each Credit Extension (to the extent, in the case of clause (b), the representations and warranties in this Article V are required to be true and correct in all material respects or otherwise as a condition to such Credit Extension pursuant to Article IV) that: Section 5.01 Existence, Qualification and Power; Compliance with Laws. Each Loan Party and each Restricted Subsidiary that is a Material Subsidiary (a) is a Person duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, organization or formation (to the extent such concept exists in such jurisdiction), (b) in the case of the Loan Parties has all requisite corporate power, limited liability power or other organizational power and authority to execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and in good standing (to the extent such concept exists in such jurisdiction) under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business as currently conducted requires such qualification, (d) is in compliance with all applicable Laws (including the United States Foreign Corrupt Practices Act of 1977, as amended), orders, writs and injunctions and (e) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case referred to in clause (a) (other than with respect to the Parent Borrower), (c), (d) or (e), to the extent that failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party (a) have been duly authorized by all necessary corporate or other organizational action, and (b) do not (i) contravene the terms of any of such Person’s Organization Documents, (ii) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of such Loan Party (other than as permitted by Section 7.01), or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject or (iii) violate any Law; except with respect to any breach or contravention or payment (but not creation of Liens) referred to in clauses (ii) and (iii), to the extent that such violation, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect. Section 5.03 Governmental Authorization; Other Consents. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, enforcement by the Administrative Agent of its rights under the Loan Documents against, any Loan Party of this Agreement or any other Loan Document, the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, the perfection (if and to the extent required by the Collateral and Guarantee Requirement) or maintenance of the Liens created under the Collateral Documents (including the priority thereof) or the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the -111

Collateral pursuant to the Collateral Documents, except for (i) filings and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given or made or in full force and effect pursuant to the Collateral and Guarantee Requirement) and (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 5.04 Binding Effect. This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party that is party thereto. This Agreement and each other Loan Document constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is a party thereto in accordance with its terms, except as such enforceability may be limited by (i) Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing and (ii) the effect of foreign Laws, rules and regulations as they relate to pledges of Equity Interests in Foreign Subsidiaries. Section 5.05 Financial Statements; No Material Adverse Effect. (a) As of the Closing Date, the Pro Forma Balance Sheet, a copy of which has heretofore been furnished to the Administrative Agent, has been prepared in good faith, based on assumptions believed by the Borrowers to be reasonable as of the date of delivery thereof, and present fairly in all material respects on a pro forma basis the estimated financial position of the Parent Borrower and their respective Subsidiaries as at March 31, 2019 (it being understood and agreed that such Pro Forma Balance Sheet need not be prepared in compliance with Regulation S-X of the Securities Act of 1933, as amended, or include adjustments for purchase or recapitalization accounting (including adjustments of the type contemplated by Financial Accounting Standards Board Accounting Standards Codification 805, Business Combinations (formerly SFAS 141R))). (b) Since the Closing Date, there has been no event, circumstance or change, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. Section 5.06 Litigation. Except as set forth on Schedule 5.06, (a) there are no actions, suits or proceedings, pending or (b) to the knowledge of any Borrower, there are no actions, suits, proceedings, claims or disputes overtly threatened in writing, in each case of (a) and (b), at law, in equity, in arbitration or before any Governmental Authority, by or against any Borrower or any Restricted Subsidiary or against any of their properties or revenues that either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Section 5.07 Ownership of Property; Liens. Each of the Borrowers and each of its Restricted Subsidiaries has good record title to, or valid leasehold interests in, or easements or other limited property interests in, all Real Property necessary in the ordinary conduct of its business, free and clear of all Liens except as set forth on Schedule 5.07 and except for minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes and Liens permitted by Section 7.01 and except where the failure to have such title or other interest could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 5.08 Environmental Matters. Except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (a) each Loan Party and its respective properties and operations are and have been in compliance with all Environmental Laws, which includes obtaining and maintaining all applicable -112

Environmental Permits required under such Environmental Laws to carry on the business of the Loan Parties; (b) the Loan Parties have not received any written notice that alleges any of them is in violation of or potentially liable under any Environmental Laws and none of the Loan Parties nor any Real Property is the subject of any claims, investigations, liens, demands, or judicial, administrative or arbitral proceedings pending or, to the knowledge of any Borrower, threatened in writing, under any Environmental Law or to revoke or modify any Environmental Permit held by any of the Loan Parties; (c) there has been no Release of Hazardous Materials on, at, under or from any Real Property or facilities owned, operated or leased by any of the Loan Parties, or, to the knowledge of any Borrower, Real Property formerly owned, operated or leased by any Loan Party or arising out of the conduct of the Loan Parties, in any case, that could reasonably be expected to require investigation, remedial activity or corrective action or cleanup under Environmental Laws or could reasonably be expected to result in the Borrowers or any other Loan Party incurring liability under Environmental Laws; and (d) there are no existing facts, circumstances or conditions arising out of or relating to the operations of the Loan Parties or Real Property or facilities owned, operated or leased by any of the Loan Parties or, to the knowledge of any Borrower, Real Property or facilities formerly owned, operated or leased by the Loan Parties that could reasonably be expected to result in the Borrowers or any other Loan Party incurring liability under Environmental Laws. Section 5.09 Taxes. Except as could not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Borrowers and the Restricted Subsidiaries have timely filed all tax returns required to be filed by them, and have paid all Taxes levied or imposed upon them or their properties, income, profits or assets, that are due and payable (including in their capacity as a withholding agent), except those which are being contested in good faith by appropriate actions diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There is no proposed Tax deficiency or assessment known to any Loan Parties against the Loan Parties or their Restricted Subsidiaries that, if made, could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. No written adjustment relating to any such returns and involving a material amount of tax has been proposed or otherwise assessed by a taxing authority, and there are no pending audits, proceedings or actions related to the assessment or collection of taxes against any Loan Party that could, individually or in the aggregate, in each case, reasonably be expected to have a Material Adverse Effect. Section 5.10 ERISA Compliance. (a) Except as could not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each Plan is in compliance in form and operation with its terms and with the applicable provisions of ERISA, the Code and other applicable federal or state Laws. (b) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) neither any Loan Party, Restricted Subsidiary nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due but not delinquent under Section 4007 of ERISA); (iii) neither any Loan Party, Restricted Subsidiary nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 of ERISA with respect to a Multiemployer Plan; and (iv) to the knowledge of the Borrowers, neither any Loan Party, nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA; except, with respect to each of the foregoing clauses of this Section 5.10(b), as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. -113

Section 5.11 Subsidiaries; Equity Interests. As of the Closing Date (after giving effect to the Transactions), no Loan Party has any Material Subsidiaries other than those specifically disclosed on Schedule 5.11 (it being understood that the disclosure of any Subsidiary on Schedule 5.11 shall not be an admission that such Subsidiary is a Material Subsidiary), and all of the outstanding Equity Interests owned by the Loan Parties (or a Subsidiary of any Loan Party) in such Material Subsidiaries have been validly issued and are fully paid and all Equity Interests owned by a Loan Party (or a Subsidiary of any Loan Party) in such Material Subsidiaries are owned free and clear of all Liens except (i) those created under the Collateral Documents and (ii) any nonconsensual Lien that is permitted under Section 7.01. Section 5.12 Margin Regulations; Investment Company Act. (a) Each Borrower is not and will not engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Borrowings or drawings under any Letter of Credit will be used for any purpose that violates Regulation U of the Board of Governors of the United States Federal Reserve System. (b) None of the Borrowers or any Guarantor is required to be registered as an “investment company” under the Investment Company Act of 1940. Section 5.13 Disclosure. (a) No report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party concerning the Initial Borrower, Omega Parent, the Company or their respective Subsidiaries or the Transactions (other than projected financial information, pro forma financial information, budgets, estimates, other forward looking statements and information of a general economic or industry nature) to any Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or any other Loan Document (as modified or supplemented by other information so furnished) when taken as a whole and as supplemented contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein (when taken as a whole), in the light of the circumstances under which they were made, not materially misleading. With respect to written projected financial information and pro forma financial information, the Borrowers represent that such written information was prepared in good faith based upon assumptions believed to be reasonable at the time such information was furnished to the Lenders (it being understood that (i) such projected financial information and pro forma financial information are not to be viewed as facts or a guarantee of performance and are subject to significant uncertainties and contingencies many of which are beyond the control of the Parent Borrower and its Subsidiaries and (ii) no assurance can be given that any particular financial projections will be realized, and that actual results during the period or periods covered by any such written projected financial information and pro forma financial information may vary from such forecasts and that such variations may be material and that no assurance can be given that the projected results will be realized). (b) As of the Closing Date, the information included in the beneficial ownership certification delivered pursuant to Section 4.01(g) is true and correct in all material respects. Section 5.14 Labor Matters. Except as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against any Borrower or any of its Restricted Subsidiaries pending or, to the knowledge of the Borrowers, overtly threatened and (b) each Borrower and each of its Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Laws dealing with wage and hour matters. -114

Section 5.15 Intellectual Property; Licenses, Etc. The Borrowers and the Restricted Subsidiaries own, license or otherwise possess the right to use (free and clear of all Liens, except for the Liens permitted by Section 7.01) all of the intellectual property rights, including without limitation, trademarks, service marks, trade names, domain names, copyrights, patents, patent rights, licenses, technology, software, know-how database rights, design rights, works of authorship, trade secrets, all registrations and applications related to any of the above, and other intellectual property rights (collectively, “IP Rights”) that are necessary for the operation of their respective businesses as currently conducted, except to the extent the absence of such IP Rights, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. To the knowledge of each Borrower, the operation of the respective businesses of the Borrowers and the Restricted Subsidiaries as currently conducted does not infringe upon any IP Rights held by any Person except for such infringements, individually or in the aggregate, which could not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any of the IP Rights is pending or, to the knowledge of any Borrower, overtly threatened in writing against any Loan Party or any of the Restricted Subsidiaries, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Section 5.16 Solvency. On the Closing Date, after giving effect to the Transactions, the Parent Borrower and the Restricted Subsidiaries, on a consolidated basis, are Solvent. Section 5.17 [Reserved]. Section 5.18 USA Patriot Act, FCPA and OFAC. (a) To the extent applicable, each of the Guarantors, the Borrowers and the Restricted Subsidiaries is in compliance, in all material respects, with (i) the Trading with the Enemy Act and each of the foreign assets control regulations of the United States Treasury Department (31 CFR Subtitle B, Chapter V) and any other enabling legislation or executive order relating thereto and (ii) the USA Patriot Act, solely for purposes of Section 4.01 to the extent a breach or violation of the representation in this clause (ii) would reasonably be expected to result in a Material Adverse Effect. (b) No part of the proceeds of the Loans will be used by the Guarantors, the Borrowers or any Restricted Subsidiary, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended. (c) (i) None of the Guarantors, the Borrowers or any Restricted Subsidiaries nor, to the knowledge of any Borrower, any director or officer of any Guarantor, Borrower or Restricted Subsidiary is currently the subject of any U.S. sanctions program administered by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”), and (ii) none of the Guarantors, the Borrowers or any Restricted Subsidiary will directly or indirectly knowingly use the proceeds of the Loans or otherwise knowingly make available such proceeds to any Person, for the purpose of financing the activities of any Person, or in any country or territory that, at the time of such financing, is the subject of any U.S. sanctions program administered by OFAC, except to the extent licensed or otherwise approved by OFAC. Section 5.19 Collateral Documents. Except as otherwise contemplated hereby or under any other Loan Documents and subject to the limitations set forth in the Collateral and Guarantee Requirement, the provisions of the Collateral Documents, together with such filings and other actions required to be taken hereby or by the applicable Collateral Documents (including the delivery to the Administrative Agent of any Pledged Debt and any Pledged Equity required to be delivered pursuant to the applicable Collateral Documents), are effective to create in favor of the Administrative Agent for the benefit -115 of the Secured Parties, except as otherwise provided hereunder or pursuant to the applicable Loan Documents, including subject to Liens permitted by Section 7.01, a legal, valid, enforceable and perfected Lien on all right, title and interest of the respective Loan Parties in the Collateral described therein. Notwithstanding anything herein (including this Section 5.19) or in any other Loan Document to the contrary, neither the Borrowers nor any other Loan Party makes any representation or warranty as to (A) the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest in any Equity Interests of any Foreign Subsidiary that is not a Guarantor, or as to the rights and remedies of the Agents or any Lender with respect thereto, under foreign Law, (B) the pledge or creation of any security interest, or the effects of perfection or non- perfection, the priority or the enforceability of any pledge of or security interest to the extent such pledge, security interest, perfection or priority is not required pursuant to the Collateral and Guarantee Requirement or (C) on the Closing Date and until required pursuant to Section 6.13, 6.17 or 4.01(a)(v), the pledge or creation of any security interest, or the effects of perfection or non-perfection, the priority or enforceability of any pledge or security interest to the extent not required on the Closing Date pursuant to Section 4.01(a)(v). Section 5.20 EEA Financial Institution and Covered Party. No Loan Party is an EEA Financial Institution or a Covered Party. Section 5.21 Accounts. Without limiting the statements contained in any Borrowing Base Certificate, the statements in each Borrowing Base Certificate are or will be (when such Borrowing Base Certificate is delivered) true and correct in all material respects. The Administrative Agent may rely, in determining which Accounts are Eligible Accounts, on all statements and representations made by the Borrowers with respect thereto. With respect to each Account at the time it is shown as an Eligible Account in a Borrowing Base Certificate: (a) it is genuine and in all material respects what it purports to be, and is not evidenced by a judgment; (b) it arises out of a completed, bona fide sale and delivery of goods or rendition of service and substantially in accordance with any purchase order, contract or other document relating thereto; and (c) it is for a sum certain, maturing as stated in the invoice covering such sale or rendition. Section 5.22 Borrowing Base Calculation. The calculation by the Administrative Borrower of each Borrowing Base in any Borrowing Base Certificate delivered to the Administrative Agent and the valuation thereunder is complete and accurate in all material respects as of the date of such delivery. ARTICLE VI. AFFIRMATIVE COVENANTS So long as any Lender shall have any Commitment, any Loan or other Obligation (other than contingent indemnification obligations as to which no claim has been asserted) or any Letter of Credit shall remain outstanding (unless the Outstanding Amount of the LC Obligations related thereto has been Cash Collateralized or backstopped by a letter of credit reasonably satisfactory to the applicable Issuing Bank or such Letter of Credit has been deemed reissued under another agreement reasonably acceptable to the applicable Issuing Bank), then from and after the Closing Date, the Parent Borrower shall, and shall cause the Restricted Subsidiaries to: Section 6.01 Financial Statements. Deliver to the Administrative Agent for prompt further distribution to each Lender: -116

(a) within one hundred and twenty (120) days after the end of each fiscal year of the Parent Borrower (or, in the case of financial statements for the fiscal year ended December 31, 2019, on or before the date that is one hundred and fifty (150) days after the end of such fiscal year), a consolidated statement of financial condition of the Parent Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year (provided, in no event shall any comparison be required to be furnished to the Administrative Agent with respect to any period occurring prior to the first day of the fiscal year of the Parent Borrower ended December 31, 2019; provided, further, in no event shall any prior year comparison financial be required to include information with respect to Omega and its Subsidiaries prior to the Closing Date), all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of any independent registered public accounting firm of nationally recognized standing or any other independent registered public accounting firm approved by the Administrative Agent (such consent not to be unreasonably withheld, delayed or conditioned), which report and opinion (i) shall be prepared in accordance with generally accepted auditing standards and (ii) shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (other than a “going concern” or like qualification or exception as a result of a prospective or actual default or event of default with respect to any financial covenant (including the Financial Covenant), or the impending maturity of any Indebtedness); (b) within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Parent Borrower, beginning with the fiscal quarter ending September 30, 2019 (or, in the case of such financial statements for the first three such deliveries, on or before the date that is sixty (60) days after the end of such fiscal quarter), a consolidated unaudited statement of financial condition of the Parent Borrower and its Subsidiaries as at the end of such fiscal quarter and the related (i) consolidated unaudited statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and (ii) consolidated unaudited statements of cash flows for such fiscal quarter and for the portion of the fiscal year then ended, and beginning one full fiscal year following the Closing Date, setting forth, in each case, in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year (provided no comparison to any period prior to the Closing Date shall be required), all in reasonable detail and certified by a Responsible Officer of the Administrative Borrower as fairly presenting in all material respects the financial condition, results of operations and cash flows of the Parent Borrower and their Restricted Subsidiaries in accordance with GAAP, subject only to normal year-end adjustments and the absence of footnotes; (c) within ninety (90) days after the end of each fiscal year of the Parent Borrower (beginning with the fiscal year ended December 31, 2019), a reasonably detailed consolidated budget for the then-current fiscal year as customarily prepared by management of the Borrower for their internal use (including a projected consolidated balance sheet of the Parent Borrower and its Restricted Subsidiaries as of the end of such fiscal year and the related consolidated statements of projected cash flow and income for such fiscal year and a summary of the material underlying assumptions applicable thereto (the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed by the Borrowers to be reasonable at the time such Projections were furnished to the Administrative Agent, it being understood that such Projections are not to be viewed as facts or as a guarantee of performance or achievement of any particular results, are subject to significant uncertainties and contingencies many of which are beyond the control of the Parent Borrower and their Restricted Subsidiaries, and that actual results may vary from such Projections and that such variations may be material and that no assurance can be given that the projected results will be realized; provided, that such Projections shall only be delivered to Lenders that are not Public Lenders; (d) simultaneously with the delivery of each set of consolidated financial statements referred to in Section 6.01(a) and Section 6.01(b) above, the related consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any and which are not required to be audited and may be in footnote form only) from such consolidated financial statements; and -117

(e) within ten (10) Business Days after the Closing Date (x) a consolidated unaudited statement of financial condition of the Company and its Subsidiaries as at June 30, 2019 and the related (i) consolidated unaudited statements of income or operations for the fiscal quarter ended June 30, 2019 and for the portion of the fiscal year then ended and (ii) consolidated unaudited statements of cash flows for the fiscal quarter ended June 30, 2019 and for the portion of the fiscal year then ended and (y) a consolidated unaudited statement of financial condition of Omega III and its Subsidiaries as at June 30, 2019 and the related (i) consolidated unaudited statements of income or operations for the fiscal quarter ended June 30, 2019 and for the portion of the fiscal year then ended and (ii) consolidated unaudited statements of cash flows for the fiscal quarter ended June 30, 2019 and for the portion of the fiscal year then ended, all in reasonable detail and certified by a Responsible Officer of the Company or Omega III, as applicable, as fairly presenting in all material respects the financial condition, results of operations and cash flows of the Company or Omega III, as applicable, and their respective Subsidiaries in accordance with GAAP, subject only to normal year-end adjustments and the absence of footnotes. Notwithstanding the foregoing, the obligations in paragraphs (a) through (e) of this Section 6.01 may be satisfied with respect to such applicable financial information by furnishing the Parent Borrower’s Form 10-K, 10-Q or 8-K, as applicable, filed with the SEC (or, with respect to clause (e) only, by furnishing the Company’s or the Parent Borrower’s, as applicable, Form 10-Q or 8-K filed with the SEC); provided that to the extent such information is in lieu of information required to be provided under Section 6.01(a), such materials are, to the extent applicable, accompanied by a report and opinion of any independent registered public accounting firm of nationally recognized standing or any other independent registered public accounting firm approved by the Administrative Agent (such consent not to be unreasonably withheld, delayed or conditioned), which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (other than a “going concern” or like qualification or exception as a result of a prospective or actual default or event of default with respect to any financial covenant (including the Financial Covenant), or the impending maturity of any Indebtedness). Any financial statement required to be delivered pursuant to Section 6.01(a), (b) or (e) shall not be required to include purchase accounting or recapitalization accounting adjustments relating to the Transactions or any other acquisition to the extent it is not practicable to include any such adjustments in such financial statement. Section 6.02 Certificates; Other Information. Deliver to the Administrative Agent for prompt further distribution to each Lender: (a) no later than five (5) Business Days after the delivery of the financial statements referred to in Section 6.01(a) and Section 6.01(b), a duly completed Compliance Certificate signed by a Responsible Officer of the Administrative Borrower (it being understood and agreed that such Compliance Certificate shall require a calculation of the Financial Covenant regardless of whether the Financial Covenant is then being tested); (b) promptly after the same are publicly available, copies of all annual, regular, periodic and special reports and registration statements which any Borrower or any Restricted Subsidiary files with the SEC or with any Governmental Authority that may be substituted therefor (other than amendments to any registration statement (to the extent such registration statement, in the form it became effective, is delivered), exhibits to any registration statement and, if applicable, any registration statement on Form S-8) and in any case not otherwise required to be delivered to the Administrative Agent pursuant to any other clause of this Section 6.02; (c) promptly after the furnishing thereof, copies of any amendment, written modification or waiver of the First Lien Credit Agreement or the Second Lien Notes Indenture; (d) together with the delivery of each Compliance Certificate pursuant to Section 6.02(a), a list of each Subsidiary of the Borrowers that identifies each Subsidiary as a Restricted Subsidiary or an -118

Unrestricted Subsidiary as of the date of delivery of such Compliance Certificate (to the extent that there have been any changes in the identity or status as a Restricted Subsidiary or Unrestricted Subsidiary of any such Subsidiaries since the later of the Closing Date or the most recent list provided); (e) promptly, such additional information regarding the business, legal, financial or corporate affairs of the Loan Parties or any of their respective Restricted Subsidiaries, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender through the Administrative Agent may from time to time reasonably request; (f) from and after the Closing Date, (i) unless clause (ii) below applies, not later than 5:00 p.m., New York City time on or before the twentieth (20th) day of each fiscal month (or more frequently as the Administrative Borrower may elect, so long as the frequency of delivery is maintained by the Administrative Borrower for the immediately following sixty (60) day period), (ii) during any period in which a Dominion Period is in effect and in respect of which the Administrative Agent has delivered notice thereof as contemplated by the definition thereof, not later than 5:00 p.m., New York City time, on or before Wednesday of each week, (iii) at the Administrative Borrower’s discretion, at the time of the consummation of a Permitted Acquisition (including, if applicable, a calculation of the Acquired Asset Borrowing Base) and (iv) at the time of the consummation of a sale or other Disposition with a value in excess of $7,500,000 (other than any Disposition of cash or Inventory in the ordinary course of business), in each case, a borrowing base certificate setting forth the Borrowing Base (in each case with supporting calculations in reasonable detail) substantially in the form of Exhibit N (each, a “Borrowing Base Certificate”), which shall be prepared as of the last Business Day of the preceding fiscal month in the case of each subsequent Borrowing Base Certificate (or, if any such Borrowing Base Certificate is delivered more frequently than monthly, as of the last Business Day of the week or other applicable period preceding such delivery). Each such Borrowing Base Certificate shall include such supporting information as may be reasonably requested from time to time by the Administrative Agent, including the (x) aggregate amount of Specified Beta Vendor Obligations owed to any vendor at such time and (y) the total value of all assets of the Parent Borrower or the applicable Restricted Subsidiary subject to Liens securing the Specified Beta Vendor Obligations at such time; and (g) (i) In the case of succeeding sub-clause (x), one (1) time during each fiscal year of the Parent Borrower (or, at any time that Specified Availability is less than the greater of (i) 15.0% of the Line Cap and (ii) $15,000,000 for five (5) consecutive business days, two (2) times in each fiscal year of the Parent Borrower), (ii) in the case of succeeding sub-clause (y), one (1) time in each fiscal year (at any time that Specified Availability is less than the greater of (i) 15.0% of the Line Cap and (ii) $15,000,000 for five (5) consecutive business days, two (2) times in each fiscal year of the Parent Borrower) and (iii) in the case of either sub-clause (x) or (y), at any time that any Specified ABL Default exists, as often as the Administrative Agent reasonably requests (x) an appraisal of the Inventory of the Loan Parties and (y) a collateral examination of the Inventory, Accounts and related accounts of the Loan Parties, in each case, in scope and form, and conducted by the Administrative Agent or from a third-party appraiser and a third- party consultant, respectively, reasonably satisfactory to the Administrative Agent and at the sole cost and expense of the Borrowers. The Administrative Agent shall deliver to each Lender, within five (5) days of receipt thereof, each final report delivered to the Administrative Agent pursuant to this clause (g). Documents required to be delivered pursuant to Section 6.01 and Section 6.02(b) and (c) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Administrative Borrower posts such documents, or provides a link thereto on the website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Borrowers’ behalf on the Platform, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that (x) upon written request by the Administrative Agent, the Administrative Borrower shall deliver paper copies of such documents (which may be electronic copies delivered via electronic mail) to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (y) the Administrative Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of -119 paper copies of such documents from the Administrative Agent and maintaining its copies of such documents. Notwithstanding anything to the contrary in this Section 6.02, none of the Borrowers or any of the Restricted Subsidiaries will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (a) constitutes non-financial trade secrets or non- financial proprietary information, (b) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any binding agreement or (c) is subject to attorney-client or similar privilege or constitutes attorney work product. Each Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders materials and/or information provided by or on behalf of any Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on the Platform and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive Material Non-Public Information, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. Each Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrowers shall be deemed to have authorized the Administrative Agent, the Arranger, and the Lenders to treat such Borrower Materials as not containing any Material Non-Public Information (although it may be sensitive and proprietary) with respect to the Borrowers or their securities for purposes of United States federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.08); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (z) the Administrative Agent and the Arrangers shall treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Notwithstanding the foregoing, the Borrowers shall be under no obligation to mark the Borrower Materials “PUBLIC.” Section 6.03 Notices. Promptly after a Responsible Officer of the Administrative Borrower has obtained actual knowledge thereof, notify the Administrative Agent (which will promptly thereafter furnish such notice to each Lender): (a) of the occurrence of any Event of Default; (b) of the occurrence of an ERISA Event which would reasonably be expected to result in a Material Adverse Effect; (c) of the filing or commencement of, or any written overt threat or notice of intention of any person to file or commence, any action, suit, litigation or proceeding, whether at law or in equity by or before any Governmental Authority against any Borrower or any Restricted Subsidiary that would reasonably be expected to be adversely determined and, if so determined, would reasonably be expected to result in a Material Adverse Effect; (d) of any violation by any Loan Party or any of their respective Restricted Subsidiaries of, or liability of any Loan Party or any of their respective Restricted Subsidiaries under, any Environmental Law which would reasonably be expected to have a Material Adverse Effect; or (e) notice of the commencement of a Compliance Period or a circumstance that, with the giving of notice, would commence a Dominion Period. Each notice pursuant to this Section 6.03 shall be accompanied by a written statement of a Responsible Officer of the Administrative Borrower (x) that such notice is being delivered pursuant to Section 6.03(a), (b), (c), (d) or (e) (as applicable) and (y) setting forth details of the occurrence referred to therein and stating what action the Borrowers have taken and propose to take with respect thereto. -120

Section 6.04 Payment of Taxes. Pay, discharge or otherwise satisfy, as the same shall become due and payable in the normal conduct of its business, all its obligations and liabilities in respect of Taxes imposed upon it or upon its income or profits or in respect of its property, except, in each case, to the extent (a) any such Tax is being contested in good faith and by appropriate actions for which appropriate reserves have been established in accordance with GAAP or (b) the failure to pay or discharge the same would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 6.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization, and (b) take all reasonable action to maintain all rights, privileges (including its good standing where applicable in the relevant jurisdiction), permits, approvals, licenses and franchises material to the ordinary conduct of its business, except, in the case of clause (a) or (b), to the extent (i) that failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (except in the case of clause (a) with respect to the Parent Borrower) or (ii) pursuant to any transaction permitted by Sections 7.04 and 7.05. Section 6.06 Maintenance of Properties. Except if the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order, repair and condition, ordinary wear and tear excepted and fire, casualty or condemnation excepted. Section 6.07 Maintenance of Insurance. Maintain with insurance companies that the Borrowers believe (in the good faith judgment of management) are financially sound and reputable at the time the relevant coverage is placed or renewed, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as the Borrowers and the Restricted Subsidiaries) as are customarily carried under similar circumstances by such other Persons. Each such policy of insurance (other than business interruption insurance (if any), director and officer insurance and worker’s compensation insurance) shall as appropriate (i) name the Administrative Agent, on behalf of the Secured Parties, as an additional insured thereunder as its interest may appear or (ii) in the case of each casualty insurance policy, contain a loss payable clause or endorsement that names the Administrative Agent, on behalf of the Secured Parties, as loss payee thereunder. Section 6.08 Compliance with Laws. Comply with the requirements of all Laws and all orders, writs, injunctions and decrees of any Governmental Authority applicable to it or to its business or property, except if the failure to comply therewith would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 6.09 Books and Records. Maintain proper books of record and account, in which entries that are full, true and correct in all material respects and are in conformity with GAAP and which reflect all material financial transactions and matters involving the assets and business of a Borrower or a Restricted Subsidiary, as the case may be (it being understood and agreed that certain Foreign Subsidiaries maintain individual books and records in conformity with generally accepted -121 accounting principles in their respective countries of organization and that such maintenance shall not constitute a breach of the representations, warranties or covenants hereunder). Section 6.10 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom (other than the records of the Board of Directors of such Loan Party or such Restricted Subsidiary), and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants (subject to such accountants’ customary policies and procedures), all at the reasonable expense of the Borrowers and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrowers; provided that only the Administrative Agent on behalf of the Lenders may exercise rights of the Administrative Agent and the Lenders under this Section 6.10 and the Administrative Agent shall not exercise such rights more often than one time during any calendar year and such time shall be at the Borrowers’ expense; provided, further, that during the continuance of an Event of Default, the Administrative Agent (or any of its respective representatives or independent contractors), on behalf of the Lenders, may do any of the foregoing at the expense of the Borrowers at any time during normal business hours and upon reasonable advance notice. The Administrative Agent shall give the Borrowers the opportunity to participate in any discussions with the Borrowers’ independent public accountants. Notwithstanding anything to the contrary in this Section 6.10, none of the Borrowers or any of the Restricted Subsidiaries will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (a) constitutes non- financial trade secrets or non-financial proprietary information, (b) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law, fiduciary duty or any binding agreement or (c) is subject to attorney-client or similar privilege or constitutes attorney work product. For the avoidance of doubt, this Section 6.10 does not govern field examinations or inventory appraisals, which are governed by Section 6.02(g). Section 6.11 Additional Collateral; Additional Guarantors. At the Borrowers’ expense, subject to the limitations and exceptions of this Agreement, including, without limitation, the provisions of the Collateral and Guarantee Requirement, the Intercreditor Agreements and any applicable limitation in any Collateral Document, take all action necessary or reasonably requested by the Administrative Agent to ensure that the Collateral and Guarantee Requirement continues to be satisfied, including: (a) upon (v) the formation or acquisition of any new direct or indirect wholly-owned Material Domestic Subsidiary (in each case, other than an Excluded Subsidiary) by any Loan Party, (w) an election by the Borrower to designate a Restricted Subsidiary as a Guarantor pursuant to the definition of Guarantor, (x) the designation in accordance with Section 6.14 of any existing direct or indirect wholly-owned Material Domestic Subsidiary as a Restricted Subsidiary (in each case, other than an Excluded Subsidiary), (y) any Subsidiary becoming a wholly-owned Material Domestic Subsidiary (in each case, other than an Excluded Subsidiary) or (z) any Restricted Subsidiary ceasing to be an Excluded Subsidiary: (i) within 60 (or such greater number of days specified below) days after such formation, acquisition or designation, or such longer period as the Administrative Agent may agree in writing in its reasonable discretion: (A) cause each such Subsidiary to duly execute and deliver to the Administrative Agent, other than with respect to any Excluded Assets, a Guarantor Joinder Agreement to this Agreement as Guarantors, completed Security Agreement Supplements, Intellectual Property Security Agreements, a counterpart of the Intercompany Note and other security agreements and documents as reasonably requested by and in form and substance reasonably satisfactory to the Administrative Agent (consistent with the Security Agreement, Intellectual Property Security Agreements and -122

other security agreements in effect on the Closing Date), in each case granting Liens required by the Collateral and Guarantee Requirement; (B) cause each such Subsidiary (and the parent of each such Subsidiary that is a Guarantor) to deliver any and all certificates representing Equity Interests (to the extent certificated), intercompany notes (to the extent certificated) and instruments evidencing Indebtedness that, in each case, are required to be pledged pursuant to the Collateral and Guarantee Requirement, accompanied by undated stock powers or other appropriate instruments of transfer executed in blank; and (C) take and cause such Subsidiary (and the parent of such Subsidiary that is a Guarantor) to take whatever action (including the filing of UCC financing statements and delivery of stock and membership interest certificates to the extent certificated) as may be required pursuant to the terms of the Loan Documents or as may be necessary in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and perfected first priority Liens (to the extent required by the Collateral Documents) to the extent required by the Collateral and Guarantee Requirement; (ii) if reasonably requested by the Administrative Agent, within sixty (60) days after such request (or such longer period as the Administrative Agent may agree in writing in its reasonable discretion), deliver to the Administrative Agent customary legal opinions, board resolutions, good standing certificates and secretary’s or assistant secretary’s certificates consistent with those delivered on the Closing Date under Section 4.01 (conformed as appropriate) other than changes to such legal opinions resulting from a change in Law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent as to such matters set forth in this Section 6.11(a) as the Administrative Agent may reasonably request; (iii) [reserved]; and (iv) if reasonably requested by the Administrative Agent, within sixty (60) days after such request (or such longer period as the Administrative Agent may agree in writing in its reasonable discretion), deliver to the Administrative Agent any other items necessary from time to time to satisfy the Collateral and Guarantee Requirement with respect to perfection and existence of security interests with respect to property of any Guarantor acquired after the Closing Date and subject to the Collateral and Guarantee Requirement, but not specifically covered by the preceding clauses (i) or (ii). (b) [Reserved]. (c) Requiring each Domestic Subsidiary required to be designated as a “Material Domestic Subsidiary” pursuant to the proviso in the definition of “Material Domestic Subsidiary” to have taken all actions to comply with the provisions of Section 6.11 within the time frame required by the definition of “Material Domestic Subsidiary”. Section 6.12 Compliance with Environmental Laws. Except, in each case, to the extent that the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (a) comply, and use commercially reasonable efforts to take all reasonable actions to cause all lessees and other Persons operating or occupying its properties to comply, with all applicable Environmental Laws and Environmental Permits; (b) obtain and renew all Environmental Permits necessary for its operations and properties; and (c) in each case to the extent the Loan Parties are required by applicable Environmental Laws, conduct any investigation, remedial, cleanup or other corrective action necessary to address Hazardous Materials at any property or facility in accordance with applicable Environmental Laws. -123

Section 6.13 Further Assurances. Promptly upon reasonable request by the Administrative Agent (i) correct any mutually identified material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Collateral Document or other document or instrument relating to any Collateral, and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent may reasonably request from time to time in order to (x) carry out more effectively the purposes of the Collateral Documents and/or (y) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens (subject to Liens permitted hereunder) intended to be created thereunder, in each case, to the extent required pursuant to the Collateral and Guarantee Requirement. Section 6.14 Designation of Subsidiaries. The Borrowers may at any time after the Closing Date designate any Restricted Subsidiary of a Borrower (other than any Borrower (unless the Administrative Borrower has delivered a notice terminating such Borrower’s status as a Borrower hereunder in accordance with the definition of “Borrower”)) as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (i) immediately before and after such designation, no Specified ABL Default shall have occurred and be continuing, (ii) in no event shall an Unrestricted Subsidiary acquire (including pursuant to the designation of a Restricted Subsidiary as an Unrestricted Subsidiary) Material IP from the Parent Borrower or any Restricted Subsidiary and (iii) immediately before and after such designation, the Payment Conditions shall be satisfied. The designation of any Subsidiary as an Unrestricted Subsidiary after the Closing Date shall constitute an Investment by the applicable Borrower therein at the date of designation as set forth in the definition of Investment. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute (a) the incurrence (at the time of designation) of any Investment, Indebtedness or Liens of such Subsidiary existing at such time and (b) a Return on any Investment by the applicable Borrower in Unrestricted Subsidiaries pursuant to the definition of Investment. Section 6.15 [Reserved]. Section 6.16 Use of Proceeds. Use the proceeds of any Borrowing on the Closing Date, whether directly or indirectly, in a manner consistent with the definition of Permitted Initial Revolving Credit Borrowing Purposes, and after the Closing Date, use the proceeds of any Borrowing for any purpose not otherwise prohibited under this Agreement. Section 6.17 Post-Closing Matters. Cause to be delivered or performed the documents and other agreements set forth on Schedule 6.17 within the time frames specified in such Schedule 6.17. All conditions precedent and representations contained in this Agreement and the other Loan Documents shall be deemed modified to the extent necessary to effect the foregoing (and to permit the taking of the actions described above within the time periods required above, rather than as elsewhere provided in the Loan Documents); provided that (x) to the extent any representation and warranty would not be true because the foregoing actions were not taken on the Closing Date, the respective representation and warranty shall be required to be true and correct in all material respects at the time the respective action is taken (or was required to be taken) in accordance with the foregoing provisions of this Section 6.17 and (y) all representations and warranties relating to the Collateral Documents shall be required to be true immediately after the actions required to be taken by this Section 6.17 have been taken (or were required to be taken) and the parties hereto acknowledge and agree that the failure to take any of the actions required above, within the relevant time periods required above, shall give rise to an immediate Event of Default pursuant to this Agreement. -124

Section 6.18 Specified Beta Vendor Financing Statements. On or prior to the date that is six months after the Closing Date (or such later date as agreed to by the Administrative Agent in its reasonable discretion), the Parent Borrower shall either (i) cause to be terminated those financing statements set forth on Schedule 6.18 (the “Specified Beta Vendor Financing Statements”) and terminate (or amend to remove any lien grant) any prime vendor agreement or other similar agreement between any one or more of the Parent Borrower and its Restricted Subsidiaries on the one hand and any vendor or similar contractual counterparty thereof on the other hand the obligations under which are secured by any collateral described in any Specified Beta Vendor Financing Statement (each such agreement, a “Specified Beta Vendor Agreement” and such obligations, the “Specified Beta Vendor Obligations”) or (ii) cause the Liens securing the Specified Beta Vendor Obligations to be subordinated to the Liens securing the Obligations and the First Lien Obligations and the Second Lien Obligations pursuant to one or more intercreditor agreements in form and substance reasonably satisfactory to the Administrative Agent in its reasonable discretion (the undertaking in this Section 6.18, the “Specified Post-Closing Undertaking”). Notwithstanding the foregoing, the Specified Post-Closing Undertaking shall be satisfied if (A) (x) the aggregate amount of the Specified Beta Vendor Obligations owed to any vendor does not exceed $2,500,000 at any time outstanding and (y) the total value of all assets of the Parent Borrower or the applicable Restricted Subsidiary subject to such Liens that have not been terminated or subordinated in accordance with the foregoing sentence does not exceed $2,500,000 at any time outstanding and (B) the Parent Borrower has used commercially reasonable efforts to cause such Liens to be so terminated or subordinated to the Liens securing the Obligations pursuant to one or more intercreditor agreements in form and substance reasonably satisfactory to the Administrative Agent in its reasonable discretion. Section 6.19 Fiscal Year. From and after the Closing Date, maintain its fiscal year as in effect on the Closing Date; provided, however, that the Borrowers may (x) align the dates of such fiscal year of any Restricted Subsidiary whose fiscal year ends on a date other than that of the Parent Borrower or (y) upon written notice to the Administrative Agent, change its fiscal year to any other fiscal year, and, in the case of this clause (y), the Administrative Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal year. Section 6.20 Inventory With respect to the Inventory of each Loan Party, each Loan Party will maintain correct and accurate (in all material respects) records of the kind, type and quantity of Inventory, the cost therefor and withdrawals therefrom and additions thereto. ARTICLE VII. NEGATIVE COVENANTS So long as any Lender shall have any Commitment, any Loan or other Obligation (other than contingent indemnification obligations as to which no claim has been asserted) or any Letter of Credit shall remain outstanding (unless the Outstanding Amount of the LC Obligations related thereto has been Cash Collateralized or backstopped by a letter of credit reasonably satisfactory to the applicable Issuing Bank or such Letter of Credit has been deemed reissued under another agreement reasonably acceptable to the applicable Issuing Bank hereunder), then from and after the Closing Date, the Parent Borrower shall not and the Parent Borrower shall not permit any of its Restricted Subsidiaries to, directly or indirectly: Section 7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following: (a) Liens created pursuant to any Loan Document securing the Secured Obligations; -125

(b) Liens (other than Specified Beta Vendor Financing Statements) existing on the Closing Date; provided that any Lien securing Indebtedness in excess of (x) $2,000,000 individually or (y) $10,000,000 in the aggregate (when taken together with all other Liens securing obligations outstanding in reliance on this clause (b) that are not listed in Schedule 7.01(b)) shall only be permitted to the extent such Lien is listed on in Schedule 7.01(b), and any modifications, replacements, renewals, refinancings or extensions thereof, which may provide that individual financings of equipment provided by one lender may be cross-collateralized to other financings of equipment provided by such lender; provided, further, that (i) the Lien does not extend to any additional property other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 7.03 and customary security deposits in connection therewith and (B) proceeds and products thereof and (ii) the replacement, renewal, extension or refinancing of the obligations secured or benefited by such Liens, to the extent constituting Indebtedness, is permitted by Section 7.03; (c) Liens for taxes, assessments or governmental charges that are not overdue for a period of more than thirty (30) days (or any applicable grace period related thereto, if longer) or that are being contested in good faith and by appropriate actions, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP or the equivalent accounting principles in the relevant local jurisdiction; (d) statutory or common law Liens of landlords, sublandlords, carriers, warehousemen, mechanics, materialmen, repairmen, construction contractors or other like Liens or other customary Liens (other than in respect of Indebtedness) in favor of landlords, so long as, in each case, such Liens secure amounts not overdue for a period of more than sixty (60) days or if more than sixty (60) days overdue, are unfiled and no other action has been taken to enforce such Liens or are being contested in good faith and by appropriate actions; (e) (i) pledges or deposits in the ordinary course of business in connection with, and obligations in respect of letters of credit (other than Letters of Credit) or bank guarantees incurred in the ordinary course of business with respect to, workers’ compensation, health, disability or employee benefits, unemployment insurance and other social security laws or similar legislation or regulation or other insurance-related obligations (including, but not limited to, in respect of deductibles, self-insured retention amounts and premiums and adjustments thereto) and (ii) pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Parent Borrower or any of the Restricted Subsidiaries; (f) pledges or deposits to secure, and obligations in respect of letters of credit (other than Letters of Credit) or bank guarantees incurred in the ordinary course of business with respect to the performance of bids, trade contracts, warranties, governmental contracts and leases (other than Indebtedness for borrowed money), statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations) incurred in the ordinary course of business or consistent with industry practice; (g) easements, rights-of-way, building codes, covenants, conditions, restrictions (including zoning restrictions), encroachments, licenses, protrusions and other similar encumbrances and minor title defects affecting Real Property and that do not in the aggregate materially interfere with the ordinary conduct of the business of the Parent Borrower or the Restricted Subsidiaries, taken as a whole; (h) Liens (i) securing judgments or orders for the payment of money not constituting an Event of Default under Section 8.01(h), (ii) arising out of judgments or awards against any Borrower or any Restricted Subsidiary with respect to which an appeal or other proceeding for review is then being pursued and (iii) notices of lis pendens and associated rights related to litigation being contested in good faith by appropriate proceedings for which adequate reserves have been made; -126

(i) leases, licenses, subleases or sublicenses (including the provision of software or the licensing of other intellectual property rights) and terminations thereof, in each case granted to others in the ordinary course of business (or other agreements under which the Parent Borrower or any Restricted Subsidiary has granted rights to end users to access and use the Parent Borrower’s or any Restricted Subsidiary’s products, technologies or services in the ordinary course of business) which (i) do not interfere in any material respect with the business of the Parent Borrower and the Restricted Subsidiaries, taken as a whole and (ii) do not secure any Indebtedness; (j) Liens (i) in favor of customs and revenue authorities arising as a matter of Law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business and (ii) on specific items of inventory or other goods and proceeds thereof of any Person securing such Person’s obligations in respect of bankers’ acceptances or letters of credit issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods in the ordinary course of business; (k) Liens (i) of a collection bank arising under Section 4-208 of the Uniform Commercial Code on items in the course of collection, (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business, (iii) in favor of a banking or other financial institution arising as a matter of Law or under customary general terms and conditions encumbering deposits or other funds maintained with a financial institution (including the right of set-off) and that are customary in the banking industry or arising pursuant to such banking institution’s general terms and conditions, (iv) in respect of Cash Management Services permitted under Section 7.03(l) and (v) in respect of Swap Contracts; provided, that the aggregate amount of secured obligations under Swap Contracts (other than Secured Hedge Agreements and First Lien Banking Services Agreements (each as defined in the ABL Intercreditor Agreement)) shall not at any time exceed $5,000,000; (l) Liens (i) on cash advances in favor of the seller of any property to be acquired in an Permitted Acquisition or other similar Investment permitted pursuant to this Agreement, in each case to be applied against the purchase price for such Permitted Acquisition or other permitted Investment and (ii) consisting of an agreement to Dispose of any property in a Disposition permitted under Section 7.05, in each case, solely to the extent such Permitted Acquisition or other acquisition or Disposition, as the case may be, would have been permitted under this Agreement on the date of the creation of such Lien; (m) Liens (i) in favor of the Parent Borrower or a Restricted Subsidiary on assets of a Non- Loan Party or (ii) in favor of the Parent Borrower or any Guarantor on assets of a Restricted Subsidiary; (n) any interest or title (and all encumbrances and other matters affecting such interest or title) of a lessor, sublessor, licensor or sublicensor or secured by a lessor’s, sublessor’s, licensor’s or sublicensor’s interest under leases, subleases, licenses or sublicenses entered into by the Parent Borrower or any Restricted Subsidiary in the ordinary course of business; (o) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Parent Borrower or any Restricted Subsidiary in the ordinary course of business; (p) Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 7.06 or the definition of “Permitted Investments”; (q) Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts maintained in the ordinary course of business and not for speculative purposes; (r) Liens that are contractual rights of set-off or rights of pledge (i) relating to the establishment of depository relations with banks or other deposit-taking financial institutions and not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the -127

Parent Borrower or any Restricted Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Parent Borrower or any Restricted Subsidiary or (iii) relating to purchase orders and other agreements entered into with customers or suppliers of the Parent Borrower or any Restricted Subsidiaries in the ordinary course of business; (s) Liens solely on any cash earnest money deposits, escrow arrangements or similar arrangements made by the Parent Borrower or any Restricted Subsidiary in connection with any letter of intent or purchase agreement permitted hereunder; (t) ground leases in respect of Real Property on which facilities owned or leased by the Parent Borrower or any Restricted Subsidiary are located; (u) Liens to secure Indebtedness (other than Refinancing Indebtedness) permitted under Section 7.03(e); provided that (i) such Liens are created no later than 270 days after the acquisition, construction, repair, lease or improvement of the property subject to such Liens, (ii) such Liens do not at any time encumber property (except for replacements, additions and accessions to such property) other than the property financed by such Indebtedness and the proceeds and products thereof and customary security deposits and (iii) with respect to Capitalized Leases, such Liens do not at any time extend to or cover any assets (except for additions and accessions to such assets, replacements and products thereof and customary security deposits) other than the assets subject to, or acquired, constructed, repaired, replaced or improved with the proceeds of such Indebtedness; provided that individual financings of equipment provided by one lender may be cross collateralized to other financings of equipment provided by such lender; (v) Liens on property of any Non-Loan Party, which Liens secure Indebtedness of any Non- Loan Party permitted under Section 7.03 or other obligations of any Non-Loan Party not constituting Indebtedness; (w) Liens existing on property at the time of its acquisition or existing on the property of any Person at the time such Person becomes a Restricted Subsidiary (other than by designation as a Restricted Subsidiary pursuant to Section 6.14) or otherwise assumed pursuant to Section 7.03(g), in each case after the Closing Date; provided that (i) such Lien was not entered into in anticipation of such acquisition or such Person becoming a Restricted Subsidiary, (ii) such Lien does not extend to or cover any other assets or property (other than the proceeds or products thereof and other than after-acquired property and customary security deposits in connection therewith subjected to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require, pursuant to their terms at such time, a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition), provided that individual financings of equipment provided by one lender may be cross collateralized to other financings of equipment provided by such lender and (iii) the Indebtedness secured thereby is permitted under Section 7.03(e), (g), (m)(ii) or (s) (and any Refinancing Indebtedness in respect of the foregoing); provided, further that any such Lien on the ABL Priority Collateral (other than Liens securing assumed Indebtedness permitted under Section 7.03) shall be junior to the Liens securing the Obligations; (x) (i) zoning, building, entitlement and other land use regulations by Governmental Authorities with which the normal operation of the business complies, and (ii) any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any Real Property that does not materially interfere with the ordinary conduct of the business of the Parent Borrower and the Restricted Subsidiaries, taken as a whole; (y) Liens arising from precautionary Uniform Commercial Code financing statement or similar filings; -128

(z) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; (aa) the modification, replacement, renewal or extension of any Lien permitted by clauses (b), (u), (v), (w), (aa), (cc), (dd), (gg), (ii) and (jj) of this Section 7.01; provided that (i) subject, in the case of Liens permitted by Section 7.01 (dd), (gg) and (jj) (and any Liens permitted under this clause (aa) which were originally granted under Section 7.01(dd), (gg) or (jj) respectively), to the final proviso of this clause (aa), at the time of such modification, replacement, renewal or extension the Lien does not extend to any additional property, other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien and (B) proceeds and products thereof and, in the case of Liens permitted by Section 7.01(w) (and any Liens permitted under this clause (aa) which were originally granted under Section 7.01(w)), after-acquired property of the applicable Restricted Subsidiary to the extent the security agreements in place at the time of the acquisition of such Restricted Subsidiary required the grant of such Lien in after-acquired property and (ii) the renewal, extension or refinancing of the obligations secured or benefited by such Liens is permitted by Section 7.03 (to the extent constituting Indebtedness); provided that (w) if any Lien (prior to the modification, replacement, renewal or extension thereof) was subject to the ABL Intercreditor Agreement, such Lien (subsequent to the modification, replacement, renewal or extension thereof) shall be subject to the ABL Intercreditor Agreement and accorded the same (or lesser) priority as was accorded to such Lien (prior to the modification, replacement, renewal or extension thereof), (x) [reserved], (y) [reserved] and (z) if any Lien (prior to the modification, replacement, renewal or extension thereof) was subject to a lien subordination and intercreditor agreement (other than an Intercreditor Agreement), such Lien (subsequent to the modification, replacement, renewal or extension thereof) shall be subject to such lien subordination and intercreditor agreement and accorded the same (or lesser) priority with respect to the Collateral (without regard to control of remedies) as was accorded to such Lien (prior to the modification, replacement, renewal or extension thereof) or in each case of subclauses (w), (x), (y) and (z) shall be subject to a substantially similar or more junior lien subordination and intercreditor agreement reasonably satisfactory to the Administrative Borrower and the Administrative Agent so long as such Lien (subsequent to the modification, replacemenent, renewal or extension thereof) is accorded the same (or lesser) priority with respect to the Collateral (without regard to control of remedies) as was accorded to such Lien (prior to the modification, replacement, renewal or extension thereof); provided, further, that modifications, replacements, renewals or extensions of Liens permitted by Section 7.01(dd), (gg) and (jj) (and any Liens permitted under this clause (aa) which were originally granted under Section 7.01(dd), (gg) or (jj), respectively), in each case may be secured by after-acquired Collateral of the applicable Loan Party to the extent the security agreements in place at the time of the initial grant of Liens under Section 7.01(dd), (gg) or (jj), as applicable, by such Loan Party required the grant of such Lien in after-acquired Collateral; (bb) Liens with respect to property or assets of the Parent Borrower or any Restricted Subsidiary securing obligations in an aggregate principal amount outstanding at any time not to exceed the greater of $73,500,000 and 35.0% of Trailing Four Quarter Consolidated EBITDA, in each case determined as of the date of incurrence, which Liens may be subject to the ABL Intercreditor Agreement or another junior lien subordination and intercreditor agreement reasonably satisfactory to the Administrative Borrower and the Administrative Agent, as applicable; provided that the aggregate outstanding principal amount of obligations that are secured by any Applicable Liens pursuant to this Section 7.01(bb) may not exceed $25,000,000 at any time and any such Lien on the ABL Priority Collateral shall be junior to the Liens on the ABL Priority Collateral securing the Obligations; (cc) Liens securing obligations in respect of Indebtedness permitted under Section 7.03(z) (other than Incremental Equivalent Debt, Refinancing Equivalent Debt and Second Lien Notes Indenture Incremental Equivalent Debt that are unsecured); provided, that (i) any such Lien on the Term Loan Priority Collateral may be senior to the Liens on the Term Loan Priority Collateral securing the Obligations and any such Lien on the ABL Priority Collateral shall be junior to the Liens on the ABL Priority Collateral securing the Obligations and (ii) such Liens are subject to the ABL Intercreditor Agreement or other lien subordination and intercreditor arrangement reasonably satisfactory to the Administrative Borrower and the Administrative Agent, as applicable; 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(dd) Liens granted in accordance with Section 7.01(dd) of the First Lien Credit Agreement (as in effect on the date hereof and whether or not in effect on the relevant date of determination); (ee) Liens on specific items of inventory or other goods and the proceeds thereof securing such Person’s obligations in respect of documentary letters of credit or banker’s acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods; (ff) deposits of cash with the owner or lessor of premises leased and operated by the Parent Borrower or any Subsidiary to secure the performance of the Parent Borrower’s or such Subsidiary’s obligations under the terms of the lease for such premises; (gg) Liens securing obligations in respect of Indebtedness permitted under Section 7.03(k) (other than Incremental Equivalent Debt that is unsecured and Refinancing Equivalent Debt); provided, that (x) any such Lien on the ABL Priority Collateral shall be junior to the Liens on the ABL Priority Collateral securing the Obligations and (y) such Liens are subject to the ABL Intercreditor Agreement or another intercreditor agreement in form and substance reasonably acceptable to the Administrative Agent; (hh) [reserved]; (ii) Liens encumbering the Equity Interests of an Unrestricted Subsidiary of the Parent Borrower or a Restricted Subsidiary; (jj) Liens securing obligations in respect of Indebtedness; provided that such Liens and related Indebtedness are in compliance with the provisions set forth in Section 7.01(jj) of the First Lien Credit Agreement (as in effect on the date hereof and whether or not in effect on the relevant date of determination); provided, further that (x) any such Lien on the ABL Priority Collateral shall be junior to the Liens on the ABL Priority Collateral securing the Obligations and (y) such Liens are subject to the ABL Intercreditor Agreement or another intercreditor agreement in form and substance reasonably acceptable to the Administrative Agent; (kk) in the case of any non-wholly owned Restricted Subsidiary or any joint venture, any put and call arrangements or restrictions on disposition related to its Equity Interests set forth in its organizational documents or any related joint venture or similar agreement; (ll) [reserved]; (mm) subject to compliance with Section 6.18, Liens existing on the Closing Date and set forth on Schedule 6.18; (nn) other Liens or imperfections on property existing on the Closing Date which are not material in amount or do not materially detract from the value of or materially impair the existing use of the property affected by such Lien or imperfection; and (oo) Liens on property of any Foreign Subsidiary arising mandatorily under the Laws of the jurisdiction of organization of such Foreign Subsidiary. The expansion of Liens by virtue of accrual of interest, the accretion of accreted value, the payment of interest or dividends in the form of additional Indebtedness, amortization of OID and increases in the amount of Indebtedness outstanding solely as a result of fluctuations in the exchange rate of currencies will not be deemed to be an incurrence of Liens for purposes of this Section 7.01. For purposes of determining compliance with this Section 7.01, (A) a Lien need not be incurred solely by reference to one categories of permitted Liens described in Section 7.01(a) through (oo) above, but is permitted to be incurred in part under any combination thereof and of any other available exemption and (B) in the event that a -130

Lien (or any portion thereof) meets the criteria of one or more of the categories of permitted Liens described in Section 7.01(a) through (oo) above, the Parent Borrower will, in its sole discretion, be entitled to divide, classify or reclassify, in whole or in part, any such Lien (or any portion thereof) among one or more of such categories or clauses in any manner at any time. Section 7.02 [Reserved]. Section 7.03 Indebtedness, Disqualified Equity Interests and Preferred Stock. Create, incur, assume or suffer to exist any Indebtedness or issue any Disqualified Equity Interest, or issue any Preferred Stock of a Restricted Subsidiary, except: (a) Indebtedness under the Loan Documents; (b) Indebtedness outstanding on the Closing Date and listed in Schedule 7.03(b); provided that all such Indebtedness of any Loan Party owed to any Non-Loan Party shall be subject to the Intercompany Note; (c) Guarantees by the Parent Borrower and any Restricted Subsidiary in respect of Indebtedness of the Parent Borrower or any Restricted Subsidiary otherwise permitted hereunder; provided that (A) no Guarantee by any Restricted Subsidiary of any Indebtedness constituting First Lien Obligations, Second Lien Obligations, a Specified Junior Financing Obligation, Incremental Equivalent Debt or Refinancing Equivalent Debt shall be permitted unless such guaranteeing party shall have also provided a Guarantee of the Obligations on substantially the terms set forth herein, (B) if the Indebtedness being guaranteed is subordinated to the Obligations, such Guarantee shall be subordinated to the Guarantee of the Obligations on terms at least as favorable (as reasonably determined by the Administrative Borrower) to the Lenders as those contained in the subordination of such Indebtedness, (C) any Guarantee by a Loan Party of Indebtedness of a Non-Loan Party shall either constitute a Permitted Investment or a Restricted Investment permitted by Section 7.06 and (D) any Guarantee by a Non-Loan Party of any Permitted Ratio Debt or Indebtedness under Sections 7.03(g) (or any Refinancing Indebtedness in respect of any of the foregoing) shall only be permitted if such Guarantee meets the requirements of the first proviso in the definition of “Permitted Ratio Debt” in the First Lien Credit Agreement (as in effect on the date hereof and whether or not in effect on the relevant date of determination) or the proviso in Section 7.03(g) of the First Lien Credit Agreement (as in effect on the date hereof and whether or not in effect on the relevant date of determination), as the case may be; (d) Indebtedness of the Parent Borrower or any Restricted Subsidiary owing to any Loan Party or any other Restricted Subsidiary (or issued or transferred to any direct or indirect parent of a Loan Party which is substantially contemporaneously transferred to a Loan Party or any Restricted Subsidiary of a Loan Party) to the extent constituting a Permitted Investment or a Restricted Investment permitted by Section 7.06; provided that all such Indebtedness of any Loan Party owed to any Non-Loan Party shall be subject to the Intercompany Note; (e) (i) Indebtedness (including Capitalized Leases) and Disqualified Equity Interests incurred or issued by the Parent Borrower or any Restricted Subsidiary and Preferred Stock incurred or issued by any Restricted Subsidiary, to finance the purchase, lease, replacement or improvement of property (real or personal), equipment or fixed or capital assets, in an aggregate principal amount, together with all other Indebtedness, Preferred Stock and/or Disqualified Equity Interests incurred or issued and outstanding under this clause (e)(i) at such time, not to exceed the greater of (x) $42,00,000 and (y) 20.0% of Trailing Four Quarter Consolidated EBITDA, in each case, determined at the time of incurrence (and any Refinancing Indebtedness thereof); plus, in the event of any extension, replacement, refinancing, renewal or defeasance of such Indebtedness with Refinancing Indebtedness pursuant to this clause (e)(i), Disqualified Equity Interests or Preferred Stock, the amount of Refinancing Indebtedness incurred pursuant to this clause (e)(i) to finance (I) any tender premium or penalty or premium required to be paid under the terms of the instrument or documents governing such Indebtedness, Disqualified Equity Interests or Preferred Stock -131

and any defeasance costs and (II) any fees and expenses (including OID, upfront fees or similar fees) incurred in connection with the issuance of such new Indebtedness, Disqualified Equity Interests or Preferred Stock or the extension, replacement, refinancing, renewal or defeasance of such Indebtedness, Disqualified Equity Interests or Preferred Stock; so long as (other than in the case of any such Refinancing Indebtedness) such Indebtedness, Disqualified Equity Interests or Preferred Stock is incurred or issued no later than 270 days after such purchase, lease, replacement or improvement and (ii) Attributable Indebtedness arising out of sale-leaseback transactions permitted by Section 7.05(f) and any Refinancing Indebtedness of such Attributable Indebtedness; (f) Indebtedness in respect of Swap Contracts designed to hedge against the Parent Borrower’s or any Restricted Subsidiary’s exposure to interest rates, foreign exchange rates or commodities pricing risks incurred in the ordinary course of business and not for speculative purposes and Guarantees thereof; (g) Indebtedness or Disqualified Equity Interests of the Parent Borrower or Indebtedness, Disqualified Equity Interests or Preferred Stock of any Restricted Subsidiary (including any Person that becomes a Restricted Subsidiary in connection with a Permitted Acquisition or other permitted Investment) incurred, issued or assumed in connection with a Permitted Acquisition or other permitted Investment so long as (i) the aggregate principal amount of such Indebtedness, Disqualified Equity Interests of Preferred Stock incurred, issued, guaranteed or assumed does not exceed the amount that such Person would be permitted to incur, issue, guarantee or assume pursuant to Section 7.03(g) of the First Lien Credit Agreement (as in effect on the date hereof and whether or not in effect on the relevant date of determination); provided that the aggregate principal amount of Indebtedness, Disqualified Equity Interests and Preferred Stock the primary obligations under which are outstanding in reliance on this Section 7.03(g) or Section 7.03(w) (to the extent initially incurred, issued or assumed under this Section 7.03(g)) shall not exceed, together with the aggregate principal amount of any Indebtedness, Disqualified Equity Interests and Preferred Stock of Non-Loan Parties the primary obligations under which are outstanding in reliance on Section 7.03(s) or Section 7.03(w) (to the extent initially incurred, issued or assumed under Section 7.03(s)), the greater of (x) $35,000,000 and (y) 15.0% of Trailing Four Quarter Consolidated EBITDA, in each case determined at the time of assumption, guarantee, incurrence or issuance; provided, further that any Liens securing any Indebtedness, Disqualified Equity Interests or Preferred Stock incurred, guaranteed, issued or assumed pursuant to this Section 7.03(g) shall be permitted to be incurred pursuant to Sections 7.01(v), 7.01(w), 7.01(bb) or 7.01(jj); provided, further, that any Indebtedness incurred (and not, for the avoidance of doubt, assumed) by any Loan Party pursuant to this Section 7.03(g), as of the relevant closing date, shall not have a final scheduled maturity date earlier than the Maturity Date of the Initial Revolving Credit Commitments (in each case other than any such Indebtedness, Disqualified Equity Interests or Preferred Stock consisting of a customary bridge facility so long as the long-term Indebtedness into which any such customary bridge facility is to be converted satisfies such criteria); (h) Indebtedness representing deferred compensation or similar arrangements to employees and independent contractors of the Parent Borrower or any Restricted Subsidiary, in each case, incurred in the ordinary course of business; (i) Indebtedness consisting of promissory notes issued or incurred by the Parent Borrower or any Restricted Subsidiary to future, present or former employees, directors, officers, members of management, independent contractors, advisors, service providers and consultants of the Parent Borrower or any Restricted Subsidiary, or, in each case, to their respective Controlled Investment Affiliates or Immediate Family Members, in each case to finance the purchase or redemption of Equity Interests or other equity-based awards of the Parent Borrower permitted by Section 7.06(e); (j) Indebtedness (i) incurred by the Parent Borrower or any Restricted Subsidiary in any transaction or arrangement not prohibited hereunder constituting indemnification obligations or obligations in respect of purchase price (including earnouts) or other similar adjustments and obligations in respect of transaction tax benefits and (ii) consisting of obligations of any Borrower or any Restricted Subsidiary -132

under deferred compensation or other similar arrangements incurred by such Person in connection with the Transactions, Permitted Acquisitions or any other Investment permitted hereunder; (k) Indebtedness (i) incurred under the First Lien Credit Agreement, (ii) with respect to any Refinancing Equivalent Debt and (iii) with respect to any Incremental Equivalent Debt, in each case (x) including guarantee obligations in respect thereof and (y) so long as (A) any Liens securing such Indebtedness are subject to the ABL Intercreditor Agreement and (B) the aggregate principal amount of such Indebtedness does not exceed the aggregate principal amount permitted to be incurred under the First Lien Credit Agreement (as in effect on the date hereof and whether or not in effect on the relevant date of determination); (l) Secured Cash Management Obligations and other Indebtedness in respect of Cash Management Services in the ordinary course of business and any Guarantees thereof; (m) (i) unsecured Indebtedness or Disqualified Equity Interests of the Parent Borrower and unsecured Indebtedness, Disqualified Equity Interests or Preferred Stock of any Restricted Subsidiary in an aggregate principal amount up to 100% of the net cash proceeds received by the Parent Borrower since immediately after the Closing Date from the issue or sale of Equity Interests of the Parent Borrower or cash contributed to the capital of the Parent Borrower (in each case, other than proceeds of Disqualified Equity Interests, sales of Equity Interests to the Parent Borrower or any Subsidiary, proceeds which have been designated as Excluded Contributions or proceeds which have been designated as a Cure Amount) to the extent such net cash proceeds or cash have not been applied to make Permitted Investments (other than Permitted Investments specified in clauses (1), (2) or (3) of the definition thereof) and (ii) Indebtedness or Disqualified Equity Interests of the Parent Borrower and Indebtedness, Disqualified Equity Interests or Preferred Stock of any Restricted Subsidiary in an aggregate principal amount which, when aggregated with the principal amount of all other Indebtedness, Disqualified Equity Interests and Preferred Stock then outstanding and incurred or issued, as applicable, pursuant to this Section 7.03(m)(ii), does not exceed the greater of (x) $105,000,000 and (y) 50.0% of Trailing Four Quarter Consolidated EBITDA (in each case, determined on the date of such incurrence) (and any Refinancing Indebtedness thereof); plus, in the event of any extension, replacement, refinancing, renewal or defeasance of such Indebtedness, Disqualified Equity Interests or Preferred Stock with Refinancing Indebtedness pursuant to this clause (m)(ii), the amount of Refinancing Indebtedness incurred pursuant to this clause (m)(ii) to finance (I) any tender premium or penalty or premium required to be paid under the terms of the instrument or documents governing such Indebtedness, Disqualified Equity Interests or Preferred Stock and (II) any defeasance costs and any fees and expenses (including OID, upfront fees or similar fees) incurred in connection with the issuance of such new Indebtedness, Disqualified Equity Interests or Preferred Stock or the extension, replacement, refinancing, renewal or defeasance of such Indebtedness, Disqualified Equity Interests or Preferred Stock; (n) Indebtedness consisting of (i) the financing of insurance premiums or (ii) take-or-pay obligations contained in supply arrangements, in each case, incurred in the ordinary course of business or consistent with industry practice; (o) obligations in respect of self-insurance and obligations in respect of performance, bid, appeal and surety bonds and performance and completion guarantees and similar obligations provided by the Parent Borrower or any Restricted Subsidiary or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case in the ordinary course of business or consistent with industry practice; (p) [reserved]; (q) to the extent a joint venture constitutes a Restricted Subsidiary, Indebtedness incurred by or Disqualified Equity Interests or Preferred Stock issued by such Restricted Subsidiary which, when aggregated with the principal amount of all other Indebtedness incurred pursuant to this Section 7.03(q) and -133 then outstanding for all such Persons taken together, does not exceed the greater of $31,500,000 and 15.0% of Trailing Four Quarter Consolidated EBITDA determined at the time of incurrence; (r) (i) Indebtedness supported by a Letter of Credit, in a principal amount not in excess of the stated amount of such Letter of Credit and (ii) letters of credit in an aggregate face amount at any time outstanding not to exceed $5,000,000 consisting of (A) letters of credit issued in currencies not available hereunder or (B) documentary or commercial letters of credit not issued hereunder; (s) Permitted Ratio Debt; (t) [reserved]; (u) Indebtedness incurred by or Disqualified Equity Interests or Preferred Stock issued by a Non-Loan Party which, when aggregated with the principal amount of all other Indebtedness incurred or Disqualified Equity Interests or Preferred Stock issued pursuant to this clause (u) and then outstanding, does not exceed the greater of $52,500,000 and 25.0% of Trailing Four Quarter Consolidated EBITDA (in each case determined at the date of incurrence or issuance); (v) if the Payment Conditions are satisfied immediately after giving effect to the incurrence of such Indebtedness on a Pro Forma Basis, unsecured, non-amortizing long term Indebtedness with a maturity date at least 91 days later than the Latest Maturity Date at the time such Indebtedness is incurred; (w) the incurrence or issuance by the Parent Borrower of Indebtedness or Disqualified Equity Interests or the incurrence or issuance by a Restricted Subsidiary of Indebtedness, Disqualified Equity Interests or Preferred Stock which serves to refund, refinance, extend, replace, renew or defease any Indebtedness (including any Designated Revolving Commitments) incurred or Disqualified Equity Interests or Preferred Stock issued as permitted under Sections 7.03(b), (g), (m)(i), (q), (s), this clause (w) and (z); provided that any such Indebtedness, Disqualified Equity Interests or Preferred Stock constitutes Refinancing Indebtedness; (x) Indebtedness incurred by the Parent Borrower or any Restricted Subsidiary in respect of letters of credit, bank guarantees, bankers’ acceptances, warehouse receipts or similar instruments issued or created in the ordinary course of business, including in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance, unemployment insurance or other social security legislation or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance; (y) shares of Preferred Stock of a Restricted Subsidiary issued to the Parent Borrower or a Restricted Subsidiary (to the extent constituting a Permitted Investment or a Restricted Investment permitted by Section 7.06); provided that any subsequent issuance or transfer of any Equity Interests or any other event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such shares of Preferred Stock (except to the Parent Borrower or another of the Restricted Subsidiaries or any pledge of such Equity Interests constituting a Lien permitted hereunder) shall be deemed, in each case, to be an issuance of such shares of Preferred Stock (to the extent such Preferred Stock is then outstanding) not permitted by this clause (y); (z) Indebtedness (i) incurred under the Second Lien Notes Indenture, (ii) with respect to any Second Lien Notes Indenture Incremental Equivalent Debt, (iii) with respect to any Refinancing Equivalent Debt and (iv) with respect to any Incremental Equivalent Debt, in each case (x) including guarantee obligations in respect thereof and (y) so long as (A) any Liens securing such Indebtedness are subject to the ABL Intercreditor Agreement and (B) the aggregate principal amount of such Indebtedness does not exceed the aggregate principal amount permitted to be incurred under the Second Lien Notes Indenture (as in effect on the date hereof and whether or not in effect on the relevant date of determination); -134

(aa) to the extent constituting Indebtedness, customer deposits and advance payments (including progress payments) received in the ordinary course of business from customers for goods and services purchased in the ordinary course of business; (bb) Indebtedness incurred by the Parent Borrower or a Restricted Subsidiary in connection with bankers’ acceptances or discounted bills of exchange, in each case incurred or undertaken in the ordinary course of business on arm’s length commercial terms; (cc) Indebtedness permitted by Section 7.03(cc) of the First Lien Credit Agreement (as in effect on the date hereof and whether or not in effect on the relevant date of determination); and (dd) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (bb) above. For purposes of determining compliance with this Section 7.03, in the event that an item of Indebtedness, Disqualified Equity Interests or Preferred Stock (or any portion thereof) at any time, whether at the time of incurrence or issuance or upon the application of all or a portion of the proceeds thereof or subsequently, meets the criteria of more than one of the categories of permitted Indebtedness, Disqualified Equity Interests or Preferred Stock described in Section 7.03(a) through (dd) above, the Parent Borrower, in its sole discretion, will classify and may subsequently reclassify such item of Indebtedness, Disqualified Equity Interests or Preferred Stock (or any portion thereof) in any one or more of the types of Indebtedness, Disqualified Equity Interests or Preferred Stock described in Section 7.03(a) through (dd) and will only be required to include the amount and type of such Indebtedness, Disqualified Equity Interests or Preferred Stock in such of the above clauses as determined by the Parent Borrower at such time; provided that (x) all Indebtedness under the Loan Documents will be deemed to have been incurred in reliance on the exception in clause (a) above, (y) all Indebtedness under the First Lien Credit Agreement shall be deemed to have been incurred in reliance on the exception in clause (k) above and (z) all Indebtedness under the Second Lien Notes Indenture shall be deemed to have been incurred in reliance on the exception in clause (z) above. Subject to the preceding sentence, the Parent Borrower will be entitled to divide and classify an item of Indebtedness in more than one of the types of Indebtedness described in Section 7.03(a) through (dd). For purposes of determining compliance with any Dollar-denominated restriction on the incurrence of Indebtedness or issuance of Disqualified Equity Interests or Preferred Stock, the Dollar-equivalent principal amount of Indebtedness, Disqualified Equity Interests or Preferred Stock denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed or first incurred (whichever yields the lower Dollar equivalent), in the case of revolving credit debt; provided that if such Indebtedness is incurred, or Disqualified Equity Interests or Preferred Stock is issued, to extend, replace, refund, refinance, renew or defease other Indebtedness, Disqualified Equity Interests or Preferred Stock, as applicable, denominated in a foreign currency, and such extension, replacement, refunding, refinancing, renewal or defeasance would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such extension, replacement, refunding, refinancing, renewal or defeasance, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount or liquidation preference, as applicable, of such refinancing Indebtedness, Disqualified Equity Interests or Preferred Stock does not exceed the principal amount or liquidation preference, as applicable, of such Indebtedness, Disqualified Equity Interests or Preferred Stock, as applicable, being extended, replaced, refunded, refinanced, renewed or defeased, plus the aggregate amount of fees, underwriting discounts, premiums (including tender premiums) and other costs and expenses (including OID, upfront fees or similar fees) incurred in connection with such refinancing. The accrual of interest or dividends, the accretion of accreted value, the accretion or amortization of OID, and the payment of interest or dividends in the form of additional Indebtedness, Disqualified Equity Interests or Preferred Stock, as the case may be, of the same class, accretion or amortization of OID or liquidation preference and increases in the amount of Indebtedness, Disqualified Equity Interests or Preferred Stock outstanding solely as a result of fluctuations in the exchange rate of currencies, will, in each case, not be deemed to be an incurrence of Indebtedness or an issuance of Disqualified Equity Interests or Preferred Stock for purposes of this Section 7.03. The principal amount of any Indebtedness incurred or Disqualified Equity Interests issued to refinance other -135

Indebtedness, if incurred in a different currency from the Indebtedness or Disqualified Equity Interests, as applicable, being refinanced, shall be calculated based on the currency exchange rate applicable to the currencies in which such respective Indebtedness or Disqualified Equity Interests in denominated that is in effect on the date of such refinancing. The principal amount of any non-interest bearing Indebtedness or other discount security constituting Indebtedness at any date shall be the principal amount thereof that would be shown on the consolidated balance sheet of the Parent Borrower dated such date prepared in accordance with GAAP. Notwithstanding anything to the contrary in this Agreement, (x) no investments made by any Loan Party in any Non-Loan Party in the form of intercompany loans shall be evidenced by a promissory note unless such promissory note, to the extent required to be pledged thereunder, is pledged to the Administrative Agent in accordance with the terms of the Security Agreement and (y) any investments in the form of intercompany loans constituting indebtedness of any Loan Party owed to any Non-Loan Party shall be unsecured and subordinated to the Obligations on terms consistent with the subordination provisions of the Intercompany Note in each case, other than indebtedness owed by, or to, a Broker-Dealer Regulated Subsidiary. Section 7.04 Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person (other than as part of the Transactions), except that: (a) any Restricted Subsidiary may merge, amalgamate or consolidate with (i) a Borrower (including a merger, the purpose of which is to reorganize such Borrower into a new jurisdiction in the United States, any state thereof or the District of Columbia); provided that such Borrower shall be the continuing or surviving Person or (ii) one or more other Restricted Subsidiaries; provided that when any Restricted Subsidiary that is a Loan Party is merging, amalgamating or consolidating with a Restricted Subsidiary, a Loan Party shall be the continuing or surviving Person unless the Investment made in connection with such Restricted Subsidiary that is a Loan Party merging, amalgamating or consolidating with a Non-Loan Party shall otherwise be a Restricted Payment permitted by Section 7.06 (other than Section 7.06(s)) or a Permitted Investment; (b) any Restricted Subsidiary may liquidate or dissolve or change its legal form if the Administrative Borrower determines in good faith that such action is in the best interests of the Borrowers and the Restricted Subsidiaries and is not materially disadvantageous to the Lenders (it being understood that in the case of any change in legal form, a Subsidiary that is a Guarantor will remain a Guarantor unless such Guarantor is otherwise permitted to cease being a Guarantor hereunder); (c) any Restricted Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to a Borrower or to another Restricted Subsidiary; provided that if the transferor in such a transaction is a Loan Party, then (i) the transferee must be a Loan Party or (ii) to the extent constituting an Investment, such Investment must be a Restricted Payment permitted by Section 7.06 (other than Section 7.06(s)) or a Permitted Investment; (d) so long as no Event of Default has occurred and is continuing or would result therefrom, the Parent Borrower may merge, dissolve, liquidate or consolidate with any other Person; provided that (i) the Parent Borrower shall be the continuing or surviving corporation or (ii) if the Person formed by or surviving any such merger or consolidation is not the Parent Borrower or is a Person into which the Parent Borrower has been liquidated or dissolved (any such Person, the “Successor Parent Borrower”), (A) the Successor Parent Borrower shall be an entity organized or existing under the Laws of the United States, any state thereof or the District of Columbia, (B) the Successor Parent Borrower shall expressly assume all the obligations of the Parent Borrower under this Agreement and the other Loan Documents to which the Parent Borrower is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent, (C) each Guarantor, unless it is the other party to such merger, dissolution, liquidation or consolidation, shall have confirmed that its Guarantee shall apply to the Successor Parent Borrower’s obligations under the Loan Documents, (D) each Guarantor, unless it is the other party to such -136 merger, dissolution, liquidation or consolidation, shall have reaffirmed that its obligations under the Security Agreement and other applicable Collateral Documents shall apply to the Successor Parent Borrower's obligations under the Loan Documents, (E) [reserved], and (F) the Administrative Borrower shall have delivered to the Administrative Agent an officer’s certificate stating that such merger or consolidation and such supplement to this Agreement or any Collateral Document comply with this Agreement and customary legal opinions consistent with those delivered on the Closing Date (conformed as appropriate) other than changes to such legal opinions resulting from a change in Law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent; provided, further, that if the foregoing are satisfied, the Successor Parent Borrower will succeed to, and be substituted for, the Parent Borrower under this Agreement; (e) [reserved]; (f) so long as no Event of Default has occurred and is continuing or would result therefrom (solely in the case of a merger, amalgamation or consolidation involving a Loan Party), any Restricted Subsidiary may merge, amalgamate or consolidate with any other Person in order to effect an Investment permitted pursuant to Section 7.06 (other than Section 7.06(s)) or a Permitted Investment; provided that the continuing or surviving Person shall be a Restricted Subsidiary, which together with each other Restricted Subsidiary, shall have complied with the requirements of Section 6.11; (g) the Loan Parties and their Subsidiaries may consummate the Merger and the related transactions contemplated by the Merger Agreement (and documents related thereto) and any Permitted Reorganization; and (h) so long as no Event of Default has occurred and is continuing or would result therefrom, a merger, consolidation, amalgamation, dissolution, liquidation, consolidation or Disposition, the purpose of which is to effect a Disposition permitted pursuant to Section 7.05 (other than Section 7.05(e)) may be consummated. Notwithstanding the above, in the case of any merger, amalgamation or consolidation where the continuing or surviving Person is a Loan Party or any liquidation into a Loan Party, in each case, in accordance with this Section 7.04, any security interests granted to the Administrative Agent for the benefit of the Secured Parties in the Collateral pursuant to the Collateral Documents shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such merger, consolidation, dissolution or liquidation) and all actions required to maintain said perfected status have been or will promptly be taken, in each case, as required by Sections 6.11 and 6.13. Section 7.05 Dispositions. Make any Disposition, except: (a) (x) Dispositions of obsolete, damaged, worn out, used or surplus property, whether now owned or hereafter acquired, in the ordinary course of business, (y) Dispositions of property no longer used or useful in the conduct of the business of the Parent Borrower or any Restricted Subsidiary and (z) Dispositions to landlords of improvements made to leased real property pursuant to customary terms of leases entered into in the ordinary course of business; (b) Dispositions of (i) inventory, goods held for sale in the ordinary course of business and (ii) immaterial assets (including allowing any registrations or any applications for registration of any intellectual property to lapse or go abandoned) in the ordinary course of business, including but not limited to Dispositions of medical devices or other medical products pursuant to a voluntary or mandatory recall thereof or of assets in connection with the consolidation of billing centers; -137

(c) Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are promptly applied to the purchase price of such replacement property; (d) Dispositions of property to the Parent Borrower or any Restricted Subsidiary; provided that if the transferor of such property is a Loan Party (i) the transferee thereof must be a Loan Party, (ii) such Disposition is for cash and shall be for no less than the fair market value of such property at the time of such Disposition (or any promissory note or other non-cash consideration received in respect thereof must be a Restricted Payment permitted by Section 7.06 (other than Section 7.06(s))) or a Permitted Investment or (iii) if such transaction constitutes an Investment, such Investment must be a Restricted Payment permitted by Section 7.06 (other than Section 7.06(s)) or a Permitted Investment; (e) Dispositions that otherwise constitute a Permitted Investment, are permitted by Section 7.04 (other than Section 7.04(h)) or otherwise constitute a Restricted Payment permitted by Section 7.06 (other than Section 7.06(s)) and Liens permitted by Section 7.01 (other than Section 7.01(l)(ii)); (f) Dispositions of property pursuant to sale-leaseback transactions; (g) Dispositions of cash and Cash Equivalents; (h) (i) leases, subleases, licenses or sublicenses (including agreements under which the Parent Borrower or any Restricted Subsidiary has granted rights to end users to access and use the Parent Borrower’s or any Restricted Subsidiary’s products, technologies or services), in each case in the ordinary course of business and which do not materially interfere with the business of the Parent Borrower and the Restricted Subsidiaries, taken as a whole, and (ii) the abandonment of intellectual property rights (A) in the ordinary course of business or which in the reasonable good faith determination of the Administrative Borrower are not material to the conduct of the business of the Parent Borrower and the Restricted Subsidiaries taken as a whole or (B) that are no longer economically practicable or commercially reasonable to maintain; (i) transfers of property subject to Casualty Events; (j) Dispositions of property; provided that (i) at the time of such Disposition (other than any such Disposition made pursuant to a legally binding commitment entered into at a time when no Default has occurred and is continuing), no Event of Default shall have occurred and be continuing or would result from such Disposition and (ii) with respect to any Disposition pursuant to this clause (j) for a purchase price in excess of $8,500,000, the Parent Borrower or any Restricted Subsidiary shall receive not less than 75% of such consideration in the form of cash or Cash Equivalents (free and clear of all Liens at the time received (other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Section 7.01(a), clause (iii) of Section 7.01(k), Section 7.01(m), clauses (i) and (ii) of Section 7.01(r), Section 7.01(v), Section 7.01(bb), Section 7.01(cc), Section 7.01(dd), Section 7.01(gg), Section 7.01(ii), Section 7.01(jj) and Section 7.01(ll) and in each case, any permitted modifications, replacements, renewals or extensions of such Liens pursuant to Section 7.01(aa))); provided, however, that for the purposes of this clause (j)(ii), the following shall be deemed to be cash: (A) any liabilities (as shown on the Parent Borrower’ most recent balance sheet provided hereunder or in the footnotes thereto) of the Parent Borrower or such Restricted Subsidiary, other than liabilities that are by their terms subordinated to the payment in cash of the Obligations, that (i) are assumed by the transferee with respect to the applicable Disposition or (ii) are otherwise cancelled or terminated in connection with the transaction with such transferee (other than intercompany debt owed to the Parent Borrower or any of its Restricted Subsidiaries) and, in the case of clause (i), for which each Parent Borrower and all of its Restricted Subsidiaries shall have been validly released by all applicable creditors in writing, (B) any securities, notes or other obligations or assets received by the Parent Borrower or the applicable Restricted Subsidiary from such transferee that are converted by the Parent Borrower or such Restricted Subsidiary into cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received) in connection with the applicable Disposition, (C) Indebtedness of any Restricted Subsidiary that ceases to be a Restricted Subsidiary as a result of such Disposition (other -138 than intercompany debt owed to the Parent Borrower or any of its Restricted Subsidiaries), to the extent that the Parent Borrower and each of its Restricted Subsidiaries are released from any guarantee of payment of the principal amount of such Indebtedness in connection with such Disposition and (D) aggregate non- cash consideration received by the Parent Borrower or the applicable Restricted Subsidiary having an aggregate fair market value, taken together with all other non-cash consideration received pursuant to this clause (D) (determined as of the closing of the applicable Disposition for which such non-cash consideration is received) not to exceed the greater of $73,500,000 and 35.0% of Trailing Four Quarter Consolidated EBITDA as determined at the time of such applicable Dispositions (net of any such non-cash consideration subsequently converted into cash and Cash Equivalents); (k) to the extent allowable under Section 1031 of the Code (or comparable or successor provision), any exchange of like property (excluding any boot thereon permitted by such provision) for use in any business conducted by the Parent Borrower or any of the Restricted Subsidiaries that is not in contravention of Section 7.07; (l) Dispositions or discounts, without recourse of accounts receivable or notes receivable in connection with the collection or compromise thereof in the ordinary course of business or the conversion of accounts receivable to notes receivable in the ordinary course of business; (m) Dispositions of Term Loan Priority Collateral not otherwise permitted by this Section 7.05 to the extent the net proceeds thereof are applied to repay or cash collateralize the First Lien Obligations; (n) any swap of assets in exchange for services or other assets in the ordinary course of business of comparable or greater value or usefulness to the business of the Parent Borrower and the Subsidiaries as a whole, as determined in good faith by the Administrative Borrower; (o) any sale of Equity Interests in, or Indebtedness or other securities of, an Unrestricted Subsidiary; (p) Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements; (q) the unwinding of any Swap Contract or any Cash Management Services permitted under Section 7.03(l); (r) the lapse or abandonment in the ordinary course of business of any registrations or applications for registration of any immaterial IP Rights; (s) [reserved]; (t) Dispositions by any Loan Party of any wholly-owned Restricted Subsidiary of the type described in clauses (d) and (e) of the definition of Excluded Subsidiary to the extent consisting of contributions or other Dispositions of Equity Interests in other wholly-owned Restricted Subsidiaries of the type described in clauses (d) and (e) of the definition of Excluded Subsidiary to such wholly-owned Restricted Subsidiary; (u) Dispositions (i) of non-core assets acquired in connection with Permitted Acquisitions or any other acquisition or Investment permitted under this Agreement; provided that the aggregate amount of such sales shall not exceed 25% of the fair market value of the acquired entity or business, (ii) made to satisfy the Parent Borrower’s or any Restricted Subsidiary’s obligations under any non-compete agreement or (ii) made to obtain the approval of any anti-trust authority; -139

(v) Dispositions set forth on Schedule 7.05; (w) any issuance of Equity Interests in any Restricted Subsidiary to any officer, director, consultant, advisor, service provider or employee of the Borrowers or any Restricted Subsidiary in respect of services provided to the Borrowers or a Restricted Subsidiary in the ordinary course of business approved by the Board of Directors of the Borrower; (x) cancellation of Indebtedness owing to the Parent Borrower or any Restricted Subsidiary from members of management of the Parent Borrower, any of the Parent Borrower’s direct or indirect parent companies or any of the Parent Borrower’s Restricted Subsidiaries in connection with the repurchase or redemption of Equity Interests of any of the Parent Borrower’s direct or indirect parent companies; (y) Dispositions of assets not constituting Collateral; (z) any Borrower and any Restricted Subsidiary may (i) terminate or otherwise collapse its cost-sharing agreements with any Borrower or any Subsidiary and settle any crossing payments in connection therewith or (ii) surrender, terminate or waive contractual rights and settle or waive contractual or litigation claims; and (aa) Dispositions in an amount not to exceed the greater of $5,250,000 and 2.5% of Trailing Four Quarter Consolidated EBITDA in the aggregate in any fiscal year; provided that any Disposition of any property pursuant to this Section 7.05 (except pursuant to Sections 7.05(a), (d), (e), (h), (i), (l), (p), (q), (r), (s), (v), (w), (x), (z) and (aa) and except for (x) Dispositions from the Parent Borrower or a Guarantor to the Parent Borrower or a Guarantor or (y) Dispositions from any wholly-owned Non-Loan Party to any other wholly-owned Non-Loan Party) shall be for no less than the fair market value of such property at the time of such Disposition. To the extent any Collateral is Disposed of as expressly permitted by this Section 7.05 to any Person other than the Parent Borrower or any of its Restricted Subsidiaries, such Collateral shall be sold free and clear of the Liens created by the Loan Documents, and, if requested by the Administrative Agent, upon the certification by the Administrative Borrower that such Disposition is not prohibited by this Agreement, the Administrative Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing. Section 7.06 Restricted Payments. Directly or indirectly, (w) declare or pay any dividend or make any payment or distribution on account of the Parent Borrower’s or any of its Restricted Subsidiaries’ Equity Interests (in each case, solely in such Person’s capacity as holder of such Equity Interests), including any dividend, payment or distribution payable in connection with any merger, amalgamation or consolidation other than (A) dividends or distributions by the Parent Borrower payable solely in Equity Interests (other than Disqualified Equity Interests) of the Parent Borrower or (B) dividends or distributions by a Restricted Subsidiary so long as, in the case of any dividend, payment or distribution payable on or in respect of any class or series of securities issued by a Restricted Subsidiary other than a wholly- owned Subsidiary, the Parent Borrower or a Restricted Subsidiary receives at least its pro rata share of such dividend, payment or distribution in accordance with its Equity Interests in such class or series of securities, (x) purchase, redeem, defease or otherwise acquire or retire for value any Equity Interests of the Parent Borrower, including in connection with any merger, amalgamation or consolidation, in each case held by Persons other than the Parent Borrower or a Restricted Subsidiary, (y) make any principal payment on, or redeem, repurchase, defease or otherwise acquire or retire for value, in each case, prior to any scheduled repayment, sinking fund payment or maturity, any Junior Financing, other than such Indebtedness permitted under Sections 7.03(d) and (z) make any Restricted Investment (all such payments and other actions set forth in clauses (w) through (z) above being collectively referred to as “Restricted Payments”), except: (a) so long as the Payment Conditions are satisfied immediately after giving effect to such Restricted Payment on a Pro Forma Basis, the Parent Borrower and its Subsidiaries may make unlimited Restricted Payments; -140

(b) the payment of any dividend or other distribution or the consummation of any irrevocable redemption within 60 days after the date of declaration of the dividend or other distribution or giving of the redemption notice, as the case may be, if at the date of declaration or notice, the dividend or other distribution or redemption payment would have complied with this Agreement; (c) (i) the redemption, repurchase, retirement or other acquisition of any Equity Interests, including any accrued and unpaid dividends thereon (“Treasury Capital Stock”), or any Junior Financing of the Parent Borrower or any of its Restricted Subsidiaries, in exchange for, or out of the proceeds of, the substantially concurrent sale or issuance (other than to a Restricted Subsidiary) of, Equity Interests of the Parent Borrower to the extent contributed to the Parent Borrower (in each case, other than any Disqualified Equity Interests) (“Refunding Capital Stock”), (ii) the declaration and payment of dividends on Treasury Capital Stock out of the proceeds of the substantially concurrent sale or issuance (other than to a Restricted Subsidiary of the Parent Borrower or to an employee stock ownership plan or any trust established by the Parent Borrower or any of its Restricted Subsidiaries) of Refunding Capital Stock, and (iii) if, immediately prior to the retirement of Treasury Capital Stock, the declaration and payment of dividends thereon was permitted under Section 7.06(a), the declaration and payment of dividends on the Refunding Capital Stock in an aggregate amount per year no greater than the aggregate amount of dividends per annum that were declarable and payable on such Treasury Capital Stock immediately prior to such retirement under Section 7.06(a); (d) the principal payment on, defeasance, redemption, repurchase, exchange or other acquisition or retirement of (i) Junior Financing of the Parent Borrower or a Guarantor made by exchange for, or out of the proceeds of the substantially concurrent sale of, new Indebtedness of the Parent Borrower or a Guarantor or Disqualified Equity Interests of the Parent Borrower or a Guarantor, (ii) Disqualified Equity Interests of the Parent Borrower or a Guarantor made by exchange for, or out of the proceeds of the substantially concurrent sale of, Disqualified Equity Interests or Subordinated Indebtedness of the Parent Borrower or a Guarantor, (iii) Disqualified Equity Interests of a Restricted Subsidiary that is not a Guarantor made by exchange for, or out of the proceeds of the substantially concurrent sale of, Disqualified Equity Interests of a Restricted Subsidiary that is not a Guarantor that, in each case of clauses (i) through (iii), is Refinancing Indebtedness incurred or issued, as applicable, in compliance with Section 7.03 and (iv) any Junior Financing or Disqualified Equity Interests which constitutes Acquired Indebtedness (to the extent such Acquired Indebtedness was not incurred in contemplation of such principal payment on, defeasance, redemption, repurchase, exchange or other acquisition or retirement); (e) a Restricted Payment to pay for the repurchase, retirement or other acquisition or retirement for value of Equity Interests (other than Disqualified Equity Interests) of the Parent Borrower or any direct or indirect parent company of the Parent Borrower held by any future, present or former employee, director, officer, member of management, independent contractor, advisor, service provider or consultant (or their respective Controlled Investment Affiliates or Immediate Family Members) of the Parent Borrower, any of its Subsidiaries or any of its direct or indirect parent companies upon the death, disability, retirement or termination of employment of any such Person or pursuant to any shareholder, employee, manager or director equity plan or stock option plan or any other management or employee benefit plan or agreement, or any equity subscription or co-investor or shareholder agreement (including, for the avoidance of doubt, to pay any principal and interest payable on any notes issued by the Parent Borrower or any direct or indirect parent company of the Parent Borrower in connection with any such repurchase, retirement or other acquisition) including any arrangement including Equity Interests rolled over by management of the Parent Borrower in connection with the Transactions; provided, that the aggregate amount of Restricted Payments made under this Section 7.06(e) does not exceed $15,000,000 in any calendar year (with unused amounts in any calendar year being carried over to succeeding calendar years subject to a maximum (without giving effect to the following proviso) of $30,000,000 in any calendar year; provided, further, that such amount in any calendar year may be increased by an amount not to exceed: (i) the cash proceeds from the sale of Equity Interests (other than Disqualified Equity Interests) of the Parent Borrower and, to the extent contributed to the Parent Borrower, the -141 cash proceeds from the sale of Equity Interests of any direct or indirect parent company of the Parent Borrower, in each case to any future, present or former employees, directors, officers, members of management, independent contractors, advisors, service providers or consultants (or their respective Controlled Investment Affiliates or Immediate Family Members) of the Parent Borrower, any of its Subsidiaries or any of its direct or indirect parent companies that occurs after the Closing Date, to the extent the cash proceeds from the sale of such Equity Interests have not otherwise been designated an Excluded Contribution; plus (ii) the cash proceeds of key man life insurance policies received by the Parent Borrower or any of its Restricted Subsidiaries (or by any direct or indirect parent company to the extent contributed to the Parent Borrower) after the Closing Date; less (iii) the amount of any Restricted Payments previously made with the cash proceeds described in clauses (i) and (ii) of this Section 7.06(e); (f) the declaration and payment of scheduled cash dividends or scheduled cash distributions to holders of any class or series of Disqualified Equity Interests of the Parent Borrower or any of its Restricted Subsidiaries or any class or series of Preferred Stock of any Restricted Subsidiary issued in accordance with Section 7.03(g) or (s), in each case to the extent such dividends are included in the definition of “Consolidated Fixed Charges”; (g) [reserved]; (h) payments made or expected to be made by the Parent Borrower or any of its Restricted Subsidiaries in respect of withholding or similar taxes payable by or with respect to any future, present or former employee, director, officer, member of management, independent contractor, advisor, service provider or consultant (or their respective Controlled Investment Affiliates or Immediate Family Members) of the Parent Borrower or any of its Restricted Subsidiaries and any repurchases of Equity Interests deemed to occur upon, in each case, exercise, vesting, or settlement, as applicable, of stock options, warrants or similar rights if such Equity Interests represent a portion of the exercise price of such options, warrants or similar rights or required withholding or similar taxes; (i) Restricted Payments in an aggregate amount per annum not to exceed an amount equal to 4.00% of Market Capitalization; (j) Restricted Payments that are made with Excluded Contributions; (k) Restricted Payments in an aggregate amount taken together with all other Restricted Payments made pursuant to this clause (k) (in the case of Restricted Investments, at the time outstanding) not to exceed the greater of (I) $65,000,000 and (II) 30.0% of Trailing Four Quarter Consolidated EBITDA (in the case of Restricted Investments made pursuant to this clause (x), the amount of such Restricted Investment being measured at the time such Restricted Investment is made and without giving effect to subsequent changes in value, but subject to adjustment as set forth in the definition of Investment); (l) [reserved]; (m) any cash payments made after the Closing Date in respect of performance-based or time-vested restricted stock units (in each case that are existing and either vested or unvested) as of the Closing Date in an aggregate amount of up to $15,000,000; (n) solely to the extent funded with Declined Proceeds (as defined in the First Lien Credit Agreement as in effect on the date hereof), the repurchase, redemption or other acquisition or retirement for value of any Junior Financing; -142

(o) [reserved]; (p) Restricted Payments made (i) on the Closing Date to consummate the Transactions, (ii) in respect of working capital adjustments or purchase price adjustments pursuant to the Merger Agreement, any Permitted Acquisition or other permitted Investments, (iii) in order to satisfy indemnity and other similar obligations under the Merger Agreement, any Permitted Acquisition or other permitted Investments and (iv) to holders of Equity Interests of the Parent Borrower (immediately prior to giving effect to the Transactions) in connection with, or as a result of, their exercise of appraisal rights and the settlement of any claims or actions (whether actual, contingent or potential) with respect thereto, in each case, with respect to the Transactions, and Restricted Payments consisting of a Permitted Reorganization; (q) cash payments or loans, advances, dividends or distributions to any direct or indirect shareholder of the Parent Borrower to make payments in lieu of issuing fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests of the Parent Borrower or any of its Restricted Subsidiaries or any direct or indirect parent company of the Parent Borrower; (r) [reserved]; (s) to the extent constituting Restricted Payments, the Parent Borrower and the Restricted Subsidiaries may enter into and consummate transactions expressly permitted by any provision of Section 7.01, 7.03 (other than Section 7.03(d)), 7.04 (other than Section 7.04(a), 7.04(c)(ii) or (f)), 7.05 (other than Section 7.05(d)(ii) or (e)) or 7.08 (except transactions described in clauses (a), (b), (f), (g), (j), (n), (q), (s), (w), (y) and (z) of such Section); (t) payments and distributions to dissenting stockholders pursuant to applicable law, pursuant to or in connection with a consolidation, merger or transfer of all or substantially all of the assets of the Parent Borrower and the Restricted Subsidiaries taken as a whole that complies with the terms of this Agreement or any other transaction that complies with the terms of this Agreement; (u) (i) the payment of dividends, other distributions and other amounts by the Parent Borrower to, or the making of loans to, any direct or indirect parent of the Parent Borrower in the amount required for such parent to, if applicable, pay amounts equal to amounts required for any direct or indirect parent of the Parent Borrower, if applicable, to pay interest and/or principal (including AHYDO “catch-up payments”) on Indebtedness the proceeds of which have been permanently contributed to the Parent Borrower or any of its Restricted Subsidiaries and that has been guaranteed by, or is otherwise considered Indebtedness of, the Parent Borrower or any of its Restricted Subsidiaries incurred in accordance with Section 7.03 (other than if such guarantee or Indebtedness constitutes Junior Financing and such payment would be in violation of the applicable intercreditor and/or subordination agreement); provided that the proceeds contributed to the Parent Borrower or such Restricted Subsidiary shall not increase amounts available for Restricted Payments pursuant to Section 7.06(e) and shall not be designated an Excluded Contribution; provided further that (x) the aggregate amount of such dividends, distributions or other amounts shall not exceed the amount of cash actually contributed to the Parent Borrower for the incurrence of such Indebtedness and (y) any Restricted Payment made pursuant to this clause (xx) the proceeds of which are used to make payments in respect of Indebtedness which payments would constitute an interest expense determined in accordance with GAAP if such Indebtedness was Indebtedness of the Parent Borrower, shall be deemed to be an interest expense of the Parent Borrower for all purposes of this Agreement; and (ii) the payment of dividends, other distributions and other amounts by the Parent Borrower to, or the making of loans to, any direct or indirect parent of the Parent Borrower in the amount required for such parent to, if applicable, make any AHYDO Payment on intercompany Indebtedness among parent companies of the Parent Borrower; provided that such AHYDO Payment shall not be made prior to the end of the first accrual period ending after the fifth anniversary of the issue date of such intercompany Indebtedness; -143

(v) repurchases of Equity Interests in the Parent Borrower or any Restricted Subsidiary of the Parent Borrower deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants; (w) [reserved]; and (x) Investments in joint ventures, other similar agreements, partnerships, minority investments or Unrestricted Subsidiaries having an aggregate fair market value taken together with all other Investments made pursuant to this clause (x) that are at the time outstanding, without giving effect to the sale of an Unrestricted Subsidiary to the extent the proceeds of such sale do not consist of cash or marketable securities (until such proceeds are converted to cash or Cash Equivalents), not to exceed the greater of (a) $42,00,000 and (b) 20.0% of Trailing Four Quarter Consolidated EBITDA at the time of such Investment (with the amount of each Investment being measured at the time made and without giving effect to subsequent changes in value); provided that if any Investment made pursuant to this clause (xxiii) in Equity Interests of a Person that subsequently becomes a Loan Party, such Investment shall thereafter be deemed permitted under clause (1) of the definition of “Permitted Investment” (without giving effect to the proviso thereto) and shall not be included as having been made pursuant to this clause (x); provided, that at the time of, and after giving effect to, any Restricted Payment permitted under clauses (f), (i), (k), and (u)(i), no Event of Default shall have occurred and be continuing or would occur as a consequence thereof. For purposes of designating any Restricted Subsidiary as an Unrestricted Subsidiary, all outstanding Investments by the Parent Borrower and its Restricted Subsidiaries (except to the extent repaid) in the Subsidiary so designated will be deemed to be Restricted Payments or Permitted Investments in an amount determined as set forth in the penultimate sentence of the definition of “Investments.” Such designation will be permitted only if a Restricted Payment in such amount would be permitted at such time, pursuant to this Section 7.06 or if an Investment in such amount would be permitted at such time pursuant to the definition of “Permitted Investments,” and if such Subsidiary otherwise is permitted to be so designated pursuant to Section 6.14. For the avoidance of doubt, this Section 7.06 shall not restrict the making of any “AHYDO catch-up payment” with respect to, and required by the terms of, any Indebtedness of the Parent Borrower or any Restricted Subsidiary permitted to be incurred under Section 7.03 hereof For the avoidance of doubt, the cancellation of Indebtedness owing to the Parent Borrower or any of its Restricted Subsidiaries from any future, present or former employees, directors, officers, independent contractors, members of management or consultants of the Parent Borrower (or their respective Controlled Investment Affiliates or Immediate Family Members), any direct or indirect parent company of the Parent Borrower or any of the Parent Borrower’s Restricted Subsidiaries in connection with a repurchase or redemption of Equity Interests of the Parent Borrower or any of its direct or indirect parent companies will not be deemed to constitute a Restricted Payment for purposes of this Section 7.06 or any other provision of this Agreement. For purposes of determining compliance with this Section 7.06, in the event that a proposed Restricted Payment or Investment (or any portion thereof) at any time, whether at the time of declaration or payment, purchase, redemption, defeasance or other acquisition or retirement, or at the time of the making thereof, or subsequently at a later time, meets the criteria of more than one of the categories described in Section 7.06(a) through (x) or is entitled to be made pursuant to one or more of the categories described in the definition of Permitted Investment, the Administrative Borrower, in its sole discretion, will be entitled to classify and may subsequently reclassify such item of (or any portion thereof) (based on circumstances existing on the date of such reclassification) among such clauses in Section 7.06(a) through (x) and/or one or more of the categories contained in the definition of Permitted Investments, and will only be required to include the amount and type of such Restricted Payment or Investment in such of the above clauses as determined by the Administrative Borrower at such time. The Administrative Borrower will be entitled to divide and classify a Restricted Payment or Investment in more than one of the types described in -144

Section 7.06(a) through (x) and/or one or more of the categories contained in the definition of Permitted Investments. Section 7.07 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Parent Borrower and the Restricted Subsidiaries on the Closing Date or any business or any other activities reasonably related, complementary, synergistic, similar, incidental or ancillary thereto (including related, complementary, synergistic, similar, incidental or ancillary technologies) or reasonable extensions, developments or expansions thereof. Section 7.08 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Parent Borrower, whether or not in the ordinary course of business, involving aggregate payments or consideration, in any transaction or series of related transactions, in excess of $8,500,000, other than: (a) transactions among the Parent Borrower or the Restricted Subsidiaries or any entity that becomes a Restricted Subsidiary as a result of such transaction; (b) transactions on terms (taken as a whole) substantially as favorable to the Parent Borrower or such Restricted Subsidiary as would be obtainable by the Parent Borrower or such Restricted Subsidiary at the time in a comparable arm’s-length transaction with a Person other than an Affiliate; (c) the Transactions and the payment of fees and expenses (including the Transaction Expenses) related to the Transactions and transactions constituting any Permitted Reorganization; (d) the issuance of Equity Interests or equity-based awards to any officer, director, employee, independent contractor, advisor, service provider or consultant of the Parent Borrower or any Subsidiary or any direct or indirect parent of the Parent Borrower, including, without limitation, in connection with the Transactions; (e) the payment of management, monitoring, oversight, consulting, advisory and similar fees pursuant to a Sponsor Management Agreement or other arrangement with Walgreens Co., the Sponsor or management companies associated with the Sponsor or their advisors in a maximum amount for all such agreements and arrangements not to exceed 2.00% of Trailing Four Quarter Consolidated EBITDA of the Parent Borrower in any fiscal year, and transaction fees to the foregoing Persons not to exceed in the aggregate 1.00% of the applicable gross transaction value and indemnities and other expenses pursuant to a Sponsor Management Agreement or other arrangement with the foregoing Persons (including any transaction fee payable in connection with the Transactions), plus any unpaid management, monitoring, transaction fees, indemnities and expenses accrued in any prior year to the extent such fee or expense is otherwise permitted to be paid pursuant to this clause (e) in such prior year; (f) Restricted Payments permitted under Section 7.06, Permitted Investments and Permitted Acquisitions (other than by reference to this Section 7.08 or any clause in this Section 7.08); (g) transactions by the Parent Borrower and any Restricted Subsidiary permitted under an express provision (including any exceptions thereto) of this Article VII (other than by reference to this Section 7.08 or any clause in this Section 7.08); (h) (i) employment, consulting and severance arrangements between the Parent Borrower and the Restricted Subsidiaries (or any direct or indirect parent of the Parent Borrower) and their respective future, present or former officers, employees, independent contractors, advisor, service provider and/or consultants (or their respective Controlled Investment Affiliates or Immediate Family Members), in each case, in the ordinary course of business and (ii) transactions pursuant to any shareholder, employee or -145 director equity plan or stock option plan or any other management or employee benefit plan or agreement, or any equity subscription, co-invest agreement or shareholder agreement, including any arrangement including Equity Interests rolled over or otherwise re-invested by management of the Parent Borrower or Omega Parent in connection with the Transactions; (i) the payment of customary fees and reasonable out-of-pocket costs to, and indemnities provided on behalf of or for the benefit of any future, present or former directors, officers, member of management, independent contractors, employees, advisors, service providers and consultants (or their respective Controlled Investment Affiliates or Immediate Family Members) of the Parent Borrower and its Restricted Subsidiaries (or any direct or indirect parent of the Parent Borrower), in each case, in the ordinary course of business to the extent attributable to the ownership or operation of the Parent Borrower and its Restricted Subsidiaries; (j) transactions pursuant to agreements, instruments or arrangements in existence on the Closing Date and set forth on Schedule 7.08 or any amendment thereto or replacement thereof to the extent such an amendment or replacement is not adverse to the Lenders in any material respect as compared to the applicable agreement, instrument or arrangement in effect on the Closing Date; (k) payments by the Parent Borrower and any of its Restricted Subsidiaries to the Sponsor made for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities (including in connection with acquisitions or divestitures), which payments are approved by the majority of the members of the Board of Directors of the Parent Borrower or a majority of the disinterested members of such Board of Directors in good faith; (l) payments by the Parent Borrower or any of its Subsidiaries pursuant to any tax sharing agreements with the Parent Borrower to the extent attributable to the ownership or operation of the Parent Borrower and its Subsidiaries, but only to the extent permitted by Section 7.06; (m) the issuance or transfer of Equity Interests (other than Disqualified Equity Interests) of the Parent Borrower to any Permitted Holder or to any former, current or future director, manager, officer, employee, independent contractor, advisor, service provider or consultant (or any Immediate Family Members or Affiliates of any of the foregoing) of the Parent Borrower, any of its Subsidiaries or any direct or indirect parent thereof; (n) transactions with customers, clients, joint venture partners, independent contractors, suppliers or purchasers or sellers of goods or services, in each case in the ordinary course of business and otherwise in compliance with the terms of this Agreement that are fair to the Parent Borrower or its Restricted Subsidiaries, in the reasonable determination of the Board of Directors or the senior management of the Administrative Borrower, or are on terms at least as favorable (as determined by the Administrative Borrower) as might reasonably have been obtained at such time from an unaffiliated party; (o) transactions pursuant to that certain Letter Agreement re: Administrative Services, dated as of March 11, 2019, between HC Group Holdings I, LLC and Option Care Enterprises, Inc., or any amendment thereto or replacement thereof to the extent such an amendment or replacement is not adverse to the Lenders in any material respect as compared to the letter agreement in effect on the Closing Date; (p) the payment of reasonable out-of-pocket costs and expenses relating to registration rights and indemnities provided to stockholders of the Parent Borrower or any direct or indirect parent thereof pursuant to the stockholders agreement or the registration rights agreement entered into on or after the Closing Date in connection therewith or similar equity holder’s agreements or limited liability company agreements; (q) transactions in which the Parent Borrower or any of the Restricted Subsidiaries, as the case may be, deliver to the Administrative Agent a letter from an Independent Financial Advisor stating that -146 such transaction is fair to the Parent Borrower or such Restricted Subsidiary from a financial point of view or meets the requirements of clause (b) of this Section 7.08; (r) the licensing of trademarks, copyrights or other IP Rights in the ordinary course of business and the non-exclusive licensing (or sublicensing) of trademarks, copyrights, or other IP Rights; (s) the issuance or transfer of Equity Interests (other than Disqualified Equity Interests) of the Parent Borrower or any of its Subsidiaries or any direct or indirect parent thereof or any contribution to the capital of the Parent Borrower or any of its Restricted Subsidiaries to the extent otherwise permitted by this Agreement and to the extent such issuance or transfer would not give rise to a Change of Control; (t) (i) investments by the Permitted Holders in securities of the Parent Borrower or any of the Restricted Subsidiaries (and payment of reasonable out-of-pocket expenses incurred by the Permitted Holders in connection therewith) so long as (A) the investment is being offered generally to other non- affiliated investors on the same or more favorable terms and (B) the investment constitutes less than 10% of the proposed or outstanding issue amount of such class of securities (provided that any investments in debt securities by any Debt Fund Affiliates shall not be subject to the limitation in this clause (B)), and (ii) payments to the Permitted Holders in respect of securities or loans of the Parent Borrower or any of its Restricted Subsidiaries contemplated in the foregoing subclause (i) or that were acquired from Persons other than the Parent Borrower and its Restricted Subsidiaries, in each case, in accordance with the terms of such securities or loans; (u) subleases of leased real property by and between the Parent Borrower or any Restricted Subsidiary and Walgreens Co. and any of its Subsidiaries; (v) transactions among the Parent Borrower and the Restricted Subsidiaries, undertaken in good faith (as certified by a responsible financial or accounting officer of the Administrative Borrower in an officer’s certificate) for the purposes of improving the consolidated tax efficiency of the Parent Borrower and its Subsidiaries and not for the purpose of circumventing any provision of this Agreement so long as (x) no Event of Default has occurred and is continuing or would result from such transactions and (y) the Administrative Borrower provides to the Administrative Agent evidence reasonably acceptable to the Administrative Agent that the granting, perfection, validity and priority of the security interest of the Secured Parties in the Collateral (prior to giving effect to the transactions), taken as a whole, is not impaired in any material respect by such transactions and all actions required to maintain said perfected status have been or will promptly be taken; (w) payments to or from, and transactions with, joint ventures (to the extent any such joint venture is only an Affiliate as a result of Investments by the Parent Borrower and the Restricted Subsidiaries in such joint venture) in the ordinary course of business or consistent with past practice or industry practice (including, without limitation, any cash management activities related thereto) to the extent otherwise constituting a Permitted Investment or Restricted Payment permitted under Section 7.06; (x) [reserved]; (y) transactions between the Parent Borrower or any of its Restricted Subsidiaries and any Person, a director of which is also a director of the Parent Borrower or any direct or indirect parent of the Parent Borrower; provided, however, that such director abstains from voting as a director of the Parent Borrower or such direct or indirect parent, as the case may be, on any matter involving such other Person; (z) payments or loans (or cancellations of loan repayment obligations) to future, present and former independent contractors, employees, advisors, service providers or consultants of the Parent Borrower, any of its direct or indirect parent companies or any Restricted Subsidiary that are approved by the Board of Directors of senior management of the Parent Borrower in good faith and that are otherwise permitted by this Agreement; and -147

(aa) Affiliate repurchases First Lien Obligations and Second Lien Obligations and obligations in respect of any Junior Financing, in each case, the holding of such loans or commitments and the payments and other transactions contemplated herein in respect thereof. Section 7.09 Burdensome Agreements. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability of: (a) any Non-Loan Party to make Restricted Payments to any Loan Party, or (b) any Loan Party to create, incur, assume or suffer to exist Liens on property of such Person for the benefit of the Secured Parties with respect to the Obligations or under the Loan Documents; provided that the foregoing clauses (a) and (b) shall not apply to Contractual Obligations which: (i) (x) exist on the Closing Date and (to the extent not otherwise permitted by this Section 7.09) are listed in Schedule 7.09 and (y) to the extent Contractual Obligations permitted by clause (x) are set forth in an agreement evidencing Indebtedness, are set forth in any agreement evidencing any permitted modification, replacement, renewal, extension or refinancing of such Indebtedness so long as such modification, replacement, renewal, extension or refinancing does not expand the scope of such Contractual Obligation; (ii) are binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Restricted Subsidiary, so long as such Contractual Obligations were not entered into in anticipation of such Person becoming a Restricted Subsidiary; (iii) comprise restrictions pursuant to Indebtedness of a Non-Loan Party which is permitted by Section 7.03 and which does not apply to any Loan Party; (iv) are customary restrictions that arise in connection with (x) any Lien permitted by Sections 7.01(k), (l), (p), (q), (r)(i), (r)(ii), (s) and (ee) and relate to the property subject to such Lien or (y) any Disposition permitted by Section 7.04 or 7.05 and relate solely to the assets or Person subject to such Disposition; (v) are customary provisions in joint venture agreements and other similar agreements applicable to joint ventures constituting Permitted Investments or otherwise permitted under Section 7.06 and applicable solely to such joint venture; (vi) are negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 7.03 but solely to the extent any negative pledge relates to the property financed by such Indebtedness and the proceeds and products thereof; (vii) are customary restrictions on leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate to the property interest, rights or the assets subject thereto; (viii) comprise restrictions imposed by any agreement relating to secured Indebtedness permitted pursuant to Section 7.03(a), (e) (other than Disqualified Equity Interests or Preferred Stock), (g) (other than Disqualified Equity Interests or Preferred Stock) and (n) to the extent that such restrictions apply only to the property or assets securing such Indebtedness; (ix) are customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Parent Borrower or any of its Restricted Subsidiaries; -148

(x) are customary provisions restricting assignment of any agreement; provided that if such agreement is not entered into in the ordinary course of business, the granting, perfection, validity and priority of the security interests of the Secured Parties is not impaired in any material respect by such restriction; (xi) are restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business; (xii) arise in connection with cash or other deposits permitted under Section 7.01 or the definition of Permitted Investments, and limited to such cash or deposits; (xiii) comprise restrictions imposed by any agreement governing Indebtedness entered into on or after the Closing Date and permitted under Section 7.03 that are, taken as a whole, in the good faith judgment of the Administrative Borrower, no more restrictive with respect to the Parent Borrower or any Restricted Subsidiary than customary market terms for Indebtedness of such type (and, in any event, are no more restrictive than the restrictions contained in this Agreement), so long as the Administrative Borrower shall have determined in good faith that such restrictions will not affect its obligation or ability to make any payments required hereunder; (xiv) [reserved]; (xv) are restrictions contained in (x) the Second Lien Financing Documents and documents otherwise governing Indebtedness permitted pursuant to Section 7.03(cc), (y) the First Lien Financing Documents and documents otherwise governing Indebtedness permitted pursuant to Section 7.03(k) or (z) any ABL Financing Document; (xvi) are restrictions regarding licensing or sublicensing by Parent Borrower and its Restricted Subsidiaries of intellectual property in the ordinary course of business; and (xvii) are restrictions on cash earnest money deposits in favor of sellers in connection with acquisitions not prohibited hereunder. Section 7.10 [Reserved]. Section 7.11 Financial Covenant. During each Compliance Period, the Parent Borrower shall not permit (i) the Consolidated Fixed Charge Coverage Ratio for the last Test Period ended prior to the beginning of such Compliance Period for which financial statements have been delivered or were required to be delivered to the Administrative Agent pursuant to Section 6.01(a) or Section 6.01(b) to be less than 1.00:1.00 as of the last day of such Test Period or (ii) the Consolidated Fixed Charge Coverage Ratio for any Test Period ending thereafter until termination of such Compliance Period to be less than 1.00:1.00 as of the last day of such Test Period. Section 7.12 [Reserved]. Section 7.13 Modifications of Terms of Junior Financing. Amend, modify or change in any manner materially adverse to the interests of the Lenders, as determined in good faith by the Borrower, any term or condition of any Junior Financing Documentation in respect of any Junior Financing having an aggregate outstanding principal amount in excess of the Threshold Amount in violation of any applicable Intercreditor Agreement or subordination agreement without the consent of the Administrative Agent (which consent shall not be unreasonably withheld, delayed or conditioned). -149

Section 7.14 Restrictions Prior to Satisfaction of Specified Post-Closing Undertaking Prior to the satisfaction of the Specified Post-Closing Undertaking, (w) Omega and the Omega Subsidiaries shall not transfer any Accounts or Inventory (other than NLC Inventory) to any Beta Entity in an aggregate amount in excess of $2,500,000 in any calendar month (or in excess of $5,000,000 in the aggregate) (provided, that the Administrative Agent may institute a Reserve in its Permitted Discretion as a result of any such transfer), (x) neither Omega nor any of the Omega Subsidiaries may merge with any Beta Entity, (y) any Inventory of any Beta Entity shall be physically separate from, and not commingled with, any Inventory of Omega or any of the Omega Subsidiaries and (z) the Parent Borrower shall not permit the remittance of any collections of Accounts of any Beta Entity, or the deposit of any proceeds of any Inventory of any Beta Entity, into any deposit account that is used for the deposit or remittance of collections of Accounts that constitute Eligible Accounts and that are included in the Borrowing Base. ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES Section 8.01 Events of Default. Any of the following events referred to in clauses (a) through (l) from and after the Closing Date shall constitute an event of default (an “Event of Default”): (a) Non-Payment. Any Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan or unpaid reimbursement obligation of any drawn Letter of Credit or (ii) within five (5) Business Days after the same becomes due, any interest on any Loan or any other amount payable hereunder or with respect to any other Loan Document; or (b) Specific Covenants. Any Loan Party (i) fails to timely deliver a Borrowing Base Certificate pursuant to Section 6.02(f) and such failure shall continue unremedied for a period of five (5) days (or two (2) Business Days if the Borrowing Base Certificate is required to be delivered weekly pursuant to Section 6.02(f)), (ii) fails to perform or observe any term, covenant or agreement contained in (A) Section 2.19, (B) any of Sections 6.03(a), 6.05(a) (solely with respect to the Parent Borrower) or 6.16; provided that, with respect to any such Event of Default resulting from a failure to promptly provide notice of an Event of Default to the Administrative Agent pursuant to Section 6.03(a), subject to the last proviso of this Section 8.01, the subsequent provision of such notice by the Parent Borrower or any Restricted Subsidiary to the Administrative Agent shall cure the Event of Default resulting from such failure to timely deliver such notice or (C) Article VII; provided, that the Financial Covenant is subject to cure pursuant to Section 8.04; or (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after receipt by the Borrowers of written notice thereof from the Administrative Agent; or (d) Representations and Warranties. any representation, warranty or certification made or deemed made by any Loan Party herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be incorrect in any material respect when made or deemed made, and, other than with respect to any incorrect Specified Representation (which shall not be subject to cure or a grace period), such incorrect representation or warranty (if curable as determined by the Borrowers in good faith) shall remain incorrect for a period of (i) in the case of any representation, warranty or certification made on the Closing Date (other than any Specified Representation), 90 days and (ii) in the case of any representation, warranty or certification made after the Closing Date, 30 days, in each case after notice thereof from the Administrative Agent to the Borrowers; or (e) Cross-Default. Except with respect to the First Lien Loans and other First Lien Obligations, which shall be subject solely to clause (g) below, any Borrower or any Restricted Subsidiary -150

(A) fails to make any principal or interest payment beyond the applicable grace period, if any, whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise, in respect of any Indebtedness (other than Indebtedness hereunder) having an aggregate outstanding principal amount of not less than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness, or any other event occurs (other than, with respect to Indebtedness consisting of Swap Contracts, termination events or equivalent events pursuant to the terms of such Swap Contracts and not as a result of any other default thereunder by the Borrowers or any of its Restricted Subsidiaries), the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required and beyond the applicable grace period, if any, such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem all of such Indebtedness to be made, prior to its stated maturity; provided that this clause (e)(B) shall not apply to (i) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder, (ii) any Indebtedness if (x) the sole remedy of the holder thereof in the event of the non-payment of such Indebtedness or the non-payment or non- performance of obligations related thereto or (y) the sole option is to elect, in each case, to convert such Indebtedness into Qualified Equity Interests and cash in lieu of fractional shares and (iii) in the case of Indebtedness which the holder thereof may elect to convert into Qualified Equity Interests, such Indebtedness from and after the date, if any, on which such conversion has been effected; provided, further, that any such failure described under clause (A) or (B) is unremedied and is not waived by the holders of such Indebtedness prior to any termination of the Commitments or acceleration of the Loans pursuant to Section 8.02; or (f) Insolvency Proceedings, Etc. Other than with respect to dissolutions or liquidations permitted hereunder, the Parent Borrower, any Restricted Subsidiary that is a Material Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) consecutive days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or substantially all of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) consecutive days, or an order for relief is entered in any such proceeding; or (g) First Lien Loans and other First Lien Obligations. With respect to the First Lien Loans and other First Lien Obligations, (x) an Event of Default under and as defined in the First Lien Credit Agreement has occurred and is continuing under clauses (a) or (f) of Section 8.01 of the First Lien Credit Agreement or (y) an Event of Default (other than the type described in the foregoing clause (x)) under and as defined in the First Lien Credit Agreement has occurred and remains unremedied or unwaived for 60 consecutive days after the occurrence thereof or with respect to which any First Lien Secured Party is exercising remedies (including acceleration of obligations or termination of commitments); (h) Judgments. There is entered against any Borrower or any Restricted Subsidiary that is a Material Subsidiary a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not paid or covered by independent third-party insurance or indemnity as to which the insurer or indemnitor has been notified of such judgment or order and has not denied coverage thereof) and such judgment or order shall not have been satisfied, vacated, discharged or stayed or bonded pending an appeal for a period of sixty (60) consecutive days; or (i) Invalidity of Loan Documents. Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder (including as a result of a transaction permitted under Section 7.04 or 7.05) or as a result of acts or omissions by the Administrative Agent or any Lender which does not arise from a breach by a Loan Party of its obligations under the Loan Documents or the satisfaction in full of all the Obligations, ceases to -151 be in full force and effect; or any Loan Party contests in writing the validity or enforceability of any provision of any Loan Document or the validity or priority of a Lien as required by the Collateral Documents on a material portion of the Collateral; or any Loan Party denies in writing that it has any or further liability or obligation under any Loan Document (other than as a result of repayment in full of the Obligations and termination of the Total Revolving Credit Commitments), or purports in writing to revoke or rescind any Loan Document; provided that none of the foregoing shall apply to any Guarantor which is not a Material Subsidiary; or (j) Change of Control. There occurs any Change of Control; or (k) Collateral Documents. Any Collateral Document after delivery thereof pursuant to Section 4.01, 6.11 or 6.13 shall for any reason (other than pursuant to the terms hereof or thereof including as a result of a transaction not prohibited under this Agreement) cease to create a valid and perfected Lien, with the priority required by the Collateral Documents on and security interest in any material portion of the Collateral purported to be covered thereby, subject to Liens permitted under Section 7.01, (x) except to the extent that any such perfection or priority is not required pursuant to the Collateral and Guarantee Requirement or results from the failure of the Administrative Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Collateral Documents (or other pledged collateral actually delivered to it under the Collateral Documents) or to file Uniform Commercial Code continuation statements and (y) except as to Collateral consisting of Real Property to the extent that such losses are covered by a lender’s title insurance policy and such insurer has not denied coverage; or (l) ERISA. (i) An ERISA Event occurs which has resulted or could reasonably be expected to result in liability of a Loan Party or an ERISA Affiliate in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect, or (ii) a Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under any Multiemployer Plan which has resulted or could reasonably be expected to result in liability of a Loan Party or an ERISA Affiliate in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect; provided, that any Event of Default under the Loan Documents, other than any (i) Specified ABL Default (subject to Section 8.04 in the case of clause (d) of the definition of “Specified ABL Default”) or (ii) Event of Default which cannot be waived without the written consent of each Lender directly and adversely affected thereby, shall be deemed not to be “continuing” (and shall be deemed to be “cured”) if the events, acts or conditions that gave rise to such event of default have been have remedied or cured (including by payment, notice, taking any action or omitting to take any action) or have ceased to exist and the Borrowers are otherwise in compliance with the Loan Documents; provided, that the foregoing shall not be applicable with respect to any default or Event of Default if the Borrowers knowingly and willfully fails to give timely notice to the Administrative Agent and the Lenders of such default or Event of Default required to be given under the Loan Documents. Section 8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent may, with the consent of, and shall, at the request of, the Required Lenders, take any or all of the following actions: (i) declare the Commitment of each Lender to make Loans and any obligation of the Issuing Banks to make LC Credit Extensions to be terminated, whereupon such Commitments and obligation shall be terminated; (ii) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; -152

(iii) require that the Borrowers Cash Collateralize the LC Obligations (in an amount equal to the then Outstanding Amount thereof); and (iv) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents, any document evidencing Indebtedness in respect of which the Facilities have been designated as “designated senior debt” (or any comparable term) or applicable Law; provided that upon the occurrence of an Event of Default as a result of an actual or deemed entry of an order for relief with respect to the Borrowers under any Debtor Relief Laws, the Revolving Credit Commitments, the obligation of each Lender to make Loans and any obligation of the Issuing Banks to make LC Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable and the obligation of the Borrowers to Cash Collateralize the LC Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender. Section 8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the LC Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Secured Obligations shall be applied by the Administrative Agent in the following order (to the fullest extent permitted by mandatory provisions of applicable Law): First, to payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest) payable to the Administrative Agent in its capacity as such (including Attorney Costs payable under Section 10.04 and amounts payable under Article III); Second, to payment of that portion of the Secured Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs payable under Section 10.04 and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them (other than in connection with Secured Cash Management Obligations and Secured Hedge Obligations); Third, to payment of that portion of the Secured Obligations constituting accrued and unpaid interest on the Agent Advances payable to the Administrative Agent in its capacity as such; Fourth, to payment of that portion of the Secured Obligations constituting unpaid principal of the Agent Advances payable to the Administrative Agent in its capacity as such; Fifth, to payment of that portion of the Secured Obligations constituting accrued and unpaid interest on the Loans and LC Borrowings and any fees, premiums and scheduled periodic payments due under Secured Hedge Agreements that are Noticed Hedges, ratably among the Secured Parties in proportion to the respective amounts described in this clause Fifth payable to them; Sixth, to payment of that portion of the Secured Obligations constituting unpaid principal of the Loans and LC Borrowings (including to Cash Collateralize that portion of LC Obligations comprised of the aggregate undrawn amount of Letters of Credit) and, to the extent of the Bank Product Reserve in respect thereof, to payment of any breakage, termination or other payments in respect of Noticed Hedges, ratably among the Secured Parties in proportion to the respective amounts described in this clause Sixth held by them; Seventh, to payment of any Secured Obligations under any Secured Hedge Obligations (other than Noticed Hedges to the extent paid in accordance with clause Sixth above) and under any Secured Cash -153

Management Obligations, ratably among the Secured Parties in proportion to the respective amounts described in this clause Seventh held by them; Eighth, to the payment of all other Secured Obligations that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Secured Obligations owing to the Administrative Agent and the other Secured Parties on such date; and Last, the balance, if any, after all of the Secured Obligations have been paid in full, to the Borrowers or as otherwise required by Law. Notwithstanding the foregoing, no amount received from any Guarantor shall be applied to any Excluded Swap Obligation of such Guarantor. Amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Sixth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Secured Obligations, if any, in the order set forth above and, if no Secured Obligations remain outstanding, will be paid to the Borrowers. Section 8.04 Right to Cure. Notwithstanding anything to the contrary contained in Section 8.01: (a) For the purpose of determining whether a Financial Covenant Event of Default has occurred, the Administrative Borrower may on one or more occasions designate any portion of the net cash proceeds from a sale or issuance of Qualified Equity Interests of the Parent Borrower or any cash contribution to the common capital of the Parent Borrower (the “Cure Amount”) as an increase to Consolidated EBITDA for the applicable fiscal quarter; provided that (A) the Cure Amount (i) is actually received by the Parent Borrower on or before the later of (x) the fifteenth (15th) calendar day after the date on which the Compliance Certificate pursuant to Section 6.02(a) is required to be delivered with respect to such applicable fiscal quarter or fiscal year, as applicable, and (y) the fifteenth (15th) calendar day after the beginning of the Compliance Period that required the Parent Borrower to comply with the covenant set forth in Section 7.11 (such later date, the “Cure Expiration Date”) and (ii) does not exceed the aggregate amount necessary to cure any Financial Covenant Event of Default as of such date and (B) the Administrative Borrower shall have provided advance notice (the “Notice of Intent to Cure”) to the Administrative Agent that such amounts are designated as a “Cure Amount” (it being understood that to the extent such notice is provided in advance of delivery of a Compliance Certificate for the applicable period, the Cure Amount actually received by the Parent Borrower may be lower than specified in such notice to the extent that the amount necessary to cure any Financial Covenant Event of Default is less than the full amount of such originally designated amount). The Cure Amount used to calculate Consolidated EBITDA for one fiscal quarter shall be used and included when calculating Consolidated EBITDA for each Test Period that includes such fiscal quarter. (b) The parties hereby acknowledge that this Section 8.04 may not be relied on for purposes of calculating any financial ratios or any other purpose other than for determining actual compliance with Section 7.11 (and not Pro Forma Compliance with Section 7.11 that is required by any other provision of this Agreement) and shall not result in any adjustment to any amounts (including any pro forma reduction of the amount of Indebtedness with respect to the quarter with respect to which such Cure Amount is made and shall not be included for purposes of determining pricing, mandatory prepayments and the availability or amount permitted pursuant to any covenant under Article 7) other than the increase to Consolidated EBITDA referred to in Section 8.04(a). The Cure Amount shall not constitute an Excluded Contribution. (c) In furtherance of Section 8.04(a) above, (i) upon actual receipt by the Administrative Agent of the Notice of Intent to Cure, the covenant under Section 7.11 shall be deemed retroactively cured with the same effect as though there had been no failure to comply with the covenant under such Section 7.11 and any Default or Event of Default under Section 7.11 shall be deemed not to have occurred for purposes of the Loan Documents (provided that -154 if the Cure Expiration Date has occurred without the Cure Amount having been received by the Parent Borrower and designated, such Default or Event of Default shall be deemed reinstated) and (ii) none of the Administrative Agent, any Lender or any other Secured Party may exercise any rights or remedies under Section 8.01 (or under any other Loan Document) solely on the basis of any actual or purported Default or Event of Default under Section 7.11 until and unless (A) the Cure Expiration Date has occurred without the Cure Amount having been received by the Parent Borrower and designated by the Administrative Borrower or (B) the Administrative Borrower has confirmed in writing that it does not intend to provide such Cure Amount. Notwithstanding the foregoing, no Borrower shall be permitted to request a Borrowing or any Credit Extension unless and until the Parent Borrower shall have received the Cure Amount. (d) (i) In each period of four (4) consecutive fiscal quarters, there shall be at least two (2) fiscal quarters in which no cure right set forth in Section 8.04 is exercised and (ii) there shall be no pro forma reduction in Indebtedness with the Cure Amount for determining compliance with Section 7.11 for the fiscal quarter with respect to which such Cure Amount was made. (e) There can be no more than five (5) fiscal quarters in which the cure rights set forth in Section 7.11 are exercised during the term of any Facility. ARTICLE IX. ADMINISTRATIVE AGENT AND OTHER AGENTS Section 9.01 Appointment and Authority. (a) Each of the Lenders and Issuing Banks hereby irrevocably appoints Bank of America, N.A to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article IX (other than this Section 9.01, Section 9.06 (solely with respect to the removal and consent rights of the Borrowers set forth therein), Section 9.09, Section 9.10 and Section 9.11) are solely for the benefit of the Administrative Agent, the Lenders and each Issuing Bank, and no Loan Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. (b) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a potential Qualified Counterparty) and the Issuing Bank hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and the Issuing Bank for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article IX and Article X (including the second paragraph of Section 10.05), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents as if set forth in full herein with respect thereto. Without limiting the generality of the foregoing, the Lenders hereby expressly authorize the Administrative Agent to (i) execute any and all documents (including releases) with respect to the Collateral (including any Intercreditor Agreement and any amendment, supplement, modification or joinder with respect thereto) and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Collateral Documents and acknowledge and agree that any such action by any Agent shall bind the Lenders and (ii) negotiate, enforce or settle any claim, action or proceeding affecting the -155

Lenders in their capacity as such, at the direction of the Required Lenders, which negotiation, enforcement or settlement will be binding upon each Lender. Section 9.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrowers or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. Section 9.03 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may (i) expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law or (ii) be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrowers or any of their Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity; (d) shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrowers, a Lender or the Issuing Bank; and (e) shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (vi) the -156 satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. It is understood and agreed by each Secured Party that the Administrative Agent shall have no liability for any determinations made by it under Section 8.03, in each case except to the extent resulting from the gross negligence or willful misconduct of the Administrative Agent (as determined by a court of competent jurisdiction in a final and non-appealable decision). Each Secured Party also agrees that the Administrative Agent may (but shall not be required to), at any time and in its sole discretion, and with no liability resulting therefrom, petition a court of competent jurisdiction regarding any application of Collateral in accordance with the requirements hereof, and the Administrative Agent shall be entitled to wait for, and may conclusively rely on, any such determination. Section 9.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or the Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or the Issuing Bank prior to the making of such Loan or the issuance, extension, renewal or increase of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Section 9.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article IX shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. Section 9.06 Resignation of Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Banks and the Borrowers upon thirty (30) days’ written notice to the Borrowers and the Lenders. If the Administrative Agent or a Controlling Affiliate of the Administrative Agent is subject to an Agent-Related Distress Event, the Parent Borrower may remove the Administrative Agent from such role upon ten (10) days’ written notice to the Lenders. Upon receipt of any such notice of resignation or removal by the Parent Borrower, the Required Lenders shall have the right, with the consent of the Administrative Borrower at all times other than upon the occurrence and during the continuation of an Event of Default under Sections 8.01(a) or, solely with respect to the Parent Borrower, 8.01(f), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation or removal, then the retiring Administrative Agent may on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent meeting the qualifications set forth above (including consent of the Administrative Borrower); provided that if the Administrative Agent shall notify the Administrative Borrower and -157 the Lenders that no qualifying Person has accepted such appointment, then such resignation or removal shall nonetheless become effective in accordance with such notice. The resigning or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the Issuing Bank under any of the Loan Documents, the resigning or removed Administrative Agent shall continue to hold such collateral security (including any collateral security subsequently delivered to the Administrative Agent) until such time as a successor Administrative Agent is appointed) and (b) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the Issuing Bank directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section 9.06. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder and delivery of collateral security in the possession of the resigning or removed Administrative Agent to such successor Administrative Agent (to the extent that possession thereof perfects a Lien thereon under the UCC of any jurisdiction), such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the resigning (or resigned) or removed Administrative Agent, and the resigning or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 9.06). The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the resigning Administrative Agent’s resignation or the removed Administrative Agent’s removal, hereunder and under the other Loan Documents, the provisions of this Article and Sections 10.04 and 10.05 shall continue in effect for the benefit of such resigning or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the resigning or removed Administrative Agent was acting as Administrative Agent. Any resignation by, or removal of, Bank of America, N.A. as Administrative Agent pursuant to this Section 9.06 shall also constitute its resignation or removal as Issuing Bank and Swing Line Lender, in which case such resigning or removed Issuing Bank and Swing Line Lender (x) shall not be required to issue any further Letters of Credit or extend any further Swing Line Loans hereunder and (y) shall maintain all of its rights as Issuing Bank or Swing Line Lender with respect to any Letters of Credit issued by it or Swing Line Loans extended by it, as applicable, prior to the date of such resignation or removal so long as such Letters of Credit, LC Obligations or Swing Line Loans remain outstanding and not otherwise Cash Collateralized in accordance with the terms herein. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Bank and Swing Line Lender, (ii) the resigning or removed Issuing Bank and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor Issuing Bank shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the resigning or removed Issuing Bank to effectively assume the obligations of the resigning or removed Issuing Bank with respect to such Letters of Credit. Section 9.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the Issuing Bank acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Section 9.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Administrative Agent, Bookrunners or Arrangers listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the Issuing Bank hereunder. -158

Section 9.09 Administrative Agent May File Proofs of Claim; Credit Bidding. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or LC Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Parent Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, LC Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Bank and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Bank and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuing Bank and the Administrative Agent under Sections 2.03(h) and (i), 2.09, 10.04 and 10.05) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the Issuing Bank to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Bank, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09, 10.04 and 10.05. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or the Issuing Bank to authorize the Administrative Agent to vote in respect of the claim of any Lender or the Issuing Bank or in any such proceeding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Secured Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including under Sections 363, 1123 or 1129 of the Bankruptcy Code of the United States, or any similar Laws in any other jurisdictions to which a Loan Party is subject, (b) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable Laws. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (ii) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in clauses (a) through (j) of Section 11.01 of this Agreement, (iii) the Administrative Agent shall be authorized to assign the relevant Obligations to any such acquisition vehicle pro rata by the Lenders, as a result of which each of the Lenders shall be deemed to have received a pro rata portion of any -159

Equity Interests and/or debt instruments issued by such an acquisition vehicle on account of the assignment of the Obligations to be credit bid, all without the need for any Secured Party or acquisition vehicle to take any further action, and (iv) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Section 9.10 Collateral and Guaranty Matters. Each Lender hereby agrees, and each holder of any Note by its acceptance thereof will be deemed to agree, that, except as otherwise set forth herein, any action taken by the Required Lenders in accordance with the provisions of this Agreement or the Collateral Documents, and the exercise by the Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. The Administrative Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time prior to the occurrence and continuance of an Event of Default, to take any action with respect to any Collateral or Collateral Documents which may be necessary to create, perfect and maintain perfected security interests in and liens upon the Collateral granted pursuant to the Collateral Documents. Without limiting the provisions of Section 9.09, each of the Lenders (including in its capacities as a potential Qualified Counterparty) and each Issuing Bank irrevocably authorize the Administrative Agent, at its option, and in its sole discretion (other than releases described in clauses (b) and (d) below which shall not be optional or discretionary): (a) to enter into and sign for and on behalf of the Lenders, as Secured Parties, the Collateral Documents (including any subordination or intercreditor agreements with respect to Indebtedness and Liens permitted under this Agreement to the extent the Administrative Agent is otherwise contemplated herein as being a party to such intercreditor or subordination agreement) for the benefit of the Lenders and the other Secured Parties; (b) to automatically release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Total Revolving Credit Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit (other than Letters of Credit that are Cash Collateralized or back-stopped by a letter of credit in form and substance reasonably satisfactory to the Administrative Agent and the applicable Issuing Bank or a deemed reissuance under another facility as to which other arrangements satisfactory to the Administrative Agent and the applicable Issuing Bank shall have been made), (ii) at the time the property subject to such Lien is Disposed or to be Disposed (to a Person that is not a Loan Party) as part of or in connection with any Disposition permitted hereunder or under any other Loan Document, (iii) subject to Section 10.01, if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders, (iv) if the property subject to such Lien is owned by a Guarantor, upon release of such Guarantor from its obligations under its Guaranty pursuant to clause (d) below or Section 11.09 or (v) if the property subject to such Lien constitutes Excluded Assets; (c) to release or subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(u) to the extent required by the holder of, or pursuant to the terms of any agreement governing, the obligations secured by such Liens; and (d) to release any Guarantor from its obligations under this Agreement (including the Guaranty) if such Guarantor becomes a Released Guarantor in accordance with Section 11.09. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to -160 release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10. In each case as specified in this Section 9.10, the Administrative Agent will (and each Lender irrevocably authorizes the Administrative Agent to), at the Borrowers’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to evidence the release of such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10. The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by the Borrowers or any of its Restricted Subsidiaries in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. Section 9.11 Secured Cash Management Agreements and Secured Hedge Agreements. Except as otherwise expressly set forth herein or in any Guaranty or any Collateral Document, no Qualified Counterparty that obtains the benefits of Section 8.03, any Guaranty or any Collateral by virtue of the provisions hereof or of any Guaranty or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements unless the Administrative Agent has received written notice of such Secured Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Qualified Counterparty. The Lenders and the Qualified Counterparties hereby authorize the Administrative Agent to enter into any Intercreditor Agreement or other intercreditor agreement or arrangement (including any subordination agreement or arrangement) permitted under this Agreement, and any amendment, modification, supplement or joinder with respect thereto, and the Lenders and the Qualified Counterparties acknowledge that any such intercreditor agreement is binding upon the Lenders and Qualified Counterparties. Section 9.12 Withholding Tax Indemnity. To the extent required by any applicable Laws, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If the Internal Revenue Service or any other authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender for any reason (including, without limitation, because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding Tax ineffective), such Lender shall, within 10 days after written demand therefor, indemnify and hold harmless the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by the Loan Parties pursuant to Section 3.01 and without limiting or expanding the obligation of the Loan Parties to do so) for all amounts paid, directly or indirectly, by the Administrative Agent as Taxes or otherwise, together with all expenses incurred, including legal expenses and any other out-of-pocket expenses, whether or not such Tax was correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due the Administrative Agent under this Section 9.12. The agreements in this Section 9.12 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender and the repayment, satisfaction -161 or discharge of all other Obligations. For the avoidance of doubt, the term “Lender” shall, for purposes of this Section 9.12, include any Issuing Bank and any Swing Line Lender. Section 9.13 Indemnification by the Lenders. The Lenders agree to indemnify each Agent (or any Affiliate thereof) (to the extent not reimbursed by the Borrowers or any other Loan Party and without limiting the obligation of the Borrowers to do so), ratably according to their respective Pro Rata Shares in effect on the date on which indemnification is sought under this Section 9.13 from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including at any time following the payment of the Revolving Credit Loans) be imposed on, incurred by or asserted against any Agent (or any Affiliate thereof) in any way relating to or arising out of this Agreement, any of the other Loan Documents or the transactions contemplated hereby or thereby or any action taken or omitted by any Agent (or any Affiliate thereof) under or in connection with any of the foregoing; IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNITEE, provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent arising from (a) such Agent’s gross negligence or willful misconduct or (b) claims made or legal proceedings commenced against such Agent by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such. The agreements in this Section 9.13 shall survive the payment of the Loans and all other amounts payable hereunder. Section 9.14 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. -162

(b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub- clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and/or the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that: (i) none of the Administrative Agent and/or the Arrangers or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto), (ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E), (iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations), (iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and (v) no fee or other compensation is being paid directly to the Administrative Agent and/or the Arrangers or any of their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement. (c) The Administrative Agent and/or the Arrangers hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. -163

ARTICLE X. MISCELLANEOUS Section 10.01 Amendments, Etc. Except as otherwise set forth in this Agreement, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders (other than with respect to any amendment or waiver contemplated in clauses (a) through (j) which shall only require the consent of the Lenders expressly set forth therein and not Required Lenders (unless specified therein)) (or by the Administrative Agent with the consent of the Required Lenders) and the Borrowers, the applicable Loan Party, as the case may be, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such amendment, waiver or consent shall: (a) extend or increase the Commitment of any Lender without the written consent of such Lender (it being understood that a waiver of (or amendment to the terms of) any condition precedent set forth in Section 4.02, the waiver of any obligation of the Borrowers to pay interest at the Default Rate or the waiver of any Default, Event of Default, mandatory prepayment of the Loans or mandatory reduction of any Commitments shall not constitute such an extension or increase of any Commitment of any Lender); (b) except as otherwise expressly provided for hereunder, including without limitation pursuant to an Extension Amendment, postpone any date scheduled for any payment of principal (including at final maturity), interest or fees under Section 2.07, 2.08 (other than pursuant to Section 2.08(b)) or 2.09, without the written consent of each Lender directly and adversely affected thereby, it being understood that the waiver of (or amendment to the terms of) any obligation of the Borrowers to pay interest at the Default Rate, any Default or Event of Default, any condition precedent, mandatory prepayment of the Loans or mandatory reduction of Commitments shall not constitute such a postponement of any date scheduled for the payment of principal or interest; (c) reduce or forgive the principal of, or the rate of interest specified herein on, any Loan, or (subject to clause (i) of the second proviso to this Section 10.01) any fees payable hereunder or under any other Loan Document (or extend the timing of payments of such fees) without the written consent of each Lender directly and adversely affected thereby, it being understood that any change to the definition of Historical Excess Availability, Historical Average Utilization or any other definition used to calculate the amount of any principal or interest payment or fee or other amount or in the component definitions thereof shall not constitute a reduction in any rate of interest; provided that, for the avoidance of doubt, only the consent of (A) the Required Lenders shall be necessary to amend the definition of “Default Rate” or waive any obligation of the Borrowers to pay interest at the Default Rate and (B) the Swing Line Lender shall be necessary to waive any obligation of the Borrowers to pay interest at the Default Rate payable in respect of the Swing Line Loans; (d) change any provision of this Section 10.01 or the definition of “Required Lenders,” “Required Class Lenders,” or any other provision specifying the number of Lenders or portion of the Loans or Commitments required to take any action under the Loan Documents to reduce the percentage set forth therein, without the written consent of each Lender directly and adversely affected thereby (it being understood that with the consent of the Required Lenders (if such consent is otherwise required) or the Administrative Agent (if the consent of the Required Lenders is not otherwise required), additional extension of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the Revolving Credit Commitments; (e) other than in connection with a transaction permitted under Section 7.04 or Section 7.05, release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender; -164

(f) other than in connection with a transaction permitted under Section 7.04 or Section 7.05, release all or substantially all of the aggregate value of the Guarantees, without the written consent of each Lender; (g) [reserved]; (h) amend, waive or otherwise modify any term or provision (including the availability and conditions to funding under Section 2.14 with respect to Incremental Revolving Credit Commitments which directly affects Lenders of one or more Incremental Revolving Credit Commitments (solely to the extent prior to the effectiveness of any Incremental Revolving Credit Commitments) and does not directly affect Lenders under any other Class, in each case, without the written consent of the Required Class Lenders under such applicable Incremental Revolving Credit Commitments (and in the case of multiple Classes which are affected, such Required Class Lenders shall consent together as one Class); (i) without the written consent of the Supermajority Required Lenders, increase advance rates or make other modifications to the Borrowing Base (or any constituent definitions to the extent used therein) that have the effect of increasing the amount available to be borrowed hereunder (including changes in eligibility criteria) without the written consent of the Supermajority Required Lenders, it being understood that increases or decreases in Reserves implemented by the Administrative Agent in its Permitted Discretion shall require only the consent of the Administrative Agent; or (j) amend, waive or otherwise modify the definition of “Pro Rata Share” or any provision requiring pro rata sharing amongst Lenders without the consent of each Lender directly and adversely affected thereby; provided that modifications to Section 8.03 or the definition of “Pro Rata Share” to the extent necessary in connection with (y) any Incremental Amendment or (z) any Extension Amendment, in each case, shall only require approval (to the extent any such approval is otherwise required) of the Required Lenders; provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by each Issuing Bank in addition to the Lenders required above, directly and adversely affect the rights or duties of an Issuing Bank under this Agreement or any LC Application relating to any Letter of Credit issued or to be issued by it; provided, however, that this Agreement may be amended to adjust the mechanics related to the issuance of Letters of Credit, including mechanical changes relating to the existence of multiple Issuing Banks and increase the LC Sublimit, with only the written consent of the Administrative Agent, the applicable Issuing Bank and the Borrowers so long as the Revolving Credit Lenders, if any, who have not executed such amendment, and if applicable, the other Issuing Banks, if any, who have not executed such amendment, are not directly and adversely affected thereby; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, directly and adversely affect the rights or duties of the Swing Line Lender under this Agreement; provided, however, that this Agreement may be amended to adjust the borrowing mechanics related to Swing Line Loans with only the written consent of the Administrative Agent, the Swing Line Lender (including to add another Lender, who upon execution of such amendment, will be an additional Swing Line Lender) and the Borrowers so long as the Revolving Credit Lenders and, if applicable, the other Swing Line Lenders, if any, who have not executed such amendment are not directly and adversely affected thereby, (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, directly and adversely affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent under this Agreement or any other Loan Document; (iv) (x) no Lender consent is required to effect an Incremental Amendment or Extension Amendment (except as expressly provided in Sections 2.14 or 2.16 or in the following clause (y)) or to effect any amendment expressly contemplated by Section 6.19 and (y) in connection with an Extension Amendment, only the consent of the Lenders that will continue as a Lender in respect of the Extended Revolving Credit Commitments, as applicable, subject to such Extension Amendment shall be required for such Extension Amendment; and (v) the LC Sublimit may be increased with only the consent of the Required Lenders, each Issuing Bank and the Administrative Agent. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable -165

Lenders other than Defaulting Lenders (it being understood that any Commitments or Loans held or deemed held by any Defaulting Lender shall be excluded for a vote of the Lenders hereunder requiring any consent of the Required Lenders or Required Class Lenders)), except that (x) the Commitment of any such Defaulting Lender may not be increased or extended, the rate of interest on any Loans of any Defaulting Lender may not be reduced and the principal amount of any of such Loans may not be forgiven, in each case without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each directly and adversely affected Lender that by its terms materially and adversely affects any Defaulting Lender to a greater extent than other affected Lenders (or, if there are no such affected Lenders (other than such affected Lenders which are Defaulting Lenders), Lenders of the same Class) shall require the consent of such Defaulting Lender. Notwithstanding anything to the contrary herein, no Lender consent is required for the Administrative Agent to enter into or to effect any amendment, modification or supplement to the ABL Intercreditor Agreement, any subordination agreement or other intercreditor agreement or arrangement permitted under this Agreement or in any document pertaining to any Indebtedness permitted hereby that is permitted to be secured by the Collateral (i) that is for the purpose of adding the holders of such secured or subordinated Indebtedness permitted to be incurred under this Agreement (or, in each case, a Senior Representative with respect thereto), as parties thereto, as expressly contemplated by the terms of the ABL Intercreditor Agreement, such subordination agreement or such other intercreditor agreement or arrangement permitted under this Agreement, as applicable (it being understood that any such amendment or supplement may make such other changes to the applicable intercreditor agreement as, in the good faith determination of the Administrative Agent, are required to effectuate the foregoing and provided that such other changes are not adverse, in any material respect (taken as a whole), to the interests of the Lenders) or (ii) that is expressly contemplated by the ABL Intercreditor Agreement, any subordination agreement or other intercreditor agreement or arrangement permitted under this Agreement or in any document pertaining to any Indebtedness permitted hereby that is permitted to be secured by the Collateral; provided, further, that no such agreement shall directly and adversely amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder or under any other Loan Document without the prior written consent of the Administrative Agent. Notwithstanding anything to the contrary contained in this Section 10.01, the Guaranty, the Collateral Documents and related documents executed by the Loan Parties or the Restricted Subsidiaries in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be, together with this Agreement, amended and waived with the consent of the Administrative Agent at the request of the Administrative Borrower without the need to obtain the consent of any other Lender if such amendment or waiver is delivered in order (i) to comply with local Law or advice of local counsel, (ii) to cure any ambiguities or defects or (iii) to cause such Guaranty, Collateral Document or other document to be consistent with this Agreement and the other Loan Documents. Notwithstanding anything to the contrary contained in Section 10.01, if the Administrative Agent and the Administrative Borrower shall have jointly identified an ambiguity, mistake, obvious error (including, but not limited to, an incorrect cross-reference) or any error or omission of a technical or immaterial nature, in each case, in any provision of this Agreement or any other Loan Document (including, for the avoidance of doubt, any exhibit, schedule or other attachment to any Loan Document), then the Administrative Agent (acting in its sole discretion) and the Administrative Borrower or any other relevant Loan Party shall be permitted to amend such provision and such amendment shall become effective without any further action or consent of any other party to any Loan Document. Notification of such amendment shall be made by the Administrative Agent to the Lenders promptly upon such amendment becoming effective. Section 10.02 Notices and Other Communications; Facsimile Copies. (a) Notices; Effectiveness; Electronic Communications. (i) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (C) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by -166 certified or registered mail or sent by facsimile as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (A) if to the Parent Borrower, the Administrative Agent, the Issuing Bank(s) or the Swing Line Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a written notice to the other parties; and (B) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a written notice to the Borrowers, the Administrative Agent, the Issuing Bank(s) and the Swing Line Lender. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (C) below shall be effective as provided in such subsection (C). (C) Electronic Communications. Notices and other communications to the Lenders and the Issuing Banks hereunder may be delivered or furnished by electronic communication (including e- mail, FpML messaging and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the Issuing Banks pursuant to Article II if such Lender or any Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or a Loan Party may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e- mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement) and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (b) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD- PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Loan Parties, any Lender, the Issuing Bank or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrowers’, any Loan Party’s or the Administrative Agent’s transmission of communications or notices through the Platform, any other electronic platform or electronic messaging services, or through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the gross negligence, -167 material breach of the Loan Documents, bad faith or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Loan Parties, any Lender, the Issuing Bank or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (c) Change of Address, Etc. Any Loan Party, the Administrative Agent, the Issuing Bank and the Swing Line Lender, may change its address, electronic mail address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, electronic mail address, facsimile or telephone number for notices and other communications hereunder by notice to the Borrowers, the Administrative Agent, the Issuing Bank and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain Material Non- Public Information. (d) Reliance by Administrative Agent, Issuing Bank and Lenders. The Administrative Agent, the Issuing Bank and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Borrowers even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrowers shall indemnify the Administrative Agent, the Issuing Bank, each Lender and the Related Parties of each of them (other than any Excluded Affiliate) from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrowers in accordance with Section 10.05 hereof. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. Section 10.03 No Waiver; Cumulative Remedies. No failure by any Lender, Issuing Bank or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders and the Issuing Bank; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the Issuing Bank or the Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as Issuing Bank or Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 10.09 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, -168 with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. Section 10.04 Attorney Costs and Expenses. The Borrowers agree (a) if the Closing Date occurs, to pay or reimburse (x) the Commitment Parties for such out-of-pocket costs and expenses as shall have been separately agreed upon in writing and (y) the Administrative Agent, the Swing Line Lender, the Issuing Banks and the other Agents for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, syndication, execution, delivery and administration of this Agreement and the other Loan Documents, the reasonable fees and expenses of consultants and appraisal firms in connection with inventory appraisals and field examinations required hereunder and the Administrative Agent’s standard charges for examination activities and appraisal reviews and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including, in each case, all Attorney Costs, which shall be limited to (i) one primary counsel to the Administrative Agent and its Affiliates (other than Excluded Affiliates), taken as a whole, or the Administrative Agent (and its Affiliates (other than Excluded Affiliates), as applicable) and one local counsel, if necessary, in any relevant jurisdiction material to the interests of the Lenders taken as a whole), in each case excluding allocated costs of in-house counsel and (ii) in the case of other consultants and advisors, the fees and expenses of such persons approved by the Borrowers and (b) after the Closing Date, to pay or reimburse the Administrative Agent, the Swing Line Lenders, the Issuing Banks and the Lenders for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement or protection of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law, and including (i) all respective Attorney Costs, which shall be limited to Attorney Costs of one primary counsel to the Administrative Agent and the Lenders taken as a whole, and one local counsel, if necessary, in any relevant jurisdiction material to the interests of the Lenders taken as a whole and, solely in the case of an actual conflict of interest, one additional counsel in each relevant material jurisdiction to the similarly situated Persons taken as a whole and (ii) in the case of other consultants or advisors, the fees and expenses of such persons approved by the Borrowers). The agreements in this Section 10.04 shall survive the termination of the Total Revolving Credit Commitments and repayment of all other Obligations. All amounts due under this Section 10.04 shall be paid within thirty (30) days after written demand therefor (together with backup documentation supporting such reimbursement request); provided that, with respect to the Closing Date, all amounts due under this Section 10.04 shall be paid on the Closing Date solely to the extent invoiced to the Borrowers at least three (3) Business Days prior to the Closing Date (or such later date as the Borrowers may agree in its sole discretion). If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it hereunder or under any Loan Document, such amount may be paid on behalf of such Loan Party by the Administrative Agent in its discretion following five Business Days’ prior written notice to the Parent Borrower. For the avoidance of doubt, this Section 10.04 shall not apply to Taxes, except any Taxes that represent costs and expenses arising from any non-Tax claim. Section 10.05 Indemnification by the Borrowers. The Borrowers shall indemnify and hold harmless each Agent, each Swing Line Lender, each Issuing Bank, each Lender, each Arranger and their respective Affiliates (other than Excluded Affiliates) and controlling Persons, and their respective directors, officers, employees, advisors, agents and other representatives of each of the foregoing and their respective successors and permitted assigns (but excluding any Excluded Affiliates) (collectively the “Indemnitees”) from and against any and all actual losses, claims, damages, liabilities and expenses (including Attorney Costs but limited in the case of legal fees and expenses to the reasonable and documented out-of-pocket fees, disbursements and other charges of one counsel to all Indemnitees taken as a whole and, if reasonably necessary, one local counsel for all Indemnitees taken as a whole in each relevant jurisdiction that is material to the interests of the Lenders, and solely in the case of an actual conflict of interest, one additional counsel in each relevant material jurisdiction to the affected Indemnitees similarly situated), in each case except allocated costs of in-house counsel, of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions -169 contemplated thereby, (b) any Commitment, Loan or Letter of Credit or the use or proposed use of the proceeds therefrom including any refusal by an Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit, (c) any actual or alleged presence or Release of Hazardous Materials at, on, under or from any property or facility currently or formerly owned, leased or operated by the Loan Parties or any Subsidiary, or any Environmental Liability of or relating to the Loan Parties or any Subsidiary, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) (a “Proceeding”) and regardless of whether any Indemnitee is a party thereto or whether or not such Proceeding is brought by the Borrowers or any other person and, in each case, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities and expenses resulted from (w) the gross negligence, bad faith, fraud or willful misconduct of such Indemnitee or of any of its Related Indemnified Persons, as determined by a final non-appealable judgment of a court of competent jurisdiction, (x) a material breach of any obligations under any Loan Document by such Indemnitee or of any of its Related Indemnified Persons, as determined by a final non-appealable judgment of a court of competent jurisdiction, (y) any dispute solely among Indemnitees other than any claims against an Indemnitee in its capacity or in fulfilling its role as an administrative agent or arranger or any similar role under any Facility and other than any claims arising out of any act or omission of the Borrowers or any of their Affiliates or (z) settlements effected without the Borrowers’ prior written consent (which consent shall not be unreasonably withheld, delayed or conditioned), but if settled with Borrowers’ written consent, or if there is a final judgment against an Indemnitee, the Borrowers shall indemnify and hold harmless such Indemnitee to the extent and the manner set forth above. In case any Proceeding is instituted involving any Indemnitee for which indemnification is to be sought hereunder by such Indemnitee, then such Indemnitee will promptly notify the Parent Borrower of the commencement of any such Proceeding; provided, however, that the failure so to notify the Parent Borrower will not relieve the Borrowers from any liability to such Indemnitee pursuant to this Section 10.05. Each applicable Indemnitee (by accepting the benefits hereof) agrees to refund and return any and all amounts paid by or on behalf of the Borrowers (or any other Loan Party) to such Indemnitee, in each case, pursuant to the terms of this paragraph to the extent such Indemnitee is not entitled to the payment thereof pursuant to the terms of this paragraph, as determined by a final non-appealable judgment of a court of competent jurisdiction. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement (except for direct (as opposed to indirect, special, punitive or consequential) damages resulting from the gross negligence, bad faith, fraud or willful misconduct of, or material breach of this Agreement or the other Loan Documents, as determined by a court of competent jurisdiction in a final and non-appealable judgment, of any such Indemnitee), nor shall any Indemnitee, Related Indemnified Person, Loan Party or any Subsidiary have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date) (other than, in the case of any Loan Party, in respect of any such obligations, liabilities, losses, damages, penalties, demands, actions, judgments, suits, costs, disbursements, claims or expenses incurred or paid or required to be paid by an Indemnitee to a third party (including another Indemnitee)). In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 10.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, any Subsidiary of any Loan Party, its directors, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents are consummated. All amounts due under this Section 10.05 shall be paid within thirty (30) days after written demand therefor (together with backup documentation supporting such reimbursement request). The agreements in this Section 10.05 shall survive the resignation or removal of the Administrative Agent, the resignation of an Issuing Bank or Swing Line Lender, the replacement of any Lender, the termination of the Total Revolving Credit Commitments and the repayment, satisfaction or discharge of all the other Obligations. For the avoidance of doubt, this Section 10.05 shall not apply to Taxes, except any Taxes that represent liabilities, obligations, losses, damages, penalties, claims, demands, actions, prepayments, suits, costs, expenses and disbursements arising from any non-Tax claims. To the extent that the Borrowers for any reason fails to pay any amount required under this Section 10.05 or Section 10.04 to be paid by it to the Administrative Agent (or any sub-agent thereof), the Issuing Bank, the Swing Line Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative -170

Agent (or any such sub-agent), the Issuing Bank, the Swing Line Lender or such Related Party, as the case may be, such Lender’s Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the Swing Line Lender or the Issuing Bank in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the Swing Line Lender or Issuing Bank in connection with such capacity. The obligations of the Lenders under this paragraph are subject to the provisions of Section 2.12(d). Section 10.06 Payments Set Aside. To the extent that any payment by or on behalf of the Borrowers is made to the Administrative Agent, the Issuing Bank or any Lender, or the Administrative Agent, the Issuing Bank or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the Issuing Bank or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the Issuing Bank severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the Issuing Bank under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. Section 10.07 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Parent Borrower may not (except as permitted by Section 7.04) assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder (including to existing Lenders and their Affiliates) except (i) to an Assignee in accordance with the provisions of Section 10.07(b) (such an assignee, an “Eligible Assignee”), (ii) by way of participation in accordance with the provisions of Section 10.07(e); provided, however, that notwithstanding the foregoing, no Lender may assign or, other than in the case of clause (iii) below, transfer by participation any of its rights or obligations hereunder to (i) any Person that is a Defaulting Lender, (ii) a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person) or (iii) a Disqualified Institution (unless otherwise agreed by the Administrative Borrower in its sole discretion and, notwithstanding anything herein to the contrary, without giving effect to any provision providing for deemed consent by the Administrative Borrower). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate or branch of any Issuing Bank that issues any Letter of Credit), Participants to the extent provided in Section 10.07(e) and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (“Assignees”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this Section 10.07(b), participations in LC Obligations and in Swing Line Loans) at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed, except in connection with a proposed assignment to any Disqualified Institution, which consent by the Administrative Borrower may be withheld in its sole discretion) of: (A) the Administrative Borrower; provided that no consent of the Administrative Borrower shall be required for (i) an assignment of all or a portion of the Loans or Commitments to a Lender, an Affiliate of a Lender or an Approved Fund or (ii) other than with respect to any proposed assignment to a Disqualified Institution, if a Specified Event of Default has occurred and is -171 continuing, to any Assignee; provided that, other than with respect to any proposed assignment to a Disqualified Institution, the Administrative Borrower shall be deemed to have consented to any such assignment of the Loans unless it shall have objected thereto by written notice to the Administrative Agent within ten (10) Business Days after having acknowledged receipt of a written notice thereof; and (B) the Administrative Agent; (C) each Issuing Bank; and (D) the Swing Line Lender; provided, with respect to foregoing clauses (B), (C) and (D), no consent of the Administrative Agent, any Issuing Bank or the Swing Line Lender shall be required with respect to an assignment to any Person that is a Lender, any Affiliate or branch of a Lender or any Approved Fund. This paragraph (b) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis among such Facilities. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Administrative Borrower and the Administrative Agent, the applicable Pro Rata Share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full Pro Rata Share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Pro Rata Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than an amount of $5,000,000, unless each of the Administrative Borrower and the Administrative Agent otherwise consent; provided that such assignments shall be aggregated in respect of each Lender and its Affiliates or Approved Funds, if any; (B) each assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement, and no Lender shall be permitted to assign a single Class of Loans or Revolving Credit Commitments without assigning a proportionate part of such Lender’s other Classes of Loans or Revolving Credit Commitments; (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption either manually or via an electronic settlement system acceptable to the Administrative Agent, together with a processing and recordation fee of $3,500 (unless waived or reduced by the Administrative Agent in its sole discretion); -172

(D) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; (E) the Assignee shall execute and deliver to the Administrative Agent and the Administrative Borrower the forms described in Sections 3.01(d) and 3.01(e) applicable to it; and (F) no assignment shall be made to the Sponsor, Walgreens Co., the Parent Borrower or any of its Subsidiaries, or any affiliate of any of the foregoing. The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans or Commitments, or disclosure of confidential information, to any Disqualified Institution. The identity of Disqualified Institutions will not be posted or distributed to any Person by the Administrative Agent or Arranger, but may be communicated by the Administrative Agent to a Lender upon request therefor. (c) Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 10.07(d), from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits and subject to the obligations of Sections 3.01, 3.04, 3.05, 10.04 and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, and the surrender by the assigning Lender of its Note, the Borrowers (at their expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause (c) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.07(e). (d) The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it, and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and related interest amounts) of the Loans and LC Disbursements, owing to each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrowers, the Agents and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, any Agent and any Lender (solely with respect to the information as it relates to such Lender), at any reasonable time and from time to time upon reasonable prior notice. This Section 10.07(d) and Section 2.11 shall be construed so that all Loans are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related Treasury regulations (or any other relevant or successor provisions of the Code or of such Treasury regulations). (e) Any Lender may at any time sell participations to any Person (other than the Sponsor, any of its Affiliates (other than Debt Fund Affiliates), Walgreens Co., a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person), a Defaulting Lender or a Disqualified Institution) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in LC Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Agents, the Swing Line Lender, each Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a -173

Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or the other Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in clauses (a), (b), (c), (e), (f) and (j) of the first proviso to Section 10.01 that requires the affirmative vote of such Lender. Subject to Section 10.07(f), the Borrowers agree that each Participant shall be entitled to the benefits and subject to the obligations of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender (subject, for the avoidance of doubt, to the limitations and requirements of those Sections applying to each Participant as if it were a Lender and provided that any documentation required to be provided under Section 3.01(d) shall be provided solely to the participating Lender) and had acquired its interest by assignment pursuant to Section 10.07(c). To the extent permitted by applicable Law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender; provided that such Participant also shall be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and related interest amounts) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. The portion of any Participant Register relating to any Participant or SPC requesting payment from the Borrowers or seeking to exercise its rights under Section 10.09 shall be available for inspection by the Borrowers or any other Person only to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations and Section 1.163-5(b) of the proposed United States Treasury Regulations. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. The portion of the Participant Register relating to any Participant requesting payment from any Borrower under the Loan Documents shall be made available to such Borrower upon reasonable request. (f) A Participant shall not be entitled to receive any greater payment under Sections 3.01, 3.04 or 3.05 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless (i) such entitlement to a greater payment results from a Change in Law after the sale of the participation to such Participant takes place or (ii) the sale of the participation to such Participant is made with the Administrative Borrower’s prior written consent. A Participant shall not be entitled to the benefits of Section 3.01 unless such Participant complies with Sections 3.01(a), (d), (e), (f) and (h) as though it were a Lender (it being understood that the documentation required under Section 3.01(d) shall be delivered solely to the participating Lender and, at the time such participant has made a claim under Section 3.01, as necessary to substantiate a claim for additional amounts pursuant to Section 3.01). (g) Any Lender may, without the consent of the Borrowers or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender to a Federal Reserve Bank or to any central bank having jurisdiction over such Lender; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. Section 10.08 Confidentiality. Each of the Agents, the Swing Line Lender, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information, except that Information may be disclosed (a) to its Affiliates and its and its Affiliates’ limited partners, lenders, investors, managed accounts, officers, directors, employees, legal counsel, independent auditors, professionals, service providers and other experts or agents, in each case other than Excluded Affiliates (collectively, “Representatives”) who need to know such Information (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and agree to keep such Information confidential and the Agents and the Lenders shall be principally liable to the extent any confidentiality restrictions set forth herein are violated by one or more of its Representatives); (b) to the extent required or requested by any Governmental Authority or self-regulatory authority having or asserting jurisdiction over such Person (including any Governmental Authority regulating any Lender or its Affiliates), provided that the applicable Agent or such Lender, as applicable, agrees that it will promptly notify the Administrative Borrower prior -174 to any such disclosure by such Person (other than at the request of a regulatory authority as part of a regulatory examination) unless such notification is prohibited by law, rule or regulation; (c) to the extent required by applicable Laws or regulations or by any subpoena or order of any court or administrative agency or in any pending legal or administrative proceeding or similar legal process, provided that the applicable Agent or such Lender, as applicable, agrees that it will notify the Administrative Borrower in advance of any such disclosure by such Person (except with respect to any routine audit or examination conducted by bank accountants or regulatory authority exercising routine examination or regulatory authority) unless such notification is prohibited by law, rule or regulation; (d) to any other party to this Agreement; (e) subject to an agreement containing provisions at least as restrictive as those of this Section 10.08 (or as may otherwise be reasonably acceptable to the Administrative Borrower), to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or any Eligible Assignee or potential Lender invited to be an Additional Lender (except, in each case, to the extent the Administrative Borrower has declined to consent to such assignment), or any actual or prospective direct or indirect counterparty (or its advisors) to any swap or derivative transaction relating to the Borrowers and their obligations; (f) with the written consent of the Administrative Borrower; (g) to the extent such Information becomes publicly available other than as a result of a breach of this Section 10.08 or other obligation of confidentiality owed to the Borrowers or the Sponsor or any of their respective Affiliates; (h) to any rating agency when required by it on a customary basis and after consultation with the Administrative Borrower (it being understood that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Information relating to Loan Parties and their Subsidiaries received by it from such Lender) or to the CUSIP Service Bureau or any similar organization; (i) in connection with the exercise of any remedies hereunder, under any other Loan Document or the enforcement of its rights hereunder or thereunder; (j) to the extent that such information is independently developed by the applicable Agent or its Affiliates (other than any Excluded Affiliates) or the applicable Lender or its Affiliates in each case so long as not based on information obtained in a manner that would otherwise violate this Section 10.08, (k) for purposes of establishing a “due diligence” defense; or (l) to market data collectors, similar services providers to the lending industry, and service providers to the Arrangers and the Lenders in connection with the administration and management of this Agreement; provided that, in each case, no disclosure shall be made to any Disqualified Institution. In addition, the Agents and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Agents and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Commitments, and the Credit Extensions; provided that such Person is advised and agrees to be bound by the provisions of this Section 10.08. For purposes of this Section, “Information” means all information received from any Loan Party or any Subsidiary thereof relating to any Loan Party or any Subsidiary thereof, their respective businesses and their respective Affiliates and their Affiliates’ directors, officers, employees, trustees, investments advisors or agents, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by any Loan Party or any Subsidiary thereof other than as a result of a breach of this Section 10.08. Each of the Agents and the Lenders acknowledges that (a) the Information may include Material Non- Public Information, (b) it has developed compliance procedures regarding the use of Material Non-Public Information and (c) it will handle such Material Non-Public Information in accordance with applicable Law, including United States federal and state securities Laws. The provisions of this paragraph shall not affect any Borrowers’ obligations under the last paragraph of Section 6.02. Section 10.09 Setoff. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates (and the Administrative Agent, in respect of any unpaid fees, costs and expenses payable hereunder) is authorized at any time and from time to time, without prior notice to the Borrowers, any such notice being waived by the Borrowers (on its own behalf and on behalf of each Loan Party and each of its Subsidiaries) to the fullest extent permitted by applicable Law, after obtaining the written consent of the Administrative Agent, to set off and apply any and all deposits (general or special, time or demand, provisional or final but excluding escrow, payroll, petty cash, trust and tax accounts) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates or the Administrative Agent to or for the credit or the account of the respective Loan Parties against any and all Obligations owing to such Lender and its Affiliates or -175 the Administrative Agent hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.17 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Bank(s) and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Each Lender agrees promptly to notify the Administrative Borrower and the Administrative Agent after any such set off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent and each Lender under this Section 10.09 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent and such Lender may have at Law. Notwithstanding anything to the contrary in the foregoing, no Lender shall exercise any right of set off in respect of any Controlled Account other than the Administrative Agent acting in their capacity as such. Notwithstanding anything to the contrary contained herein or in any other Loan Document, each Secured Party expressly waives its right of setoff (and any similar right including bankers’ liens) with respect to all lockboxes, deposit accounts and other cash management accounts maintained by any Loan Party and into which any collections of Governmental Entity Accounts are deposited. Section 10.10 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If any Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrowers. In determining whether the interest contracted for, charged, or received by an Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. Section 10.11 Counterparts; Electronic Execution of Assignments and Certain Other Documents. This Agreement and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile, .pdf or other electronic means of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document. The Agents may also require that any such documents and signatures delivered by facsimile, .pdf or other electronic means be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile, .pdf or other electronic means. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including, without limitation, Assignment and Assumptions, amendments or other modifications, Committed Loan Notices, Swing Line Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the -176 contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Section 10.12 Integration. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. Subject to Section 10.20 in the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Agents or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof. Section 10.13 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied (other than contingent indemnification obligations as to which no claim has been asserted) or any Letter of Credit shall remain outstanding (unless the Outstanding Amount of the LC Obligations related thereto has been Cash Collateralized or back-stopped by a letter of credit reasonably satisfactory to the applicable Issuing Bank or such Letter of Credit has been deemed reissued under another agreement acceptable to the applicable Issuing Bank). Section 10.14 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions; provided that the Lenders shall charge no fee in connection with any such amendment. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.14, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the Issuing Bank or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited. Section 10.15 GOVERNING LAW. (a) THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT AND ANY CLAIM OR CONTROVERSY RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY (BOROUGH OF MANHATTAN) (OR ANY APPELLATE COURT THEREOF) OR OF THE UNITED STATES -177

FOR THE SOUTHERN DISTRICT OF SUCH STATE (OR ANY APPELLATE COURT THEREOF), AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH LOAN PARTY, EACH AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES THAT IT WILL NOT COMMENCE OR SUPPORT ANY SUCH ACTION OR PROCEEDING IN ANOTHER JURISDICTION. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH LOAN PARTY, EACH AGENT AND EACH LENDER IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN FACSIMILE OR ELECTRONIC MAIL) IN SECTION 10.02. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. FURTHERMORE, NOTWITHSTANDING THE FOREGOING OR ANYTHING TO THE CONTRARY IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR OTHERWISE SHALL AFFECT ANY RIGHT THAT ANY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING TO ENFORCE ANY AWARD OR JUDGMENT OR EXERCISE ANY RIGHT UNDER THE COLLATERAL DOCUMENTS OR AGAINST ANY COLLATERAL OR ANY OTHER PROPERTY OF ANY LOAN PARTY IN THE COURTS OF OTHER FORUM IN WHICH JURISDICTION CAN BE ESTABLISHED. Section 10.16 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 10.17 Binding Effect. This Agreement shall become effective when (i) it shall have been executed and delivered by the Loan Parties and each other party hereto and (ii) the Administrative Agent shall have been notified by each Lender, Swing Line Lender and Issuing Bank that each such Lender, Swing Line Lender and Issuing Bank has executed it and thereafter shall be binding upon and inure to the benefit of the Loan Parties, each Agent and each Lender and their respective successors and assigns, in each case in accordance with Section 10.07 (if applicable) and except that no Loan Party shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders except as permitted by Section 7.04. Section 10.18 USA Patriot Act. Each Lender that is subject to the USA Patriot Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the USA Patriot Act and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name, address and tax identification number of such Loan Party and other -178 information regarding such Loan Party that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the USA Patriot Act and the Beneficial Ownership Regulation. This notice is given in accordance with the requirements of the USA Patriot Act and the Beneficial Ownership Regulation and is effective as to the Lenders and the Administrative Agent. Each Loan Party shall, promptly following a request by the Administrative Agent, provide all documentation and other information that the Administrative Agent or any Lender reasonably requests which is required in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act and the Beneficial Ownership Regulation. Section 10.19 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent and the other Arranger are arm’s-length commercial transactions between the Loan Parties and their respective Affiliates, on the one hand, and the Administrative Agent, the other Arranger and the Lenders, on the other hand, (B) each Loan Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, each other Arranger and each Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for each Loan Party or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent, any other Arranger nor any Lender has any obligation to the Loan Parties or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the other Arranger, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and neither the Administrative Agent nor any other Arranger nor any Lender has any obligation to disclose any of such interests to the Loan Parties or any of their respective Affiliates. To the fullest extent permitted by law, each Loan Party hereby waives and releases any claims that it may have against the Administrative Agent, the other Arranger and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Section 10.20 Intercreditor Agreements. Each Lender hereunder (a) acknowledges that it has received a copy of the Intercreditor Agreements, (b) agrees that it will be bound by and will take no actions contrary to the provisions of the Intercreditor Agreements and (c) authorizes and instructs the Administrative Agent to enter into the Intercreditor Agreements as Administrative Agent and on behalf of such Lender. The foregoing provisions are intended as an inducement to the lenders under the First Lien Financing Documents, Second Lien Financing Documents and any documentation governing other parity lien or junior lien Indebtedness permitted to be incurred hereunder to extend credit to the Loan Parties and such lenders are intended third party beneficiaries of such provisions. In the event of any conflict or inconsistency between the provisions of any Intercreditor Agreement and this Agreement, the provisions of such Intercreditor Agreement shall control. Notwithstanding anything to the contrary set forth herein or in any other Loan Document, prior to the payment in full of the First Lien Obligations to the extent that any Loan Party is required to give physical possession over any Collateral (other than ABL Priority Collateral) to the Administrative Agent under this Agreement or the other Loan Documents, such requirement to give possession shall be satisfied if such Collateral is delivered to and held by the First Lien Agent pursuant to the ABL Intercreditor Agreement or any other applicable Intercreditor Agreement entered into after the Closing Date. Section 10.21 Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write- -179 down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (1) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (2) the effects of any Bail-In Action on any such liability, including, if applicable: (a) a reduction in full or in part or cancellation of any such liability; (b) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (c) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority. Section 10.22 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 10.22, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and -180 interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). ARTICLE XI. GUARANTEE Section 11.01 The Guarantee. Each Guarantor hereby jointly and severally with the other Guarantors guarantees, as a primary obligor and not as a surety, to each Secured Party and their respective successors and permitted assigns, the prompt payment in full when due (whether at stated maturity, by required prepayment, declaration, demand, by acceleration or otherwise) of (a) the principal of and interest (including any interest, fees, costs or charges that would accrue but for the provisions of (i) Title 11 of the United States Code after any bankruptcy or insolvency petition under Title 11 of the United States Code and (ii) any other Debtor Relief Laws) on the Loans made by the Lenders to, and the Notes held by each Lender of, the Borrowers (or, in the case of such guarantee by a Guarantor that is also a Borrower, on the Loans made by the Lenders to, and the Notes held by each Lender of, each other Borrower), and (b) all other Secured Obligations from time to time owing to the Secured Parties by the Loan Parties under any Loan Document or Secured Hedge Agreement (all such obligations described in clauses (a) and (b), including any future increases in the amounts thereof, being herein collectively called the “Guaranteed Obligations”); provided, however, that Guaranteed Obligations shall exclude all Excluded Swap Obligations. The Guarantors hereby jointly and severally agree that if the Borrowers or other Guarantor(s) shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantors will promptly pay the same in cash, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. Section 11.02 Obligations Unconditional. The obligations of the Guarantors under Section 11.01 shall constitute a guaranty of payment and to the fullest extent permitted by applicable Law, are absolute, irrevocable and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the Guaranteed Obligations of the Borrowers under this Agreement, the Notes, if any, or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the extent permitted by applicable Law irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or Guarantor (except for payment in full). Without limiting the generality of the foregoing, to the extent permitted by applicable Law, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder which shall remain absolute, irrevocable and unconditional under any and all circumstances as described above: (i) at any time or from time to time, without notice to the Guarantors, to the extent permitted by Law, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived; (ii) any of the acts mentioned in any of the provisions of this Agreement or the Notes, if any, or any other agreement or instrument referred to herein or therein shall be done or omitted (including incurring any increase or decrease in the principal amount of the Guaranteed Obligations or the rate of interest or the fees thereon); -181

(iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be amended in any respect, or any right under the Loan Documents or any other agreement or instrument referred to herein or therein shall be amended or waived in any respect or any other guarantee of any of the Guaranteed Obligations or except as permitted pursuant to Section 11.09, any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; (iv) any Lien or security interest granted to, or in favor of, any Lender, an Issuing Bank or Agent as security for any of the Guaranteed Obligations shall fail to be perfected; or (v) the release of any other Guarantor pursuant to Section 11.09. The Guarantors hereby expressly waive (to the fullest extent permitted by Law) diligence, presentment, demand of payment, protest and, to the extent permitted by Law, all notices whatsoever, and any requirement that any Secured Party exhaust any right, power or remedy or proceed against the Borrowers under this Agreement or the Notes, if any, or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations. The Guarantors waive, to the extent permitted by Law, any and all notice of the creation, renewal, extension, waiver, termination or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Secured Party upon this Guarantee or acceptance of this Guarantee, and the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guarantee, and all dealings between the Borrowers and the Secured Parties shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. This Guarantee shall be construed as a continuing, absolute, irrevocable and unconditional guarantee of payment without regard to any right of offset with respect to the Guaranteed Obligations at any time or from time to time held by Secured Parties, and the obligations and liabilities of the Guarantors hereunder shall not be conditioned or contingent upon the pursuit by the Secured Parties or any other Person at any time of any right or remedy against the Borrowers or against any other Person which may be or become liable in respect of all or any part of the Guaranteed Obligations or against any collateral security or guarantee therefor or right of offset with respect thereto. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantors and the successors and permitted assigns thereof, and shall inure to the benefit of the Lenders, and their respective successors and permitted assigns, notwithstanding that from time to time during the term of this Agreement there may be no Guaranteed Obligations outstanding. Section 11.03 Reinstatement. The obligations of the Guarantors under this Article XI shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrowers or other Loan Party in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise. Section 11.04 Subrogation; Subordination. Each Guarantor hereby agrees that until the payment and satisfaction in full in cash of all Guaranteed Obligations (other than contingent indemnification obligations as to which no claim has been asserted) and the expiration and termination of the Commitments of the Lenders under this Agreement it shall subordinate any claim and shall not exercise any right or remedy, direct or indirect, arising by reason of any performance by it of its guarantee in Section 11.01, whether by subrogation or otherwise, against the Borrowers or any other Guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations. Any Indebtedness of any Loan Party to any Non-Loan Party permitted pursuant to 7.03(b) or (d) shall be subordinated to such Loan Party’s Secured Obligations in the manner set forth in the Intercompany Note evidencing such Indebtedness. Section 11.05 Remedies. The Guarantors jointly and severally agree that, as between the Guarantors and the Lenders, the obligations of the Borrowers under this Agreement and the Notes, if any, may be declared to be forthwith due and payable as provided in Section 8.02 (and shall be deemed to have become automatically due and payable in the circumstances -182 provided in Section 8.02) for purposes of Section 11.01, notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrowers and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrowers) shall forthwith become due and payable by the Guarantors for purposes of Section 11.01. Section 11.06 Instrument for the Payment of Money. Each Guarantor hereby acknowledges that the guarantee in this Article XI constitutes an instrument for the payment of money, and consents and agrees that any Lender or Agent, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to bring a motion-action under New York CPLR Section 3213. Section 11.07 Continuing Guarantee. The guarantee in this Article XI is a continuing guarantee of payment, and shall apply to all Guaranteed Obligations whenever arising. Section 11.08 General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate limited partnership or limited liability company law, or any applicable state, federal or foreign bankruptcy, insolvency, reorganization or other Law affecting the rights of creditors generally, if the obligations of any Guarantor (other than the Borrowers) under Section 11.01 would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 11.01, then, notwithstanding any other provision to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Loan Party or any other Person, be automatically limited and reduced to the highest amount (after giving effect to the liability under this Guaranty and the right of contribution established in Section 11.10) that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding. Section 11.09 Release of Guarantors. If, in compliance with the terms and provisions of the Loan Documents, (i) any Guarantor that is a Restricted Subsidiary of a Loan Party ceases to be a Restricted Subsidiary of a Loan Party in a transaction permitted hereunder, (ii) any Guarantor becomes an Excluded Subsidiary or (iii) subject to Section 10.01, if the release of such Guarantor is approved, authorized or ratified in writing by the Required Lenders (any such Guarantor referred to in clause (i), (ii) or (iii) a “Released Guarantor”), such Released Guarantor shall upon the consummation of the related transaction, change in status, request, approval, authorization or ratification be (in the case of clauses (i) and (iii)) automatically released and (in the case of clause (ii)) released by the Administrative Agent pursuant to appropriate documentation following a written request from the Administrative Borrower to the Administrative Agent requesting such release, in each case, from its obligations under this Agreement (including under Section 10.05 hereof) and the other Loan Documents, including its obligations to pledge and grant any Collateral owned by it pursuant to any Collateral Document and, in the case of a sale of any of the Equity Interests of the Released Guarantor to a Person that is not a Loan Party, the pledge of such Equity Interests to the Administrative Agent pursuant to the Collateral Documents shall be automatically released, and, so long as the Borrowers shall have provided the Administrative Agent such certifications or documents as any Agent shall reasonably request, the Administrative Agent shall take such actions as are necessary to effect each release described in this Section 11.09 in accordance with the relevant provisions of this Agreement and the Collateral Documents; provided, that no such release shall occur, and no such Guarantor shall constitute a Released Guarantor, if (x) such Guarantor continues to be a guarantor in respect of any other Obligations, any First Lien Obligation or any Second Lien Obligations or any Junior Financing or (y) such Guarantor continues to constitute a Subsidiary of the Parent Borrower and becomes an Excluded Subsidiary under clause (a) of the definition thereof unless (i) no Event of Default shall have occurred and be continuing at the time such Guarantor becomes an Excluded Subsidiary under clause (a) of the definition thereof and (ii) after giving Pro Forma Effect to such release and the consummation of the transaction that causes such Person to become an Excluded Subsidiary under clause (a) of the definition thereof, the Borrowers and Restricted -183

Subsidiaries shall be deemed to have made an Investment in, or a Restricted Payment in respect of, as applicable, such Person (as if such Person were then newly acquired or formed) and such Investment or Restricted Payment is permitted hereunder at such time. When all Commitments hereunder have terminated, and all Loans or other Obligations hereunder (other than contingent indemnification obligations as to which no claim has been asserted) have been paid or satisfied in full, and no Letter of Credit remains outstanding (except any Letter of Credit the Outstanding Amount of which the Obligations related thereto has been Cash Collateralized or for which a backstop letter of credit reasonably satisfactory to the applicable Issuing Bank has been put in place or such Letter of Credit has been deemed reissued under another agreement reasonably acceptable to the applicable Issuing Bank), this Agreement and the Guarantees made herein shall terminate with respect to all Obligations, except with respect to Obligations that expressly survive such repayment pursuant to the terms of this Agreement. Section 11.10 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 11.04. The provisions of this Section 11.10 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent, the Issuing Bank(s), the Swing Line Lender and the Lenders, and each Guarantor shall remain liable to the Administrative Agent, the Issuing Bank(s), the Swing Line Lender and the Lenders for the full amount guaranteed by such Guarantor hereunder. Section 11.11 Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guaranty in respect of any Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 11.11 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 11.11, or otherwise under this Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 11.11 shall remain in full force and effect until the payment in full and discharge of the Guaranteed Obligations. Each Qualified ECP Guarantor intends that this Section 11.11 constitute, and this Section 11.11 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. Section 11.12 Independent Obligation. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other party or the Borrowers, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not action is brought against any other Guarantor, any other party or the Borrowers and whether or not any other Guarantor, any other party or the Borrowers be joined in any such action or actions. >6,*1$785(3$*(6)2//2:@ -184

EXHIBIT B SCHEDULE 1.01A Commitments Revolving Credit Initial Revolving 2020 Incremental Total Initial Revolving Lender Credit Commitment Revolving Credit Credit Commitment Commitment (as of the First Amendment Effective Date) Bank of America, N.A. $75,000,000.00 $25,000,000.00 $100,000,000.00 ACF Finco I LP $75,000,000.00 $0.00 $75,000,000.00 Total $150,000,000.00 $25,000,000.00 $175,000,000.00